STATEMENT OF ADDITIONAL INFORMATION

February 28, 2020, as revised or amended, March 31, 2020,

May 1, 2020, September 1, 2020, September 16, 2020,

December 31, 2020 and February 1, 2021

This Statement of Additional Information (SAI), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, as such prospectuses may be revised from time to time. To obtain a copy of a fund's prospectus, please call your financial adviser, or write to the fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.im.bnymellon.com or call 1-800-373-9387 (inside the U.S. only).

The most recent annual report and semi-annual report to shareholders for each fund are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the annual report are incorporated by reference into this SAI and can be accessed by clicking on the applicable link in the "Fiscal Year End/Annual Report Date" column below. All classes of a fund have the same fiscal year end and prospectus date, except if otherwise indicated. Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End/Annual Report Date*	Prospectus Date

BNY Mellon Absolute Insight Funds, Inc.	BNYMAIF
BNY Mellon Core Plus Fund	BNYMCPF	Class A/DCPAX	April 30th	September 1st
Class C/DCPCX
Class I/DCPIX
Class Y/DCPYX

BNY Mellon Municipal Bond Funds, Inc.	BNYMMBF
BNY Mellon Municipal Bond Fund	BNYMMBF	DRTAX	August 31st	December 31st

BNY Mellon Intermediate Municipal Bond Fund, Inc.	BNYMIMBF	DITEX	May 31st	September 16th

BNY Mellon Municipal Funds, Inc.	BNYMMF
BNY Mellon AMT-Free Municipal Bond Fund	BNYMAFMBF	Class A/DMUAX	August 31st	December 31st
Class C/DMUCX
Class I/DMBIX
Class Y/DMUYX
Class Z/DRMBX

BNY Mellon High Yield Municipal Bond Fund	BNYMHYMBF	Class A/DHYAX	August 31st	December 31st
Class C/DHYCX
Class I/DYBIX
Class Y/DHYYX
Class Z/DHMBX

BNY Mellon New York Tax Exempt Bond Fund, Inc.	BNYMNYTEBF	DRNYX	May 31st	September 16th

GRP3-SAI-0201

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End/Annual Report Date*	Prospectus Date
BNY Mellon California AMT-Free Municipal Bond Fund, Inc.	BNYMCAMTMBF	Class A/DCAAX	May 31st	September 16th
Class C/DCACX
Class I/DCMIX
Class Y/DCAYX
Class Z/DRCAX

BNY Mellon U.S. Mortgage Fund, Inc.	BNYMUSMF	Class A/GPGAX	April 30th	September 1st
Class C/GPNCX
Class I/GPNIX
Class Y/GPNYX
Class Z/DRGMX

BNY Mellon Stock Funds	BNYMSF
BNY Mellon International Core Equity Fund	BNYMICEF	Class A/DIEAX	September 30th	February 1st
Class C/DIECX
Class I/DIERX
Class Y/DIEYX

BNY Mellon International Small Cap Fund	BNYMISCF	Class A/DYAPX	October 31st	February 28th
Class C/DYCPX
Class I/DYIPX
Class Y/DYYPX
BNY Mellon Strategic Funds, Inc.	BNYMSFI
BNY Mellon Active MidCap Fund	BNYMAMCF	Class A/DNLDX	December 31st	May 1st
Class C/DNLCX
Class I/DNLRX
Class Y/DNLYX

BNY Mellon Select Managers Small Cap Growth Fund	BNYMSMSCGF	Class A/DSGAX	May 31st	September 16th
Class C/DSGCX
Class I/DSGIX
Class Y/DSGYX

BNY Mellon Select Managers Small Cap Value Fund	BNYMSMSCVF	Class A/DMVAX	November 30th	March 31st
Class C/DMECX
Class I/DMVIX
Class Y/DMVYX

BNY Mellon U.S. Equity Fund	BNYMUSEF	Class A/DPUAX	November 30th	March 31st
Class C/DPUCX
Class I/DPUIX
Class Y/DPUYX

BNY Mellon Global Stock Fund	BNYMGSF	Class A/DGLAX	November 30th	March 31st
Class C/DGLCX
Class I/DGLRX
Class Y/DGLYX

BNY Mellon International Stock Fund	BNYMISF	Class A/DISAX	November 30th	March 31st
Class C/DISCX
Class I/DISRX

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End/Annual Report Date*	Prospectus Date
Class Y/DISYX

* Certain information provided in this SAI is indicated to be as of the end of a fund's last fiscal year or during a fund's last fiscal year. The term "last fiscal year" means the most recently completed fiscal year except that, for funds with fiscal years ended October 31st, November 30th and December 31st, "last fiscal year" means the fiscal year immediately preceding the most recently completed fiscal year.

TABLE OF CONTENTS

PART I

PART II

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES	III-1
Investment Minimums	III-1
Small Account Policies	III-2
In-Kind Purchases	III-2
Information Pertaining to Purchase Orders	III-2
TeleTransfer Privilege	III-2
Reopening an Account	III-3
Multi-Class Funds	III-3
All Other Funds and Share Classes	III-5
Information Relating to Purchase Orders (money market funds only)	III-5
Converting Shares	III-6
Taxpayer ID Number	III-6
Frequent Purchases and Exchanges (non-money market funds only)	III-7
ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES	III-7
Redemption Fee	III-8
Contingent Deferred Sales Charge—Multi-Class Funds	III-8
Class C	III-8
Waiver of CDSC	III-9
Redemption Through an Authorized Entity	III-9
Checkwriting Privilege	III-9
Wire Redemption Privilege	III-10
Redemption through Compatible Computer Facilities	III-10
TeleTransfer Privilege	III-10
Reinvestment Privilege	III-11
Share Certificates; Medallion Signature Guarantees	III-11
Share Certificates	III-11
Medallion Signature Guarantees	III-11
Redemption Commitment	III-11
Suspension of Redemptions	III-11
Fund Liquidation (money market funds only)	III-11
Liquidity Fees and Redemption Gates (Institutional and Retail MMFs only)	III-12
ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES	III-12

Fund Exchanges	III-12
Class A or Class C shares of a Multi-Class Fund	III-14
Shares Received by Exchange From Class B Shares	III-14
Class Y Shares	III-14
Exchanges of Class I or Class Y Shares Held by a Retirement Plan	III-14
Auto-Exchange Privilege	III-14
Automatic Asset Builder®	III-15
Government Direct Deposit Privilege	III-15
Payroll Savings Plan	III-15
Dividend Options	III-15
Dividend Sweep	III-15
Dividend ACH	III-15
Automatic Withdrawal Plan	III-15
Letter of Intent—Class A Shares	III-16
Retirement Plans and IRAs	III-17
ADDITIONAL INFORMATION ABOUT RULE 12b-1 PLANS AND NON-RULE 12b-1 SERVICES PLANS	III-17
ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS	III-17
All Funds	III-17
Recent Market and Economic Developments	III-18
Cybersecurity Risk	III-19
All Funds other than Money Market Funds	III-19
Equity Securities	III-19
Common Stock	III-20
Preferred Stock	III-20
Convertible Securities	III-21
Warrants	III-21
IPOs	III-22
Fixed-Income Securities	III-22
U.S. Government Securities	III-23
Corporate Debt Securities	III-24
Ratings of Securities; Unrated Securities	III-24
High Yield and Lower-Rated Securities	III-24
Zero Coupon, Pay-In-Kind and Step-Up Securities	III-26
Inflation-Indexed Securities	III-26
Variable and Floating Rate Securities	III-27
Loans	III-28
Participation Interests and Assignments	III-30
Mortgage-Related Securities	III-31
Asset-Backed Securities	III-35
Collateralized Debt Obligations	III-36
LIBOR Rate Risk	III-36
Municipal Securities	III-37
Taxable Investments (municipal or other tax-exempt funds only)	III-42
Funding Agreements	III-42
Real Estate Investment Trusts (REITs)	III-42
Money Market Instruments	III-43
Bank Obligations	III-43
Repurchase Agreements	III-43
Commercial Paper	III-43
Foreign Securities	III-43
Investing in Europe	III-44
Investing in Japan	III-45
Emerging Markets	III-46

Certain Asian Emerging Market Countries	III-47
Investing in Russia and other Eastern European Countries	III-48
Depositary Receipts and New York Shares	III-48
Sovereign Debt Obligations	III-49
Eurodollar and Yankee Dollar Investments	III-50
Investment Companies	III-51
Private Investment Funds	III-51
Exchange-Traded Funds and Similar Exchange-Traded Products (ETFs)	III-51
Exchange-Traded Notes	III-52
Master Limited Partnerships (MLPs)	III-52
MLP Common Units	III-53
MLP Subordinated Units	III-53
MLP Convertible Subordinated Units	III-53
MLP Preferred Units	III-54
MLP General Partner Interests	III-54
MLP Debt Securities	III-54
Equity and Debt Securities Issued by Affiliates of MLPs	III-54
MLP I-Shares	III-54
PIPEs	III-55
Derivatives	III-55
Risks	III-55
CEA Regulation	III-56
Specific Types of Derivatives	III-57
Foreign Currency Transactions	III-65
Commodities	III-66
Short-Selling	III-66
Lending Portfolio Securities	III-67
Borrowing Money	III-67
Borrowing Money for Leverage	III-67
Reverse Repurchase Agreements	III-68
Forward Commitments	III-68
Forward Roll Transactions	III-68
Illiquid Securities	III-69
Illiquid Securities Generally	III-69
Section 4(2) Paper and Rule 144A Securities	III-69
Non-Diversified Status	III-69
Investments in the Technology Sector	III-69
Investments in the Real Estate Sector	III-70
Investments in the Infrastructure Sector	III-70
Investments in the Natural Resources Sector	III-71
Money Market Funds	III-71
Ratings of Securities	III-72
Treasury Securities	III-72
U.S. Government Securities	III-72
Repurchase Agreements	III-72
Bank Obligations	III-73
Bank Securities	III-74
Floating and Variable Rate Obligations	III-74
Participation Interests	III-74
Asset-Backed Securities	III-75
Commercial Paper	III-75
Investment Companies	III-75
Foreign Securities	III-75
Municipal Securities	III-75
Derivative Products	III-75
Stand-By Commitments	III-76

Taxable Investments (municipal or other tax-exempt funds only)	III-76
Illiquid Securities	III-76
Borrowing Money	III-76
Reverse Repurchase Agreements	III-76
Forward Commitments	III-76
Interfund Borrowing and Lending Program	III-76
Lending Portfolio Securities	III-76
Money Market Fund Material Events	III-77
Imposition of Liquidity Fees and Temporary Suspensions of Fund Redemptions	III-77
Financial Support Provided to Money Market Funds	III-77
RATING CATEGORIES	III-78
S&P	III-78
Long-Term Issue Credit Ratings	III-78
Short-Term Issue Credit Ratings	III-79
Municipal Short-Term Note Ratings Definitions	III-80
Moody's	III-80
Long-Term Obligation Ratings and Definitions	III-80
Short-Term Ratings	III-81
U.S. Municipal Short-Term Debt and Demand Obligation Ratings	III-81
Fitch	III-82
Corporate Finance Obligations — Long-Term Rating Scales	III-82
Structured, Project & Public Finance Obligations — Long-Term Rating Scales	III-83
Short-Term Ratings Assigned to Issuers and Obligations	III-83
DBRS	III-84
Long Term Obligations	III-84
Commercial Paper and Short Term Debt	III-85
ADDITIONAL INFORMATION ABOUT THE BOARDS	III-85
Boards' Oversight Role in Management	III-85
Board Composition and Leadership Structure	III-86
Additional Information About the Boards and their Committees	III-86
MANAGEMENT ARRANGEMENTS	III-86
The Manager	III-86
Sub-Advisers	III-87
Portfolio Managers and Portfolio Manager Compensation	III-88
Certain Conflicts of Interest with Other Accounts	III-94
Code of Ethics	III-95
Distributor	III-95
Transfer and Dividend Disbursing Agent and Custodian	III-96
Annual Anti-Money Laundering Program Review	III-97
Funds' Compliance Policies and Procedures	III-97
Combined Prospectuses	III-97
Escheatment	III-97
DETERMINATION OF NAV	III-98
Valuation of Portfolio Securities (funds other than Retail and Government MMFs)	III-98
Valuation of Portfolio Securities (Retail and Government MMFs only)	III-99
Calculation of NAV	III-99
Expense Allocations	III-99
NYSE and Transfer Agent Closings	III-99
ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS	III-99
Funds other than Money Market Funds	III-100
Money Market Funds	III-100
CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS	III-100

Taxation of the Funds	III-101
RIC Qualification Requirements	III-101
Investments in PFICs	III-105
Taxation of U.S. Shareholders	III-108
Fund Distributions	III-108
NAV Method of Accounting (money market funds only)	III-109
3.8% Surtax	III-110
Taxation of Non-U.S. Shareholders	III-110
Fund Distributions	III-110
Tax Withholding	III-111
PORTFOLIO TRANSACTIONS	III-112
Trading the Funds' Portfolio Securities	III-112
Soft Dollars	III-114
IPO Allocations	III-115
DISCLOSURE OF PORTFOLIO HOLDINGS	III-115
Policy	III-115
Disclosure of Portfolio Holdings	III-116
SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES OF THE BNY MELLON FAMILY OF FUNDS	III-119
ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES
AND VOTING RIGHTS	III-120
Massachusetts Business Trusts	III-120
Fund Shares and Voting Rights	III-120
GLOSSARY	III-121
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES OF FIRMS DELEGATED FUND PROXY VOTING AUTHORITY	A-1

PART I

BOARD INFORMATION

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members for the funds, together with information as to their positions with the funds, principal occupations and other board memberships during the past five years, are shown below. The address of each board member is 240 Greenwich Street, New York, New York 10286.

Independent Board Members

Name Year of Birth Position [1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Joseph S. DiMartino 1943 Chairman of the Board	Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as listed herein)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – Present)
Joni Evans 1942 Board Member	Chief Executive Officer, www.wowOwow.com, an online community dedicated to women's conversations and publications (2007 – Present) Principal, Joni Evans Ltd. (publishing) (2006 – Present)	N/A
Joan L. Gulley 1947 Board Member	Director, Nantucket Library (2015-Present)	N/A
Alan H. Howard 1959 Board Member

Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – Present)

President of Dynatech/MPX Holdings LLC (2012 – 2019), a global supplier and service provider of military aircraft parts, including Board member of two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012 – 2019); Chief Executive Officer of Dynatech International LLC (2013 –2019)

Senior Advisor, Rossoff & Co., an independent investment banking firm (2013 – Present)

Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (2020 – Present)

Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997 – Present)

Name Year of Birth Position [1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Robin A. Melvin 1963 Board Member

Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019 – Present)

Co-Chair, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013 – 2020)

N/A
Burton N. Wallack 1950 Board Member	President and Co-owner of Wallack Management Company, a real estate management company (1987 – Present)	Mount Sinai Hospital Urology, Board member (2017 – present)
Benaree Pratt Wiley 1946 Board Member	Principal, The Wiley Group, a firm specializing in strategy and business development (2005 – Present)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008 – Present) Blue Cross Blue Shield of Massachusetts, Director (2004-Present)

1 Each of the Independent Board Members serves on the board's Audit, Nominating, Compensation, Litigation and Pricing Committees, except that Mr. DiMartino does not serve on the compensation committee. Mses. Melvin and Wiley and Mr. Howard also serve on the board's Joint Governance Review Advisory Committee.

Interested Board Member1

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Gordon J. Davis 1941 Board Member	Partner in the law firm of Venable LLP (2012 – Present)	N/A

1 Mr. Davis is deemed to be an Interested Board Member of BNYMAIF, BNYMMBF, BNYMIMBF, BNYMMF, BNYMNYTEBF, BNYMCATMBF, BNYMUSMF and BNYMSFI as a result of his affiliation with Venable LLP, which provides legal services to these funds. For these funds, Mr. Davis does not serve on the board's Audit, Nominating, Compensation, Litigation and Pricing Committees.

The following table shows the year each board member joined each fund's board.

	Independent Board Members
Fund	Joseph S. DiMartino	Joni Evans	Joan L. Gulley	Alan H. Howard

BNYMAIF	2015	2015	2017	2018
BNYMMBF	1995	2006	2017	2018
BNYMIMBF	1995	2006	2017	2018
BNYMMF	1995	1991	2017	2018
BNYMNYTEBF	1995	1985	2017	2018
BNYMCAMTMBF	1995	1985	2017	2018
BNYMUSMF	1995	1985	2017	2018
BNYMSF	2003	2006	2017	2018
BNYMSFI	1995	2006	2017	2018

	Independent Board Members			Interested Board Member
Fund	Robin A. Melvin	Burton N. Wallack	Benaree Pratt Wiley	Gordon J. Davis

BNYMAIF	2015	2015	2016	2015
BNYMMBF	1995	2006	2016	2006
BNYMIMBF	1995	2006	2016	2006
BNYMMF	2006	1991	2016	1995
BNYMNYTEBF	2006	1991	2016	1995
BNYMCAMTMBF	2006	1991	2016	1995
BNYMUSMF	2006	1991	2016	1995
BNYMSF	2003	2006	2016	2006
BNYMSFI	1995	2006	2016	2006

Each board member, except Ms. Gulley and Mr. Howard, has been a BNY Mellon Family of Funds board member for over 20 years. Ms. Gulley was in the asset management business for more than 30 years prior to her retirement in 2014. Mr. Howard has over 30 years of experience in investment banking, including experience advising asset managers. Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the boards believe has prepared them to be effective board members. The boards believe that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness. However, the boards believe that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the boards for the funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the boards' nominating committees contains certain other factors considered by the committees in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the board members are counseled by their independent legal counsel, who participates in board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the funds and to the boards have significant experience advising funds and fund board members. The boards and their committees have the ability to engage other experts as appropriate. The boards evaluate their performance on an annual basis.

Independent Board Members

• Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 20 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

• Joni Evans – Ms. Evans has more than 35 years of experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.'s literary department until 2006. Ms. Evans is a member of the Young Presidents' Organization and the Women's Forum, and is a founding member of The Committee of 200 and Women's Media Group.

• Joan L. Gulley – Ms. Gulley served in various senior roles at PNC Financial Services Group, Inc. ("PNC") from 1993 until her retirement in 2014, including Chief Executive Officer of PNC Advisors, the wealth management and institutional services business of PNC, from 2002 to 2005, Executive Vice President and Chief Marketing Officer of PNC from 2002 to 2007, and Executive Vice President ("EVP") and Chief Human Resources Officer ("CHRO") of PNC from 2008 until 2014. In her role as EVP and CHRO of PNC, Ms. Gulley was responsible for the oversight of $8 billion in combined pension and 401(k) assets. Ms. Gulley also served as a member of PNC's Executive Committee from 2008 to 2014, where she participated in all key strategic and operational decisions affecting PNC, and was responsible for all staff support to the PNC Board's Personnel and Compensation Committee with respect to executive compensation, succession planning, talent management, human resource regulatory matters and diversity. Prior to joining PNC, Ms. Gulley held positions with The Massachusetts Company, a chartered bank and subsidiary of The Travelers Insurance Company, which was acquired by PNC in 1993, and with branches of the Federal Reserve Bank in Boston, Massachusetts and Washington D.C. Ms. Gulley currently serves as the Chair of the Board of Trustees of the Nantucket Atheneum.

• Alan H. Howard – Mr. Howard is the Managing Partner of Heathcote Advisors LLC, which he formed in 2008 and which provides financial advisory services as well as makes principal investments. Mr. Howard is a member of the Board of Directors of Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, and serves as lead independent director, chairman of the audit committee and a member of the board's finance and executive committees. He is also a member of the Board of Directors of Movado Group, Inc., a leading global designer, marketer and distributor of watches, and serves as lead independent director, chairman of the compensation committee and a member of the board's audit committee. In addition, he is also currently a Senior Advisor at Rossoff & Company LLC, an independent investment banking firm that provides advice on mergers and acquisitions, corporate finance and restructurings and assists on raising debt and equity capital in the private and public markets. Mr. Howard served as the President of Dynatech/MPX Holdings LLC ("D/M Holdings"), a privately held global supplier and service provider of military aircraft parts for multiple platforms and engines from 2012 through June 2019. Mr. Howard also was a member of the Board of Directors of D/M Holdings from 2012 to June 2019, and served as chief executive officer of one of its two operating companies (Dynatech International LLC), while also serving on the boards of the two operating companies (Dynatech International LLC and Military Parts Exchange LLC). From September 2008 through June 2010, Mr. Howard was Managing Partner of S3 Strategic Advisors LLC, which provides strategic advice to hedge funds and asset managers. Prior to July 2006, Mr. Howard was a Managing Director of Credit Suisse First Boston LLC ("CSFB"), an international provider of financial services. He had been with CSFB and its predecessor companies since 1985. As a Managing Director in the Global Industrial and Services Investment Banking Group, he was an advisor to several of the firm's most important clients on mergers and acquisitions, corporate finance and capital raising assignments.

• Robin A. Melvin – From 2014 to 2020, Ms. Melvin served as Co-Chair of Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and served as a board member from 2013 to 2020. Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc. Since 2019 she has served as a Trustee of Westover School, a private girls boarding school in Middlebury, Connecticut.

• Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services. He also serves as a board member for Mount Sinai Hospital Urology.

• Benaree Pratt Wiley – Ms. Wiley is a corporate director and trustee. For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc., an organization that strengthened Greater Boston's capacity to attract, retain and develop talented professionals of color. Ms. Wiley currently serves on the boards of Blue Cross Blue Shield of Massachusetts and CBIZ (NYSE:CBZ). She has served as the Chair of PepsiCo's African American Advisory Board, and formerly served on the board of First Albany (NASDAQ: FACT). Her civic activities include serving on the boards of Dress for Success Boston, Partners Continuing Care and Spaulding Hospital, the Black Philanthropy Fund and Howard University where she serves as Vice Chair.

Interested Board Member

• Gordon J. Davis – Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations. Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012. Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York. Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes). He also served as a Director of Consolidated Edison, Inc., a utility company, and The Phoenix Companies, Inc., a life insurance company.

Committee Meetings

The boards' Audit, Nominating, Compensation, Litigation and Pricing Committees met during the funds' last fiscal years as indicated below:

Fund	Audit	Nominating	Compensation	Litigation	Pricing

BNYMAIF (4/30 fiscal year end)	4	1	1	0	0
BNYMAIF (10/31 fiscal year end)	4	1	1	0	0
BNYMMBF	4	1	1	0	0
BNYMIMBF	4	1	1	0	0
BNYMMF	4	1	1	0	0
BNYMNYTEBF	4	1	1	0	0
BNYMCAMTMBF	4	1	1	0	0
BNYMUSMF	4	1	1	0	0
BNYMSF (9/30 fiscal year end)	4	1	1	0	0
BNYMSF (10/31 fiscal year end)	4	1	1	0	0
BNYMSFI (5/31 fiscal year	4	1	1	0	0

Fund	Audit	Nominating	Compensation	Litigation	Pricing
end)
BNYMSFI (11/30 fiscal year end)	4	1	1	0	0
BNYMSFI (12/31 fiscal year end)	4	1	1	0	0

Board Members' Fund Share Ownership

The table below indicates the dollar range of each board member's ownership of fund shares and shares of other funds in the BNY Mellon Family of Funds, in each case as of December 31, 2020.

Independent Board Members
Fund	Joseph S. DiMartino	Joni Evans	Joan L. Gulley	Alan H. Howard

BNYMCPF	None	None	None	None
BNYMMBF	None	None	None	None
BNYMIMBF	None	None	None	None
BNYMAFMBF	None	None	None	None
BNYMHYMBF	None	None	$50,001 – $100,000	None
BNYMNYTEBF	None	None	None	None
BNYMCAMTMBF	None	None	None	None
BNYMUSMF	None	None	None	None
BNYMICEF	None	None	Over $100,000	None
BNYMISCF	None	None	Over $100,000	None
BNYMAMCF	None	None	None	None
BNYMSMSCGF	None	None	None	None
BNYMSMSCVF	None	None	None	None
BNYMUSEF	None	None	None	None
BNYMGSF	None	Over $100,000	$50,001 – $100,000	None
BNYMISF	None	Over $100,000	$50,001 – $100,000	None

Aggregate holdings of funds in the BNY Mellon Family of Funds	Over $100,000	Over $100,000	Over $100,000	Over $100,000

	Independent Board Members			Interested Board Member
Fund	Robin A. Melvin	Burton N. Wallack	Benaree Pratt Wiley	Gordon J. Davis

BNYMCPF	None	None	None	None

	Independent Board Members			Interested Board Member
Fund	Robin A. Melvin	Burton N. Wallack	Benaree Pratt Wiley	Gordon J. Davis
BNYMMBF	None	None	None	None
BNYMIMBF	None	None	None	None
BNYMAFMBF	None	None	None	None
BNYMHYMBF	None	None	None	None
BNYMNYTEBF	None	None	None	None
BNYMCAMTMBF	None	None	None	None
BNYMUSMF	None	None	None	None
BNYMICEF	$50,001 – $100,000	None	None	None
BNYMISCF	None	None	None	None
BNYMAMCF	None	None	None	None
BNYMSMSCGF	None	None	None	None
BNYMSMSCVF	None	None	None	None
BNYMUSEF	None	None	None	None
BNYMGSF	$50,001 – $100,000	None	None	$50,001 – $100,000
BNYMISF	None	None	None	None

Aggregate holdings of funds in the BNY Mellon Family of Funds	Over $100,000	None	$50,001 – $100,000	$50,001 – $100,000

See "Share Ownership" below for information on the shareholdings of each fund by board members and officers as a group.

As of December 31, 2020, none of the board members or their immediate family members owned securities of the Manager, any Sub-Advisers, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, any Sub-Advisers or the Distributor.

Board Members' Compensation

Annual retainer fees and meeting attendance fees are allocated among the funds on the basis of net assets, with the Chairman of the Board, Joseph S. DiMartino, receiving an additional 25% of such compensation. The funds reimburse board members for their expenses. The funds do not have a bonus, pension, profit-sharing or retirement plan. Each emeritus board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the board member became emeritus and a per meeting attended fee of one-half the amount paid to board members.

The aggregate amount of fees received from the funds by each current board member for the funds' last fiscal years, and by all funds in the fund complex (which comprises registered investment companies for which the Manager or an affiliate of the Manager serves as investment adviser) for which such person was a board member during 2020, were as follows:†

	Independent Board Members
Fund	Joseph S. DiMartino*	Joni Evans	Joan L. Gulley	Alan H. Howard	Robin A. Melvin	Burton N. Wallack

BNYMAIF (4/30 fiscal year end)	$9,207	$7,438	$7,406	$7,438	$7,367	$7,355
BNYMAIF (10/31 fiscal year end)	$367	$322	$304	$322	$294	$318
BNYMMBF	$13,149	$10,752	$10,660	$10,752	$10,522	$10,623
BNYMIMBF	$7,416	$5,999	$5,970	$5,994	$5,993	$5,923
BNYMMF	$16,978	$13,878	$13,760	$13,878	$13,585	$13,711
BNYMNYTEBF	$12,814	$10,366	$10,316	$10,366	$10,355	$10,234
BNYMCAMTMBF	$10,791	$8,729	$8,687	$8,729	$8,719	$8,619
BNYMUSMF	$3,797	$3,071	$3,056	$3,071	$3,037	$3,032
BNYMSF (9/30 fiscal year end)	$6,678	$5,936	$5,408	$5,936	$5,350	$5,859
BNYMSF (10/31 fiscal year end)	$8,273	$7,196	$6,828	$7,196	$6,624	$7,123
BNYMSFI (5/31 fiscal year end)	$6,423	$5,198	$7,265	$5,172	$5,195	$5,130
BNYMSFI (11/30 fiscal year end)	$81,942	$71,883	$67,858	$71,883	$65,620	$71,067
BNYMSFI (12/31 fiscal year end)	$5,826	$5,435	$4,821	$5,435	$4,667	$5,381
Total compensation from the funds and fund complex+ (**)	$1,238,750 (118)	$168,000 (20)	$374,000 (49)	$199,250 (20)	$798,250 (96)	$168,000 (20)

	Independent Board Member	Interested Board Member	Emeritus Board Members
Fund	Benaree Pratt Wiley	Gordon J. Davis	William Hodding Carter III	Ehud Houminer++	Hans C. Mautner

BNYMAIF (4/30 fiscal year end)	$7,368	$7,369	N/A	$8,604	$3,677
BNYMAIF (10/31 fiscal year end)	$294	$295	N/A	$348	$146
BNYMMBF	$10,524	$10,528	$3,281	$12,297	$5,244
BNYMIMBF	$5,935	$5,936	$2,162	$6,901	$2,692
BNYMMF	$13,589	$13,593	$5,260	$15,887	$6,771
BNYMNYTEBF	$10,254	$10,257	$3,730	$11,921	$5,117
BNYMCAMTMBF	$8,636	$8,638	$3,133	$10,038	$4,309
BNYMUSMF	$3,038	$3,038	$195	$3,528	$1,516
BNYMSF(9/30 fiscal year end)	$5,707	$6,008	$1,677	$5,996	$2,622
BNYMSF (10/31 fiscal year end)	$6,633	$6,642	$3,005	$7,775	$3,276
BNYMSFI (5/31 fiscal year end)	$5,140	$5,141	$1,889	$5,986	$2,565

	Independent Board Member	Interested Board Member	Emeritus Board Members
Fund	Benaree Pratt Wiley	Gordon J. Davis	William Hodding Carter III	Ehud Houminer++	Hans C. Mautner
BNYMSFI (11/30 fiscal year end)	$65,713	$65,808	$29,803	$77,450	$32,416
BNYMSFI (12/31 fiscal year end)	$4,918	$5,128	$2,095	$5,526	$2,277
Total compensation from the funds and fund complex +(**)	$660,500 (75)	$419,500 (53)	$40,000 (20)	$328,291 (49)	$80,000 (20)

+ Amounts shown do not include expenses reimbursed to board members for attending board meetings.

++ Mr. Houminer became an emeritus board member as of August 20, 2020. The amounts in the table reflect the fees he received from the funds as a board member during each fund's last fiscal year.

* Amounts shown do not include the costs of office space and related parking, office supplies and secretarial services which also are paid by the funds (also allocated based on net assets). The amount paid by each fund in 2020 ranged from $10 to approximately $4,204 ($14,349 for all funds).

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the funds, for which the board member served in 2020.

OFFICERS

Name Year of Birth Position[1] Since	Principal Occupation During Past 5 Years	Number of Investment Companies (Portfolios) in the Fund Complex* for which the Officer serves as an Officer

David DiPetrillo 1978 President 2019[2]	Head of North American Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017	62 (118)
James Windels 1958 Treasurer 2001	Director – BNY Mellon Fund Administration	63 (141)
Bennett A. MacDougall 1971 Chief Legal Officer 2015	Chief Legal Officer of BNYM Investment Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015	63 (141)
James Bitetto 1966 Vice President and Secretary 2005[3]	Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of BNYM Investment Adviser	63 (141)

Name Year of Birth Position[1] Since	Principal Occupation During Past 5 Years	Number of Investment Companies (Portfolios) in the Fund Complex* for which the Officer serves as an Officer

Deirdre Cunnane 1990 Vice President and Assistant Secretary 2019

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016

63 (141)
Sarah S. Kelleher 1975 Vice President and Assistant Secretary 2014	Managing Counsel of BNY Mellon since December 2017; Senior Counsel of BNY Mellon from March 2013 to December 2017	63 (141)
Jeff S. Prusnofsky 1965 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	63 (141)
Amanda Quinn 1985 Vice President and Assistant Secretary 2020

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018

63 (141)
Peter M. Sullivan 1968 Vice President and Assistant Secretary 2019	Senior Managing Counsel of BNY Mellon since December 2020; Managing Counsel of BNY Mellon from March 2009 to December 2020	63 (141)
Natalya Zelensky 1985 Vice President and Assistant Secretary 2017

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016

63 (141)
Gavin C. Reilly 1968 Assistant Treasurer 2005	Tax Manager - BNY Mellon Fund Administration	63 (141)
Robert S. Robol 1964 Assistant Treasurer 2002[4]	Senior Accounting Manager – BNY Mellon Fund Administration	63 (141)
Robert Salviolo 1967 Assistant Treasurer 2007	Senior Accounting Manager – BNY Mellon Fund Administration	63 (141)

Name Year of Birth Position[1] Since	Principal Occupation During Past 5 Years	Number of Investment Companies (Portfolios) in the Fund Complex* for which the Officer serves as an Officer

Robert Svagna 1967 Assistant Treasurer 2002[4]	Senior Accounting Manager – BNY Mellon Fund Administration	63 (141)
Joseph W. Connolly 1957 CCO 2004	CCO of BNYM Investment Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust	62 (133)
Caridad M. Carosella 1968 Anti-Money Laundering Compliance Officer 2016	Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016	56 (134)

* "Fund Complex" comprises registered investment companies for which the Manager or an affiliate of the Manager serves as investment adviser.

1 With respect to BNYMAIF, each officer has held his or her respective position since 2014, except Messrs. DiPetrillo, MacDougall and Sullivan, and Mses. Carosella, Cunnane and Zelensky, whose dates are shown above.

2 President since 2021; previously, Vice President.

3 Vice President and Secretary since 2018; previously, Vice President and Assistant Secretary.

4 BNYMAMCF only. For the other funds, since 2005.

The address of each officer is 240 Greenwich Street, New York, New York 10286.

CERTAIN PORTFOLIO MANAGER INFORMATION

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Robert C. Barringer	1	$117M	1	$19M	570	$532M
Daniel Barton	3	$915M	None	N/A	None	N/A
Jeffrey Burger	14	$5.6B	1	$554M	448	$1.8B
Thomas Casey	10	$4.9B	None	N/A	487	$4.0B
James DiChiaro	3	$1.5B	None	NA	15	$1.7B
Bradford A. Evans[1]	1	$302M	None	N/A	7	$9.0M
Andrew J. Fleming[1]	1	$302M	None	N/A	7	$9.0M
Eric Fuhrman[1]	2	$4.2M	None	N/A	4	$2.6M
Karen Gemmett	1	$304M	None	N/A	1	$1.4B
Elena Goncharova	2	$882M	None	N/A	2	$248M
Peter D. Goslin	8	$2.4B	3	$369M	19	$1.5B
Gerard S. E. Heffernan, Jr.	4	$675M	2	$70M	23	$155M

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Jane Henderson	3	$6.6B	38	$21B	126	$44B
Louis M. Holtz	3	$481M	6	$398M	223	$1.1B
Jeffrey J. Hoo	1	$48M	None	N/A	912	$1.1B
Gautam Khanna	3	$1.5B	None	NA	15	$1.7B
Valerie B. Klaiman	2	$595M	1	$13M	166	$1.2B
Stephen Kolano	2	$882M	None	N/A	None	N/A
Roy Leckie	3	$6.6B	38	$21B	126	$44B
Yossi Lipsker	3	$481M	6	$398M	223	$1.1B
Adam Logan	3	$733M	3	$369M	19	$1.5B
James A. Lydotes	4	$1.6B	9	$2.8B	5	$527M
Wendell E. Mackey	1	$144M	None	N/A	29	$1.7B
Charlie Macquaker	3	$6.6B	38	$21B	126	$44B
Alexander Makkas	2	$595M	1	$13M	166	$1.2B
Daniel Marques	1	$1.2B	None	N/A	238	$2.3B
Michael J. Mufson	2	$595M	1	$13M	166	$1.2B
José Muñoz	4	$2.2B	None	N/A	218	$2.9B
Benjamin H. Nahum	2	$683M	2	106M	1,300	$1.7B
Catherine C. Nicholas	2	$112M	1	$126M	16	$256M
Robert A. Nicholson	2	$55M	None	N/A	3	$16M
Zev D. Nijensohn	2	$55M	None	N/A	3	$16M
James M. O’Brien	1	$117M	1	$19M	570	$532M
Travis Prentice	5	$207M	2	$191M	3	$309M
William A. Priebe	4	$2.2B	None	N/A	216	$2.9B
William Scott Priebe	4	$2.2B	None	N/A	245	$3.0B
Daniel Rabasco	14	$7B	None	N/A	55	$2.6B
Andrew L. Rothstein[1]	2	$4.2M	None	N/A	4	$2.6M
Ezra S. Samet	2	$595M	1	$13M	166	$1.2B
Eric Seasholtz	1	$304M	None	N/A	1	$1.4B
Jennifer K. Silver	2	$595M	1	$13M	166	$1.2B
Anthony E. Sutton	2	$595M	1	$13M	166	$1.2B
John B. Walthausen	4	$675M	2	$70M	23	$155M
Montie L. Weisenberger	5	$207M	None	N/A	1	$131M
Sarah L. Westwood	1	$117M	1	$19M	570	$532M
Chris Yao	11	$3.9B	3	$138M	4	$552M
Syed A. Zamil	8	$2.4B	3	$369M	19	$1.5B

1 Because Messrs. Evans, Fleming, Fuhrman and Rothstein became primary portfolio managers of the fund on September 15, 2020, their information is as of May 31, 2020.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts

Robert C. Barringer	None	N/A	N/A
Daniel Barton	None	N/A	N/A
Jeffrey Burger	None	N/A	N/A
Thomas Casey	None	N/A	N/A
James DiChiaro	None	N/A	N/A
Bradford A. Evans	None	N/A	N/A
Andrew J. Fleming	None	N/A	N/A
Eric Fuhrman	None	N/A	N/A
Karen Gemmett	Other Accounts	1	$1.44B
Elena Goncharova	None	N/A	N/A
Peter D. Goslin	Other Accounts	5	$676M
Gerard S. E. Heffernan, Jr.	None	N/A	N/A
Jane Henderson	Other Accounts	16	$11.6B
Louis M. Holtz	None	N/A	N/A
Jeffrey J. Hoo	Other Accounts	3	$74.5M
Gautam Khanna	None	N/A	N/A
Valerie B. Klaiman	None	N/A	N/A
Stephen Kolano	None	N/A	N/A
Roy Leckie	Other Accounts	16	$11.6B
Yossi Lipsker	None	N/A	N/A
Adam Logan	Other Accounts	5	$676M
James A. Lydotes	Other Pooled	2	$24M
	Other Accounts	1	$385M
Wendell E. Mackey	None	N/A	N/A
Charlie Macquaker	Other Accounts	16	$11.6B
Alexander Makkas	None	N/A	N/A
Daniel Marques	None	N/A	N/A
Michael J. Mufson	None	N/A	N/A
José Muñoz	None	N/A	N/A
Benjamin H. Nahum	Other Accounts	2	$335M
Catherine C. Nicholas	None	N/A	N/A
Robert A. Nicholson	Other Accounts	1	$8.1M
Zev D. Nijensohn	Other Accounts	1	$8.1M
James M. O'Brien	None	N/A	N/A
Travis Prentice	None	N/A	N/A
William A. Priebe	None	N/A	N/A
William Scott Priebe	None	N/A	N/A
Daniel Rabasco	None	N/A	N/A
Andrew L. Rothstein	None	N/A	N/A
Ezra S. Samet	None	N/A	N/A
Jennifer K. Silver	None	N/A	N/A
Eric Seasholtz	Other Accounts	1	$1.44B

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts

Anthony E. Sutton	None	N/A	N/A
John B. Walthausen	None	N/A	N/A
Montie L. Weisenberger	None	N/A	N/A
Sarah L. Westwood	None	N/A	N/A
Chris Yao	None	N/A	N/A
Syed A. Zamil	Other Accounts	5	$676M

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Robert C. Barringer	BNYMSMSCVF	$10,001 - $50,000
Daniel Barton	BNYMHYMBF	$50,001 - $100,000
Jeffrey Burger	BNYMCAMTMBF	None
	BNYMHYMBF	$10,001 - $50,000
Thomas Casey	BNYMCAMTMBF	None
	BNYMIMBF	None
	BNYMNYTEBF	None
	BNYMAFMBF	$10,001 - $50,000
James DiChiaro	BNYMCPF	None
Bradford A. Evans	BNYMSMSCVF[a]	None
Andrew J. Fleming	BNYMSMSCVF[a]	None
Eric Fuhrman	BNYMSMSCVF[a]	None
Karen Gemmett	BNYMUSMF	None
Elena Goncharova	BNYMSMSCGF	None
	BNYMSMSCVF	None
Peter D. Goslin	BNYMAMCF	None
Gerard S. E. Heffernan, Jr.	BNYMSMSCVF	None
Jane Henderson	BNYMUSEF	None
	BNYMGSF	None
	BNYMISF	None
Louis M. Holtz	BNYMSMSCGF	$100,001 - $500,000
Jeffrey J. Hoo	BNYMSMSCGF	None
Gautam Khanna	BNYMCPF	None
Valerie B. Klaiman	BNYMSMSCGF	None
Stephen Kolano	BNYMSMSCGF	None
	BNYMSMSCVF	None
Roy Leckie	BNYMUSEF	None
	BNYMGSF	None
	BNYMISF	None
	BNYMISCF	$10,001 - $50,000
Yossi Lipsker	BNYMSMSCGF	$100,001 - $500,000

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Adam Logan	BNYMAMCF	None
James A. Lydotes	BNYMICEF	$100,001 - $500,000
	BNYMISCF	$100,001 - $500,000
Wendell E. Mackey	BNYMSMSCVF	None
Charlie Macquaker	BNYMUSEF	None
	BNYMGSF	None
	BNYMISF	None
Alexander Makkas	BNYMSMSCGF	$50,001 - $100,000
Daniel Marques	BNYMMBF	$10,001 - $50,000
Michael J. Mufson	BNYMSMSCGF	None
José Muñoz	BNYMSMSCGF	None
Benjamin H. Nahum	BNYMSMSCVF	None
Catherine C. Nicholas	BNYMSMSCGF	None
James M. O'Brien	BNYMSMSCVF	$10,001 - $50,000
Travis Prentice	BNYMSMSCGF	None
William A. Priebe	BNYMSMSCGF	None
William Scott Priebe	BNYMSMSCGF	None
Daniel Rabasco	BNYMMBF	None
	BNYMIMBF	None
	BNYMAFMBF	$50,001 - $100,000
	BNYMNYTEBF	None
Andrew L. Rothstein	BNYMSMSCVF[a]	None
Ezra S. Samet	BNYMSMSCGF	None
Eric Seasholtz	BNYMUSMF	None
Jennifer K. Silver	BNYMSMSCGF	None
Anthony E. Sutton	BNYMSMSCGF	$1 - $10,000
John B. Walthausen	BNYMSMSCVF	None
Montie L. Weisenberger	BNYMSMSCGF	None
Sarah L. Westwood	BNYMSMSCVF	$10,001 - $50,000
Chris Yao	BNYMAMCF	None
	BNYMICEF	None
	BNYMISCF	None
Syed A. Zamil	BNYMAMCF	$10,001 - $50,000

a Messrs. Evans, Fleming, Fuhrman and Rothstein became primary portfolio managers of the fund on September 15, 2020, and as of that date they did not own any shares of the fund.

MANAGER'S AND SUB-ADVISERS' COMPENSATION; COMPLIANCE SERVICES

Manager's and Sub-Advisers' Compensation

For each fund's last three fiscal years, the management fees payable by the fund, the reduction, if any, in the amount of the fee paid due to fee waivers and/or expense reimbursements by the Manager and the net fees paid by the fund were as follows:

	2020 Fiscal Year			2019 Fiscal Year			2018 Fiscal Year
Fund*	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

BNYMCPF	$2,826,093	-	$2,826,093	$1,095,259	-	$1,095,259	$192,493	$189,263	$3,230
BNYMUSMF	$1,554,847	-	$1,554,847	$1,973,548	-	$1,973,548	$2,271,675	-	$2,271,675
BNYMCAMTMBF	$5,285,158	-	$5,285,158	$5,294,643	-	$5,294,643	$5,693,592	-	$5,693,592
BNYMIMBF	$3,617,711	-	$3,617,711	$3,705,369	-	$3,705,369	$4,164,891	-	$4,164,891
BNYMNYTEBF	$6,257,945	-	$6,257,945	$6,305,307	-	$6,305,307	$6,660,527	-	$6,660,527
BNYMSMSCGF	$4,680,602	-	$4,680,602	$6,243,199		$6,243,199	$6,501,676	$690	$6,500,986
BNYMMBF	$7,394,773	-	$7,394,773	$7,528,109	-	$7,528,109	$7,871,900	-	$7,871,900
BNYMAFMBF	$6,608,276	$2,152,912	$4,455,364	$5,856,439	$1,934,520	$3,921,919	$6,045,429	$2,337,320	$3,708,109
BNYMHYMBF	$1,401,950	-	$1,401,950	$1,237,934	-	$1,237,934	$954,936	$138,888	$816,048
BNYMICEF[a]	$4,323,831	$665,144	$3,658,687	$5,187,049	$692,016	$4,495,033	$5,829,150	$1,598,765	$4,230,385

	2019 Fiscal Year			2018 Fiscal Year			2017 Fiscal Year
Fund*	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

BNYMAMCF	$3,498,559	$58,081	$3,440,478	$4,392,359	-	$4,392,359	$4,679,793	-	$4,679,793
BNYMISCF	$6,323,239	-	$6,323,239	$9,450,724	$2,665	$9,448,059	$7,646,058	$85	$7,645,973
BNYMSMSCVF	$5,521,416	-	$5,521,416	$8,305,004	$901	$8,304,103	$7,885,229	$2,751	$7,882,478
BNYMUSEF	$4,378,814	-	$4,378,814	$4,109,809	$1,294	$4,108,515	$3,867,108	$1,003	$3,866,105
BNYMGSF	$11,091,098	-	$11,091,098	$10,707,297	-	$10,707,297	$10,952,220	-	$10,952,220
BNYMISF	$35,260,646	-	$35,260,646	$34,782,087	-	$34,782,087	$31,247,344	-	$31,247,344

* Except for BNYMICEF, the fees paid to the Manager by each fund are not subject to reduction as the value of the fund's net assets increases. As compensation for the Manager's services to BNYMICEF, BNYMICEF has agreed to pay the Manager a monthly management fee, as a percentage of the fund's average daily net assets, at the following annual rate: .80% up to $500 million; .75% between $500 million and $1.0 billion; .70% between $1.0 billion and $1.5 billion; .60% between $1.5 billion and $2.0 billion and .50% over $2 billion.

a  Mellon serves as the Manager of the fund. Effective January 2, 2019, BNY Mellon Asset Management North America Corporation changed its name to Mellon. Prior to January 2, 2019, The Boston Company Asset Management, LLC, a predecessor company of BNY Mellon Asset Management North America Corporation, served as Manager. For the fiscal years ended September 30, 2018, 2019 and 2020, the administration fees paid by BNYMICEF to BNY Mellon, as administrator, were $743,886, $658,273 and $544,546, respectively.

The contractual fee rates paid by the Manager to a fund's Sub-Adviser(s), if any, and the effective rate paid in the last fiscal year, are as follows (expressed as an annual rate as a percentage of the fund's average daily net assets):

Fund	Sub-Adviser	Fee Rate	Effective Fee Rate for the Last Fiscal Year

BNYMCPF	Insight NA	*	N/A
BNYMISCF	Mellon	**	**
BNYMSMSCGF	All Sub-Advisers Combined	0.40%+	0.40%+
BNYMSMSCVF	All Sub-Advisers Combined	0.40%+	0.40%+
BNYMUSEF	Walter Scott	0.36%	0.36%
BNYMGSF	Walter Scott	0.41%	0.41%
BNYMISF	Walter Scott	0.41%	0.41%
BNYMUSMF	Amherst	0.24%	0.24%

* BNYMCPF operates pursuant to an exemptive order that permits it to disclose, as a dollar amount and a percentage of its net assets, the aggregate fees paid to the Manager and Insight NA. The aggregate annual fee payable to the Manager and Insight NA is 0.35% of the value of the fund's average daily net assets.

** BNYMISCF operates pursuant to an exemptive order that permits it to disclose, as a dollar amount and a percentage of its net assets, the aggregate fees paid to the Manager and Mellon. The aggregate annual fee payable to the Manager and Mellon is 1.00% of the value of the fund's average daily net assets. The effective fee rate for the Manager and Mellon for the last fiscal year was 1.00%.

+ Rates shown are the combined contractual and effective fee rates for the fund's Sub-Advisers for the fund's last fiscal year. Pursuant to an exemptive order issued by the SEC, the allocation of the fee among the fund's Sub-Advisers is not disclosed.

For a fund's last three fiscal years (other than funds for which the Sub-Adviser's fee is disclosed on an aggregate basis above), the fees payable by the Manager to the fund's portfolio allocation manager or Sub-Adviser(s), if any, the reduction, if any, in the amount of the fee paid due to fee waivers by the portfolio allocation manager or Sub-Adviser(s) and the net fees paid were as follows:

	2020 Fiscal Year			2019 Fiscal Year			2018 Fiscal Year
	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid
Fund
BNYMSMSCGF (All Sub-Advisers)+	$2,080,766	-	$2,080,766	$2,774,757	-	$2,774,757	$2,889,634	-	$2,889,634
BNYMSMSCGF (Portfolio allocation manager)++	-	-	-	$6,243,199	-	$6,243,199	$722,408	-	$722,408
BNYMUSMF	$845,860	$69,305	$776,555	$304,241	-	$304,241	-	-	$304,241

	2019 Fiscal Year			2018 Fiscal Year			2017 Fiscal Year
	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid
Fund
BNYMSMSCVF (All Sub-Advisers)+	$2,431,320	-	$2,431,320	$3,658,879	-	$3,658,879	$3,504,546	-	$3,504,546
BNYMSMSCVF (Portfolio allocation manager)++	N/A	N/A	N/A	$922,778	-	$922,778	$876,137	-	$876,137
BNYMUSEF	$2,100,938	-	$2,100,938	$1,972,898	$1,294	$1,971,604	$1,856,212	$989	$1,855,223
BNYMGSF	$5,323,727	-	$5,323,727	$5,139,503	-	$5,139,503	$5,257,065	-	$5,257,065
BNYMISF	$16,925,110	-	$16,925,110	$16,695,402	-	$16,695,402	$14,998,725	-	$14,998,725

+ Includes all fees paid by the Manager to the fund's Sub-Advisers in the aggregate (excluding portfolio allocation manager).

++ Effective November 7, 2018, BNYM Investment Adviser terminated its agreement with the fund's portfolio allocation manager and assumed responsibility for portfolio allocation for the fund.

Compliance Services

The funds' compliance program is developed, implemented and maintained by the funds' CCO and his staff. The funds bear a portion of the CCO's compensation (which is approved by the boards), as well as the compensation of the CCO's staff and the expenses of the CCO and his staff (including administrative expenses). The CCO's staff works exclusively on the compliance program and related matters for the funds and other funds in the BNY Mellon Family of Funds and BNY Mellon Funds Trust, and compensation and expenses of the CCO and his staff generally are allocated among such funds based on an equal amount per fund with incremental amounts allocated to funds with more service providers (including Sub-Advisers). Such compensation and expenses for the funds' last fiscal years were as follows:

Fund	CCO and Staff Compensation and Expenses

BNYMCPF	$15,593
BNYMMBF	$13,975
BNYMIMBF	$13,975
BNYMAFMBF	$13,975
BNYMHYMBF	$13,975
BNYMNYTEBF	$14,781
BNYMCAMTMBF	$14,781
BNYMUSMF	$12,994
BNYMICEF	$14,025
BNYMISCF	$11,610
BNYMAMCF	$11,793
BNYMSMSCGF	$29,562
BNYMSMSCVF	$23,318
BNYMUSEF	$11,659
BNYMGSF	$11,659
BNYMISF	$11,659

SECURITIES LENDING ACTIVITIES
(non-money market funds only)

The dollar amounts of income and fees and compensation paid to all service providers (including fees paid to BNYM Investment Adviser for cash collateral management and fees paid to BNY Mellon as securities lending agent), related to certain funds' securities lending activities during the most recent fiscal year were as follows:

Fund	BNYMUSEF	BNYMGSF	BNYMISF	BNYMSMSCVF

Gross income from securities	$90,034	$459	$12,778	$378,171

Fund	BNYMUSEF	BNYMGSF	BNYMISF	BNYMSMSCVF

lending activities (including income from cash collateral reinvestment)

Fees and/or compensation for securities lending activities and related services	$0	$0	$0	$0
Fees paid to securities lending agent from a revenue split	$16,345	$69	$2,012	$34,590
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$399	$0	$0	$1,284
Administrative fees not included in revenue split	$0	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0	$0
Rebate (paid to borrower)	$0	$0	$499	$163,703
Other fees not included in revenue split	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$16,744	$69	$2,511	$199,577
Net income from securities lending activities	$73,290	$390	$10,266	$178,595

Fund	BNYMAMCF	BNYMICEF	BNYMSMSCGF

Gross income from securities lending activities (including income from cash collateral reinvestment)	$86,876	$11,457	$410,940

Fees and/or compensation for securities lending activities and related services	$0	$0	$0
Fees paid to securities lending agent from a revenue split	$10,809	$1,406	$58,281
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0

Fund	BNYMAMCF	BNYMICEF	BNYMSMSCGF

Indemnification fees not included in revenue split	$0	$0	$0
Rebate (paid to borrower)	$23,725	$2,693	$50,791
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$34,534	$4,099	$109,072
Net income from securities lending activities	$52,343	$7,358	$301,868

The services provided by BNY Mellon as securities lending agent are as follows: selection of securities to be loaned; utilization of borrowers previously approved by the funds' board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the funds' instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; reporting dividend activity; transferring loaned securities; recalling loaned securities in accordance with the funds' instructions, including for proxies that the funds seek to vote; and arranging for return of loaned securities to the fund at loan termination.

BNYMCPF, BNYMISCF, BNYMAFMBF, BNYMHYMBF, BNYMIMBF, BNYMMBF, BNYMCAMTMBF, BNYMNYTEBF and BNYMUSMF did not engage in any securities lending activity during the most recent fiscal year.

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION

The following table lists, for each of the last three fiscal years, the total commissions on sales of all classes of shares (sales loads) (as applicable) and the total CDSCs on redemptions of all classes of shares (as applicable), along with corresponding amounts of each retained by the Distributor.

Fund		2020 Fiscal Year	2019 Fiscal Year	2018 Fiscal Year

BNYMCPF	Total commissions	$287,964	$24,081	$0
	Commission amount retained	$6,820	$742	$0
	Total CDSCs	$1,477	$371	$0
	CDSC amount retained	$1,477	$371	$0

BNYMCAMTMBF	Total commissions	$84,793	$59,613	$40,952
	Commission amount retained	$899	$886	$4,279
	Total CDSCs	$0	$0	$3
	CDSC amount retained	$0	$0	$3

BNYMSMSCGF	Total commissions	$780	$8,835	$6,347
	Commission amount retained	$74	$1,611	$796
	Total CDSCs	$0	$10	$0
	CDSC amount retained	$0	$10	$0

BNYMUSMF	Total commissions	$3,348	$1,593	$758
	Commission amount retained	$178	$114	$46
	Total CDSCs	$0	$69	$487
	CDSC amount retained	$0	$69	$487

BNYMAFMBF	Total commissions	$412,608	$253,242	$111,897
	Commission amount retained	$4,363	$4,727	$4,414
	Total CDSCs	$3,694	$174	$219
	CDSC amount retained	$3,694	$174	$219

BNYMHYMBF	Total commissions	$420,185	$432,149	$248,632
	Commission amount retained	$93,742	$14,654	$3,767
	Total CDSCs	$19,463	$5,662	$2,125
	CDSC amount retained	$19,463	$5,662	$2,125

BNYMICEF	Total commissions	$8,438	$19,165	$62,105
	Commission amount retained	$1,396	$828	$8,243
	Total CDSCs	$166	$328	$1,240
	CDSC amount retained	$166	$328	$1,240

Fund		2019 Fiscal Year	2018 Fiscal Year	2017 Fiscal Year

BNYMAMCF	Total commissions	$8,046	$28,942	$45,651
	Commission amount retained	$1,163	$3,814	$7,434
	Total CDSCs	$32	$612	$3,807
	CDSC amount retained	$32	$612	$3,807

BNYMISCF	Total commissions	$164	$2,246	$0
	Commission amount retained	$17	$265	$0
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

BNYMSMSCVF	Total commissions	$520	$4,482	$138
	Commission amount retained	$0	$1	$18
	Total CDSCs	$0	$0	$44
	CDSC amount retained	$0	$0	$44

BNYMUSEF	Total commissions	$7,545	$413	$106
	Commission amount retained	$898	$29	$6
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

BNYMGSF	Total commissions	$36,730	$26,856	$13,314
	Commission amount retained	$2,795	$2,634	$1,928
	Total CDSCs	$231	$118	$1,844
	CDSC amount retained	$0	$118	$1,844

BNYMISF	Total commissions	$71,947	$44,509	$36,042
	Commission amount retained	$7,364	$2,458	$6,088
	Total CDSCs	$402	$7,250	$203
	CDSC amount retained	$0	$7,250	$203

The amounts paid by each fund to the Distributor under the fund's Plan or Plans, as applicable, for services described in Part II of this SAI under "Distribution Plans, Service Plans and Shareholder Services Plans" for the fund's last fiscal year were as follows:

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

BNYMCPF	Distribution Plan	Class C	$66,951	N/A	N/A	$66,951
	Shareholder Services Plan	Class A	$928,174	N/A	N/A	$928,174
		Class C	$22,317	N/A	N/A	$22,317

BNYMAMCF	Distribution Plan	Class C	$23,332	N/A	N/A	$23,332
	Shareholder Services Plan	Class A	$1,083,747	N/A	N/A	$1,083,747
		Class C	$7,777	N/A	N/A	$7,777

BNYMMBF	Shareholder Services Plan	N/A	$554,817	N/A	N/A	$554,817

BNYMIMBF	Shareholder Services Plan	N/A	$300,700	N/A	N/A	$300,700

BNYMAFMBF	Distribution Plan	Class C	$112,565	N/A	N/A	$112,565
	Shareholder Services Plan	Class A	$973,685	N/A	N/A	$973,685
		Class C	$37,522	N/A	N/A	$37,522
	Service Plan	Class Z	$47,424	N/A	N/A	$47,424

BNYMHYMBF	Distribution Plan	Class C	$135,474	N/A	N/A	$135,474
	Service Plan	Class Z	$48,225	N/A	N/A	$48,225
	Shareholder Services Plan	Class A	$288,358	N/A	N/A	$288,358
		Class C	$45,158	N/A	N/A	$45,158

BNYMICEF	Distribution Plan	Class C	$28,850	N/A	N/A	$28,850
	Shareholder Services Plan	Class A	$224,861	N/A	N/A	$224,861
		Class C	$9,617	N/A	N/A	$9,617

BNYMISCF	Distribution Plan	Class C	$955	N/A	N/A	$955
	Shareholder Services Plan	Class A	$1,548	N/A	N/A	$1,548
		Class C	$318	N/A	N/A	$318

BNYMNYTEBF	Shareholder Services Plan	N/A	$380,990	N/A	N/A	$380,990

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

BNYMCAMTMBF	Distribution Plan	Class C	$67,980	N/A	N/A	$67,980
	Shareholder Services Plan	Class A	$208,843	N/A	N/A	$208,843
		Class C	$22,660	N/A	N/A	$22,660
	Service Plan	Class Z	$238,683	N/A	N/A	$238,683

BNYMUSMF	Distribution Plan	Class C	$5,092	N/A	N/A	$5,092
	Service Plan	Class Z	$516,107	N/A	N/A	$516,107
	Shareholder Services Plan	Class A	$64,006	N/A	N/A	$64,006
		Class C	$1,697	N/A	N/A	$1,697

BNYMSMSCGF	Distribution Plan	Class C	$3,530	N/A	N/A	$3,530
	Shareholder Services Plan	Class A	$3,787	N/A	N/A	$3,787
		Class C	$1,177	N/A	N/A	$1,177

BNYMSMSCVF	Distribution Plan	Class C	$3,809	N/A	N/A	$3,809
	Shareholder Services Plan	Class A	$2,571	N/A	N/A	$2,571
		Class C	$1,270	N/A	N/A	$1,270

BNYMUSEF	Distribution Plan	Class C	$768	N/A	N/A	$768
	Shareholder Services Plan	Class A	$2,674	N/A	N/A	$2,674
		Class C	$256	N/A	N/A	$256

BNYMGSF	Distribution Plan	Class C	$85,193	N/A	N/A	$85,193
	Shareholder Services Plan	Class A	$80,003	N/A	N/A	$80,003
		Class C	$28,398	N/A	N/A	$28,398

BNYMISF	Distribution Plan	Class C	$91,653	N/A	N/A	$91,653
	Shareholder Services Plan	Class A	$80,487	N/A	N/A	$80,487
		Class C	$30,551	N/A	N/A	$30,551

OFFERING PRICE
(Class A shares only)

Set forth below is an example of the method of computing the offering price of each fund's Class A shares. The example assumes a purchase of Class A shares aggregating less than $50,000, subject to the schedule of sales charges set forth in the fund's prospectus at a price based upon the NAV of a Class A share, as applicable, at the close of business on the last business day of the fund's last fiscal year, except as otherwise indicated. Certain purchases are not subject to a sales charge or are subject to a different sales charge than the one shown below. See the prospectus and "How to Buy Shares" in Part II of this SAI.

Fund	Class[1]	NAV Per Share	Sales Charge as a Percentage of Offering Price and NAV Per Share	Per Share Sales Charge	Per Share Offering Price to Public

BNYMCPF	Class A	$10.57	4.50% of offering price (4.71% of NAV per share)	$0.50	$11.07
BNYMAMCF	Class A	$54.75	5.75% of offering price (6.10% of NAV per share)	$3.34	$58.09
BNYMAFMBF	Class A	$14.60	4.50% of offering price (4.71% of NAV per share)	$0.69	$15.29
BNYMHYMBF	Class A	$12.40	4.50% of offering price (4.71% of NAV per share)	$0.58	$12.98
BNYMCAMTMBF	Class A	$14.82	4.50% of offering price (4.71% of NAV per share)	$0.70	$15.52
BNYMICEF	Class A	$36.12	5.75% of offering price (6.10% of NAV per share)	$2.20	$38.32
BNYMISCF	Class A	$14.06	5.75% of offering price (6.10% of NAV per share)	$0.86	$14.92
BNYMSMSCGF	Class A	$23.63	5.75% of offering price (6.10% of NAV per share)	$1.44	$25.07
BNYMSMSCVF	Class A	$22.15	5.75% of offering price (6.10% of NAV per share)	$1.35	$23.50
BNYMUSEF	Class A	$20.85	5.75% of offering price (6.10% of NAV per share)	$1.27	$22.12
BNYMUSMF	Class A	$15.21	4.50% of offering price (4.71% of NAV per share)	$0.72	$15.93
BNYMGSF	Class A	$23.07	5.75% of offering price (6.10% of NAV per share)	$1.41	$24.48
BNYMISF	Class A	$20.76	5.75% of offering price (6.10% of NAV per share)	$1.27	$22.03

RATINGS OF MUNICIPAL BONDS

The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Bonds was as follows:

Fitch	Moody's	S&P	BNYMMBF	BNYMIMBF	BNYMAFMBF	BNYMHYMBF	BNYMNYTEBF	BNYMCAMTMBF
AAA	Aaa	AAA	0.7%	3.2%	2.3%	0.4%	14.6%	2.2%
AA	Aa	AA	32.5%	33.1%	37.0%	12.2%	52.3%	55.4%
A	A	A	51.4%	53.9%	50.7%	16.3%	17.2%	22.1%
BBB	Baa	BBB	11.9%	8.9%	8.2%	22.5%	8.8%	8.7%
BB	Ba	BB	1.2%	0.4%	0.2%	18.0%	0.3%	1.5%
B	B	B	0.2%	0.3%	0.2%	1.3%	0.3%	0.7%

Fitch	Moody's	S&P	BNYMMBF	BNYMIMBF	BNYMAFMBF	BNYMHYMBF	BNYMNYTEBF	BNYMCAMTMBF
CCC	Caa	CCC	-	-	-	0.6%	-	0.3%
CC	Ca	CC	-	-	-	-	-	-
D	C	D	-	-	-	0.1%	-	-
F-1/F-1+	VMIG1/ MIG 1/P-1	SP-1/A-1	-	-	0.1%-	-	-	-
Not Rated	Not Rated	Not Rated	2.1%(1)	0.2%(2)	1.3%(3)	28.6%(4)	6.5%(5)	9.1%(6)
Total			100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (0.1%); A/A (0.6%); Baa/BBB (0.6%); Ba/BB (0.6%); and Caa/CCC (0.2%).

(2)Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: BB/Ba (0.1%) and B/B (0.1%).

(3)Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: A/A (0.4%); Baa/BBB (0.1%); and Ba/BB (0.8%).

(4)Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (1.7%); Aa/AA (0.7%); A/A (1.0%); Baa/BBB (3.8%); Ba/BB (13.0%); B/B (8.1%); Caa/CCC (0.2%); and D (0.1%).

(5) Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (0.1%); Aa/Aa (0.8%); A/A (3.0%); BBB/Baa (0.3%); BB/Ba (0.6%); B/B (0.2%); and CCC/Caa (0.6%).

(6)Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (0.2%); AA/Aa (0.4%); A/A (2.2%); BBB/Baa (0.8%); BB/Ba (5.0%); B/B (0.4%); and CCC/Caa (0.1%).

SECURITIES OF REGULAR BROKERS OR DEALERS

A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of the end of its last fiscal year (N/A = Not Applicable):

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

BNYMCPF	Merrill Lynch, Pierce, Fenner & Smith Incorporated	$13,805,853
	Morgan Stanley & Co. LLC	$13,187,162
	J.P. Morgan Securities LLC	$11,553,192
	Citigroup Global Markets, Inc.	$8,182,552
	Goldman Sachs & Co. LLC	$3,611,336
	HSBC Securities (USA), Inc.	$2,808,704

BNYMAMCF	N/A	N/A

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

BNYMMBF	N/A	N/A

BNYMIMBF	N/A	N/A

BNYMAFMBF	N/A	N/A

BNYMHYMBF	N/A	N/A

BNYMICEF	N/A	N/A

BNYMISCF	N/A	N/A

BNYMNYTEBF	N/A	N/A

BNYMCAMTMBF	N/A	N/A

BNYMUSMF	Goldman Sachs & Co. LLC	$2,753,083
	Morgan Stanley & Co. LLC	$1,203,446

BNYMSMSCGF	N/A	N/A

BNYMSMSCVF	N/A	N/A

BNYMUSEF	N/A	N/A

BNYMGSF	N/A	N/A

BNYMISF	N/A	N/A

N/A = Not Applicable.

COMMISSIONS

The approximate aggregate amounts of commissions paid by each fund for brokerage commissions for its last three fiscal years, none of which were paid to Affiliated Brokers,* were as follows:

Fund	2020 Fiscal Year	2019 Fiscal Year	2018 Fiscal Year
	Commissions	Commissions	Commissions
BNYMCPF	$0	$0	$0
BNYMCAMTMBF	$0	$254	N/A
BNYMIMBF	N/A	$175	N/A
BNYMNYTEBF	N/A	N/A	N/A
BNYMSMSCGF	$775,860	$1,046,848	$947,648
BNYMUSMF	$503	$0	$0
BNYMAFMBF	N/A	$272	N/A
BNYMHYMBF	$367	$402	N/A
BNYMMBF	N/A	$364	N/A
BNYMICEF	$475,174	$664,535	$753,907

Fund	2019 Fiscal Year	2018 Fiscal Year	2017 Fiscal Year
	Commissions	Commissions	Commissions

BNYMAMCF	$244,058	$256,017	$274,904
BNYMISCF	$571,629	$1,116,930	$1,190,140
BNYMSMSCVF	$614,104	$685,432	$862,645
BNYMUSEF	$87,028	$99,387	$117,132
BNYMGSF	$137,494	$138,677	$234,120
BNYMISF	$474,714	$790,337	$642,498

* Unaffiliated brokers cleared transactions through clearing brokers affiliated with BNY Mellon. The funds paid no fees directly to affiliated clearing brokers.

The following table provides an explanation of any material difference in the commissions paid by a fund in either of the two fiscal years preceding the last fiscal year.

Fund	Reason for Any Material Difference in Commissions

BNYMCPF	N/A
BNYMMBF	N/A
BNYMIMBF	N/A
BNYMAFMBF	N/A
BNYMHYMBF	N/A
BNYMNYTEBF	N/A
BNYMCAMTMBF	N/A
BNYMUSMF	The significant increase in 2020 was due to an increase in trading volume. The decrease in 2018 and 2019 was due to the use of mortgage dollar roll transactions.
BNYMICEF	The fund experienced a significant increase in assets from 2016 to 2017. Portfolio turnover declined between 2017 and 2018.
BNYMISCF	The fund experienced a decrease in assets and a decline in portfolio turnover.
BNYMAMCF	N/A
BNYMSMSCGF	N/A
BNYMSMSCVF	N/A
BNYMUSEF	N/A
BNYMGSF	The fund experienced reduced investment activity and client cash flows in the 2018 fiscal year.
BNYMISF	The fund experienced reduced investment activity in the 2018 fiscal year.

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions related to such transactions were as follows:

Fund	Transactions	Related Commissions

BNYMCPF	N/A	N/A
BNYMAMCF	N/A	N/A
BNYMMBF	N/A	N/A
BNYMIMBF	N/A	N/A
BNYMAFMBF	N/A	N/A
BNYMHYMBF	N/A	N/A
BNYMNYTEBF	N/A	N/A
BNYMCAMTMBF	N/A	N/A
BNYMUSMF	N/A	N/A
BNYMICEF	$324,038,478	$255,856
BNYMISCF	$459,571,205	$683,593
BNYMSMSCGF	$817,477,262	$657,024

Fund	Transactions	Related Commissions

BNYMSMSCVF	$711,463,958	$477,566
BNYMUSEF	N/A	N/A
BNYMGSF	N/A	N/A
BNYMISF	N/A	N/A

PORTFOLIO TURNOVER VARIATION

Each fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus. The following table provides an explanation of any significant variation in a fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

BNYMCPF

The portfolio turnover rate of the predecessor fund was higher for the fiscal years ended

April 30, 2017 and April 30, 2018 due to an enhancement in the manner in which the Sub-Adviser managed mortgage-backed security exposure in the fund's portfolio. Beginning in 2016, the Sub-Adviser implemented a strategy to include to be announced ("TBA") securities to more efficiently invest in agency mortgage-backed securities. This structural increase in portfolio turnover does not have significant implications for the fund's overall investment strategy. The portfolio turnover rate for the most recent fiscal year can be attributed to the transactions related to the fund merger on October 19, 2018 with Dreyfus Intermediate Term Income Fund.

BNYMMBF	N/A
BNYMIMBF	N/A
BNYMAFMBF	N/A
BNYMHYMBF

An increase in turnover in the fund during fiscal year 2020 is attributed to a dislocation in the municipal market brought on by economic uncertainty surrounding the COVID-19 pandemic. Such a dislocation resulted in a sizeable volume of redemptions in March/April and was followed by a recovery of flows later in the summer and into the fall. Additionally, the nature of the market dislocation lead to repositioning amongst credits most prone to COVID-related concern, but the main source of elevated turnover was higher-than-normal redemption activity.

BNYMNYTEBF	N/A
BNYMCAMTMBF	N/A
BNYMUSMF	The increase in 2020 was due to an increase in trading volume. The fund decreased its use of mortgage dollar roll transactions in 2018 and 2019.
BNYMICEF

The portfolio turnover rate is normally a target of 50% to 75%. As a result, 2017 was more of an anomaly and 2018 was in the normal range. In addition, the fourth quarter of 2018 was quite volatile driven by macro factors. During volatile macro times, trading is less frequent.

BNYMISCF	N/A
BNYMAMCF	N/A
BNYMSMSCGF	N/A
BNYMSMSCVF	N/A
BNYMUSEF	N/A
BNYMGSF	N/A
BNYMISF	N/A

SHARE OWNERSHIP

The following persons are known by each fund to own of record 5% or more of the indicated class of the fund's outstanding voting securities. A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund. All information for a fund is as of the date indicated for the first listed class. Except as may be otherwise indicated, board members and officers, as a group, owned less than 1% of each class of each fund's voting securities outstanding as of the date indicated below.

Date	Fund	Class	Name & Address	Percent Owned

August 3, 2020	BNYMCPF	Class A	Charles Schwab & Company, Incorporated Attn.: Mutual Funds 211 Main Street San Francisco, CA 94105	10.2718%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	8.4902%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.5772%

		Class C	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	23.2288%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	22.6455%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	17.3214%

			Raymond James Financial Inc. 880 Carillon Parkway Saint Petersburg, FL 33716-1102	8.5511%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	6.0766%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	5.5896%

		Class I	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	24.1510%

Date	Fund	Class	Name & Address	Percent Owned

			Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	17.0244%

			National Financial Services 499 Washington Boulevard Jersey City, NJ 07310	15.5814%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.2707%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	8.7901%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	6.0401%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	6.0097%

		Class Y	Wells Fargo Bank 1525 West WT. Harris Boulevard Charlotte, NC 28288-1151	68.5545%

			SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	30.8645%

December 2, 2020	BNYMMBF	N/A	National Financial Services 499 Washington Boulevard Jersey City, NJ 07310	6.6236%

			Charles Schwab & Company, Incorporated 211 Main Street San Francisco, CA 94105	5.1997%

August 17, 2020	BNYMIMBF	N/A	National Financial Services 499 Washington Boulevard Jersey City, NJ 07310	5.1918%

December 2, 2020	BNYMAFMBF	Class A	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	10.4592%

Date	Fund	Class	Name & Address	Percent Owned

			Wells Fargo Clearing Services 10750 Wheat First Drive Glen Allen, VA 23060-9243	9.2579%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.5175%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	6.4739%

			Morgan Stanley & Company 1 New York Plaza, Floor 12 New York, NY 10004-1901	6.0180%

			Chinyol & Donna Yi, Trustees Newport Beach, CA	5.0665%

			Charles Schwab & Company, Incorporated 211 Main Street San Francisco, CA 94105	5.0170%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	23.7407%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	15.6406%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	12.2167%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	11.6732%

			National Financial Services Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	9.0382%

Date	Fund	Class	Name & Address	Percent Owned

			Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	6.3867%

			Raymond James Financial Inc. 880 Carillon Parkway Saint Petersburg, FL 33716-1102	5.4082%

		Class I	J.P. Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, NY 11245-0001	21.8571%
			Charles Schwab & Company, Incorporated 211 Main Street San Francisco, CA 94105	13.8325%

			Vallee & Co. 4800 Pilgrim Way Green Bay, WI 54304-52800	11.1049%

			MAC & Co. 500 Grant Street Pittsburgh, PA 15258	9.6728%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	7.8639%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	7.2805%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.1885%

		Class Y	Mellon Investments Corporation 144 Glenn Curtis Boulevard Uniondale, NY 11556-0144	95.2087%

		Class Z	National Financial Services Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	7.2470%

Date	Fund	Class	Name & Address	Percent Owned

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.1044%

December 2, 2020	BNYMHYMBF	Class A	Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	17.6844%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	12.6296%

			Wells Fargo Clearing Services 10750 Wheat First Drive Glen Allen, VA 23060-9243	11.1651%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.7752%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	8.5660%

			National Financial Services Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	6.2287%

			Rodney P. Swantko Chicago, IL	6.3723%

		Class C	Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	31.5882%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	21.1940%

			Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	14.6046%

Date	Fund	Class	Name & Address	Percent Owned

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	10.4367%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	8.9080%

		Class I	Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	37.1622%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	11.9379%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.5685%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	7.8489%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	7.5229%

			SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	7.5115%

		Class Y	J.P. Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, NY 11245	78.5436%

			SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	16.6004%

		Class Z	National Financial Services Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	6.0113%

August 17, 2020	BNYMNYTEBF	N/A	Charles Schwab & Company, Incorporated 211 Main Street San Francisco, CA 94105	6.0381%

Date	Fund	Class	Name & Address	Percent Owned

			National Financial Services Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	5.6142%

August 17, 2020	BNYMCAMTMBF	Class A	Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	10.9367%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	9.5730%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	6.8078%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.7895%

			UBS WM USA Special Custody Account 1000 Harbor Boulevard Weehawken, NJ 07086-6761	6.3411%

		Class C	Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	49.9197%

			UBS WM USA Special Custody Account 1000 Harbor Boulevard Weehawken, NJ 07086-6761	15.3912%

			Morgan Stanley & Co Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	14.6095%

			National Financial Services Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	5.8668%

		Class I	Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	27.2058%

Date	Fund	Class	Name & Address	Percent Owned

			Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	20.6829%

			Charles Schwab & Company, Incorporated 211 Main Street San Francisco, CA 94105	10.5333%

			UBS WM USA Special Custody Account 1000 Harbor Boulevard Weehawken, NJ 07086-6761	8.5998%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	7.1677%

			RBC Capital Markets LLC 510 Marquette Avenue S Minneapolis, MN 55402-1110	6.6373%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.7233%

			National Financial Services Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	5.0059%

		Class Y	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	97.5368%

		Class Z	Charles Schwab & Company, Incorporated 211 Main Street San Francisco, CA 94105	9.3073%

August 3, 2020	BNYMUSMF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.4738%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	8.8346%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	5.3308%

Date	Fund	Class	Name & Address	Percent Owned

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	5.5623%

		Class C	Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	61.3257%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15.7268%

			National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	7.3695%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	15.2890%

		Class I	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	22.0085%

			Charles Schwab & Company, Incorporated 211 Main Street San Francisco, CA 94105	17.1446%

			Raymond James Financial Inc. 880 Carillon Parkway Saint Petersburg, FL 33716-1102	16.6417%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	15.2868%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	14.5680%

			Stifel Nicolaus & Company, Inc. 501 N. Broadway St. Louis, MO 63102-2188	6.3218%

		Class Y	Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103-2713	98.4762%

		Class Z	N/A	N/A

Date	Fund	Class	Name & Address	Percent Owned

January 4, 2021	BNYMICEF	Class A	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	19.8121%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	12.9612%

			Patterson & Co. 1525 West WT. Harris Boulevard Charlotte, NC 28288-1076	6.5669%

		Class C	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	34.0170%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	19.4135%

			Morgan Stanley & Company 1 New York Plaza – 12th Floor New York, NY 10004-1901	18.7171%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	9.6065%

		Class I	Voya Institutional Trust Co. 30 BrainTree Hill Office Park BrainTree, MA 02184-8747	25.8361%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	17.6277%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	7.5433%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.9508%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	5.1568%

Date	Fund	Class	Name & Address	Percent Owned

		Class Y	BNY Mellon Diversified International Fund BNY Mellon Investment Adviser, Inc. 2 Hanson Place, 11th Floor Brooklyn, NY 11217-1431	99.1970%

February 3, 2020	BNYMISCF	Class A	Charles Schwab & Company, Incorporated 211 Main Street San Francisco, CA 94105	22.8211%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	17.7080%

			The Bank of New York Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	14.6203%

			James Lydotes & Laura Lydotes Hingham, MA	8.6627%

		Class C	The Bank of New York Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	93.6830%

		Class I	American Enterprise Investment Services 707 Second Avenue Minneapolis, MN 55402-2405	29.9217%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	26.8088%

			National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	16.5397%

		Class Y	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	87.2380%

			BNY Mellon Diversified International Fund BNY Mellon Investment Adviser, Inc. 2 Hanson Place, 11th Floor Brooklyn, NY 11217-1431	10.6404%

April 2, 2020	BNYMAMCF	Class A	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.6720%

Date	Fund	Class	Name & Address	Percent Owned

			Charles Schwab & Company, Incorporated 211 Main Street San Francisco, CA 94105	6.1351%

		Class C	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103	30.5941%

			American Enterprise Investment Services 707 Second Avenue Minneapolis, MN 55402-2405	18.3949%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th Floor New York, NY 10004-1901	10.3191%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	7.8854%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.2852%

			National Financial Services LLC Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	6.2061%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	5.5138%

		Class I	American Enterprise Investment Services 707 Second Avenue Minneapolis, MN 55402-2405	27.1575%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	21.2555%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	8.2098%

			UBS WM USA Special Custody Account 1000 Harbor Boulevard Weehawken, NJ 07086-6761	6.1448%

Date	Fund	Class	Name & Address	Percent Owned

			Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th Floor New York, NY 10004-1901	5.2664%

			State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2901	5.0568%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	100.0000%

August 17, 2020	BNYMSMSCGF	Class A	National Financial Services Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	17.8835%

			UBS WM USA Special Custody Account 1000 Harbor Boulevard Weehawken, NJ 07086-6761	14.5614%

			Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.6171%

			The Bank of New York Mellon Jay Duncanson Greeneville, CA 95446-8921	5.4950%

			Venkateswarlu Marella Flushing, NY 11367-0065	5.3181%

		Class C	Pershing LLC P.O. Box 2052 Jersey City NJ 07303-2052	61.9317%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	9.6784%

			The Bank of New York Mellon Genevieve Samolweicz Reading, PA 19606-3804	8.4323%

			The Bank of New York Mellon Joseph J. Samolweicz Reading, PA 19606-3804	8.4320%

Date	Fund	Class	Name & Address	Percent Owned

		Class I	National Financial Services LLC Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	18.0935%

			Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	17.8488%

			Wells Fargo Bank NA P.O. Box 560067 Charlotte, NC 28256-3957	10.3872%

			Pershing LLC P.O. Box 2052 Jersey City NJ 07303-2052	9.8051%

			Reliance Trust Company P.O. Box 48529 Atlanta, GA 30362-1529	7.7663%

			SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	7.2453%
			Wells Fargo Bank NA P.O. Box 560067 Charlotte, NC 28256-3957	7.5332%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.3549%

		Class Y	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	96.2259%

March 3, 2020	BNYMSMSCVF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	21.1093%

			Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	20.0633%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	14.3878%

			American Enterprise Investment Services 707 Second Avenue Minneapolis, MN 55402-2405	14.0284%

Date	Fund	Class	Name & Address	Percent Owned

			J.P. Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, NY 11245	5.6963%

		Class C	Raymond James Financial Inc. Omnibus for Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33716-1102	63.0534%

			National Financial Services Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	19.0398%

			Stifel Nicolaus & Company, Inc. 501 N. Broadway St. Louis, MO 63102-2188	9.1445%

		Class I	National Financial Services Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	22.3992%

			Charles Schwab & Company, Incorporated 211 Main Street San Francisco, CA 94105	15.8702%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12.2474%

			SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	11.0188%

		Class Y	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	97.3488%

March 3, 2020	BNYMUSEF	Class A	The Bank of New York Mellon 8893 Brunswick Path Inver Grove Heights, 55076-5162	8.8876%

			The Bank of New York Mellon 1120 Park Avenue New York, New York 10128-1242	7.5067%

			Michael and Diane Regan Brooklyn, New York 11238-3905	7.1242%

Date	Fund	Class	Name & Address	Percent Owned

			The Bank of New York Mellon 3726 Tomley Drive Roanoke, Virginia 24108-3102	6.9398%

			Diane Durnin New York, New York 10021-4621	6.2267%

			The Bank of New York Mellon 86 Seaview Avenue Brandord, Connecticut 06405-5444	5.5546%

			Edward & JoAnn Grossmith San Jose, CA	5.0460%

		Class C	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	42.5067%

			American Enterprise Investment Services 707 2nd Avenue Minneapolis, MN 55402-2405	26.2446%

			Marguerite A. Grim Barto, PA 19504-8825	14.7223%

			The Bank of New York Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	9.7881%

		Class I	Charles Schwab & Company, Incorporated 211 Main Street San Francisco, CA 94105	25.9160%

			National Financial Services Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	18.3452%

			GWFS Equities, Inc. Denver, CO 80256-0001	13.6974%

			SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	13.3387%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.6258%

Date	Fund	Class	Name & Address	Percent Owned

		Class Y	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	100.0000%

March 3, 2020	BNYMGSF	Class A	Charles Schwab & Company, Incorporated 211 Main Street San Francisco, CA 94105	17.1482%

			National Financial Services LLC Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	9.8821%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.2482%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	6.9318%

			American Enterprise Investment Services 707 2nd Avenue Minneapolis, MN 55402-2405	6.3626%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th Floor New York, NY 10004-1901	6.1433%

		Class C	Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	23.1535%

			American Enterprise Investment Services 707 2nd Avenue Minneapolis, MN 55402-2405	19.7231%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	17.2728%

			American Enterprise Investment Services 707 2nd Avenue Minneapolis, MN 55402-2405	13.4719%

			National Financial Services LLC Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	13.9717%

Date	Fund	Class	Name & Address	Percent Owned

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	12.7520%

		Class I	National Financial Services LLC Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	14.7359%

			TIAA-CREF Trust Company 211 North Broadway St. Louis, MO 63102-2733	14.3832%

			Wells Fargo Bank of Minnesota NA P.O. Box 560067 Charlotte, NC 28256-0067	13.8680%

			The Bank of New York Mellon P.O. Box 3198 Pittsburgh, PA 15230-3198	13.2941%

			Charles Schwab & Company, Incorporated 211 Main Street San Francisco, CA 94105	7.9612%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.1466%

		Class Y	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	76.2811%

			Metropolitan Transportation Authority (MTA) Retiree Welfare Benefits Plan 314 Madison Avenue, 3rd Floor New York, New York 10017-3705	14.7155%

March 3, 2020	BNYMISF	Class A	Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th Floor New York, NY 10004-1901	16.5316%

			National Financial Services LLC Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	11.0877%

			Charles Schwab & Company 211 Main Street San Francisco, CA 94105	9.8095%

Date	Fund	Class	Name & Address	Percent Owned

			Patterson & Co. 1525 West WT. Harris Boulevard Charlotte, NC 28288-1076	6.5987%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	6.3496%

			American Enterprise Investment Services 707 2nd Avenue Minneapolis, MN 55402-2405	5.9964%

		Class C	Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th Floor New York, NY 10004-1901	29.0254%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	12.9844%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	12.9831%

			American Enterprise Investment Services 707 2nd Avenue Minneapolis, MN 55402-2405	10.9345%

			Stifel Nicolaus & Company, Inc. 501 N. Broadway St. Louis, MO 63102-2188	8.5423%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	7.3905%

		Class I	National Financial Services Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	33.5167%

			Charles Schwab & Company, Incorporated 211 Main Street San Francisco, CA 94105	11.9175%

			Saxon & Company P. O. Box 94597 Cleveland, OH 44101-94597	7.6073%

Date	Fund	Class	Name & Address	Percent Owned

			Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th Floor New York, NY 10004-1901	6.9820%

			Wells Fargo Bank of Minnesota NA P.O. Box 560067 Charlotte, NC 28256-0067	5.2314%

		Class Y	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	70.2712%

			Edward D. Jones &Co. 12555 Manchester Road St. Louis, MO 63131-3729	13.2745%

			BNY Mellon Diversified International Fund BNY Mellon Investment Adviser, Inc. 200 Park Avenue, 7th Floor New York, NY 10166-0090	10.7213%

Certain shareholders of a fund may from time to time own or control a significant percentage of the fund's shares ("Large Shareholders").  Large Shareholders may include, for example, institutional investors, funds of funds, affiliates of the Manager, and discretionary advisory clients whose buy-sell decisions are controlled by a single decision-maker, including separate accounts and/or funds managed by the Manager or its affiliates.  Large Shareholders may redeem all or a portion of their shares of a fund at any time or may be required to redeem all or a portion of their shares in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as the Manager).  Redemptions by Large Shareholders of their shares of a fund may force the fund to sell securities at an unfavorable time and/or under unfavorable conditions, or sell more liquid assets of the fund, in order to meet redemption requests.  These sales may adversely affect a fund's NAV and may result in increasing the fund's liquidity risk, transaction costs and/or taxable distributions.

From time to time, BNY Mellon Investment Management managers, including the Manager, may sponsor and/or manage a fund in which a BNY Mellon affiliate invests seed capital ("Seed Capital"). Such investments may raise potential conflicts of interest because a BNY Mellon affiliate, as an investor in the fund, may possess material information about the fund that may not be available to other fund investors. This informational advantage could be perceived as enabling a BNY Mellon affiliate to invest or redeem Seed Capital in a manner that conflicts with the interests of other fund investors and/or benefits BNY Mellon or its affiliates. In order to mitigate such conflicts, BNY Mellon has implemented a policy (the "Seed Capital Investment and Redemption Policy") that governs its affiliates' investment and redemption of Seed Capital in the funds. The Seed Capital Investment and Redemption Policy includes specific parameters that govern the timing and extent of the investment and redemption of Seed Capital, which may be set according to one or more objective factors expressed in terms of timing, asset level, investment performance goals or other criteria approved by BNY Mellon. In extraordinary circumstances and subject to certain conditions, BNY Mellon will have the authority to modify the application of the Seed Capital Investment and Redemption Policy to a particular investment of Seed Capital after the investment has been made. The Seed Capital Investment and Redemption Policy does not apply (i) in cases where Seed Capital is invested in a fund that has no third party investors and (ii) to investments or redemptions that are required in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as the Manager).

PART II

HOW TO BUY SHARES

See "Additional Information About How to Buy Shares" in Part III of this SAI for general information about the purchase of fund shares.

Investment Minimums

The minimum initial investment in BNY Mellon Intermediate Municipal Bond Fund, BNY Mellon Municipal Bond Fund and BNY Mellon New York Tax Exempt Bond Fund is $1,000 if you are a client of a Service Agent which maintains an omnibus account in the fund and has made an aggregate initial purchase in the fund for its customers of $2,500.

The minimum initial investment for each fund is $1,000 for full-time or part-time employees of BNYM Investment Adviser or any of its affiliates, directors of BNYM Investment Adviser, board members of a fund advised by BNYM Investment Adviser, or the spouse, domestic partner or minor child of any of the foregoing.

The minimum initial investment for each fund, except BNY Mellon Active MidCap Fund and BNY Mellon AMT-Free Municipal Bond Fund, is $50 for full-time or part-time employees of BNYM Investment Adviser or any of its affiliates who elect to have a portion of their pay directly deposited into their fund accounts.

Shares of each fund, except BNY Mellon New York Tax Exempt Bond Fund, are offered without regard to the minimum initial or subsequent investment requirements to investors purchasing fund shares through wrap fee accounts or other fee based programs.

BNY Mellon Active MidCap Fund, BNY Mellon International Core Equity Fund, BNY Mellon International Small Cap Fund, BNY Mellon Select Managers Small Cap Growth Fund, BNY Mellon Select Managers Small Cap Value Fund, BNY Mellon U.S. Equity Fund, BNY Mellon Global Stock Fund and BNY Mellon International Stock Fund. The fund reserves the right to offer fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the fund.

Information Regarding the Offering of Share Classes

The share classes of each fund with more than one class are offered as described in the relevant fund's prospectus and as described below. Service Agents purchasing fund shares on behalf of their clients determine the share classes available for their clients. Accordingly, the availability of shares of a particular class will depend on the policies, procedures and trading platforms of your Service Agent. To be eligible for the share classes, sales charge reductions or waivers, and/or shareholder services, as applicable, described in the prospectus or this SAI, you may need to open an account directly with the fund. Please consult your Service Agent.

Former Class B Shares of Certain Funds. On March 13, 2012, outstanding Class B shares of BNY Mellon Active MidCap Fund, BNY Mellon AMT-Free Municipal Bond Fund, BNY Mellon California AMT-Free Municipal Bond Fund, BNY Mellon U.S. Mortgage Fund, Inc. and BNY Mellon International Core Equity Fund converted to Class A shares.

Class C Shares of Multi-Class Funds. Class C shares purchased directly from the fund or through a financial intermediary, except as otherwise disclosed in the fund's prospectus, automatically convert to Class A shares in the month of or month following the eight-year anniversary date of the purchase of the Class C shares, based on the relative net asset value of each such class without the imposition of any sales charge, fee or other charge.

Old Class T Shares of Certain Funds. BNY Mellon Active MidCap Fund, BNY Mellon International Core Equity Fund, BNY Mellon U.S. Equity Fund, BNY Mellon Global Stock Fund and BNY Mellon International Stock Fund each offered Old Class T shares prior to February 4, 2009.

Class I Shares of Certain Funds. Holders of Class I shares of BNY Mellon Active MidCap Fund who have held their shares since June 5, 2003 may purchase directly from the fund, for accounts maintained with the fund, Class I shares of the fund whether or not they would otherwise be eligible to do so.

U.S.-based employees of BNYM Investment Adviser, board members of BNY Mellon and board members of funds in the BNY Mellon Family of Funds, and the spouse, domestic partner or minor child of any of the foregoing, may purchase Class I shares of a fund directly through the Retail Services Division of the Distributor, provided they consent to receive electronically all relevant fund documents, including account statements, confirmations, tax forms, prospectuses, SAIs, supplements, proxy statements and shareholder reports, and make an initial investment in the fund of at least $1,000. Consent to receive electronic delivery may be revoked at any time. Upon such revocation, any Class I shares of a fund held by such investor may be converted to Class A shares of the fund. In addition, the funds reserve the right to convert Class I shares held by a board member or employee of BNY Mellon into Class A shares after the board member or employee ceases to serve in that capacity.

Class Z Shares of Certain Funds. Shareholders of BNY Mellon California AMT-Free Municipal Bond Fund who received Class Z shares of the fund in exchange for their shares of General California Municipal Bond Fund, Dreyfus California Municipal Income or Dreyfus California Intermediate Municipal Bond Fund as a result of the reorganization of such funds (each a "Reorganized Fund") may purchase directly from the fund, for accounts maintained with the fund, Class Z shares of the fund.

Shareholders of BNY Mellon AMT-Free Municipal Bond Fund, BNY Mellon U.S. Mortgage Fund or BNY Mellon High Yield Municipal Bond Fund who have continuously held fund shares since the date the fund's shares were classified as Class Z shares may purchase directly from the fund, for accounts maintained with the fund, Class Z shares of the respective fund.

Certain broker-dealers and other financial institutions maintaining accounts with BNY Mellon AMT-Free Municipal Bond Fund, BNY Mellon California AMT-Free Municipal Bond Fund, BNY Mellon U.S. Mortgage Fund or BNY Mellon High Yield Municipal Bond Fund on the date such fund's shares were classified as Class Z shares (or with a Reorganized Fund at the time of the reorganization of such fund) may open new accounts in Class Z of the respective fund on behalf of "wrap accounts" or similar programs and, with respect to BNY Mellon California AMT-Free Municipal Bond Fund and BNY Mellon U.S. Mortgage Fund only, may open new accounts in Class Z of the fund on behalf of qualified Retirement Plans.

Class A

General information about the public offering price of Class A shares of the Multi-Class Funds can be found in Part III of this SAI under "Additional Information About How to Buy Shares—Class A."

The public offering price for Class A shares of BNY Mellon AMT-Free Municipal Bond Fund and BNY Mellon High Yield Municipal Bond Fund is the net asset value per share of that class, plus a sales load as shown below:

BNY Mellon AMT-Free Municipal Bond Fund and BNY Mellon High Yield Municipal Bond Fund Total Sales Load*—Class A Shares

Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers’ reallowance as a % of offering price
Less than $50,000	4.50	4.71	4.25
$50,000 to less than $100,000	4.00	4.17	3.75
$100,000 to less than $250,000	3.00	3.09	2.75
$250,000 or more	-0-	-0-	Up to 1.00

____________________________

* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of BNY Mellon AMT-Free Municipal Bond Fund and BNY Mellon High Yield Municipal Bond Fund purchased without an initial sales load as part of an investment of $250,000 or more may be assessed at the time of redemption a 1.00% CDSC if redeemed within one year of the date of purchase. The Distributor may pay Service Agents an up-front commission of up to 1.00% of the net asset value of Class A shares of BNY Mellon AMT-Free Municipal Bond Fund and BNY Mellon High Yield Municipal Bond Fund purchased by their clients as part of a $250,000 or more investment in Class A shares that are subject to a CDSC. If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

Class A shares of BNY Mellon Active MidCap Fund may be purchased directly from the fund at net asset value without a sales load by participants in a health savings account program, provided that the health savings account program has maintained an account with the fund since on or before January 31, 2016. Health savings accounts are flexible accounts that provide employers and/or employees covered under qualified high deductible health plans the ability to make contributions to special savings accounts generally without federal or state tax consequences.

If you are a shareholder of a Multi-Class Fund listed above who beneficially owned Class A shares of such fund on the date indicated and would like to purchase additional shares of the fund at net asset value without a sales load, you must let the fund know at the time of purchase that you qualify for such a waiver of the sales load. If you do not let the fund know that you are eligible for a waiver, you may not receive the waiver to which you are otherwise entitled. In order to receive a waiver, you may be required to provide the fund with evidence of your qualification for the waiver, such as records regarding shares of the Multi-Class Fund held in accounts with a Service Agent, other financial intermediaries, or the fund.

HOW TO REDEEM SHARES

See "Additional Information About How to Redeem Shares" in Part III of this SAI for general information about the redemption of fund shares.

Fund	Services*
BNY Mellon Intermediate Municipal Bond Fund BNY Mellon Municipal Bond Fund BNY Mellon New York Tax Exempt Bond Fund	Checkwriting Privilege TeleTransfer Privilege Wire Redemption Privilege
BNY Mellon High Yield Municipal Bond Fund	Checkwriting Privilege (Class Z shares only) TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege

Fund	Services*
BNY Mellon Core Plus Fund BNY Mellon AMT-Free Municipal Bond Fund BNY Mellon California AMT-Free Municipal Bond Fund BNY Mellon U.S. Mortgage Fund	Checkwriting Privilege (Class A and Z shares only) TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege

BNY Mellon Active MidCap Fund
BNY Mellon International Core Equity Fund
BNY Mellon International Small Cap Fund
BNY Mellon Select Managers Small Cap Growth Fund
BNY Mellon Select Managers Small Cap Value Fund
BNY Mellon U.S. Equity Fund
BNY Mellon Global Stock Fund
BNY Mellon International Stock Fund

TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege

__________________

* Institutional Direct accounts are not eligible for online services.

SHAREHOLDER SERVICES

The following shareholder services apply to the funds. See "Additional Information About Shareholder Services" in Part III of this SAI for more information.

Fund	Services*

BNY Mellon Core Plus Fund

BNY Mellon Active MidCap Fund
BNY Mellon International Core Equity Fund
BNY Mellon International Small Cap Fund
BNY Mellon Select Managers Small Cap Growth Fund
BNY Mellon Select Managers Small Cap Value Fund
BNY Mellon U.S. Equity Fund
BNY Mellon Global Stock Fund
BNY Mellon International Stock Fund

Fund Exchanges
Auto-Exchange Privilege
Automatic Asset Builder
Government Direct Deposit Privilege
Payroll Savings Plan
Dividend Options
Automatic Withdrawal Plan
Letter of Intent
Corporate Pension/Profit-Sharing and Retirement Plans

BNY Mellon Intermediate Municipal Bond Fund BNY Mellon Municipal Bond Fund BNY Mellon New York Tax Exempt Bond Fund	Fund Exchanges Auto-Exchange Privilege Automatic Asset Builder Government Direct Deposit Privilege Payroll Savings Plan Dividend Options Automatic Withdrawal Plan
BNY Mellon AMT-Free Municipal Bond Fund BNY Mellon California AMT-Free Municipal Bond Fund BNY Mellon High Yield Municipal Bond Fund BNY Mellon U.S. Mortgage Fund	Fund Exchanges Auto-Exchange Privilege Automatic Asset Builder Government Direct Deposit Privilege Payroll Savings Plan Dividend Options Automatic Withdrawal Plan Letter of Intent

__________________

* Class Y shares (offered by certain funds) only have the Fund Exchanges shareholder service, as described below. Institutional Direct accounts are not eligible for online services.

DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS

The following Plans apply to the funds. See "Additional Information About Rule 12b-1 Plans and Non-Rule 12b-1 Services Plans" in Part III of this SAI for more information about the Plans.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

BNY Mellon Core Plus Fund

BNY Mellon Active MidCap Fund
BNY Mellon AMT-Free Municipal Bond Fund
BNY Mellon California AMT-Free Municipal Bond Fund
BNY Mellon High Yield Municipal Bond Fund
BNY Mellon International Core Equity Fund
BNY Mellon International Small Cap Fund
BNY Mellon Select Managers Small Cap Growth Fund
BNY Mellon Select Managers Small Cap Value Fund
BNY Mellon U.S. Equity Fund

BNY Mellon U.S. Mortgage Fund
BNY Mellon Global Stock Fund
BNY Mellon International Stock Fund

	Class C	Distribution Plan (12b-1)

The fund pays the Distributor 0.75% for distributing Class C shares. The Distributor may pay one or more Service Agents in respect of distribution-related services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

BNY Mellon Core Plus Fund

BNY Mellon Active MidCap Fund
BNY Mellon AMT-Free Municipal Bond Fund
BNY Mellon California AMT-Free Municipal Bond Fund
BNY Mellon High Yield Municipal Bond Fund
BNY Mellon International Core Equity Fund
BNY Mellon International Small Cap Fund
BNY Mellon Select Managers Small Cap Growth Fund
BNY Mellon Select Managers Small Cap Value Fund
BNY Mellon U.S. Equity Fund

BNY Mellon U.S. Mortgage Fund
BNY Mellon Global Stock Fund
BNY Mellon International Stock Fund

	Class A Class C	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of these classes. Services include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

BNY Mellon AMT Free Municipal Bond Fund BNY Mellon California AMT-Free Municipal Bond Fund	Class Z	Shareholder Services Plan (servicing)

The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing certain services. These services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
accounts.
BNY Mellon Intermediate Municipal Bond Fund BNY Mellon Municipal Bond Fund BNY Mellon New York Tax Exempt Bond Fund	N/A
BNY Mellon High Yield Municipal Bond Fund	Class Z	Service Plan (12b-1)

The fund reimburses the Distributor an amount not to exceed 0.25% for expenses incurred in distributing Class Z shares, servicing shareholder accounts and advertising and marketing. The Distributor may pay one or more Service Agents in respect of these services and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
BNY Mellon U.S. Mortgage Fund	Class Z	Service Plan (12b-1)

The fund reimburses the Distributor an amount not to exceed 0.20% for distributing Class Z shares, servicing shareholder accounts and advertising and marketing. The Distributor may pay one or more Service Agents in respect of shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Pursuant to the Plan, Class Z shares bear (i) the costs of preparing, printing and distributing prospectuses and SAIs used other than for regulatory purposes or distribution to existing Class Z shareholders, and (ii) the costs associated with implementing and operating the Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the fund the greater of $100,000 or .005%.

* As applicable to the funds listed (not all funds have all classes shown).

** The parenthetical indicates whether the Plan is pursuant to Rule 12b-1 under the 1940 Act or is a type of servicing plan not adopted pursuant to Rule 12b-1.

*** Amounts expressed as an annual rate as a percentage of the value of the average daily net assets attributable to the indicated class of fund shares or the fund, as applicable.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund. Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions"). See "Additional Information About Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

Funds other than Money Market Funds

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[2]	High Yield and Lower-Rated Securities[3]	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
BNY Mellon Core Plus Fund	✓		✓	✓	✓ (up to 25% of net assets)	✓	✓
BNY Mellon Active MidCap Fund	✓	✓	✓			✓ (zero coupon securities only)
BNY Mellon AMT-Free Municipal Bond Fund			✓	✓	✓ (up to 35% of net assets)	✓ (municipal securities only)
BNY Mellon California AMT-Free Municipal Bond Fund			✓	✓	✓ (up to 20% of net assets)	✓ (municipal securities only)
BNY Mellon High Yield Municipal Bond Fund			✓	✓	✓	✓ (municipal securities only)
BNY Mellon Intermediate Municipal Bond Fund			✓	✓	✓ (up to 20% of net assets)	✓ (municipal securities only)
BNY Mellon International Core Equity Fund	✓	✓	✓	✓		✓
BNY Mellon International Small Cap Fund	✓	✓	✓	✓		✓

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[2]	High Yield and Lower-Rated Securities[3]	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
BNY Mellon Municipal Bond Fund			✓	✓	✓ (up to 25% of net assets)	✓ (municipal securities only)
BNY Mellon New York Tax Exempt Bond Fund			✓	✓	✓ (up to 20% of net assets)	✓ (municipal securities only)
BNY Mellon Select Managers Small Cap Growth Fund	✓	✓	✓	✓
BNY Mellon Select Managers Small Cap Value Fund	✓	✓	✓	✓
BNY Mellon U.S. Equity Fund	✓	✓	✓	✓	✓	✓	✓
BNY Mellon U.S. Mortgage Fund			✓			✓
BNY Mellon Global Stock Fund	✓	✓	✓	✓	✓	✓	✓
BNY Mellon International Stock Fund	✓	✓	✓	✓	✓	✓	✓

1 Includes common and preferred stock, convertible securities and warrants. BNY Mellon Active MidCap Fund is limited to investing up to 2% of its net assets in warrants, and each of BNY Mellon Select Managers Small Cap Growth Fund and BNY Mellon Select Managers Small Cap Value Fund is limited to investing up to 5% of its net assets in warrants, except that as to each fund this limitation does not apply to warrants purchased by the fund that are sold in units with, or attached to, other securities. BNY Mellon Core Plus Fund may invest in or acquire warrants to purchase equity or fixed income securities.

2 BNY Mellon U.S. Mortgage Fund may invest in U.S. Government securities as is consistent with its other investment policies, including as described under "Money Market Investments" below. For BNY Mellon AMT-Free Municipal Bond Fund, BNY Mellon California AMT-Free Municipal Bond Fund, BNY Mellon High Yield Municipal Bond Fund, BNY Mellon Intermediate Municipal Bond Fund, BNY Mellon Municipal Bond Fund and BNY Mellon New York Tax Exempt Bond Fund, see "Money Market Instruments" below.

3 For BNY Mellon AMT-Free Municipal Bond Fund, BNY Mellon California AMT-Free Municipal Bond Fund, BNY Mellon High Yield Municipal Bond Fund, BNY Mellon Intermediate Municipal Bond Fund, BNY Mellon Municipal Bond Fund and BNY Mellon New York Tax Exempt Bond Fund, Municipal Bonds only.

For BNY Mellon AMT-Free Municipal Bond Fund, although the fund has no current intention of doing so, the fund may invest in Municipal Bonds rated as low as C by Moody's or D by S&P or Fitch (the lowest rating assigned by such Rating Agencies).

For BNY Mellon California AMT-Free Municipal Bond Fund, BNY Mellon Intermediate Municipal Bond Fund and BNY Mellon New York Tax Exempt Bond Fund, it is currently each fund's intention that this portion of the fund's portfolio be invested primarily in Municipal Bonds rated no lower than Baa by Moody's or BBB by S&P or Fitch.

For each of BNY Mellon AMT-Free Municipal Bond Fund, BNY Mellon California AMT-Free Municipal Bond Fund, BNY Mellon Intermediate Municipal Bond Fund and BNY Mellon Municipal Bond Fund, the credit risk factors pertaining to lower-rated securities also apply to lower-rated zero coupon, pay-in-kind and step-up securities, in which the fund may invest up to 5% of its total assets.

Fund	Variable and Floating Rate Securities	Loans	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations
BNY Mellon Core Plus Fund	✓	✓	✓	✓	✓
BNY Mellon Active MidCap Fund
BNY Mellon AMT-Free Municipal Bond Fund	✓	✓ (municipal securities only)
BNY Mellon California AMT-Free Municipal Bond Fund	✓	✓ (municipal securities only)
BNY Mellon High Yield Municipal Bond Fund	✓	✓ (municipal securities only)			✓
BNY Mellon Intermediate Municipal Bond Fund	✓	✓ (municipal securities only)
BNY Mellon International Core Equity Fund
BNY Mellon International Small Cap Fund
BNY Mellon Municipal Bond Fund	✓	✓ (municipal securities only)
BNY Mellon New York Tax Exempt Bond Fund	✓	✓ (municipal securities only)
BNY Mellon Select Managers Small Cap Growth Fund
BNY Mellon Select Managers Small Cap Value Fund

Fund	Variable and Floating Rate Securities	Loans	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations
BNY Mellon U.S. Equity Fund	✓
BNY Mellon U.S. Mortgage Fund	✓		✓	✓
BNY Mellon Global Stock Fund	✓
BNY Mellon International Stock Fund	✓

Fund	Municipal Securities	Funding Agreements	REITs	Money Market Instruments[4]	Foreign Securities	Emerging Markets[5]	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
BNY Mellon Core Plus Fund	✓	✓	✓	✓	✓	✓	✓	✓
BNY Mellon Active MidCap Fund			✓	✓	✓ (up to 25% of assets)	✓	✓
BNY Mellon AMT-Free Municipal Bond Fund	✓			✓
BNY Mellon California AMT-Free Municipal Bond Fund	✓			✓
BNY Mellon High Yield Municipal Bond Fund	✓			✓
BNY Mellon Intermediate Municipal Bond Fund	✓			✓
BNY Mellon International Core Equity Fund			✓	✓	✓	✓	✓	✓ (sovereign debt obligations only)
BNY Mellon International Small Cap Fund			✓	✓	✓	✓	✓	✓
BNY Mellon Municipal Bond Fund	✓			✓
BNY Mellon New York Tax Exempt Bond Fund	✓[6]			✓
BNY Mellon Select Managers Small Cap Growth Fund			✓	✓	✓	✓	✓

Fund	Municipal Securities	Funding Agreements	REITs	Money Market Instruments[4]	Foreign Securities	Emerging Markets[5]	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
BNY Mellon Select Managers Small Cap Value Fund			✓	✓	✓ (up to 15% of assets)	✓	✓
BNY Mellon U.S. Equity Fund			✓	✓	✓[7]	✓	✓
BNY Mellon U.S. Mortgage Fund				✓
BNY Mellon Global Stock Fund			✓	✓	✓	✓	✓
BNY Mellon International Stock Fund			✓	✓	✓	✓	✓

4 For BNY Mellon Active MidCap Fund, BNY Mellon International Core Equity Fund, BNY Mellon International Small Cap Fund, BNY Mellon Select Managers Small Cap Growth Fund, BNY Mellon Select Managers Small Cap Value Fund, BNY Mellon U.S. Equity Fund, BNY Mellon Global Stock Fund and BNY Mellon International Stock Fund, includes short-term U.S. Government securities, bank obligations, repurchase agreements and commercial paper. For funds other than BNY Mellon AMT-Free Municipal Bond Fund, BNY Mellon California AMT-Free Municipal Bond Fund, BNY Mellon High Yield Municipal Bond Fund, BNY Mellon Intermediate Municipal Bond Fund, BNY Mellon Municipal Bond Fund and BNY Mellon New York Tax Exempt Bond Fund, (1) when the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) a fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position. BNY Mellon U.S. Mortgage Fund also may invest in certain money market instruments as part of its investment strategy. When a fund has adopted a temporary defensive position, it may not achieve its investment objective(s).

For BNY Mellon AMT-Free Municipal Bond Fund, BNY Mellon California AMT-Free Municipal Bond Fund, BNY Mellon High Yield Municipal Bond Fund, BNY Mellon Intermediate Municipal Bond Fund, BNY Mellon Municipal Bond Fund and BNY Mellon New York Tax Exempt Bond Fund, from time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch with respect to BNY Mellon California AMT-Free Municipal Bond Fund, BNY Mellon Intermediate Municipal Bond Fund and BNY Mellon Municipal Bond Fund, and not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch with respect to BNY Mellon AMT-Free Municipal Bond Fund, BNY Mellon High Yield Municipal Bond Fund and BNY Mellon New York Tax Exempt Bond Fund; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. For BNY Mellon AMT-Free Municipal Bond Fund, BNY Mellon High Yield Municipal Bond Fund, BNY Mellon Intermediate Municipal Bond Fund and BNY Mellon Municipal Bond Fund, when the fund has adopted a temporary defensive position, including when acceptable Municipal Bonds are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from federal income tax. When BNY Mellon California AMT-Free Municipal Bond Fund or BNY Mellon New York Tax Exempt Bond Fund has adopted a temporary defensive position, including when acceptable California or New

York Municipal Bonds, respectively, are unavailable for investment by the relevant fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from California or New York State and New York City income taxes, respectively. Under normal market conditions, each fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. When a fund has adopted a temporary defensive position, it may not achieve its investment objective(s).

5 BNY Mellon International Core Equity Fund may invest up to 20% of its assets in securities of issuers located in emerging market countries, but no more than 5% of its assets may be invested in issuers located in any one emerging market country.

 BNY Mellon International Small Cap Fund may invest up to 10% of its net assets in securities of issuers located in emerging market countries.

For BNY Mellon Global Stock Fund and BNY Mellon International Stock Fund, the foreign securities in which each fund normally invests are equity securities of foreign companies located in developed markets; however, each fund may invest up to 20% of its net assets in securities of issuers located in emerging market countries.

BNY Mellon Core Plus Fund may invest up to 20% of its net assets in the securities of issuers located in emerging market countries.

6 BNY Mellon New York Tax Exempt Bond Fund may invest up to 20% of the value of its net assets in certain private activity bonds (a type of revenue bond), the income from which is subject to the federal AMT.

7 BNY Mellon U.S. Equity Fund may invest up to 15% of its assets in equity securities of foreign issuers, including those located in emerging market countries.

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange-Traded Notes	MLPs	Futures Transactions	Options Transactions[9]
BNY Mellon Core Plus Fund	✓	✓	✓	✓	✓[8]	✓	✓
BNY Mellon Active MidCap Fund		✓	✓		✓	✓	✓
BNY Mellon AMT-Free Municipal Bond Fund		✓				✓	✓
BNY Mellon California AMT-Free Municipal Bond Fund		✓				✓	✓
BNY Mellon High Yield Municipal Bond Fund		✓				✓	✓
BNY Mellon Intermediate Municipal Bond Fund		✓				✓	✓
BNY Mellon International Core Equity Fund		✓	✓		✓	✓	✓
BNY Mellon International Small Cap Fund		✓	✓		✓	✓	✓
BNY Mellon Municipal Bond Fund		✓				✓	✓
BNY Mellon New York Tax Exempt Bond Fund		✓				✓	✓
BNY Mellon Select Managers Small Cap Growth Fund		✓	✓		✓	✓	✓
BNY Mellon Select Managers Small Cap Value Fund		✓	✓		✓	✓	✓

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange-Traded Notes	MLPs	Futures Transactions	Options Transactions[9]
BNY Mellon U.S. Equity Fund	✓	✓	✓		✓	✓	✓
BNY Mellon U.S. Mortgage Fund		✓				✓	✓
BNY Mellon Global Stock Fund	✓	✓	✓		✓	✓	✓
BNY Mellon International Stock Fund	✓	✓	✓		✓	✓	✓

8 Bonds issued by MLPs.

9 Each of BNY Mellon Active MidCap Fund, BNY Mellon AMT-Free Municipal Bond Fund, BNY Mellon California AMT-Free Municipal Bond Fund, BNY Mellon U.S. Mortgage Fund, BNY Mellon Intermediate Municipal Bond Fund, BNY Mellon Municipal Bond Fund and BNY Mellon New York Tax Exempt Bond Fund (1) is limited to investing 5% of its assets, represented by the premium paid, in the purchase of call and put options and (2) may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.

For BNY Mellon International Core Equity Fund, the fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options.

Fund	Swap Transactions[10]	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments	Participation Notes	Custodial Receipts
BNY Mellon Core Plus Fund	✓	✓	✓	✓	✓	✓
BNY Mellon Active MidCap Fund
BNY Mellon AMT-Free Municipal Bond Fund	✓	✓	✓			✓ (municipal securities only)
BNY Mellon California AMT-Free Municipal Bond Fund	✓	✓	✓			✓ (municipal securities only)
BNY Mellon High Yield Municipal Bond Fund	✓	✓	✓	✓ (structured notes only)		✓ (municipal securities only)
BNY Mellon Intermediate Municipal Bond Fund	✓		✓			✓ (municipal securities only)
BNY Mellon International Core Equity Fund	✓	✓	✓
BNY Mellon International Small Cap Fund	✓	✓	✓
BNY Mellon Municipal Bond Fund	✓		✓			✓ (municipal securities only)
BNY Mellon New York Tax Exempt Bond Fund	✓		✓			✓ (municipal securities only)
BNY Mellon Select Managers Small Cap Growth Fund	✓
BNY Mellon Select Managers Small Cap Value Fund	✓

Fund	Swap Transactions[10]	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments	Participation Notes	Custodial Receipts
BNY Mellon U.S. Equity Fund	✓
BNY Mellon U.S. Mortgage Fund	✓	✓	✓
BNY Mellon Global Stock Fund	✓
BNY Mellon International Stock Fund	✓

10 For BNY Mellon Core Plus Fund and BNY Mellon International Small Cap Fund, includes contracts for difference.

Fund	Foreign Currency Transactions	Commodities	Short-Selling[11]	Lending Portfolio Securities	Borrowing Money[12]
BNY Mellon Core Plus Fund	✓		✓	✓	✓
BNY Mellon Active MidCap Fund	✓		✓	✓	✓
BNY Mellon AMT-Free Municipal Bond Fund			✓	✓	✓
BNY Mellon California AMT-Free Municipal Bond Fund				✓	✓
BNY Mellon High Yield Municipal Bond Fund			✓	✓	✓
BNY Mellon Intermediate Municipal Bond Fund				✓	✓
BNY Mellon International Core Equity Fund	✓		✓	✓	✓
BNY Mellon International Small Cap Fund	✓		✓	✓	✓
BNY Mellon Municipal Bond Fund				✓	✓
BNY Mellon New York Tax Exempt Bond Fund				✓	✓
BNY Mellon Select Managers Small Cap Growth Fund	✓		✓	✓	✓
BNY Mellon Select Managers Small Cap Value Fund	✓		✓	✓	✓
BNY Mellon U.S. Equity Fund	✓			✓	✓
BNY Mellon U.S. Mortgage Fund			✓	✓	✓
BNY Mellon Global Stock Fund	✓			✓	✓
BNY Mellon International Stock Fund	✓			✓	✓

11 BNY Mellon Active MidCap Fund and BNY Mellon AMT-Free Municipal Bond Fund (1) will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets, (2) may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer, and (3) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.

 BNY Mellon High Yield Municipal Bond Fund and BNY Mellon Select Managers Small Cap Value Fund (1) will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets and (2) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.

 BNY Mellon U.S. Mortgage Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets.

 BNY Mellon International Core Equity Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the fund's net assets.

 BNY Mellon Core Plus Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

12 BNY Mellon Active MidCap Fund, BNY Mellon AMT-Free Municipal Bond Fund, BNY Mellon California AMT-Free Municipal Bond Fund, BNY Mellon High Yield Municipal Bond Fund, BNY Mellon Intermediate Municipal Bond Fund, BNY Mellon International Core Equity Fund, BNY Mellon Municipal Bond Fund and BNY Mellon New York Tax Exempt Bond Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

 BNY Mellon Core Plus Fund, BNY Mellon International Small Cap Fund, BNY Mellon Select Managers Small Cap Growth Fund, BNY Mellon Select Managers Small Cap Value Fund, BNY Mellon U.S. Equity Fund, BNY Mellon Global Stock Fund and BNY Mellon International Stock Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes; however, these funds may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

 BNY Mellon U.S. Mortgage Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

Fund	Borrowing Money for Leverage[12]	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Securities
BNY Mellon Core Plus Fund	✓	✓	✓	✓	✓
BNY Mellon Active MidCap Fund			✓		✓
BNY Mellon AMT-Free Municipal Bond Fund			✓		✓
BNY Mellon California AMT-Free Municipal Bond Fund			✓		✓
BNY Mellon High Yield Municipal Bond Fund			✓		✓
BNY Mellon Intermediate Municipal Bond Fund			✓		✓
BNY Mellon International Core Equity Fund			✓		✓
BNY Mellon International Small Cap Fund		✓	✓		✓
BNY Mellon Municipal Bond Fund			✓		✓
BNY Mellon New York Tax Exempt Bond Fund			✓		✓
BNY Mellon Select Managers Small Cap Growth Fund		✓	✓		✓
BNY Mellon Select Managers Small Cap Value Fund		✓	✓		✓

Fund	Borrowing Money for Leverage[12]	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Securities
BNY Mellon U.S. Equity Fund		✓	✓		✓
BNY Mellon U.S. Mortgage Fund	✓	✓	✓	✓	✓
BNY Mellon Global Stock Fund		✓	✓		✓
BNY Mellon International Stock Fund		✓	✓		✓

INVESTMENT RESTRICTIONS

"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.

Fundamental Policies

As a matter of Fundamental Policy, each fund, as indicated, may not:

1. Borrowing

BNY Mellon Active MidCap Fund, BNY Mellon High Yield Municipal Bond Fund, BNY Mellon Select Managers Small Cap Growth Fund, BNY Mellon Select Managers Small Cap Value Fund, BNY Mellon U.S. Equity Fund, BNY Mellon Global Stock Fund and BNY Mellon International Stock Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).

BNY Mellon AMT-Free Municipal Bond Fund, BNY Mellon California AMT-Free Municipal Bond Fund, BNY Mellon International Core Equity Fund, BNY Mellon Municipal Bond Fund, BNY Mellon New York Tax Exempt Bond Fund and BNY Mellon U.S. Mortgage Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

BNY Mellon Intermediate Municipal Bond Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). While borrowings exceed 5% of the fund's total assets, the fund will not make any additional investments. For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on future contracts or indices shall not constitute borrowing.

2. Commodities

BNY Mellon Select Managers Small Cap Growth Fund, BNY Mellon Select Managers Small Cap Value Fund, BNY Mellon U.S. Equity Fund, BNY Mellon Global Stock Fund and BNY Mellon International Stock Fund. Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

BNY Mellon High Yield Municipal Bond Fund. Invest in physical commodities or commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

BNY Mellon International Core Equity Fund. Invest in commodities or commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swaps and other derivatives.

BNY Mellon Core Plus Fund. Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell commodity-linked or index-linked structured notes, commodity-related ETFs or ETNs, options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

BNY Mellon International Small Cap Fund. Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

3. Issuer Diversification

BNY Mellon U.S. Equity Fund, BNY Mellon Global Stock Fund and BNY Mellon International Stock Fund. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation.

BNY Mellon U.S. Equity Fund, BNY Mellon Global Stock Fund and BNY Mellon International Stock Fund. Hold more than 10% of the outstanding voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets.

BNY Mellon Intermediate Municipal Bond Fund and BNY Mellon Municipal Bond Fund. Hold more than 10% of the voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets.

BNY Mellon Intermediate Municipal Bond Fund and BNY Mellon Municipal Bond Fund. Invest more than 5% of its assets in the obligations of any single issuer, except up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitations.

BNY Mellon Active MidCap Fund. Purchase the securities of any issuer (other than a bank) if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer, or invest more than 15% of its assets in the obligations of any one bank, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to such limitations.

BNY Mellon Active MidCap Fund. Purchase the securities of any issuer if such purchase would cause the fund to hold more than 10% of the outstanding voting securities of such issuer. This restriction applies only with respect to 75% of the fund's assets.

BNY Mellon Core Plus Fund, BNY Mellon International Core Equity Fund and BNY Mellon International Small Cap Fund. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S.

Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

(See the end of this section for information regarding issuer diversification requirements applicable to money market funds.)

4. Industry Concentration

BNY Mellon Select Managers Small Cap Value Fund, BNY Mellon U.S. Equity Fund, BNY Mellon Global Stock Fund and BNY Mellon International Stock Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

BNY Mellon International Core Equity Fund and BNY Mellon Select Managers Small Cap Growth Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BNY Mellon AMT-Free Municipal Bond Fund and BNY Mellon Municipal Bond Fund. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an industry.

BNY Mellon Intermediate Municipal Bond Fund. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Bonds and, for temporary defense purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an industry.

BNY Mellon New York Tax Exempt Bond Fund. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an industry.

BNY Mellon California AMT-Free Municipal Bond Fund. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an industry.

BNY Mellon High Yield Municipal Bond Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of Municipal Bonds (other than Municipal Bonds backed only by assets and revenues of non-governmental issuers) and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an industry.

BNY Mellon U.S. Mortgage Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BNY Mellon Active MidCap Fund. Invest more than 25% of its assets in investments in any particular industry or industries, provided that, when the fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, bankers' acceptances of domestic issuers, time deposits and certificates of deposit.

BNY Mellon Core Plus Fund and BNY Mellon International Small Cap Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC. Securities issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities are not considered to be the securities of issuers in a single industry for purposes of this Fundamental Policy.

5. Loans

BNY Mellon AMT-Free Municipal Bond Fund, BNY Mellon California AMT-Free Municipal Bond Fund, BNY Mellon Intermediate Municipal Bond Fund, BNY Mellon Municipal Bond Fund and BNY Mellon New York Tax Exempt Bond Fund. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

BNY Mellon Core Plus Fund and BNY Mellon International Small Cap Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets), and except as otherwise permitted by interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

BNY Mellon Active MidCap Fund, BNY Mellon High Yield Municipal Bond Fund and BNY Mellon International Core Equity Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by the SEC. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

BNY Mellon U.S. Mortgage Fund. Make loans to others, except through the purchase of debt obligations referred to in the prospectus or the entry into repurchase agreements. However, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

BNY Mellon Select Managers Small Cap Growth Fund, BNY Mellon Select Managers Small Cap Value Fund, BNY Mellon U.S. Equity Fund, BNY Mellon Global Stock Fund and BNY Mellon International Stock Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

6. Margin

BNY Mellon AMT-Free Municipal Bond Fund. Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

BNY Mellon Active MidCap Fund. Purchase securities on margin, but the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

BNY Mellon U.S. Mortgage Fund. Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

BNY Mellon International Core Equity Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Fundamental Policy.

7. Real Estate; Oil and Gas

BNY Mellon Core Plus Fund, BNY Mellon High Yield Municipal Bond Fund, BNY Mellon International Small Cap Fund, BNY Mellon Select Managers Small Cap Growth Fund, BNY Mellon Select Managers Small Cap Value Fund, BNY Mellon U.S. Equity Fund, BNY Mellon Global Stock Fund and BNY Mellon International Stock Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

BNY Mellon AMT-Free Municipal Bond Fund, BNY Mellon California AMT-Free Municipal Bond Fund, BNY Mellon Intermediate Municipal Bond Fund, BNY Mellon Municipal Bond Fund and BNY Mellon New York Tax Exempt Bond Fund. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

BNY Mellon U.S. Mortgage Fund. Purchase or sell real estate, REIT securities, commodities, or oil and gas interests, provided that the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or acquire real estate as a result of ownership of such securities or instruments, and provided further that the fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

BNY Mellon Active MidCap Fund. Purchase, hold or deal in commodities or commodity contracts or in real estate, but this shall not prohibit the fund from investing in securities of companies engaged in real estate activities or investments.

BNY Mellon International Core Equity Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs.

BNY Mellon Active MidCap Fund. Invest in interests in oil, gas or mineral exploration or development programs.

8. Senior Securities

BNY Mellon Select Managers Small Cap Growth Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options and other derivative instruments, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

BNY Mellon High Yield Municipal Bond Fund, BNY Mellon International Core Equity Fund, BNY Mellon Select Managers Small Cap Value Fund, BNY Mellon U.S. Equity Fund, BNY Mellon Global Stock Fund and BNY Mellon International Stock Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

BNY Mellon California AMT-Free Municipal Bond Fund, BNY Mellon Intermediate Municipal Bond Fund, BNY Mellon Municipal Bond Fund and BNY Mellon New York Tax Exempt Bond Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Fundamental Policies Nos. 1 and 7 and Nonfundamental Policy No. 3 may be deemed to give rise to a senior security.

BNY Mellon AMT-Free Municipal Bond Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Fundamental Policies Nos. 1 and 7 and Nonfundamental Policies Nos. 3 and 8 may be deemed to give rise to a senior security.

BNY Mellon U.S. Mortgage Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Fundamental Policies Nos. 1, 6 and 7 and Nonfundamental Policy No. 3 may be deemed to give rise to a senior security.

BNY Mellon Core Plus Fund and BNY Mellon International Small Cap Fund. Borrow money or issue any senior security, except to the extent permitted under the 1940 Act.

9. Short Sales

BNY Mellon California AMT-Free Municipal Bond Fund, BNY Mellon Intermediate Municipal Bond Fund and BNY Mellon New York Tax Exempt Bond Fund. Sell securities short or purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

10. Underwriting

BNY Mellon Active MidCap Fund. Act as an underwriter of securities of other issuers.

BNY Mellon AMT-Free Municipal Bond Fund, BNY Mellon California AMT-Free Municipal Bond Fund, BNY Mellon Intermediate Municipal Bond Fund, BNY Mellon Municipal Bond Fund and BNY Mellon New York Tax Exempt Bond Fund. Underwrite the securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

BNY Mellon High Yield Municipal Bond Fund. Act as an underwriter of securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

BNY Mellon U.S. Mortgage Fund. Underwrite the securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

BNY Mellon International Core Equity Fund, BNY Mellon Select Managers Small Cap Growth Fund, BNY Mellon Select Managers Small Cap Value Fund, BNY Mellon U.S. Equity Fund, BNY Mellon Global Stock Fund and BNY Mellon International Stock Fund. Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

BNY Mellon Core Plus Fund and BNY Mellon International Small Cap Fund. Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act in connection with the purchase and sale of portfolio securities.

11. Investing for Control

BNY Mellon Active MidCap Fund. Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

In addition to the Fundamental Policies described above, the following Fundamental Policies also apply to BNY Mellon Active MidCap Fund:

• The fund may not purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the fund's investments in all such companies to exceed 5% of the value of its total assets.

• The fund may not purchase or retain the securities of any issuer if the officers or board members for the fund or of the Manager who individually own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

• The fund may not engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except that the fund (a) may purchase put and call options to the extent that the premiums paid by it on all outstanding options at any one time do not exceed 5% of its total assets and may enter into closing sale transactions with respect to such options and (b) may write and sell covered call option contracts on securities owned by the fund not exceeding 20% of the value of its net assets at the time such option contracts are written. The fund also may purchase call options without regard to the 5% limitation set forth above to enter into closing purchase transactions. In connection with the writing of covered call options, the fund may pledge assets to an extent not greater than 20% of the value of its total assets at the time such options are written.

• The fund may not purchase warrants in excess of 2% of net assets. For purposes of this Fundamental Policy, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the fund in units or attached to securities shall not be included within this 2% restriction.

*****

For purposes of the restriction on industry concentration with respect to BNY Mellon AMT-Free Municipal Bond Fund, BNY Mellon California AMT-Free Municipal Bond Fund, BNY Mellon High Yield Municipal Bond Fund, BNY Mellon Intermediate Municipal Bond Fund, BNY Mellon Municipal Bond Fund and BNY Mellon New York Tax Exempt Bond Fund, to the extent that a Municipal Bond or Municipal Obligation is backed principally by the assets and revenues of non-governmental users, the Municipal Bond or Municipal Obligation will be deemed to be a security of an issuer in the "industry" of that non-governmental user and subject to the industry concentration restriction.

For purposes of the restriction on industry concentration, BNY Mellon Core Plus Fund and BNY Mellon International Small Cap Fund will not invest more than 25% of the fund's respective total assets in securities issued or guaranteed by a foreign government or by a foreign supranational entity.

Money market funds are subject to the requirements of Rule 2a-7 under the 1940 Act, including issuer diversification requirements. These requirements are complex but, generally, immediately after the acquisition of any security:

• a money market fund other than a single state municipal money market fund must not have invested more than (1) 5% of its total assets in securities issued by the issuer of the security and (2) 10% of its total assets in securities issued by or subject to demand features or guarantees from the institution that issued the demand feature or guarantee (a tax exempt fund need only comply with this 10% requirement with respect to 85% of its assets)

• a single state fund must not have invested: (1) with respect to 75% of its total assets, more than 5% of its total assets in securities issued by the issuer of the securities and (2) with respect to 75% of its total assets, more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the institution that issued the demand features or guarantee

The requirements outlined above are subject to a number of qualifications and exceptions.

Unless "net assets" are stated, references to a percentage of the "assets" of a fund included in the Fundamental Policies described above should be considered to mean the "total assets" of that fund.

References to "commodities" or "commodity contracts" in the Fundamental Policies described above are to physical commodities or contracts in respect of physical commodities, typically natural resources or agricultural products, and are not intended to refer to instruments that are strictly financial in nature and are not related to the purchase or delivery of physical commodities.

The funds' Fundamental Policies will be interpreted broadly.  For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time.  When a Fundamental Policy provides that an investment practice may be conducted as permitted by the 1940 Act, this will be interpreted to mean that the investment practice is either (i) expressly permitted by the 1940 Act or (ii) not expressly prohibited by the 1940 Act.

Notwithstanding investments and activities referenced in the Fundamental Policies of any fund, no fund will invest in a manner, or engage in activities, inconsistent with or not permitted by the fund's investment strategy and policies as described in the fund's prospectus and this SAI (and, for money market funds, Rule 2a-7 under the 1940 Act).

Nonfundamental Policies

Each fund, as indicated, may not:

1. Investing for Control

BNY Mellon Core Plus Fund, BNY Mellon International Core Equity Fund, BNY Mellon International Small Cap Fund, BNY Mellon Select Managers Small Cap Growth Fund, BNY Mellon Select Managers Small Cap Value Fund, BNY Mellon U.S. Equity Fund, BNY Mellon Global Stock Fund and BNY Mellon International Stock Fund. Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

BNY Mellon AMT-Free Municipal Bond Fund, BNY Mellon California AMT-Free Municipal Bond Fund, BNY Mellon Intermediate Municipal Bond Fund, BNY Mellon Municipal Bond Fund and BNY Mellon New York Tax Exempt Bond Fund. Invest in companies for the purpose of exercising control.

BNY Mellon High Yield Municipal Bond Fund. Invest in the securities of a company for the purpose of exercising management or control.

2. Margin

BNY Mellon High Yield Municipal Bond Fund, BNY Mellon Select Managers Small Cap Value Fund, BNY Mellon U.S. Equity Fund, BNY Mellon Global Stock Fund and BNY Mellon International Stock Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

BNY Mellon Select Managers Small Cap Growth Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts and other derivative instruments, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

BNY Mellon Core Plus Fund and BNY Mellon International Small Cap Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments, and except that affecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

3. Pledging Assets

BNY Mellon High Yield Municipal Bond Fund, BNY Mellon Select Managers Small Cap Growth Fund, BNY Mellon Select Managers Small Cap Value Fund, BNY Mellon U.S. Equity Fund, BNY Mellon Global Stock Fund and BNY Mellon International Stock Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

BNY Mellon AMT-Free Municipal Bond Fund, BNY Mellon Intermediate Municipal Bond Fund and BNY Mellon Municipal Bond Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

BNY Mellon New York Tax Exempt Bond Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those related to indices, and options on futures contracts or indices.

BNY Mellon California AMT-Free Municipal Bond Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure borrowings for temporary or emergency purposes and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those related to indices, and options on futures contracts or indices.

BNY Mellon U.S. Mortgage Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

BNY Mellon Active MidCap Fund. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options and forward contracts, including those relating to indices, and options on indices.

BNY Mellon Core Plus Fund and BNY Mellon International Small Cap Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to effecting short sales of securities, the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with the entry into options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments.

4. Purchase Securities of Other Investment Companies

BNY Mellon Core Plus Fund, BNY Mellon AMT-Free Municipal Bond Fund, BNY Mellon California AMT-Free Municipal Bond Fund, BNY Mellon Intermediate Municipal Bond Fund, BNY Mellon International Small Cap Fund, BNY Mellon Municipal Bond Fund, BNY Mellon New York Tax Exempt Bond Fund and BNY Mellon U.S. Mortgage Fund. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

BNY Mellon Active MidCap Fund, BNY Mellon High Yield Municipal Bond Fund, BNY Mellon International Core Equity Fund, BNY Mellon Select Managers Small Cap Growth Fund, BNY Mellon Select Managers Small Cap Value Fund, BNY Mellon U.S. Equity Fund, BNY Mellon Global Stock Fund and BNY Mellon International Stock Fund. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

5. Illiquid Investments

BNY Mellon Core Plus Fund, BNY Mellon Active MidCap Fund, BNY Mellon High Yield Municipal Bond Fund, BNY Mellon International Small Cap Fund, BNY Mellon Select Managers Small Cap Growth Fund, BNY Mellon Select Small Cap Value Fund, BNY Mellon U.S. Equity Fund, BNY Mellon U.S. Mortgage Fund, BNY Mellon Global Stock Fund and BNY Mellon International Stock Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

BNY Mellon California AMT-Free Municipal Bond Fund, BNY Mellon Intermediate Municipal Bond Fund, BNY Mellon Municipal Bond Fund and BNY Mellon New York Tax Exempt Bond Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the fund's prospectus, and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature described in the fund's prospectus on less than seven days' notice and as to which there is no secondary market) if, in the aggregate, more than 15% of its net assets would be so invested.

BNY Mellon AMT-Free Municipal Bond Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature described in the fund's prospectus on less than seven days' notice and as to which there is no secondary market), if, in the aggregate, more than 15% of its net assets would be so invested.

BNY Mellon International Core Equity Fund. Invest more than 15% of its net assets in securities which are illiquid.

6. Short Sales

BNY Mellon Municipal Bond Fund. Sell securities short or purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

7. Investment in Other than Municipal Bonds or Obligations

BNY Mellon AMT-Free Municipal Bond Fund, BNY Mellon California AMT-Free Municipal Bond Fund, BNY Mellon Intermediate Municipal Bond Fund, BNY Mellon Municipal Bond Fund and BNY Mellon New York Tax Exempt Bond Fund. Purchase securities other than Municipal Bonds and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the fund's prospectus.

8. Puts/Calls

BNY Mellon AMT-Free Municipal Bond Fund. Purchase, sell or write puts, calls or combinations thereof, except as described in the fund's prospectus and SAI.

9. Other

BNY Mellon U.S. Mortgage Fund. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

With respect to BNY Mellon Active MidCap Fund, while not a Fundamental Policy, the fund will not invest in oil, gas, and other mineral leases, or real estate limited partnerships.

With respect to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act. With respect to the funds' policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of a fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess. In addition, with respect to the funds' policies pertaining to purchasing illiquid investments, if a fund's investment in illiquid investments exceeds the applicable percentage limitation as a result of a change in values or assets, the fund may not add to its illiquid investments and must take action to bring its illiquid investments back within the limit within a reasonable period of time.

BNY Mellon Core Plus Fund, BNY Mellon International Core Equity Fund, BNY Mellon International Small Cap Fund, BNY Mellon Select Managers Small Cap Growth Fund, BNY Mellon Select Managers Small Cap Value Fund, BNY Mellon U.S. Equity Fund, BNY Mellon Global Stock Fund and BNY Mellon International Stock Fund have adopted policies prohibiting them from operating as funds-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Fundamental and Nonfundamental Policies Related to Fund Investment Objectives, Diversification and Names

Investment Objective(s) and Diversification Classification. Each fund's investment objective(s) is disclosed in its prospectus. A fund's investment objective(s) may be either a Fundamental Policy (may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act)) or a

Nonfundamental Policy (may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy).

Each fund is classified as either "diversified" or "non-diversified" under the 1940 Act. A fund may not change from "diversified" to "non-diversified" without the approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act).

The following chart indicates, for each fund, whether its investment objective(s) is a Fundamental Policy or Nonfundamental Policy and whether the fund is diversified or non-diversified.

Fund	Investment Objective(s) a Fundamental or Nonfundamental Policy	Classification as Diversified or Non-Diversified

BNY Mellon Core Plus Fund	Fundamental	Diversified
BNY Mellon Active MidCap Fund	Nonfundamental	Diversified
BNY Mellon AMT-Free Municipal Bond Fund	Fundamental	Non-diversified
BNY Mellon California AMT-Free Municipal Bond Fund	Fundamental	Non-diversified
BNY Mellon High Yield Municipal Bond Fund	Fundamental	Non-diversified
BNY Mellon Intermediate Municipal Bond Fund	Fundamental	Diversified
BNY Mellon International Core Equity Fund	Nonfundamental	Diversified
BNY Mellon International Small Cap Fund	Nonfundamental	Diversified
BNY Mellon Municipal Bond Fund	Fundamental	Diversified
BNY Mellon New York Tax Exempt Bond Fund	Fundamental	Non-diversified
BNY Mellon Select Managers Small Cap Growth Fund	Nonfundamental	Non-diversified
BNY Mellon Select Managers Small Cap Value Fund	Nonfundamental	Non-diversified
BNY Mellon U.S. Equity Fund	Nonfundamental	Diversified
BNY Mellon U.S. Mortgage Fund	Fundamental	Diversified
BNY Mellon Global Stock Fund	Nonfundamental	Diversified
BNY Mellon International Stock Fund	Nonfundamental	Diversified

Names. Each of the following funds invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes (for funds that may borrow for investment purposes), in the instruments described below (or, notwithstanding anything in the prospectus to the contrary, other instruments with similar economic characteristics). Each fund has either (1) adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets ("80% Test") or (2) adopted the 80% Test as a Fundamental Policy, as indicated below.

Fund	80% Test	Fundamental Policy?
BNY Mellon Active MidCap Fund	Stocks of midsize companies	No
BNY Mellon AMT-Free Municipal Bond Fund	Municipal Bonds	Yes
	Municipal Bonds that provide income exempt from the AMT	No
BNY Mellon High Yield Municipal Bond Fund BNY Mellon Intermediate Municipal Bond Fund BNY Mellon Municipal Bond Fund	Municipal Bonds	Yes (all funds)

Fund	80% Test	Fundamental Policy?
BNY Mellon California AMT-Free Municipal Bond Fund	California Municipal Bonds	Yes

California Municipal Bonds that provide income exempt from the AMT (i.e., such Municipal Bonds must be both (1) California Municipal Bonds and (2) Municipal Bonds that provide income exempt from the AMT)

No
BNY Mellon International Core Equity Fund	Equity securities of companies located in foreign countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE®) Index and Canada.	No
BNY Mellon International Small Cap Fund	Common stocks and other equity securities of small cap foreign companies	No
BNY Mellon New York Tax Exempt Bond Fund	New York Municipal Bonds	Yes
BNY Mellon Select Managers Small Cap Growth Fund BNY Mellon Select Managers Small Cap Value Fund	Stocks of small cap companies	No
BNY Mellon U.S. Equity Fund	Equity securities of companies that are located in the U.S.	No
BNY Mellon U.S. Mortgage Fund	U.S. mortgage-related securities	No*
BNY Mellon Global Stock Fund BNY Mellon International Stock Fund	Stocks	No

* As a Fundamental Policy, the fund will invest at least 65% of its net assets (except when maintaining a temporary defensive position) in Ginnie Maes.

DIVIDENDS AND DISTRIBUTIONS

BNY Mellon AMT-Free Municipal Bond Fund, BNY Mellon California AMT-Free Municipal Bond Fund, BNY Mellon High Yield Municipal Bond Fund, BNY Mellon Intermediate Municipal Bond Fund, BNY Mellon Municipal Bond Fund and BNY Mellon New York Tax Exempt Bond Fund.

Each fund ordinarily declares dividends from its net investment income on each business day (a day the fund calculates its NAV), which is every day the NYSE is open for regular business

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE

Each fund is an open-end management investment company. Listed below are the forms of organization of each fund company, its corresponding fund series (if any) and the dates of organization . The fund companies (in bold) listed below are either Maryland corporations or Massachusetts business trusts. If one or more funds are listed in italics thereunder, then such fund company is a "series" company, and investments are made through, and shareholders invest in, the fund series shown. References in this SAI to a "fund" generally refer to the series of a series company; if no such funds are listed under a bold fund company name, then it is not organized as a series company and the term "fund" refers to such fund company.

Name	State of Organization	Date of Organization*
BNY Mellon Absolute Insight Funds, Inc.	Maryland	December 8, 2014
BNY Mellon Core Plus Fund

Name	State of Organization	Date of Organization*
BNY Mellon Municipal Bond Funds, Inc.	Maryland	July 12, 1976
BNY Mellon Municipal Bond Fund
BNY Mellon Intermediate Municipal Bond Fund, Inc.	Maryland	April 21, 1983
BNY Mellon Municipal Funds, Inc.	Maryland	August 8, 1991
BNY Mellon AMT-Free Municipal Bond Fund
BNY Mellon High Yield Municipal Bond Fund
BNY Mellon New York Tax Exempt Bond Fund, Inc.	Maryland	April 26, 1983
BNY Mellon California AMT-Free Municipal Bond, Inc.	Maryland	May 3, 1983
BNY Mellon U.S. Mortgage Fund, Inc.	Maryland	January 24, 1985
BNY Mellon Stock Funds	Massachusetts	July 24, 1995
BNY Mellon International Core Equity Fund
BNY Mellon International Small Cap Fund
BNY Mellon Strategic Funds, Inc.	Maryland	December 9, 1983
BNY Mellon Active MidCap Fund
BNY Mellon Select Managers Small Cap Growth Fund
BNY Mellon Select Managers Small Cap Value Fund
BNY Mellon U.S. Equity Fund
BNY Mellon Global Stock Fund
BNY Mellon International Stock Fund

* As a result of legal requirements relating to the formation of Massachusetts business trusts, there may have been a significant period of time between the dates of organization and commencement of operations for funds organized in this structure, during which time no business or other activities were conducted.

CERTAIN EXPENSE ARRANGEMENTS AND OTHER DISCLOSURES

BNY Mellon AMT-Free Municipal Bond Fund. The Manager has agreed that if in any fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

BNY Mellon Active MidCap Fund and BNY Mellon California AMT-Free Municipal Bond Fund. The Manager has agreed that if in any fiscal year the aggregate expenses of Class A shares of BNY Mellon Active MidCap Fund or Class Z shares of BNY Mellon California AMT-Free Municipal Bond Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the fund's average net assets attributable to such share class for the fiscal year, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, reconciled and effected or paid, as the case may be, on a monthly basis.

BNY Mellon U.S. Mortgage Fund and BNY Mellon Municipal Bond Fund. The Manager has agreed that if in any fiscal year the aggregate expenses of the fund (Class Z shares only, for BNY Mellon U.S. Mortgage Fund), exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the fund's average net assets for the fiscal year (Class Z shares only, for BNY Mellon U.S. Mortgage Fund), the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis.

BNY Mellon Intermediate Municipal Bond Fund and BNY Mellon New York Tax Exempt Bond Fund. The Manager has agreed that if in any fiscal year the aggregate expenses of a fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of such fund's average net assets for the fiscal year, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, the excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

ADMINISTRATION ARRANGEMENTS

BNY Mellon International Core Equity Fund. Pursuant to an Administration Agreement with the fund, BNYM Investment Adviser supplies office facilities, data processing, clerical, accounting, bookkeeping, internal audit, legal services, internal executive and administrative services, and stationary and office supplies; prepares reports to the fund's shareholders, tax returns, reports to and filings with the SEC and state Blue Sky authorities; and calculates the net asset value of the fund's shares. For these services BNYM Investment Adviser receives fees at an annual rate of 0.10% of the fund's average daily net assets.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proskauer Rose LLP, Eleven Times Square, New York, New York 10036, serves as counsel to the funds and to the Independent Board Members.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the specified state or states (each, the "State" or the "Commonwealth") and various local agencies available as of the date of this SAI. While the relevant fund(s) have not independently verified this information, the fund(s) have no reason to believe that such information is not correct in all material respects.

California

COVID-19

In March 2020, as a result of the COVID-19 pandemic, the State issued an order directing all residents to heed current State public health directives to stay at their residence except as needed to continue operations of infrastructure during the pandemic. On May 8, 2020, California began phased re-opening of low risk businesses. Higher risk businesses were allowed to re-open on June 12, 2020. As cases began to surge in the second half of June, the Governor released guidance for high risk counties to close bars and indoor operations in certain business sectors on July 1, 2020, and on July 13, 2020, all high risk indoor activities and businesses were closed indefinitely.

The severe drop in economic activity has resulted in a recession and has had immediate, negative effects on State revenues, affecting Fiscal Year 2019-20 and likely several fiscal years beyond, depending on the pace of recovery of local, state and national economies. The Department of Finance is developing economic forecast and revenue estimates, but the unprecedented and ongoing nature of COVID-19 significantly complicates its ability to make such forecasts. Depending on the length and breadth of the impacts of COVID-19, the economic costs could be very significant for California's economy.

General Information

California's economy, the nation's largest and one of the largest and most diverse in the world, has major sectors in high technology, trade, entertainment, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. In 2019, California's estimated population reached nearly 40.0 million residents, approximately 12.0% of the national population.

The State entered Fiscal Year 2019-20 with historic levels of reserves, having repaid billions of dollars in borrowings and deferrals that were accumulated to balance budgets as a result of the severe recession in 2009. The State General Fund has been materially adversely affected by the health-related and economic impacts of the COVID-19 pandemic. As of December 2019, California's gross domestic product had reached nearly $3.2 trillion, an increase of 4.3% over the prior twelve-month period. In January 2020, the State posted its lowest unemployment rate since 1976, at 3.9%. By March 2020, that rate had increased to 5.5% and with the COVID-19 pandemic, had increased to 14.9% by June 2020 and was at 11.0% in September 2020.

In addition to the risks associated with the COVID-19 pandemic, there remain a number of budget risks that threaten the State's financial condition, including potentially unfavorable changes to federal fiscal policies, the uncertain impact of the recent changes in federal tax law and significant unfunded liabilities of the State's two main retirement systems.

State Indebtedness and Other Obligations

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes ("RANs") and revenue anticipation warrants ("RAWs"). State agencies and authorities also can issue revenue obligations for which the State General Fund has no liability.

General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary.

General obligation bond acts provide that debt service on such bonds shall be appropriated annually from the State General Fund and all debt service on general obligation bonds is paid from the State General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the State General Fund after the application of monies in the State General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of July 1, 2020, the State had approximately $80.4 billion of outstanding general obligation bonds and lease revenue bonds payable principally from the State General Fund or from lease payments. As of July 1, 2020, there were approximately $31.9 billion of authorized and unissued long-term voter-approved general obligation bonds which, when issued, will be payable principally from the State General Fund and approximately $7.6 billion of authorized and unissued lease-revenue bonds. The State is permitted to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. As of July 1, 2020, the State had outstanding approximately $1.2 billion in variable rate general obligation bonds, representing about 4.4% of the State's total outstanding general obligation bonds as of that date.

Commercial Paper Program. General obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. As of July 1, 2020, a total of approximately $2.3 billion principal amount of commercial paper had been authorized under agreements with various banks.

Bank Arrangements. In connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. As of October 1, 2020, the State had a total par amount of nearly $4.0 billion of bank arrangements outstanding.

Lease-Revenue Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue obligations. Under these arrangements, the State Public Works Board ("SPWB"), another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to a State agency, the California State University System ("CSU") or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. Certain of the lease-revenue financings are supported by special funds rather than the State General Fund. The State had approximately $8.5 billion in State General Fund-supported lease-revenue obligations outstanding as of July 1, 2020. There were approximately $7.6 billion in authorized and unissued lease-revenue bonds as of July 1, 2020.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the State General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the State General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $68.7 billion aggregate principal amount of outstanding revenue bonds and notes as of June 30, 2020, which are non-recourse to the State General Fund.

Build America Bonds. In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act ("ARRA"), which allowed municipal issuers such as the State to issue "Build America Bonds" ("BABs") for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but pursuant to ARRA the U.S. Treasury was to repay the issuer an amount equal to 35% of the interest cost on any BABs issued during 2009 and 2010. The BAB subsidy payments from general obligation bonds are State General Fund revenues to the State, while subsidy payments for lease-revenue bonds are deposited into a fund which is made available for any lawful purpose. Between April 2009 and through December 2010, the State issued a significant amount of BABs, including $13.5 billion of general obligation bonds and $551 million of lease revenue bonds (of which $150 million were redeemed in November 2013). The aggregate amount of the subsidy payments to be received through the maturity of these bonds (mostly 20 to 30 years) is approximately $5.43 billion for the general obligation BABs and $123.3 million for the lease-revenue BABs. On March 1, 2013, the BAB subsidy payments were reduced as part of a government-wide "sequestration" of expenditures. The reduction of the BAB subsidy payment is presently scheduled to continue until 2025, although the U.S. Congress can terminate or modify it sooner, or extend it. None of the BAB subsidy payments are pledged to pay debt service, so this reduction does not affect the State's ability to pay all of its general obligation and lease revenue BABs on time nor have any material impact on the State General Fund. On April 13, 2020, the State redeemed approximately $1 billion of BABs.

Tobacco Settlement Revenue Bonds. In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers (the "PMs"), in which the participating manufacturers agreed to make payments to the State in perpetuity. Under a separate memorandum of understanding, half of the money is paid to the State and half to certain local governments, subject to adjustments. In 2002, the State established a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues. Legislation in 2003 authorized a credit enhancement mechanism that required the Governor to request an appropriation from the State General Fund in the annual budget act for payment of debt service and other related costs in the event tobacco settlement revenues are insufficient.

This credit enhancement mechanism only applies to certain tobacco settlement bonds issued in 2005, 2013, 2015 and 2018 with an outstanding principal amount of approximately $2.0 billion (the "enhanced bonds"). The enhanced bonds are neither general nor legal obligations of the State. However, as described above, the State committed to request the Legislature for a State General Fund appropriation in the event there are insufficient tobacco settlement revenues to pay debt service with respect to the enhanced bonds, and certain other available amounts, including the reserve fund for the enhanced bonds, are depleted. This appropriation has been requested and approved by the Legislature but use of the appropriated moneys has never been required. Draws on the reserve fund for the enhanced bonds in the amount of approximately $7.94 million were used to make required debt service payments on the 2005 bonds in 2011 and 2012. In April 2013, the reserve fund was replenished in full from tobacco revenues. As of July 1, 2020, the balance of the reserve fund for the enhanced bonds is $146.8 million. If, in any future year tobacco settlement revenues are less than required debt service payments on the enhanced bonds in such year, additional draws on the reserve fund will be required and at some point in the future the reserve fund may become fully depleted. The State is not obligated to replenish the reserve fund from the State General Fund, or to request an appropriation to replenish the reserve fund.

Future Issuance Plans. The 2019 Budget Act assumed that approximately $4.8 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $783 million of new lease-revenue bonds were expected to be issued in that fiscal year. With the continued issuance of authorized but unissued new bond sales to occur in the future, the ratio of debt service on general obligation and lease-revenue supported by the State General Fund, to annual State General Fund revenues and transfers, can be expected to fluctuate in future years. The State General Fund debt ratio is estimated to equal approximately 6.16% in Fiscal Year 2020-21 and 6.56% in Fiscal Year 2021-22.

Cash Flow Borrowings and Management. The majority of State General Fund revenues are received in the latter part of the State's fiscal year, whereas State General Fund expenditures occur more evenly throughout the fiscal year. The State's cash flow management program customarily addresses this timing difference by making use of internal borrowing by the State General Fund from special funds and by issuing short-term notes in the capital markets when necessary. Since June 2008, the State General Fund has typically ended each fiscal year with a net borrowing from these special funds. External borrowing is typically done with RANs that are payable not later than the last day of the fiscal year in which they are issued. Prior to Fiscal Year 2015-16, the State has issued RANs in all but one fiscal year since the mid-1980s; such RANs have always been paid at maturity. Due to impacts of the COVID-19 pandemic, no RANs were issued in Fiscal Year 2019-20 or are planned for Fiscal Year 2020-21. RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any unapplied revenues in the State General Fund on their maturity date, subject to the prior application of such money in the State General Fund to pay certain priority payments in the general areas of education, general obligation debt service, public safety programs, State employee wages and benefits and other specified State General Fund reimbursements.

Updated cash flow projections are based on currently available information, such as assumptions relating to the impact of the COVID-19 pandemic on the Sate's expenditures and revenues, including the delayed deadlines for the filing and payment of income tax, sales and use tax and corporation tax to July 15, 2020. Based on such assumptions, the cash flow projections indicate that the State will have approximately $9 billion in available cash and unused internal borrowable resources at the end of each month of the current fiscal year. If it appears that cash resources may become inadequate, including the goal of maintaining a projected cash reserve of at least $2.5 billion, the State will consider the use of other cash management techniques.

Ratings. The current ratings of the State's general obligation bonds are "Aa2" from Moody's, "AA" from Fitch and "AA-" from S&P.

State Funds and Expenditures

The Budget and Appropriations Process. The State's fiscal year begins on July 1 and ends on June 30. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year. Under State law, the annual proposed budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the proposed budget, the Legislature takes up the proposal. The voter-approved Balanced Budget Amendment of 2004 ("Proposition 58") requires the State to adopt and maintain a balanced budget and establish an additional reserve, and restricts future long-term deficit-related borrowing. Proposition 58 also provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall.

The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. Pursuant to Proposition 25, enacted on November 2, 2010, and effective immediately, the Budget Act (or other appropriation bills and "trailer bills" which are part of a budget package) must be approved by a majority vote of each House of the Legislature. (This was a reduction from a requirement for a two-thirds vote.) The Governor may reduce or eliminate specific line items in the Budget Act or other bills that amend the Budget Act without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or by the State Constitution. Funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

The State General Fund. The monies of the State are segregated into the State General Fund and over 1,000 other funds, including special, bond, federal and other funds. The State General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The State General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The State General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties. The Special Fund for Economic Uncertainties ("SFEU") is funded with State General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State to the State General Fund as necessary to meet cash needs of the State General Fund. The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the State General Fund. At the end of each fiscal year, the State is required to transfer from the SFEU to the State General Fund any amount necessary to eliminate any deficit in the State General Fund. In certain circumstances, monies in the SFEU may be used in connection with disaster relief. On March 25, 2020, the State transferred a balance of $1.3 billion to a subaccount of SFEU to support efforts against the COVID-19 outbreak. For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the State General Fund. For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the State General Fund so as to show the total monies then available for State General Fund purposes.

The Budget Stabilization Account. Proposition 58 created the BSA in 2004 as a secondary budgetary reserve and established the process for transferring State General Fund revenues to the BSA. In Fiscal Year 2014-15, $1.6 billion was transferred from the State General Fund to the BSA under the provisions of Proposition 58 (the balance in the BSA was $0 from Fiscal Year 2008-09 until Fiscal Year 2014-15). Beginning in Fiscal Year 2015-16, the provisions of Proposition 58 are superseded by Proposition 2, which provides for a stronger rainy day fund that requires both paying down liabilities and saving for a rainy day by making specified deposits into the BSA. Proposition 2 takes into account the State's heavy dependence on the performance of the stock market and the resulting capital gains.

Due to the COVID-19 pandemic, it is expected that conditions would allow for funds in the BSA to be returned to the State General Fund for appropriation, as well as to suspend or reduce required transfers to the BSA. The 2020 Budget Act suspends the Fiscal Year 2020-21 deposit into the BSA and withdraws $7.8 billion, leaving a balance of $8.3 billion in the BSA for use in future years.

Inter-Fund Borrowings. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the State General Fund. If State General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the State General Fund. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the State General Fund to do so. Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds. As of June 30, 2019, there was $0 in loans from the SFEU and other internal sources to the State General Fund. Such loans were projected to total approximately $1.4 billion as of June 30, 2020.

State Expenditures

State Appropriations Limit. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes. There are other various types of appropriations excluded from the Appropriations Limit and it may be exceeded in cases of emergency. The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers. The Department of Finance projects appropriations subject to limitation to be approximately $8.9 billion and $24.7 billion under the Appropriations Limit in Fiscal Years 2019-20 and 2020-21, respectively.

Pension Trusts. The principal retirement systems in which the State participates are the California Public Employees' Retirement System ("CalPERS") and the California State Teachers' Retirement System ("CalSTRS"). CalPERS administers the Public Employees' Retirement Fund ("PERF"), which is a multiple-employer defined benefit retirement fund. In addition to PERF, CalPERS also administers various other defined benefit plans. As of June 30, 2019, CalPERS had 371,420 active and inactive program members and 623,863 total members. The State's contribution to PERF has increased from $5.38 billion in Fiscal Year 2016-17 to an estimated $6.66 billion in Fiscal Year 2019-20 and $6.99 billion for Fiscal Year 2020-21.

The obligation of the State to make payments to CalPERS and CalSTRS to fund retirement benefits constitutes a significant financial obligation. CalPERS and CalSTRS each face unfunded future liabilities of tens of billions of dollars. The 2019-20 Governor's Budget reflects changes in actuarial assumptions made by CalPERS and CalSTRS that significantly increase the pension contributions required from the State General Fund. The CalPERS Board recently reduced the actuarial annual investment earnings assumption from 7.50% to 7.0%, phased in over three fiscal years (Fiscal Years 2017-18 through 2019-20). Similarly, the CalSTRS Board reduced its actuarial annual investment earnings assumption to 7.0% over two fiscal years (Fiscal Years 2017-18 and 2018-19). Those actions increased required State contributions and retirement-related costs payable from the State General Fund are expected to continue to increase in the foreseeable future. CalPERS projects a 4.7% net return on investment for Fiscal Year 2019-20. CalSTRS projected a 3.9% return on investments for Fiscal Year 2019-20. These returns are below the systems' actuarially assumed 7% rate of return. It is not known how significantly the recession triggered by the COVID-19 pandemic will impact returns in the future.

The State General Fund contributions to CalPERS and CalSTRS are approximately $3.8 billion and $3.3 billion, respectively, for Fiscal Year 2019-20. The State General Fund contributions to CalPERS and CalSTRS are approximately $4.0 billion and $3.4 billion, respectively, for Fiscal Year 2020-21. The 2019 Budget Act provided for multiple supplemental pension payments, which are forecasted to result in approximately $3.3 billion in savings over the next three decades.

CalSTRS administers an employee benefit trust fund created to administer the State Teachers' Retirement Plan ("STRP"). STRP is a cost-sharing, multi-employer, defined benefit plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system. As of June 30, 2019, the STRP's defined benefit program included 1,778 contributing employers, 656,050 active and inactive program members and 964,572 total members. According to CalSTRS, the biggest source of funding of STRP's defined benefit program is investment returns, and in calculating the actuarial value of assets, contributions for the past year are added to the actuarial value of assets at the end of the prior year; benefits and expenses are subtracted; an assumed rate of return is added and a portion of market value gains and losses are added or subtracted. The assumed investment rate of return on STRP's defined benefit program assets (net of investment and administrative expenses) and the assumed interest to be paid on refunds of member accounts are based in part on an inflation assumption of 2.75%.

Health and Human Services. The State provides welfare benefits to certain adults and children living in California. These benefits generally take the form of cash payments to beneficiaries or programs pursuant to which beneficiaries receive food or employment assistance. Many of these programs are funded with a combination of federal, State and local funds. The federal government pays a substantial portion of welfare benefit costs, subject to a requirement that states provide significant matching funds. Federal law imposes detailed eligibility and programmatic requirements in order for states to be entitled to receive federal funds. Federal law also imposes time limits on program availability for individuals and establishes certain work requirements. The primary federal law establishing funding and eligibility standards is The Personal Responsibility and Work Opportunity Reconciliation Act of 1996. Significant elements of this law include the Temporary Assistance for Needy Families ("TANF"), a block grant allocation from the federal government, and the Supplemental Nutrition Assistance Program at the federal level (referred to as "CalFresh" in California). The California Work Opportunity and Responsibility to Kids ("CalWORKs") contains time limits on receipt of welfare aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. The CalWORKs caseload in Fiscal Years 2018-19 and 2019-20 totaled 383,360 and 412,300, respectively. The caseload is projected to be 586,962 for Fiscal Year 2020-21.

The State receives an annual TANF block grant of $3.7 billion from the federal government. In order to qualify for TANF funds, the State must satisfy certain required expenditures, currently totaling $2.9 billion, which are referred to as "Maintenance of Effort" or "MOE." Under federal law, the State also is required to demonstrate a 50% work participation rate among all TANF-aided families and a 90% work participation rate among two-parent families. The federal government determined that the State failed to meet these requirements for federal fiscal years 2008 through 2018, and the State was therefore subject to $1.8 billion in total penalties. The federal government waived $587 million in penalties for federal fiscal years 2008 through 2011 and recalculated the State's penalties for federal fiscal years 2012 through 2015 to $758 million. The federal government determined the State failed to meet the two-parent rate in federal fiscal years 2016 through 2018, resulting in $786 million in total penalty liability. The State expects to continue to fail the two-parent participation rate, which will result in annual penalties of approximately $7 million. The earliest the assessed penalties would be imposed is federal fiscal year 2021.

Health Care. Medi-Cal, the State's Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Federal law requires Medi-Cal to provide a set of basic services and federal matching funds are available if the State chooses to provide any of numerous optional benefits. The federal government pays for half of the cost of providing standard program benefits. Medi-Cal serves approximately one-third of all Californians. The increase in Medi-Cal caseload and expenditures since Fiscal Year 2014-15 is largely due to implementation of federal health care reform. Average monthly caseload for Fiscal Year 2019-20 is estimated to be 12.8 million. However, due to the COVID-19 pandemic and its economic impacts, the 2020 Budget Act estimates average monthly caseload will increase to 13 million in Fiscal Year 2020-21, with caseload peak at 14.5 million in July 2020. Medi-Cal expenditures totaled $99.5 billion ($22.7 billion from the State General Fund) in Fiscal Year 2019-20, and are estimated to be $115.4 billion ($23.6 billion from the State General Fund) in Fiscal Year 2020-21.

Local Governments. The primary units of local government in the State are the 58 counties, which are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are nearly 500 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of Proposition 13 in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010, dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change related to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax that they receive. This worked to the benefit of local governments because the annual backfill amount increased in proportion to the growth in property tax revenues, which has historically grown at a generally higher rate than VLF revenues. This arrangement continues without change in Fiscal Year 2020-21.

Proposition 98. In 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education primarily by guaranteeing K-14 schools a minimum share of State General Fund revenues. Proposition 98 (as modified by Proposition 111 in 1990), guarantees K-14 schools a certain variable percentage of State General Fund revenues, based on certain factors including cost of living adjustments, enrollment and per capita income and revenue growth.

Although the Constitution requires a minimum level of funding for education, the State provides more or less than the minimum guarantee. If the State provides more than is required, the minimum guarantee is increased on an ongoing basis. If the State provides less than required, the minimum guarantee must be suspended in statute with a two-thirds vote of Legislature. The 2020 Budget Act estimates the Proposition 98 minimum guarantee to be $70.9 billion in Fiscal Year 2020-21, a decrease of $10.1 billion to the amount assumed for Fiscal Year 2019-20 in the 2019 Budget Act, primarily due to the economic impacts of the COVID-19 pandemic. The State General Fund share of the minimum guarantee is $45.1 billion.

Constraints on the Budget Process. Over the years, a number of laws and Constitutional amendments have been enacted which have reduced the State's budgetary flexibility by making it more difficult for the State to raise taxes or restricting or earmarking the use of tax revenues. More recently, a new series of Constitutional amendments have affected the budget process.

Proposition 58 (Balanced Budget Amendment of 2004). Proposition 58 required the State to enact a balanced budget, establish a special reserve in the State General Fund and restricts future borrowing to cover budget deficits. Proposition 58 also required the establishment of the BSA, which is generally funded by annual transfers of specified amounts from the State General Fund, and also prohibited certain future borrowing to cover budget deficits. The provisions of Proposition 58 were superseded by Proposition 2, which went into effect in Fiscal Year 2015-16.

Local Government Finance (Proposition 1A of 2004). Proposition 1A amended the State Constitution to reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates.

Local Government Funds (Proposition 22 of 2010). Proposition 22, which supersedes some parts of Proposition 1A, prohibits any future action by the Legislature to take, reallocate or borrow money raised by local governments for local purposes, and also prohibits changes in the allocation of property taxes among local governments designed to aid State finances. Proposition 22 also supersedes Proposition 1A in that it prohibits the State from borrowing sales taxes or excise taxes on motor vehicle fuels or changing the allocations of those taxes among local governments except pursuant to specified procedures involving public notices and hearings.

Increases in Taxes or Fees (Proposition 26 of 2010). Proposition 26 revised provisions in the State's Constitution dealing with tax increases. The measure specifies that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the prior practice where a tax increase coupled with a tax reduction is treated as being able to be adopted by majority vote. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring two-thirds vote. Finally, any tax or fee adopted after January 1, 2010 with a majority vote which would have required a two-thirds vote if Proposition 26 were in place would be repealed after one year from the election date unless readopted by the necessary two-thirds vote.

The Schools and Local Public Safety Protection Act of 2012 (Proposition 30). Proposition 30 provided temporary increases in personal income tax rates for high-income taxpayers and a temporary increase in the State sales tax rate, and specified that the additional revenues will support K-14 public schools and community colleges as part of the Proposition 98 guarantee. Proposition 30 also placed into the State Constitution the current statutory provisions transferring 1.0625% of the State sales tax to local governments to fund the "realignment" program for many services including housing criminal offenders.

The California Children's Education and Health Care Protection Act of 2016 (Proposition 55). On December 31, 2016, the sales tax provisions of Proposition 30 expired and the personal income tax rates for high-income taxpayers was extended through tax year 2030 by Proposition 55. Under specified conditions, beginning in Fiscal Year 2018-19, Proposition 55 authorizes the use of up to $2 billion in a fiscal year from these revenues for health care.

The California Clean Energy Jobs Act (Proposition 39). Proposition 39 amended state statutes governing corporation taxes by reversing a provision adopted in 2009 giving corporations an option on how to calculate the portion of worldwide income attributable to California. By requiring corporations to base their state tax liability on sales in California, it is estimated that State revenues for the current fiscal year are about $1 billion higher than they would be absent this proposition.

The Rainy Day Fund (Proposition 2). In November 2014, voters approved Proposition 2, which amended Proposition 58's required BSA to build a stronger "rainy day" reserve while requiring accelerated debt payment. Proposition 2 provides that, beginning in Fiscal Year 2015-16, 50% of the sum of 1.5% of estimated annual State General Fund revenues and capital gains revenues over 8% of State General Fund tax proceeds (not required to fund Proposition 98) is transferred into the BSA no later than October 1 of each fiscal year unless the transfer is suspended or reduced. For the first 15 years, the remaining 50% will be used for supplemental debt payments and other specified long term liabilities.

State General Fund Revenues. State General Fund revenues in Fiscal Year 2020-21 are projected to total $129.9 billion. Of this amount, personal income tax accounts for $77.6 billion (60%), sales and use tax accounts for $20.6 billion (16%), and corporation tax accounts for $16.5 billion (13%). After anticipated transfers from the BSA, revenues are estimated to total $137.8 billion.

Proposition 30 provides for an increase in the personal income tax rate of 1.0% for joint filing taxpayers with income above $500,000 and equal to or below $600,000; 2.0% increase for incomes above $600,000 and equal to or below $1,000,000; and 3.0% increase for incomes above $1,000,000. Tax rates for single filers start at incomes one half those for joint filers. The brackets for these higher rates are indexed for inflation each year. The additional revenue from the addition of the three new tax brackets is estimated to be $5.9 billion in Fiscal Year 2020-21 and $5.7 billion in Fiscal Year 2021-22.

Special Fund Revenues. The State Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income: (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco products; (ii) charges for special services to specific functions, including such items as business and professional license fees; and (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties). Motor vehicle related taxes and fees were projected to account for approximately 32% of all special fund revenues in Fiscal Year 2019-20. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and VLFs. In Fiscal Year 2020-21, $18.2 billion is projected to come from the ownership or operation of motor vehicles.

State Economy and Finances

Budget Risks. The State's budgets are based on a variety of estimates and assumptions. If actual results differ from those assumptions, the State's financial condition could be adversely or positively affected. There can be no assurance that the State's financial condition will not be materially and adversely affected by actual conditions or circumstances in the current fiscal year and beyond. While the State projects a multi-year balanced budget, budget risks still exist. Risks with potentially significant State General Fund impact include, but may not be limited to, a threat of recession, federal fiscal, trade and tax policies, capital gains volatility, health care costs, the levels of the State's debts and liabilities, geopolitical events, and housing constraints.

Fiscal Year 2020-21 Budget. The 2020 Budget Act, enacted on June 29, 2020, takes a balanced approach to closing the $54.3 billion budget deficit. Job losses and business closures caused by the COVID-19 recession sharply reduced State revenues, with State General Fund revenues projected to decline by over $41 billion. The 2020 Budget Act closes the budget gap through the use of existing revenues, special fund borrowing, cancelled program expansions and trigger reductions, among other solutions.

The 2020 Budget Act projects Fiscal Year 2020-21 State General Fund revenues and transfers of $137.7 billion. The 2020 Budget Act has the following major components:

1. Proposition 98. Includes $70.9 billion total funding, of which $45.1 billion is from the State General Fund.

2. Higher Education. Includes funding of $16.7 billion for all major segments of higher education, including $15.8 billion from the State General Fund.

3. Health and Human Services. Includes $70.4 billion, of which $44.8 billion is from the State General Fund and $25.6 billion is from special funds.

4. Public Safety. Includes total funding of $15.9 billion, including $13.4 billion from the State General Fund and $2.6 billion from special funds.

The federal government also has provided temporary funding to support the State's response to the COVID-19 pandemic through a series of federal legislation. The State has already received $8.4 billion in direct assistance under the "CARES Act" as well as over $72 billion in direct funding for programs relating to emergency response, testing and contact tracing and health care. In addition, over $142 billion is expected to be provided directly to individuals and families, hospitals and other health care providers, higher education institutions, local housing authorities and local governments. The State, however, has made and expects to continue to make, significant upfront emergency expenditures of several billion dollars before it will receive all of the anticipated federal funding.

Litigation

The State is a party to numerous litigation matters. The following describes only those litigation matters that are pending with service of process on the State accomplished and that have been identified by the State as having a potentially significant fiscal impact upon revenues or expenditures of the State General Fund or the amount of the State funds available to be borrowed by the State General Fund. The State makes no representation regarding the likely resolution of these matters.

Actions Challenging Statutes That Reformed California Redevelopment Law. There are approximately 35 pending actions that challenge the statutory process for winding down the affairs of the redevelopment agencies ("RDAs"). Some of the pending cases contend that various obligations incurred by the RDAs are entitled to payment from certain property tax revenues. For example, in Affordable Housing Coalition v. Sandoval plaintiffs argue that all former RDAs had obligations to pay for affordable housing that should be funded going forward on an implied contracts theory. The court denied a motion for class action status, and subsequently ruled against plaintiffs in this matter and ordered that judgment be entered for the State. Plaintiffs appealed.

Oroville Dam Litigation. The California Department of Water Resources (the "Department") administers the State Water Project, which encompasses a complex of dams, reservoirs, pumping facilities, power plants, aqueducts and pipelines owned and operated by the state, including a dam at Lake Oroville. The State Water Project provides water to 29 public agencies, and the Department is compensated by those agencies, under contracts with the Department. On February 7, 2017, erosion was discovered on the lower portion of the main spillway at Lake Oroville. With severe winter storms, releases down the damaged main spillway were unable to prevent the reservoir from overtopping. Water flowed down the emergency spillway, triggering the evacuation of more than 180,000 people downstream of Lake Oroville on February 11, 2017. Ten lawsuits have been filed on behalf of individuals, businesses and public agencies, against the Department, asserting damages arising out of these events, including alleged damage to property, business losses, and relocation expenses. All the lawsuits have been coordinated. In addition, the Butte County District Attorney seeks to impose up to $51 billion in civil penalties upon the Department. At this time, it is unknown what future net financial impact this litigation may have on the State General Fund.

Tax Refund Cases. Two pending cases challenge the imposition of limited liability company fees by the Franchise Tax Board. Bakersfield Mall LLC v. Franchise Tax Board and CA-Centerside II, LLC v. Franchise Tax Board. In each case, the individual plaintiff seeks a refund of $56,000 for itself and alleges a purported class of over 50,000 members. The cases are coordinated for hearing as the Franchise Tax Board LLC Tax Refund Cases. If plaintiffs ultimately prevail on the merits on behalf of the classes, the potential refunds could total $1.2 billion.

A pending case challenges the validity of a Board of Equalization regulation that requires the sales tax on mobile telephones to be based on the full "unbundled" price of the telephone rather than any discounted price that is contingent on a service plan commitment. In Bekkerman et al. v. California Department of Tax and Fee Administration, petitioners seek to invalidate the regulation insofar as it relates to sales in carrier-operated stores. Petitioners filed a second action, a class action lawsuit seeking refunds of any excess sale tax paid. The trial court dismissed the state defendants from the second action on the basis that the class action claim for sales tax refunds was premature. Plaintiffs appealed that ruling and also have amended the complaint in the first action to add a class action claim for sales tax refunds. If plaintiffs are successful in their class action claim, that could result in an order requiring sales tax refunds potentially exceeding $1 billion. Even if plaintiffs are unsuccessful in their appeal and effort to include the class action claim in the first action, they may be able to refile the class action claim against the state at a later date, if they are able to prove in the first action that excess sales tax was paid and other conditions are met.

Prison Healthcare Reform. The adult prison health care delivery system includes medical health care and mental health care. There are two significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Brown is a class action regarding the adequacy of medical health care, and Coleman v. Brown is a class action regarding mental health care. A third case, Armstrong v. Brown is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representative appointed by the Armstrong court, meet routinely to coordinate efforts in these cases. To date, ongoing costs of remedial activities have been incorporated into the State's budget process. However, at this time, it is unknown what future financial impact this litigation may have on the State General Fund. In March 2015, the court modified its order to update and clarify the process to transition responsibility for inmate medical care back to the State. This transition process is ongoing. In Plata and Coleman, a three-judge panel issued orders requiring the State to meet a final population reduction benchmark by February 28, 2016, and to implement a number of measures designed to reduce the prison population. In January 2015, the State met this court-ordered population benchmark. The three-judge panel's order requires ongoing oversight until the State demonstrates compliance with the population benchmark is durable.

High-Speed Rail Litigation. In Tos, et al. v. California High-Speed Rail Authority, et al., plaintiffs seek a declaration that a State law enacted in 2016 is an unconstitutional amendment of the high-speed rail bond act and to prevent the California High-Speed Rail Authority from expending bond proceeds in reliance on the challenged State law. The trial court denied plaintiffs' requests for a temporary restraining order and a preliminary injunction. Plaintiffs filed an amended complaint adding a claim challenging the approval of the Authority's plans for expenditure of bond proceeds. In the event of a final decision that prevents the use of bond proceeds, it is possible that the federal government may require the State to reimburse federal funds provided for the high-speed rail project if the State fails to provide other matching funds. As of December 2019, the amount of unmatched federal spending on the project that the State may have to reimburse is approximately $1.5 billion. On February 19, 2019, the Federal Railroad Administration stated its intention to terminate the grant agreement providing $930 million in unexpended funds for the project and that it will consider any timely-provided information showing that those obligations were satisfied before the agreement is terminated. The Authority responded on March 4, 2019. By letter dated May 16, 2019, the FRA issued a final decision terminating the grant agreement. On May 21, 2019, the State and the Authority filed an action against FRA challenging the termination decision.

Action Regarding State Mandates. Petitioners in Coast Community College District, et al. v. Commission on State Mandates assert that costs for complying with certain laws and regulations prescribing standards for the formation and basic operation of State community colleges are state-mandated costs that must be reimbursed by the State. The trial court denied the petition. The petitioners have appealed. On April 3, 2020, the court reversed and remanded to the Commission on State Mandates to determine whether several minimum conditions for State aid are new programs or higher levels of service requiring State reimbursement. On August 12, 2020, the State Supreme Court granted review. The potential amount of reimbursement of such costs cannot be determined at this time.

Action Regarding Medi-Cal Reimbursements. In Perea, et al. v. Dooley, et al., petitioners contend that access to care under Medi-Cal is inadequate because reimbursement rates to doctors and clinicians under Medi-Cal are insufficient to attract enough providers, and that this has a disparate impact on Latinos. Petitioners seek a writ of mandate and declaratory and injunctive relief that could require defendants to raise Medi-Cal reimbursement rates. A second case, Deuschel v. California Health and Human Services Agency, et al., makes similar claims regarding the effect of Medi-Cal reimbursement rates on seniors and persons with disabilities, and seeks similar relief. At this time, it is unknown what future financial impact this litigation may have on the State General Fund.

Action Regarding School Funding. In Atkins v. State of California, plaintiffs allege that recent amendments to the State's education code unfairly restrict new enrollment at charter schools. Plaintiffs seek a writ of mandate and declaratory and injunctive relief. Defendants' responsive pleading was due on November 10, 2020.

In Reyes v. State of California, plaintiffs filed a class action suit, alleging that recent amendments to the State's education code requiring that non-classroom-based schools be funded in Fiscal Year 2020-21 according to their average daily attendance during Fiscal Year 2019-20 unfairly restricts new enrollment at these schools in violation of various provisions of the California Constitution, including the right to due process and the contracts clause. Plaintiffs seek relief similar to that sought in Atkins. Defendants' responsive pleading was due on November 24, 2020.

At this time, it is unknown what future financial impact this litigation may have on the State General Fund.

New Jersey

COVID-19 Matters

Due to the rapid emergence of COVID-19 cases in New Jersey, Governor Murphy issued an executive order declaring a public health emergency and a state of emergency on March 9, 2020. Since then, the Governor has issued a series of executive orders placing various restrictions on business and personal activities to mitigate the effects of COVID-19 on the citizens of the State. The State's restrictions on economic activity began to ease in May 2020. The outlook for both the State and national economies continues to be determined by the COVID-19 pandemic.

General Information

New Jersey is the eleventh largest state in population and the fifth smallest in land area. With an estimated population of 9.0 million and an average of 1,208 persons per square mile, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis that extends from Boston to Washington D.C., which includes over one-fifth of the nation's population. The State's economic base is diversified, consisting of a variety of construction, manufacturing, logistics, and service industries, supplemented by rural areas with selective commercial agriculture.

The economic outlook was positive for the State at the start of 2020. The State unemployment rate fell to a record low of 3.3% in May 2019 and remained below 4.0% for the duration of 2019. The onset of the COVID-19 pandemic changed the State's economic picture. During the second quarter of 2020, real gross product in the State declined at an annualized rate of 35.6%, although overall personal income grew by an unprecedented 63% because of the significant amount of federal stimulus that State businesses and residents received. The State labor market shed 831,300 jobs in the span of two months, losing 19.6% of February 2020 pre-COVID employment. The State's unemployment rate reached 16.8% in June 2020, while 1.3 million residents had applied for unemployment insurance by the end of June. The State's unemployment rate was 6.7% in September 2020, although this primarily was a result of workers leaving the labor force rather than as a result of an increase in hiring.

State Funds and Accounting

The State operates on a fiscal year beginning July 1 and ending June 30. Annual budgets are adopted for the State General Fund and certain special revenue funds. The Legislature enacts the annual budget through specific departmental appropriations, the sum of which may not exceed estimated resources. It is a constitutional requirement that the annual State budget be balanced. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be reasonably ascertained or predicted, must be provided for in one general appropriation law covering the span of a single fiscal year. No general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated, together with all other appropriations for that fiscal year, exceeds the total amount of revenue available (current and anticipated) for such fiscal year, as certified by the Governor.

State Funds

State General Fund. This fund is the fund into which all State revenues, not otherwise restricted by State statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the State General Fund. Most revenues received from taxes, most federal sources, and certain miscellaneous revenue items are recorded in this fund. The Appropriations Act, annually enacted by the Legislature, provides the basic framework for the operations of the State General Fund. Revenues into the State General Fund were $21.3 billion in Fiscal Year 2019, and are estimated to be $20.7 billion and $24.8 billion in Fiscal Years 2020 and 2021, respectively. Appropriations from the State General Fund were approximately $20.9 billion in Fiscal Year 2019, and are estimated to be $21.6 billion and $24.1 billion in Fiscal Years 2020 and 2021, respectively.

Property Tax Relief Fund. This fund accounts for revenues from the gross income tax and for revenues derived from a tax rate of 0.5% imposed under the sales and use tax, both of which are constitutionally dedicated toward property tax relief and reform, respectively. All receipts from taxes levied on personal income of individuals, estates and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the fund, pursuant to formulas established by the Legislature, to counties, municipalities and school districts. Revenues into this fund were $16.75 billion in Fiscal Year 2019, and are estimated to be $16.99 billion and $15.82 billion in Fiscal Years 2020 and 2021, respectively. Property tax relief appropriations were approximately $16.83 billion in Fiscal Year 2019, and are estimated to be $17.51 billion and $15.90 billion in Fiscal Years 2020 and 2021, respectively.

Special Revenue Funds. These funds account for the resources legally restricted to expenditure for specified purposes. Such purposes must be other than special assessments, private-purpose trusts, or major capital projects. Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund. Other Special Revenue Funds have been created that are either reported ultimately in the State General Fund or are created to hold revenues derived from private sources.

Unemployment Insurance Trust Fund. In Fiscal Year 2018, the Unemployment Insurance Trust Fund, which provides funding for unemployment benefits in the State, received approximately $2.1 billion in contributions from employers and workers while paying out approximately $2.0 billion in regular, annual State unemployment benefits (excluding benefits paid entirely by the federal government) on a cash basis. In Fiscal Year 2019, contributions from employers and workers were approximately $2.0 billion, while regular State unemployment benefits were $1.9 billion. In Fiscal Year 2020, contributions from employers and workers were approximately $2.0 billion, while regular State unemployment benefits were $4.3 billion. As of June 30, 2020, the State's trust fund balance, on a cash basis, was approximately $0.9 billion.

Other Revenue Sources

Federal Aid. Actual federal aid receipts in the State General Fund and the Special Transportation Fund for Fiscal Year 2019 amounted to $14.95 billion. Federal receipts in the State General Fund and the Special Transportation Fund for Fiscal Years 2020 and 2021 are estimated to be $16.16 billion and $17.82 billion, respectively. Anticipated federal aid receipts for Fiscal Year 2021 are composed of $11.40 billion for health-related family programs, $1.24 billion for other human services, $0.9 billion for education, $0.5 billion for labor, $1.11 billion for transportation and the remainder for all other federal aid programs.

The Disaster Relief Appropriations Act of 2013 appropriated approximately $50.38 billion (later reduced by sequestration to $47.9 billion) to assist states and local communities impacted by Super Storm Sandy, including providing funds directly to private homeowners and businesses.

Atlantic City and Legalized Gambling. Since 1978, casino gambling in Atlantic City has been an important State tourist attraction. The Casino Revenue Fund accounts for the taxes imposed on the casinos and other related activities. Revenues for Fiscal Year 2019 were approximately $266.2 million. Revenues are estimated to be $261.3 million and $259.6 million in Fiscal Years 2020 and 2021, respectively.

State Economy and Finances

Estimated total revenues for Fiscal Year 2020 are $38.03 billion. Revenues from the State General Fund make up over 50% of revenues–approximately $20.72 billion. The sales and use tax collections for Fiscal Year 2020 are estimated to total $9.77 billion. The gross income tax collections for Fiscal Year 2020 are estimated to total $16.19 billion. The corporation business tax collections for Fiscal Year 2020 are estimated to total $3.86 billion. The Fiscal Year 2020 estimates, which are subject to adjustment pending completion of the annual audit, show $39.41 billion in appropriations, of which $17.44 billion is for State aid. In addition, $11.48 billion was appropriated for grants-in-aid, $8.24 billion was appropriated for direct State services, $1.89 billion was appropriated for capital construction and $358.7 million was appropriated for debt service on State general obligation bonds.

Estimated total revenues for Fiscal Year 2021 are $40.97 billion. Revenues from the State General Fund would make up over 60% of revenues–approximately $24.84 billion. The sales and use tax collections for Fiscal Year 2021 are estimated to total $9.87 billion. The gross income tax collections for Fiscal Year 2021 are estimated to total $15.82 billion. The corporation business tax collections for Fiscal Year 2021 are estimated to total $3.25 billion. The Fiscal Year 2021 Appropriations Act calls for $40.37 billion in appropriations, of which $18.04 billion is for State aid. In addition, $11.60 billion is appropriated for grants-in-aid, $8.32 billion is appropriated for direct State services, $1.77 billion is appropriated for capital construction and $641.2 million is appropriated for debt service on State general obligation bonds.

The State projects that it may take a few years for State revenues to return to their pre-COVID-19 levels. To address expected revenue losses in Fiscal Year 2021, the Fiscal Year 2021 Appropriations Act contemplates that the State will borrow an amount not to exceed $4.5 billion under the Emergency Bond Act enacted in July 2020. As result of that anticipated borrowing, the State expects that its undesignated ending fund balance will be approximately $2.514 billion on June 30, 2021, representing a significant increase from the undesignated ending fund balance of $1.712 billion on June 30, 2020, In addition, the State expects the usage of non-recurring revenues for Fiscal Year 2021 to constitute 14.1% of State expenditures, a significant increase over prior years where those non-recurring revenues ranged from 1.6% to 4.0%.

Annual appropriations are based on an estimate of costs. There are various factors that could result in expenditures significantly higher or lower than current forecasts.

State Indebtedness

General. The State is empowered by voters to authorize, issue, and incur debt subject to certain constitutional restrictions. General obligation bond acts are both legislatively and voter-approved and are backed by the State's full faith and credit. As of June 30, 2020, the State had $1.60 billion of State general obligation bonds outstanding.

General Obligation Bonds. The State finances certain capital projects through the sale of general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. Fiscal Years 2020 and 2021 appropriations are $358.7 million and $641.2 million respectively, representing principal and interest payments for general obligation bonds.

Variable Rate Obligations. As of June 30, 2020, the Transportation Trust Fund Authority and the New Jersey Economic Development Authority had outstanding, in the aggregate, approximately $528 million of variable rate demand obligations, which bear interest at a rate that resets weekly based on the Securities Industry and Financial Markets Association (SIFMA) rate plus a fixed spread. There are no letters of credit in support of these notes.

Obligations Supported By State Revenue Subject to Annual Appropriation. The State has entered into a number of leases and agreements with several governmental authorities to secure the financing of various projects and programs in the State in which the State has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below. The Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. The amounts appropriated to make such payments are included in the appropriation for the department, authority or other entity administering the program or in other line item appropriations. The principal amount of obligations supported by State revenue subject to annual debt service appropriations as of June 30, 2020 is $31.8 billion.

Tax and Revenue Anticipation Notes. The State issues tax and revenue anticipation notes ("TRANs") to aid in providing effective cash flow management to fund timing imbalances that occur in the collection and disbursement of the State General Fund and Property Tax Relief Fund revenues. TRANs do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution, but instead constitute special obligations of the State payable solely from monies on deposit in the State General Fund and the Property Tax Relief Fund and legally available for such payment.

On October 1, 2020, the State Treasurer adopted a resolution authorizing the issuance of TRANs for Fiscal Year 2021. Accordingly, the State Treasurer entered into a Note Purchase Contract with Bank of America, N.A. and BofA Securities, Inc. under which each firm agreed to purchase TRANs in one or more series in the maximum amount of $2.0 billion in aggregate. The State has not issued any TRANs to date. The State stated that it intends to issue TRANs during the first half of Fiscal Year 2021.

State Pension Plans

Almost all of the public employees of the State and its counties, municipalities and political subdivisions are members of pension plans administered by the State. The State sponsors and operates seven defined benefit pension plans (collectively, the "Pension Plans"). Public Employees' Retirement System ("PERS") and Teachers' Pension and Annuity Fund are the largest plans, which as of June 30, 2019 covered 249,045 and 156,066 active members, respectively, and 183,434 and 106,820 retired members, respectively. The other systems are Police and Firemen's Retirement System ("PFRS"), Consolidated Police and Firemen's Pension Fund, State Police Retirement System, Judicial Retirement System and Prison Officers' Pension Fund. The State is not the only employer participating in PERS and PFRS. Local governments also participate as employers. In both of these Pension Plans, the assets that the State and the local governments contribute are invested together and generate one investment rate of return. However, both of these Pension Plans segregate the active and retired members and the related actuarial liabilities between the State on one hand and the local governments on the other hand.

State law requires the Pension Plans to conduct an annual actuarial valuation. Ordinarily, the actuarial valuations of the Pension Plans are completed approximately six to eight months after the end of a fiscal year. As a result, the recommended contribution rates for the Pension Plans apply not to the fiscal year immediately following the fiscal year covered by the actuarial valuations but the second immediately following fiscal year. For example, the actuarially recommended rates of contribution in the actuarial valuations of the Pension Plans as of July 1, 2019 are applicable to the Fiscal Year ending June 30, 2021. The actual rate of return on the Pension Plans depends on the performance of their respective investment portfolios. The investment portfolios of each Pension Plan can be highly volatile and the value of the securities in the investment portfolio can dramatically change from one fiscal year to the next, which could, in turn, cause substantial increases or decreases in the Plan's unfunded actuarial accrued liability ("UAAL"). For Fiscal Year 2020, the preliminary, unaudited investment rate of return was 1.21% and, for Fiscal Years 2019 and 2018, the investment rate of return was 6.27% and 9.06%, respectively. The preliminary returns for Fiscal Year 2020 were significantly below the rate of return assumed by the Pension Plans, which was 7.5%. The lower returns will create additional unfunded liabilities that will raise the State's contribution requirements beginning in Fiscal Year 2022.

As a result of lower-than-recommended contributions by the State to the Pension Plans for an extended period, lower than assumed investment returns on an actuarial basis, benefit enhancements enacted during the late 1990s and early 2000s, and reductions in member contributions, the Pension Plans have experienced deterioration in their financial condition. As a result, the State believes that, in addition to the existing assets of the Pension Plans, the expected earnings on those assets, and contributions from members of the Pension Plans, the State will need to make significantly larger contributions to the Pension Plans in the future to ensure that the Pension Plans will have a sufficient amount of assets to fund expected retirement benefits.

Pursuant to the Lottery Enterprise Contribution Act of 2017 ("LECA"), the State's lottery and related assets (the "Lottery Enterprise") has been contributed to certain eligible Pension Plans for a 30-year term (the "Lottery Contribution"). LECA has a neutral budget impact during Fiscal Year 2021. In Fiscal Year 2021, appropriations for certain educational and other programs that were previously supported by net proceeds of the State Lottery are now funded through appropriations from the State General Fund or the Property Tax Relief Fund. LECA provides for a special asset adjustment to the amount of the annual actuarially recommended contribution to the eligible Pension Plans of approximately $1.08 billion for Fiscal Year 2021, alleviating the need for aggregation appropriations from the State General Fund or the Property Tax Relief Fund to the eligible Pension Plans in the same amount.

LECA does not contain a provision permitting the termination of the Lottery Contribution prior to the end of its 30-year term, however, future legislation could amend or reverse the Lottery Contribution (which is re-valued at least every five years). Under current valuation assumptions, the contribution of the Lottery Enterprise is expected to generate an estimated $37 billion for the eligible Pension Plans over the 30-year term of the Lottery Contribution. The Lottery Contribution, valued as of June 30, 2020 at $12.616 billion, decreased the funded ratio of those Pension Plans, as of June 30, 2019, on a revised basis, from 50.7% to 38.2%.

As of June 30, 2019, excluding the estimated value of the Lottery Contribution, the State's portion of the aggregate market value of all of the assets of the Pension Plans, as determined by the Pension Plans' actuaries, was approximately $36.1 billion. As of June 30, 2019, the State's portion of the aggregate actuarial value of all assets of the Pension Plans was $38.5 billion.

Litigation

The following are cases presently pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. The State is unable to estimate its exposure for these claims.

Verizon Americas Inc. (fka Vodafone Americas, Inc.) v. Director, Division of Taxation. On July 28, 2016, Verizon Americas Inc. ("Verizon") filed a series of complaints in the Tax Court of New Jersey, contesting the 2016 denial of a tax refund by the State' Division of Taxation ("Division"). The Division concluded that Verizon was a general partner in a partnership doing business in New Jersey and, thus, subject to the State's Corporation Business Tax. In the Complaints, Verizon asserts that it is not subject to tax and entitled to a refund for tax years ending December 2002 and March 2014. The parties are in the initial discovery stage. The State is vigorously defending this matter.

Johnson & Johnson v. Director, Division of Taxation and Commissioner, Banking & Insurance. On November 2, 2015, Johnson & Johnson submitted a request to the New Jersey Department of Banking & Insurance and the Division seeking a refund of self-procured insurance premium taxes. On August 9, 2016, the Division denied Johnson & Johnson's refund claim. Johnson & Johnson filed a complaint in the Tax Court on October 24, 2016 challenging the Division's denial of the refund claim. The State's answer was filed on February 21, 2017. Both parties moved for summary judgement. The motions were argued in the Tax Court on February 26, 2018. The Tax Court issued an opinion and order on June 15, 2018, granting summary judgment to the State and dismissing Johnson & Johnson's complaint. Johnson & Johnson filed a notice of appeal with the Appellate Division on July 27, 2018. On September 25, 2019, the Appellate Division reversed the Tax Court decision and remanded the case to the Tax Court for determination of the refund amount due. The State filed a petition for certification with the New Jersey Supreme Court, which granted the petition for certification on February 19, 2020. Oral argument was held on October 27, 2020. The State is vigorously defending this matter.

Paz v. Director, Division of Taxation. Plaintiff and certain grantor trusts owned 100% of an S-Corporation. Plaintiff purportedly sold the corporation to a third-party purchaser pursuant to a deemed "asset sale" under Internal Revenue Code Section 338(h)(l0). On his Gross Income Tax return for 2010, plaintiff apportioned the gain from the sale of an S-Corporation to the 23 states where the corporation conducted business. The Division audited the plaintiff and the S-Corporation and assigned 100% of the gain on the sale to the State as non-operational income and assessed plaintiff accordingly. In a related matter, the Division issued an alternative assessment against the S-Corporation based on the trusts' share of tax due. The plaintiff argued that the Division erred or is not otherwise authorized to classify the gains from the sale of the stock as non-operational income. The Division filed an answer on April 15, 2016. On April 7, 2017, the Tax Court issued its published opinion that upheld the Gross Income Tax assessment against plaintiff in its entirety. The Tax Court, however, vacated the alternative assessment against the S-Corporation. Finally, the Tax Court abated the underpayment penalties assessed against the plaintiff and denied plaintiff's motion for attorney fees. On June 22, 2017, Plaintiff filed a notice of appeal. On January 31, 2019, the

Appellate Division affirmed the decision of the Tax Court and upheld the Gross Income Tax assessment against the plaintiff. On February 20, 2019, plaintiff filed both a notice of appeal and petition for certification with the New Jersey Supreme Court. The State filed its opposition to the petition for certification on May 20, 2019. The New Jersey Supreme Court denied plaintiff's petition for certification on September 17, 2019, and the U.S. Supreme Court denied plaintiff's writ for certiorari on March 23, 2020.

Oracle International Corporation v. Director, Division of Taxation. In March 2009, Oracle International Corporation ("Oracle") filed a complaint contesting a State tax assessment that imposed a Corporation Business Tax on Oracle from 2001 to 2007. Oracle alleged it is not subject to tax in the State, and challenged the assessment on a number of grounds. Oracle withdrew the appeals on March 26, 2020.

Banc of America Consumer Card Holdings Corporation v. Director, Division of Taxation. On or about August 5, 2011, Banc of America Consumer Card Holdings Corporation filed a complaint in the Tax Court of New Jersey, contesting the denial of a Corporation Business Tax refund for tax periods January 1, 2006 through December 31, 2008. The State filed an answer to the complaint on October 4, 2011, and an amended answer on March 6, 2012. The parties have completed the initial stage of discovery. On April 2, 2015, the plaintiff filed a motion for partial summary judgment. The State's opposition was filed on July 14, 2015. Oral argument on the motions was heard on February 3, 2016. On October 6, 2016, the Tax Court issued a written decision and concluded that the plaintiff was required to source to the State 100% of its interest income and interchange fee income generated from New Jersey card holders. The Tax Court also held that the plaintiff was required to source to the State 50% of its service fee income from New Jersey card holders. On November 1, 2016, the Tax Court issued an order awarding the plaintiff a significantly reduced refund. On December 14, 2016, the plaintiff filed a notice of appeal with the Appellate Division and the appeal was briefed. Plaintiff stipulated to the dismissal of the appeals on October 21, 2019.

East Cape May Associates v. New Jersey Department of Environmental Protection. This matter is a regulatory taking case in which the plaintiff claims that it is entitled to more than $30 million in damages for the taking of its property without just compensation. The property is approximately 96 acres of freshwater wetlands in the City of Cape May. Plaintiff filed its complaint on December 8, 1992 after the Department of Environmental Protection ("DEP") denied an application for 366 single family homes. On July 1, 2009, the parties reached a settlement of the case, and submitted a consent order and stipulation of dismissal to the trial court contingent upon federal approval from the United States Army Corps of Engineers. The relevant federal agencies have expressed opposition to the proposed settlement. On May 25, 2012, the plaintiff served notice asserting its rights to terminate the settlement, demanding that within 60 days DEP initiate the reconsideration process. DEP has initiated the reconsideration process pursuant to the regulations.

On June 4, 2014, DEP issued its amelioration authorization which approves development of between 80 to 90 dwelling units clustered on approximately 25 acres of land on the 100-acre parcel. DEP also required mitigation of 25 acres of barren land to serve the migratory bird species which now use the subject property. The plaintiff has reinstated its longstanding complaint in the trial court, claiming the amelioration authorization is excessive for this environmentally sensitive property and therefore does not follow DEP's rules, and is also inadequate to avoid a taking. The trial was scheduled to begin around November 12, 2019. The trial court has ruled that DEP holds the burden of proof. DEP filed an interlocutory motion for leave to appeal the burden of proof assignment, but the Appellate Division denied the motion. Surrounding neighbors have also formed a nonprofit entity and intervened to challenge the amelioration authorization. The State is vigorously defending this matter.

Gomez v. DCPP et al. On March 12, 2012, the plaintiff's child was allegedly assaulted by her biological father. The plaintiff suffered severe injuries. The plaintiff claims, among other things, that the Division of Child Protection and Permanency in the Department of Children and Families ("DCPP") failed to comply with its own policies and procedures and alleges violation of the New Jersey Child Placement Bill of Rights by the DCPP. The complaint was filed in the State Court on February 12, 2015. On March 11, 2015, DCPP removed the case to the U.S. District Court for the District of New Jersey and filed a motion to dismiss the complaint. The State's motion to dismiss the complaint was denied without prejudice on May 8, 2015. The plaintiff agreed to withdraw the federal claims and the matter was remanded to State court. Discovery is ongoing. The State is vigorously defending this matter.

Medicaid, Tort, Contract, Workers' Compensation and Other Claims. The Office of the Inspector General of the U.S. Department of Health & Human Services ("OIG") has conducted and continues to conduct various audits of Medicaid claims for different programs administered by the State's Department of Human Services ("DHS"). Currently, these audits span time periods between July 27, 2003 and December 31, 2007. The OIG audits, which have primarily focused on claim documentation and cost allocation methodologies, recommend that certain claims submitted by DHS be disallowed. OIG submits its recommendations on disallowances to the Centers for Medicare and Medicaid Services ("CMS") which may, in whole or in part, accept or disagree with the OIG's recommendations. If the OIG's recommendations are not challenged by the State or are upheld by CMS, DHS will be required to refund the amount of any disallowances. However, DHS is disputing OIG's audit findings. Given that the State is currently disputing and appealing the OIG audit findings, it cannot estimate any final refund amounts or the timing of any refund payments that may be due to CMS. These current audits and any future audits of Medicaid claims submitted by DHS may result in claim disallowances which may be significant. The State is unable to estimate its exposure for these claim disallowances.

NL Industries, Inc. v. State of New Jersey. In 2012, the United States Environmental Protection Agency ("EPA") informed NL Industries, Inc. ("NL") that the EPA believed that slag was generated, in part or in whole, by NL's lead-smelting facility in Perth Amboy. The EPA selected a remediation remedy and named NL as the potentially responsible party subject to enforcement. On August 16, 2017, NL filed an amended complaint alleging that in the 1980s the State dredged areas that were impacted by hazardous substances, transported the contaminated sediments and discharged the hazardous substances on areas of the site, and that the State has caused or contributed to the discharge by virtue of the State's failure to remove the slag. In the amended complaint, NL seeks declaratory relief as to the State's liability for cleanup and removal costs, including future costs or damages. The State filed its answer denying liability and asserting defenses under the Tort Claims Act. The State also filed a counterclaim asserting claims under the Spill Act seeking the State's past and future remediation costs, and natural resources damages. Discovery in this matter is ongoing. The State is vigorously defending these matters.

Chapter 7 Trustee for Richard Bernardi, Marilyn Bernardi & Strategic Environmental Partners v. New Jersey Department of Environmental Protection. Richard Bernardi, Marilyn Bernardi, and Strategic Environmental Partners (collectively, "Debtors") are Chapter 7 Debtors in Federal Bankruptcy Court. The Debtors are the owners/operators of the former Fenimore Landfill in Roxbury Township. Between November 2012 and July 2013, the DEP investigated over 2,500 complaints of noxious hydrogen sulfide gas odors emitting from the landfill. In June 2016, the Debtors filed separate bankruptcy petitions under Chapter 11 of the Bankruptcy Code and a trustee was appointed. In July 2017, the matters were consolidated and converted to Chapter 7. The trial is tentatively scheduled to begin in February 2021. The State is vigorously defending these matters.

PDX North, Inc. v. and SLS Delivery Services, Inc. v. Robert Asaro-Angelo (in his capacity as Commissioner of the Department of Labor and Workforce Development). PDX North, Inc. ("PDX") facilitates, brokers and provides distribution and transportation services of wholesale auto parts to auto dealers in the northeast. The Department of Labor and Workforce Development issued assessments to PDX for unpaid contributions under New Jersey's unemployment compensation law from 2006 to 2012. PDX has challenged those assessments with the Office of Administration Law, and separately filed a complaint in federal court seeking to declare void and permanently enjoin the enforcement of the unemployment compensation tax exemptions, claiming those statutes are preempted by the Federal Aviation Administration Authorization Act of 1944. SLS Delivery Services, Inc., which also facilitates and provides distribution and transportation services of packages and parcels to national and international carriers, was permitted to intervene in the federal complaint as a plaintiff and sought the same relief as PDX. On July 29, 2019, the District Court dismissed the PDX federal complaint with prejudice. The appeal was fully briefed and oral argument took place on April 15, 2020. The Third Circuit issued its decision on October 22, 2020, affirming the District Court's decision in favor of the Department of Labor and Workforce Development with respect to PDX and remanded the SLS matter back to the District Court. Along with the PDX matter, there is another administrative proceeding with similar claims, Eagle Intermodal, Inc. v. N.J. Dept. of Labor and Workforce Development, also with a related federal matter. The State is vigorously defending these matters.

Public Service Electric & Gas company, Inc. v. Director, Division of Taxation. Fox tax years 2006 through 2014, Public Service Electric & Gas Company, Inc. ("PSE&G") filed tax returns and included its transitional energy facility assessment ("TEFA") in its tax base. Thereafter PSE&G recalculated its tax liability, removed the TEFA from the tax base and sought a refund. On June 24, 2019, the Appellate Division recently concluded that TEFA payments are included in the tax base and denied a similar refund claim in Rockland Electric Co. v. Director, Div. of Taxation. Rockland Electric Co. is now final and binding upon the Tax Court. The Division denied PSE&G's refund claim. In May 2019, PSE&G filed a complaint in the Tax Court contesting the tax refund denial. The State intends to vigorously defend this matter.

Stanislaus Food Products Co. v. Director, Division of Taxation. Around July 31, 2017, Stanislaus Foods filed a complaint in the Tax Court contesting the constitutionality of the Alternative Minimum Assessment ("AMA") component of the State's corporation business tax. The parties filed partial cross-motions for summary judgment. On June 28, 2019, the Tax Court concluded that the AMA, for periods after June 30, 2016, conflicts with the mandates of federal law. The remainder of the case continues to proceed in Tax Court to address the remaining non-constitutional issues. The Division filed a motion for reconsideration on March 2, 2020 and the Tax Court heard oral argument on June 19, 2020. The Tax Court has not yet issued a decision. The State is vigorously defending this matter.

Cargill Meat Solutions Corporation v. Director, Division of Taxation. Plaintiff sells meat products and services throughout the United States, but does not engage in meat processing or packaging in New Jersey. Its operations in New Jersey are limited to storage and distribution. In calculating its New Jersey Litter Control Fee liabilities, plaintiff took a $465 million deduction in 2014 and $509 million deduction in 2015, claiming its sales to wholesalers are not subject to the Litter Control Fee. The Division disallowed these deductions and imposed additional fees. Plaintiff filed a complaint with the Tax Court contesting the denial of the deduction and, to invalidate the additional fee assessment, challenging the facial constitutionality of the Litter Control Fee statute. On March 12, 2019, the court granted the Division's motion. The State is vigorously defending this matter.

J.A. v. Monroe Township Board of Education. On May 23, 2018, plaintiffs filed a complaint in the United States District Court for the District of New Jersey naming the New Jersey Department of Education, New Jersey Office of Administrative Law, Commissioner of Education and Administrative Law Judge Jeffrey R. Wilson (collectively "State Defendants"), as well as the Monroe Township Board of Education, as defendants. Plaintiffs allege various systemic violations of the Individuals with Disabilities Education Act, a claim of discrimination under the Americans with Disabilities Act and certain claims of retaliation. Plaintiffs seek declaratory and injunctive relief and monetary relief as follows: (i) $400 million in damages; (ii) punitive damages in excess of $4.5 billion; (iii) compensatory education; and (iv) attorneys' fees and costs. The State intends to vigorously defend this matter.

Jersey City Board of Education and E.H., a minor, by his guardian ad litem, Shanna C. Givens v. State of New Jersey. On April 29, 2019, the Jersey City Board of Education ("JCBOE") and E.H., a minor, by his guardian ad litem, Shanna C. Givens filed a complaint against the State and various State officials alleging that the recent amendments to the School Funding Reform Act violate the State's constitutional requirement to provide support for an efficient free public school system. The amendments at issue slowly phase out certain additional State aid previously granted to school districts characterized as "SDA Districts" (located in lower income urban areas). The phase out of this additional State aid is to occur over a six-year period beginning in the 2019-2020 school year. Plaintiffs allege that the reduction in State aid to JCBOE will jeopardize JCBOE's ability to provide the level of funding necessary to meet the legal standard of a "thorough and efficient" education. The plaintiffs seek a preliminary and permanent injunction enjoining the State defendants from reducing funding to JCBOE. Discovery is currently ongoing. The State intends to vigorously defend this matter.

Abbott v. Burke (Motion in Aid of Litigants' Rights). On November 8, 2019, the State defendants received a motion in aid of litigants' rights filed by the Education Law Center ("ELC") seeking an order from the New Jersey Supreme Court to compel the State defendants to: (i) within 30 days, submit to the State Legislature a revised statewide strategic plan of priority school facilities projects in SDA Districts to be funded and managed by the New Jersey Schools Development Authority over the next 5 years; and (ii) promptly seek and secure such school construction funding from the State Legislature as is required to manage and complete those facilities.

Abbott v. Burke (Threatened Facilities Litigation). On October 20, 2020, the ELC sent a letter to the Governor, the Senate President and the Assembly Speaker concerning the State's compliance with the New Jersey Supreme Court's orders for funding of school facilities construction projects in the SDA Districts, claiming that the State has not taken the required action to fulfill its constitutional obligation to provide safe and adequate facilities in the SDA Districts as set forth in Abbot v. Burke, 153 N.J. 480 (1998) and Abbot v. Burke, 164 N.J. 84 (2000). The ELC demands that the State fulfill its obligations to secure additional funding, otherwise the ELC will bring suit to enforce the Supreme Court's Abbot v. Burke orders. The State intends to vigorously defend this matter.

New York

COVID-19 Outbreak. A respiratory disease caused by a new strain of coronavirus (COVID-19) has been declared a pandemic by the World Health Organization. The pandemic has caused economic activity in the nation and the State to drop dramatically. There is consensus that the global and United States economies are now in recession, the severity and duration of which is highly uncertain. With respect to the State's economic outlook for Fiscal Year 2020-21, most key measures of economic output are expected to drop sharply in comparison to Fiscal Year 2019-20 and the State expects large budget gaps in future years as a result of the COVID-19 pandemic. It is not possible to assess or forecast with any precision the long-term impacts of COVID-19 on commutation patterns, remote working, social gathering, tourism, use of public transportation and more. Adverse results in the foregoing could have long-term trend impacts on the sources of revenues in the State's Financial Plan and such impacts could be material.

Economic Trends

U.S. Economy. U.S. real Gross Domestic Product ("GDP") plunged at an annual rate of 31.4% in the second quarter of 2020. The Bureau of Economic Analysis's estimate of GDP surged to 33.1% in the third quarter, and the Division of Budget ("DOB") expects growth of 3.7% in the fourth quarter of 2020. Real GDP for 2020 is estimated to decline 3.6%. As the economy recovers, real GDP growth is expected to remain elevated in the first quarter of 2021, before slowing to 2.6% by the fourth quarter of 2021. Total nonagricultural employment is expected to decline 5.6% in 2020, before a 3.4% gain in 2021. The unemployment rate is expected to increase to 8.3% for 2020 before dropping to 6.4% for 2021. The recent resurgence of COVID-19 cases has forced some states to pause their reopening plans and others to reverse them, threatening the economic recovery and adding more uncertainties to financial markets.

State Economy. New York is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important hub for international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. The State and especially New York City have been impacted particularly hard by the COVID-19 outbreak. Coronavirus fears, travel bans and regulations that limit social gatherings cased a wide range of business sectors to cease operations. The abrupt halt of economic activity in most industries continues to lead to layoffs and furloughs. As a result, New York's private sector employment is expected to decline 9.7% in 2020. Although private sector employment growth is revised up for in 2021, to 5.1% job growth, a full recovery to pre-COVID employment levels is expected to take several years.

All of the risks to the U.S. forecast apply to the State forecast as well. The COVID-19 pandemic and weak global growth are contributing to increased market volatility and restraining equity prices growth over the near term. As the nation's financial capital, both the volume of financial market activity and the volatility in equity markets pose a particularly significant degree of risk for New York. Since the New York City area became the epicenter of the COVID-19 outbreak in the U.S., a prolonged impact of the virus is a threat to economic growth within New York City and State. More-than-expected layoffs could pose a significant downside risk to employment and wage outlook. Upside risks such as the faster than expected containment of the virus, stronger equity markets, and more robust national and global growth could result in higher employment and wage growth.

The City of New York. The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. The State's finances also may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets.

Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several years. While a relatively infrequent practice, deficit financing has become more common in recent years. Since 2004, the State Legislature authorized 29 bond issuances to finance local government operating deficits. When a local government is authorized to issue bonds to finance operating deficits, the local government is subject to certain additional fiscal oversight during the time the bonds are outstanding. In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements. The State has the authority to reduce local aid by any amount needed to maintain a balanced budget, as estimated by the DOB.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or federal government may reduce (or in some cases eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level. Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities also may face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs may also adversely affect localities and necessitate requests for State assistance. Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

Special Considerations. The State's financial plan is subject to complex economic, social, financial, political, public health and environmental risks and uncertainties, many of which are outside the ability of the State to predict or control. DOB asserts that the projections of receipts and disbursements are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, tax receipts collections have varied substantially from the levels forecasted. More recently, DOB recognized the need to correct a structural imbalance under the State's Medicare program as spending levels exceeded the indexed levels. Similarly, there are inherent risks with the financial condition of health care providers and enrollment in public health insurance programs driven directly or indirectly by the COVID-19 pandemic. DOB routinely executes cash management actions to manage the State's large and complex budget. These actions are intended for a variety of purposes that include improving the State's cash flow, managing resources within and across fiscal years, assisting in adherence to spending targets and better positioning the State to address future risks and unanticipated costs, such as economic downturns, unexpected revenue deterioration and unplanned expenditures. As such, the State regularly makes certain payments above those initially planned, to maintain budget flexibility. The State's financial plan is based on numerous assumptions, including but not limited to: (i) the condition of the State and national economies and the concomitant collection of economically sensitive tax receipts in the amounts projected; (ii) the extent, if any, to which wage and benefit increases for State employees exceed projected annual costs; (iii) the realization of the projected rate of return for pension fund assets and current assumptions with respect to wages for State employees affecting the State's required pension fund contributions; (iv) the willingness and ability of the federal government to provide the aid contemplated in a financial plan; (v) the ability of the State to implement cost reduction initiatives, including the reduction in State agency operations, and the success with which the State controls expenditures; and (vi) the ability of the State and its public authorities to issue securities successfully in the public credit markets.

Federal Funding. The State receives a substantial amount of federal aid for health care, education, transportation and other governmental purposes, as well as federal funding to address response to and recovery from severe weather events and other disasters and disease outbreaks. Many of the policies that drive this federal aid may be subject to change under the current presidential administration and Congress. Current federal aid projections, and the assumptions on which they rely, are subject to ongoing revision because of Federal policy changes and the unpredictability of the COVID-19 pandemic. In addition to the potential fiscal impact of policies that may be adopted by the federal government, the State's financial plan may also be adversely affected by other federal government actions, including audits, disallowances and changes to federal participation rates or other Medicaid rules.

The Trump Administration proposed significant cuts to mandatory and discretionary domestic programs in federal fiscal years 2018, 2019 and 2020, which were largely rejected. In 2019, Congressional legislation increased discretionary spending caps under the Budget Control Act of 2011 for federal fiscal years 2020 and 2021.

To date, approximately $17.1 billion of funding from federal legislation for expenses related to COVID-19 has been awarded to the State, its local governments and other organizations. For a majority of the enacted legislation, the economic benefits do not flow through the State Financial Plan, but instead flow directly to individuals in the form of tax rebates, and to businesses in the form of loans or grants.

Pension Amortization. Under legislation enacted in August 2010, the State and local governments may amortize a portion of their annual pension costs. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest. The State has not amortized its pension costs since Fiscal Year 2015-16. The State makes annual contributions to the New York State and Local Retirement System ("NYSLRS"). The total State payment (including Judiciary) due to NYSLRS for Fiscal Year 2019-20 was approximately $2.305 billion. The State opted not to amortize any of its obligations and paid the full amount as of March 1, 2020. The estimated total State payment (including Judiciary) due to NYSLRS for Fiscal Year 2020-21 is approximately $2.392 billion, although multiple prepayments (including interest credit) have reduced this amount to $66 million.

Climate Change Adaptation and Storm Recovery. Climate change poses long-term threats to physical, biological and economic systems. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in the State's infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact the State's financial plan in current or future years. Currently, New York continues to recover from the damage sustained during three powerful storms that crippled entire regions over the last several years. The frequency and intensity of these storms presents economic and financial risks to the State. State claims for reimbursement for the costs of the immediate response are in process, and both recovery and future mitigation efforts have begun, largely supported by federal funds. In January 2013, the federal government approved approximately $60 billion in federal disaster aid for general recovery, rebuilding and mitigation activity nationwide. To date, a total of $28.9 billion has been committed to repairing impacted homes and businesses, restoring community services, and mitigating future storm risks to the State and its localities.

Financial Settlements. The State periodically receives proceeds from financial settlements that are primarily deposited to the State General Fund. Since Fiscal Year 2014-15, the State estimates that it received a total of $13.4 billion in monetary settlements from financial institutions. Since the start of Fiscal Year 2020-21, the State has received settlements totaling $600 million.

Impact of Federal Tax Law Changes. The TCJA has made major changes to the federal tax code, including changes to federal personal income taxes, corporate income taxes, and estate taxes. The State's income tax system interacts with the federal system in numerous ways. The federal changes will have significant flow-through effects on State tax burdens and revenues. From the standpoint of individual New York State taxpayers, one of the most onerous provisions in the TCJA is a $10,000 limit on the deductibility of State and Local Tax ("SALT") payments, effective for tax year 2018. The SALT limit represents a large increase in the State's effective tax rate relative to historical experience, and may adversely affect New York's economic competitiveness. DOB and the State Department of Taxation and Finance ("DTF") estimate that the SALT limit raises federal tax liability for New York taxpayers by approximately $14 billion for tax year 2018, relative to what taxpayers would have paid absent the limitation. Over the course of the eight years the SALT limit is scheduled to be in effect, the State estimates that resident taxpayers who itemize at the federal level for each year through 2025 will collectively pay an additional $121 billion in federal taxes relative to what they would have paid absent the SALT limit.

Moreover, the TCJA contains numerous provisions that may adversely affect residential real estate prices in the State and elsewhere, of which the SALT limit is the most significant. A loss of wealth associated with a decline in home prices could have a significant impact on household spending in the State through the wealth effect, whereby consumers perceive the rise and fall of the value of an asset, such as a home, as a corresponding increase or decline in income, causing them to alter their spending practices. Reductions in household spending by New York residents, if they were to occur, would be expected to result in lower sales for the State's businesses, which, in turn, would cause further reductions in economic activity and employment. Lastly, falling home prices could result in homeowners delaying the sale of their homes. The combined impact of lower home prices and fewer sales transactions could result in lower real estate transfer tax collections.

The State enacted tax reforms intended to mitigate issues arising from the federal law, including decoupling many State tax provisions from the federal changes, the creation of an optional payroll tax program, and the establishment of a new State charitable giving vehicle. In addition, the State, along with certain other states, has filed a lawsuit intended to protect New York taxpayers from the new federal limit on the SALT deduction. That lawsuit remains pending.

State Finances

The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type. The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State. State Funds includes the State General Fund and other State-supported funds including State Special Reserve Funds, Capital Projects Funds and Debt Service Funds. The State General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

Fiscal Year 2019-20 Results. The State ended Fiscal Year 2019-20 in balance on a cash basis in the State General Fund, based on preliminary, unaudited results. State General Fund receipts, including transfers from other funds, totaled $79.2 billion. State General Fund disbursements, including transfers to other funds, totaled $77.5 billion. The State ended Fiscal Year 2019-20 with a State General Fund balance of $8.9 billion, a decrease of $1.7 billion from Fiscal Year 2018-19 results.

Update to Fiscal Year 2020-21 Enacted Budget. The revisions to the Enacted Budget for Fiscal Year 2020-21 now project that the State General Fund will have budget gaps of $8.7 million in Fiscal Year 2021-22, $9.7 million in Fiscal Year 2022-23 and $9.4 billion in Fiscal Year 2023-24. The State has updated its current Financial Plan to cover an estimated State General Fund receipts shortfall of $14.9 billion.

State General Fund receipts, including transfers from other funds, are estimated to total $69.2 billion in Fiscal Year 2020-21, a decrease of $10 billion (12.7%) from Fiscal Year 2019-20 results due to the shock to the economy brought on by the global COVID-19 pandemic. State General Fund disbursements, including transfers to other funds, are expected to total $70.9 billion in Fiscal Year 2020-21, a decrease of $6.6 billion (8.5%) from Fiscal Year 2019-20 results. State General Fund disbursements are affected by the level of financing sources available in other funds, transfers of balances between funds of the State and other factors that may change from year to year. State General Fund transfers to other funds are projected to total $6.4 billion, an increase of $348 million from Fiscal Year 2019-20.

Balances in the State's rainy day reserves are expected to remain at approximately $2.5 billion for Fiscal Year 2020-21. The revised Enacted Budget for Fiscal Year 2020-21 maintains a reserve of $500 million for debt management purposes. The State projects that it will end Fiscal Year 2020-21 with a State General Fund cash balance of $7.2 billion, a decrease of $1.7 billion from Fiscal Year 2019-20. The balance from monetary settlements is estimated to total approximately $2.2 billion, a decrease of $425 million from Fiscal Year 2019-20.

State Indebtedness

The State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. At the end of the second quarter of Fiscal Year 2020-2021, State-related debt outstanding totaled $60.51 billion, excluding capital leases and mortgage loan commitments, equal to approximately 4.2% of New York personal income. The State General Fund transfer finances debt service payments on general obligation and service contract bonds. Debt service is paid directly from other State funds for the State's revenue bonds.

Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financing through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature. The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees. In June 2020, the State secured a $3.0 billion line of credit but, to date, has not drawn on it.

Cash Position. The State authorizes the State General Fund to borrow money temporarily from available funds held in the State's Short Term Investment Pool ("STIP") until to the end of the fiscal year. The State continues to reserve money on a quarterly basis for debt service payments that are financed with State General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including personal income tax bonds and sales tax bonds, continues to be set aside as required by law and bond covenants.

Limitations on State-Supported Debt. The Debt Reform Act of 2000 limits outstanding State-supported debt to no greater than 4% of New York State personal income, and debt service on State-supported debt to no greater than 5% of All Funds receipts. The limits apply to all State-supported debt issued after April 1, 2000. Bond caps are legal authorizations to issue bonds to finance the State's capital projects. As the bond cap for a particular programmatic purpose is reached, subsequent legislative changes are required to raise the statutory cap to the level necessary to meet the bondable capital needs, as permitted by a single or multi-year appropriation. DOB projects that debt outstanding and debt service will continue to remain below the limits imposed by the Debt Reform Act, due to the suspension of the debt cap during Fiscal Year 2020-21. State-related debt service is projected at $10.4 billion in Fiscal Year 2020-21, an increase of $5.4 billion from Fiscal Year 2019-20.

Variable Rate Obligations and Related Agreements. State statutory law authorizes issuers of State-supported debt to issue a limited amount of variable rate obligations and, subject to various statutory restrictions, enter into a limited amount of interest rate exchange agreements. State law limits the use of debt instruments which result in a variable rate exposure to no more than 15% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15% of total State-supported outstanding debt. As of March 31, 2020, State-supported debt in the amount of $54.2 billion was outstanding, resulting in a variable rate exposure cap and interest rate exchange agreement cap of approximately $8.1 billion each. As of March 31, 2020, both amounts were less than the statutory cap of 15%.

As of March 31, 2020, the State's authorized issuers had entered into a notional amount of $952 million of interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 1.8% of total debt outstanding. Overall, the State's swap exposure is expected to decline from 1.8% in Fiscal Year 2019-20 to 0.8% in Fiscal Year 2024-25.

State-Supported Debt

General Obligation Bond Programs. General obligation debt is currently authorized by the State for transportation, environment, housing and education purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, and mass transportation, rail, aviation, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 2020, approximately $2.1 billion of general obligation bonds were outstanding.

Lease-Purchase and Contractual-Obligation Financing Programs. Lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities has been used primarily by the State to finance the State's bridge and highway programs, State University of New York and City University of New York buildings, health and mental hygiene facilities, prison construction and rehabilitation and various other State capital projects. As of March 31, 2020, approximately $1.5 billion of State-supported lease-purchase and other contractual obligation financings were outstanding.

Personal Income Tax (PIT) Revenue Bond Program. From 2002 to 2013, the PIT Revenue Bond program was the primary financing vehicle used to fund the State's capital program. Since 2013, the PIT Revenue Bond program and the State's Sales Tax Revenue Bond program have been the largest sources of financing for the State's capital program. As of March 31, 2020, approximately $37.1 billion of State PIT Revenue Bonds were outstanding.

Sales Tax Revenue Bond Program. Legislation included in the Fiscal Year 2013-14 Enacted Budget created the Sales Tax Revenue Bond program. This bonding program replicates certain credit features of existing revenue bonds and is expected to provide the State with increased efficiencies and a lower cost of borrowing. The Sales Tax Revenue Bonds are secured by dedicated revenues consisting of 1 cent of the State's 4 cent sales and use tax receipts. Such sales tax receipts in excess of debt service requirements will be transferred to the State General Fund. The first Sales Tax Revenue Bond issuance occurred in October 2013, and it is anticipated that the Sales Tax Revenue Bonds will be used interchangeably with PIT Revenue Bonds to finance State capital needs. As of March 31, 2020, $11.5 billion of Sales Tax Revenue Bonds were outstanding.

Ratings. The current ratings of the State's general obligation bonds are "Aa2" from Moody's, "AA+" from S&P and "AA+" from Fitch. Fitch has assigned a negative outlook to its rating, while S&P has confirmed its stable outlook.

Fiscal Year 2020-21 State Supported Borrowing Plan. Spending on capital projects is projected to total $15.1 billion in Fiscal Year 2020-21, including $359 million in "off-budget spending" directly from bond proceeds held by public authorities. In Fiscal Year 2020-21, the State is planning debt issuances totaling $10.3 billion to finance spending on capital projects, an increase of $5.5 billion (113%) from Fiscal Year 2019-20.

The Metropolitan Transportation Authority ("MTA") and its operating agencies have suffered devastating reductions in ridership as a result of the COVID-19 pandemic. As of November 16, 2020, on a year-over-year basis, ridership has declined 69% on the subways, 79% on the MTA-Metro North Railroad, 73% on the Long Island Rail Road and 52% on buses. Current analysis projects the calendar year impact on the MTA to be revenue losses of between $7 billion and $8.5 billion in 2020 and another $5.1 billion to $7.8 billion in 2021. The MTA has received $4 billion in federal aid and is seeking another $12 billion in federal assistance.

Pension and Retirement Systems

The State's retirement systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. State employees made up about 32% of total membership as of March 31, 2020. There were 2,962 other public employers participating in the State's retirement systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and many public authorities. As of March 31, 2020, 673,336 persons were members and 487,407 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired.

Assets are held by the Common Retirement Fund (the "CRF") for the exclusive benefit of members, pensioners and beneficiaries. Investments are made by the Comptroller as trustee of the CRF. Net assets available for benefits as of March 31, 2020 were $198.1 billion (including $5.0 billion in receivables, which consist of employer contributions, amortized amounts, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), a decrease of $317.1 million (7.9%) from prior fiscal year's level of $215.2 billion. The decrease in net position restricted for pension benefits from Fiscal Year 2018-19 to Fiscal Year 2019-20 is primarily the result of the net depreciation of the fair value of the investment portfolio.

The present value of anticipated benefits for current members, retirees, and beneficiaries increased from $260.3 billion on April 1, 2019 to $268.9 billion (including $139.7 billion for current retirees and beneficiaries) on April 1, 2020. It is anticipated that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from plan net position on April 1, 2020 in that amortized cost was used instead of market value for bonds and mortgages, and the non-fixed investments utilized a smoothing method. Actuarial assets increased from $213.0 billion on April 1, 2019 to $214.1 billion on April 1, 2020.

An amendment to the laws adopted in 2010 authorized the State and participating employers to amortize a portion of their annual pension costs during periods when actuarial contribution rates exceed thresholds established by the statute. Amortized amounts must be paid by the State and participating employers in equal annual installments over a ten-year period, and employers may prepay these amounts at any time without penalty. Employers are required to pay interest on the amortized amount at a rate determined annually by the Comptroller that is comparable to taxable fixed income investments of a comparable duration. The interest rate on the amount an employer chooses to amortize in a particular rate year will be the rate for that year and will be fixed for the duration of the ten-year repayment period. Should the employer choose to amortize in the next rate year, the interest rate on that amortization will be the rate set for that year, which may be different from the previous rate year. For amounts amortized in Fiscal Years 2018-19, 2019-20 and 2020-21 the interest rate was 3.64%, 2.55% and 1.33%, respectively. The first payment is due in the fiscal year following the decision to amortize pension costs. When contribution rates fall below legally specified levels and all outstanding amortizations have been paid, employers that elected to amortize will be required to pay additional monies into reserve funds, specific to each employer, which will be used to offset their contributions in the future. These reserve funds will be invested separately from pension assets. Over time, it is expected that this will reduce the budgetary volatility of employer contributions. As of March 31, 2020, the amortized amount receivable, including accrued interest for the 2017 amortization, is $4.4 million from 9 participating employers; the amortized amount receivable, including accrued interest for the 2018 amortization, is $3.6 million from 4 participating employers; and the amortized amount receivable, including accrued interest for the 2019 amortization, is $3.9 million from 1 participating employer. The State did not amortize any of those amounts in those years.

Litigation

The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million or involving significant challenge to or impact on the State's financial policies or practices. These proceedings could adversely affect the State's finances in the current fiscal year or thereafter. The State believes that its budget will include sufficient reserves to offset the costs associated with the payment of judgments that may be required during the current fiscal year. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential budget resources available for the payment of judgments.

Real Property Claims. Over the years, there have been a number of cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or their predecessors-in-interest in the 18th and 19th centuries were illegal. Of these cases, only one remains active.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The defendants' motion for judgment on the pleadings, relying on prior decisions in other cases rejecting such land claims, was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims are dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk Power Corporation.

On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties will work towards a mutually agreeable resolution of the tribe's land claim. The land claim has been stayed through at least February 12, 2021 to allow for settlement negotiations.

On May 28, 2014, the State, the New York Power Authority and St. Lawrence County signed a memorandum of understanding with the St. Regis Mohawk Tribe endorsing a general framework for a settlement, subject to further negotiation. The memorandum of understanding does not address all claims by all parties and will require a formal written settlement agreement. Any formal settlement agreement will also require additional local, State and Congressional approval.

School Aid. In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State's system of financing public education violates the State Constitution on the ground that it fails to provide a sound basic education. In a decision and order dated July 21, 2009 the trial court denied the State's motion to dismiss the action. The State appealed this decision, which was upheld by the appellate court on January 13, 2011. On May 6, 2011, defendants were granted leave to appeal to the Court of Appeals. On June 26, 2012, the Court of Appeals denied the State's motion to dismiss. The trial commenced on January 21, 2015 and completed on March 12, 2015. On September 19, 2016, the trial court ruled in favor of the State and dismissed the action. Plaintiffs filed a notice of appeal dated October 5, 2016. On October 26, 2017, the Court of Appeals reversed the trial court's decision and remanded the case back to the trial court. On January 10, 2019, the trial court issued a decision in favor of the State dismissing the action. Plaintiffs are appealing and filed their brief on August 31, 2020; the State filed its brief on October 29, 2020.

In Aristy-Farer, et al. v. The State of New York, et al., commenced February 6, 2013, plaintiffs seek a judgment declaring that the statutory provisions linking payment of State school aid increases for Fiscal Year 2012-2013 to submission by local school districts of approvable teacher evaluation plans violates certain provisions of the State Constitution because implementation of the statutes would prevent students from receiving a sound basic education. By decision dated August 12, 2014, the trial granted a motion to consolidate Aristy-Farer with New Yorkers for Student Educational Rights. On June 27, 2017, the Aristy-Farer action was dismissed.

In New Yorkers for Students Educational Rights v. New York, the organizational plaintiff and several individual plaintiffs filed suit on February 11, 2014 claiming that the State is not meeting its constitutional obligation to fund schools in New York City and throughout the State to provide students with an opportunity for a sound basic education. Among other things, plaintiffs specifically allege that the State is not meeting its funding obligations for New York City schools under the Court of Appeals' 2006 decision in Campaign for Fiscal Equity ("CFE") v. New York and also challenge legislation conditioning increased funding for New York City schools on the timely adoption of a teacher evaluation plan.

On May 30, 2014, the State filed a motion to dismiss all claims. On November 17, 2014, the trial court denied defendants' motion to dismiss and granted a motion by the City of Yonkers to intervene a plaintiff in the proceeding. Defendants' filed a notice of appeal on both November 1, 2014 decisions on December 15, 2014. Defendants' filed an answer to the petition on February 2, 2015. The appeals of both November 17, 2014 decisions, along with Aristy-Farer, were heard on February 24, 2016. On September 8, 2016, the court ruled largely in favor of plaintiffs and held that the bulk of their school-financing claims could proceed. Defendants moved for leave to appeal, and that motion was granted on December 15, 2016. The matter was fully briefed and the court heard argument on May 30, 2017.

On June 27, 2017, the Court of Appeals held that the plaintiffs could proceed on their claims that the State was failing in its constitutional obligation to ensure the provision of minimally adequate educational services in the New York City and Syracuse school districts and remanded for further proceedings as to those two districts only. Amended complaints were filed by the plaintiffs on May 4, 2018, and the defendants filed their answers on July 10, 2018. The parties have not yet completed depositions of plaintiffs and defendants, and they expect to conduct these depositions through March 2020. During the fall of 2019, certain individual plaintiffs voluntarily discontinued their claims and, as a result, are no longer a subject of litigation.

In New York State United Teachers, et al. v. The State of New York, et al., commenced September 15, 2020, plaintiffs seek a judgment declaring that State's authority to withhold aid to public schools that was appropriated under the Fiscal Year 2020-21 Enacted Budget, and the exercise of that authority by the DOB, are unconstitutional. Plaintiffs also seek an order requiring the DOB to release withheld funds and injunctive relief barring any future withholding or delayed payment of monies appropriated to public schools in the 2021 budget. The response deadline is within 20 days of service, which has not yet been effected.

Health Insurance Premiums. In NYSCOBPA v. Cuomo and ten other cases, State retirees, and certain current court employees, allege various claims against the governor and other State officials, challenging a 2011 increase in their health insurance contribution. Following discovery, the State defendants filed motions for summary judgment in all cases. On September 24, 2018, the trial court granted defendants' motions for summary judgment in all respects. Between October 13, 2018 and November 2, 2018, notices of appeal were filed in all eleven cases. On December 21, 2018, the appellate court issued an order coordinating briefing in all of those cases. Brief responding was filed on July 8, 2019. Plaintiffs' reply briefs were filed on or about August 7, 2019. Oral argument in the Second Circuit was held on June 22, 2020. The panel has not yet issued a decision.

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES

See the prospectus and "How to Buy Shares" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Except as may be otherwise described in "How to Buy Shares—Information Regarding the Offering of Share Classes" in Part II of this SAI or in the prospectus, fund shares may be purchased directly from the fund or through Service Agents that have entered into service agreements with the Distributor. Except for purchases through certain Service Agents, the initial investment must be accompanied by the Account Application. If required information is missing from your Account Application, it may be rejected. If an account is established pending receipt of requested information, it may be restricted to liquidating transactions only and closed if requested information is not received within specified time frames. Subsequent purchase requests may be sent directly to the Transfer Agent or your Service Agent or as otherwise described in the prospectus. Shares of the funds will only be issued against full payment. You will be charged a fee if a check used to purchase fund shares is returned unpayable. Effective July 1, 2011, the funds issue shares in book entry form only and no longer issue share certificates.

Each fund reserves the right to reject any purchase order. No fund will establish an account for a "foreign financial institution," as that term is defined in Treasury rules implementing Section 312 of the USA PATRIOT Act. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter. No fund will accept cash, travelers' checks or money orders as payment for shares.

Service Agents may impose certain conditions on their clients which are different from those described in the prospectus and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. The availability of certain share classes and/or shareholder services described, as applicable, in the prospectus or this SAI will depend on the policies, procedures and trading platforms of the Service Agent. To be eligible for the share classes, sales charge reductions or waivers, and/or shareholder services described in the prospectus or this SAI, you may need to open a fund account directly with the fund. You should consult your Service Agent in this regard. As discussed under "Management Arrangements—Distributor" in Part III of this SAI, Service Agents may receive revenue sharing payments from BNYM Investment Adviser or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell fund shares, instead of other mutual funds for which the Service Agent receives lower or no revenue sharing payments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the Service Agent. As there may be many different policies, procedures or practices adopted by different Service Agents to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a Service Agent and its representatives may vary by Service Agent. Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

The Code imposes various limitations on the amount that may be contributed by fund shareholders to certain Retirement Plans or government sponsored programs. These limitations apply to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs. Participants and Retirement Plan or program sponsors should consult their tax advisors for details.

Investment Minimums

Each fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

Except as may be otherwise described in "How to Buy Shares—Investment Minimums" in Part II of this SAI, shares of each fund are offered without regard to the minimum initial investment requirements to fund board members who

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elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund.

Small Account Policies

The funds reserve the right to waive any small account policies that are described in the prospectus.

In-Kind Purchases

Certain funds may, at their discretion, permit the purchases of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to the fund's minimum initial investment. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

Securities accepted by a fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the fund and prior to the exchange will be considered in valuing the securities. When securities are acquired by the fund, all interest, dividends, subscription or other rights attached to the securities become the property of the fund. The exchange of securities for fund shares may be a taxable transaction to the shareholder. For further information about "in-kind" purchases, call 1-800-373-9387 (inside the U.S. only).

Information Pertaining to Purchase Orders

Purchases Through Service Agents (non-money market funds only). The funds have authorized certain Service Agents to serve as Authorized Entities (i.e., as agents for the fund that accept purchase and redemption orders on behalf of the fund). Such Authorized Entities are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the fund. If a Service Agent is an Authorized Entity or an Authorized Entity's designee, the fund will be deemed to have received a purchase or redemption order when such Service Agent or its designee received the order, and the order will be priced at the fund's NAV next calculated after the order is received and accepted by the Service Agent or its designee. Orders submitted through a Service Agent that is not an Authorized Entity are priced at the fund's NAV next calculated after the fund receives the order in proper form from the Service Agent and accepts it, which may not occur on the day the order is submitted to the Service Agent.

For certain Service Agents, payment for the purchase of shares of funds may be transmitted, and must be received by the Transfer Agent, within two business days after the order is placed. If such payment is not received within two business days after the order is placed, the order may be canceled and the Service Agent could be held liable for resulting fees and/or losses.

TeleTransfer Privilege. Except as may be otherwise described in "How to Buy Shares—TeleTransfer Privilege" in Part II of this SAI, you may purchase fund shares by telephone or online if you have supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

TeleTransfer purchase orders may be made at any time. If purchase orders are received prior to the time as of which the fund calculates its NAV (as described in the prospectus) on any day the Transfer Agent and the NYSE are open for regular business, fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after the time as of which the fund calculates its NAV on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any fund holiday (e.g., when the NYSE is not open for business) fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed as described below under "Additional Information About How to Redeem Shares—Share Certificates; Medallion Signature Guarantees." See

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"Additional Information About How to Redeem Shares—TeleTransfer Privilege" below for more information. TeleTransfer Privilege enables investors to make regularly scheduled investments and may provide investors with a convenient way to invest over time, but does not guarantee a profit and will not protect an investor against loss in a declining market.

Reopening an Account. You may reopen an account in a fund that you previously closed without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information in the old Account Application is still applicable. During the second calendar year after your account was closed, you may be eligible to reopen such account for part of that calendar year. Please call 1-800-373-9387 (inside the U.S. only) or contact your financial representative for availability or options before seeking to invest in such account. You cannot at any time reopen an account that you closed in a fund, or in a share class of a fund, that previously was closed to new investment accounts.

Multi-Class Funds. When purchasing shares of a Multi-Class Fund, you must specify which class is being purchased. In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales load is applicable to a purchase. You or your Service Agent must notify the fund or the Distributor whenever a quantity discount or reduced sales load is applicable to a purchase and must provide the fund or the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

Service Agents may receive different levels of compensation for selling different classes of shares of the Multi-Class Funds, which may depend on, among other things, the type of investor and the policies, procedures and practices adopted by your Service Agent.

Class A. Except as may be otherwise described in the prospectus or in "How to Buy Shares—Class A" in Part II of this SAI, the public offering price for Class A shares of each Multi-Class Fund that is an equity fund is the NAV per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	5.75	6.10	5.00

$50,000 to less than $100,000	4.50	4.71	3.75

$100,000 to less than $250,000	3.50	3.63	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

____________________________
*Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Effective February 4, 2009 (the "Exchange Date"), Old Class T shares are no longer offered by any Multi-Class Fund. Holders of Old Class T shares of a Multi-Class Fund as of the Exchange Date received automatically, in exchange for their Old Class T shares of a fund, Class A shares of the fund having an aggregate NAV equal to the aggregate value of the shareholder's Old Class T shares. Shareholders of a Multi-Class Fund who received Class A shares of the fund in exchange for their Old Class T shares of the fund on the Exchange Date, may purchase Class A shares of the fund directly from the fund, for accounts maintained with the fund, at the NAV per share of Class A of the fund.

Except as may be otherwise described in the prospectus or in "How to Buy Shares—Class A" in Part II of this SAI,

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the public offering price for Class A shares of each Multi-Class Fund that is a bond fund is the NAV per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

___________________________
*Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of a Multi-Class Fund purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the NAV of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

• Class A Shares Offered at NAV. Full-time employees of member firms of FINRA and full-time employees of other Service Agents may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if fund shares are offered to such plans or programs), or for their spouses or minor children, at NAV without a sales load, provided they have furnished the fund or the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. In addition, Class A shares are offered at NAV to full-time or part-time employees of BNYM Investment Adviser or any of its affiliates or subsidiaries, directors of BNYM Investment Adviser, board members of a fund advised by BNYM Investment Adviser or its affiliates, or the spouse, domestic partner or minor child of any of the foregoing. Additional information about purchasing Class A shares at NAV is in the prospectus.

• Dealer Reallowance. The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised or administered by BNYM Investment Adviser which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares. See "Management Arrangements—Distributor" below.

• Rights of Accumulation. Except as may be otherwise described in the prospectus or in "How to Buy Shares—Rights of Accumulation" in Part II of this SAI, reduced sales loads apply to any purchase of Class A shares by you and any related Purchaser where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Eligible Shares, or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of such fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be the sales load in effect for a transaction in the range of $50,000 to less than $100,000. All present holdings of Eligible Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

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To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the fund or the Distributor if orders are made by wire or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

• Conversion of All Class B Shares. Effective as of the Effective Date, each Multi-Class Fund offering Class B shares converted its outstanding Class B shares to Class A shares of the fund (or, for certain funds, Class D shares of the fund—see "How to Buy Shares" in Part II of this SAI). Class B shares are no longer offered by such funds and have been terminated as a separately designated class of each such fund. On the Effective Date, holders of Class B shares of a fund received Class A shares (or, as applicable, Class D shares) of the fund having an aggregate NAV equal to the aggregate NAV of the shareholder's Class B shares. Each such fund's Class A shares (or, as applicable, Class D shares) have a lower total annual expense ratio than the fund's Class B shares. No front-end sales load or CDSC was imposed in connection with the conversion. Any subsequent investments in a fund's Class A shares by holders of Class A shares that were converted from Class B shares will be subject to the front-end sales load applicable to the fund's Class A shares.

Class C. The public offering price for Class C shares is the NAV per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Additional Information About How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class C" below.

Class I. The public offering price for Class I shares is the NAV per share of that class.

Shareholders who received Class I shares of a fund in exchange for Class Y shares of a corresponding Acquired Fund as a result of the reorganization of such Acquired Fund may purchase directly from the fund, for accounts maintained with the fund, Class I shares of any fund in the BNY Mellon Family of Funds whether or not they would otherwise be eligible to do so. Additional information about eligibility to purchase Class I shares is in the prospectus and may be in Part II of this SAI.

Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

Class Y. The public offering price for Class Y shares is the NAV per share of that class. The fund, BNYM Investment Adviser or the Distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments with respect to Class Y shares. In addition, neither BNYM Investment Adviser nor the Distributor nor their affiliates will provide any "revenue sharing" payments with respect to Class Y shares, except that the Distributor may make payments to financial intermediaries for services rendered in connection with technology and programming set-up, dealer platform development and maintenance or similar services.

Class K. The public offering price for Class K shares is the NAV per share of that class.

Service Class. The public offering price for Service Class shares is the NAV per share of that class.

All Other Funds and Share Classes. The public offering price is the NAV per share of the class. Service Agents purchasing fund shares on behalf of their clients determine the share classes available for their clients.  Accordingly, the availability of shares of a particular class will depend on the policies, procedures and trading platforms of your Service Agent.  Service Agents may receive different levels of compensation for selling different classes of shares of a fund. Please consult your Service Agent.

Information Relating to Purchase Orders (money market funds only)

Timing of Orders. Shares of each fund are sold on a continuous basis at the NAV per share next determined after an order is received "in proper form."

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For each Government MMF and Retail MMF, an order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives Federal Funds or other immediately available funds promptly thereafter. Unless other arrangements have been made in advance, the fund generally expects to receive the funds within two hours after the order is received by the fund or an Authorized Entity by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m., Eastern time), whichever is earlier.

For each Institutional MMF, an order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives Federal Funds or other immediately available funds promptly thereafter. Unless other arrangements have been made in advance, the fund generally expects to receive the funds within two hours after the time at which the fund's NAV is next calculated after the order is received by the fund or by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m., Eastern time), whichever is earlier.

If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested in the fund.

Orders Placed Through Authorized Entities. For each Government MMF and Retail MMF, financial intermediaries may serve as Authorized Entities (i.e., as agents for the fund that accept purchase and redemption orders on behalf of the fund). Such Authorized Entities are authorized to designate other intermediaries to received purchase and redemption orders on behalf of the fund. If a financial intermediary is an Authorized Entity or an Authorized Entity's designee, the fund will be deemed to have received a purchase or redemption order when such financial intermediary or its designee receives the order, and the order will be priced at the fund's NAV next calculated after the order is received and accepted by the financial intermediary or its designee. Orders submitted through a financial intermediary that is not an Authorized Entity are priced at the fund's NAV next calculated after the fund receives the order in proper form from the financial intermediary and accepts it, which may not occur on the day the order is submitted to the financial intermediary.

With the exception of orders from certain Retirement Plans, intermediaries are not authorized by Institutional MMFs to be Authorized Entities. Orders (other than those from certain Retirement Plans that are Authorized Entities) submitted through financial intermediaries are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

If a financial intermediary serves as an Authorized Entity of a Retail MMF or a Government MMF and accepts trade orders on the fund's behalf, the Authorized Entity must record (i.e., "time stamp") the time of its acceptance of such trade orders for the purposes of, among other things, determining whether the orders preceded or followed the effective implementation time of a liquidity fee or redemption gate, or a modification thereto. If the Authorized Entity fails to time stamp orders received in a manner satisfactory to the fund, such orders will be deemed received when they are received by the fund.

Converting Shares

Under certain circumstances, shares of a fund with more than one class may be converted from one class of shares to another class of shares of the same fund. The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. An investor whose fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion.

Taxpayer ID Number

Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN could subject you to a $50 penalty imposed by the IRS.

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Frequent Purchases and Exchanges (non-money market funds only)

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund's performance and its shareholders. If fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the BNY Mellon Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading. In addition, a fund may refuse or restrict purchase or exchange requests for fund shares by any person or group if, in the judgment of fund management, the fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the fund receives or anticipates receiving simultaneous orders that may significantly affect the fund. If an exchange request is refused, the fund will take no other action with respect to the fund shares (i.e., shares will not be redeemed) until it receives further instructions from the investor. While a fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

Transactions made through Automatic Withdrawal Plan, Auto-Exchange Privileges, automatic investment plans (including Automatic Asset Builder), automatic non-discretionary rebalancing programs, minimum required retirement distributions and investments through certain third party programs for individual investors approved by the fund generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES

See the prospectus or "How to Redeem Shares" in Part II of this SAI for fund-specific and other information about the redemption of fund shares.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, each fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. "Proper form" includes, for example, receipt of documentation deemed by the fund to be sufficient to evidence authority to redeem shares in the account, which for certain shareholders includes receipt of a manually executed (i.e., not photocopy) Account Application and related documentation.  If you have purchased fund shares by check (including a certified or cashier's check), by TeleTransfer Privilege or through Automatic Asset Builder and subsequently submit a written redemption request to the Transfer Agent, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier. In addition, the fund will not honor redemption checks under the Checkwriting Privilege, and will not process wire, online or TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase the shares for which the redemption is requested, whichever is earlier. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.

If you hold shares of more than one class of a fund with more than one class, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, the Wire Redemption Privilege, TeleTransfer Privilege and the Telephone Exchange Privilege authorize the Transfer Agent to act on telephone (including over the Express voice-activated account access system), letter or online instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow

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such procedures, the fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the fund nor the Transfer Agent will be liable for following telephonic instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone or online to request a redemption or exchange of fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephonic redemption had been used. During the delay the NAV of non-money market funds may fluctuate.

Redemption Fee

Certain funds will deduct a redemption fee as described in the relevant funds' prospectuses. Subject to the exceptions described in a fund's prospectus, shares held for less than the 60-day holding period will be subject to the fund's redemption fee, whether held directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for Retirement Plan participants or any other third party. If you hold your shares through an intermediary's omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the fund.

The redemption fee will be charged and retained by a fund on shares sold before the end of the required holding period. For purposes of applying the redemption fee, the fund will use the "first-in, first-out" method to determine the holding period for the shares sold. Under this method, shares held the longest will be deemed to be redeemed or exchanged first. The holding period commences on the day after your purchase order is effective. For example, the holding period for shares purchased on October 31 (trade date) begins on November 1 and ends on the 59th day, which is December 29. Thus, if you redeemed these shares on December 29, you would be assessed the fee, but you would not be assessed the fee if you redeemed on or after December 30.

A redemption fee generally is collected by deduction from the redemption proceeds, but may be imposed by billing you if the fee is not imposed as part of the redemption transaction.

A fund may postpone the effective date of the assessment of the redemption fee on the underlying shareholder accounts within an omnibus account if an intermediary requires additional time to collect the fund's redemption fee.

The funds' prospectuses contain information on transactions for which the redemption fee is waived. The funds reserve the right to exempt additional transactions from the redemption fee.

Contingent Deferred Sales Charge—Multi-Class Funds

Class C. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (i) the current NAV of Class C shares of the fund acquired through reinvestment of fund dividends or capital gain distributions, plus (ii) increases in the NAV of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class C shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of the fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through the reinvestment of fund dividends. Within a year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105

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shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

Waiver of CDSC. Except as otherwise may be provided in the prospectus, the CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by Retirement Plans, provided that the shares being redeemed were purchased through a financial intermediary that performs recordkeeping or other administrative services for the Retirement Plan, or were purchased directly from the fund, (c) redemptions as a result of a combination of any investment company with the fund by merger, acquisition of assets or otherwise, (d) redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code and (e) redemptions pursuant to Automatic Withdrawal Plan, as described under "Additional Information About Shareholder Services—Automatic Withdrawal Plan" in Part III of this SAI. If a fund's board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the fund's prospectus or this SAI at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or, if you are a client of a Service Agent or other financial intermediary, you must notify the Service Agent or financial intermediary and then the Service Agent or financial intermediary in turn must notify the Distributor. Any such qualification is subject to confirmation of your eligibility.

Redemption Through an Authorized Entity

Except as may be otherwise described in "How to Redeem Shares—Redemption Through an Authorized Entity" in Part II of this SAI, redemption orders received by an Authorized Entity (i.e., an agent for the fund that accepts purchase and redemption orders on behalf of the fund), or an Authorized Entity's designee, by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee in accordance with the Authorized Entity's agreement with the Distributor are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined NAV. It is the responsibility of the Authorized Entity or its designee to transmit orders on a timely basis. The Authorized Entity may charge the shareholder a fee for executing the order.

Where an Authorized Entity accepts trade orders on a Retail or Institutional MMF's behalf, the Authorized Entity is required to promptly take the steps requested by the fund or its designee to impose or assist in implementing a liquidity fee or redemption gate as requested from time to time. See "Liquidity Fees and Redemption Gates (Institutional and Retail MMFs only)" below.

Checkwriting Privilege

Certain funds provide redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Allow approximately two weeks after the fund's receipt of your initial investment for receipt of your Checks. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your fund account and, except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, may be made payable to the order of any person in the amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the Check. Potential fluctuations in the NAV of a non-money market fund should be considered in determining the amount of a Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

Except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if

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the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked "insufficient funds." Checks should not be used to close your account.

You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment if they are otherwise in good order. If you hold shares in an IRA sponsored by BNYM Investment Adviser or its affiliates, you may be permitted to make withdrawals from your IRA account using checks furnished to you for this purpose.

Except with respect to money market funds, the Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent. Institutional Direct accounts are not eligible for the Checkwriting Privilege.

Wire Redemption Privilege

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, by using this privilege, you authorize the fund and the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the fund or the Transfer Agent to be genuine. Ordinarily, a fund other than a money market fund will initiate payment for shares redeemed pursuant to the Wire Redemption Privilege on the next business day if the Transfer Agent receives a redemption request in proper form prior to the time as of which the fund calculates its NAV (as described in the prospectus); for a money market fund that receives a redemption request in proper form prior to the time as of which the fund calculates its NAV, payment will be initiated the same day and the shares will not receive the dividend declared on that day.

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account. To change the commercial bank or account designated to receive redemption proceeds, a written request signed by each shareholder on the account must be sent to the Transfer Agent. Shares held in an Education Savings Account may not be redeemed through the Wire Redemption Privilege.

Redemption through Compatible Computer Facilities

Certain funds make available to institutions the ability to redeem shares through compatible computer facilities. Investors desiring to redeem shares in this manner should call BNY Mellon Institutional Services at 1-800-346-3621 to determine whether their computer facilities are compatible and to receive instructions for redeeming shares in this manner.

TeleTransfer Privilege

Except as may be otherwise described in "How to Redeem Shares—TeleTransfer Privilege" in Part II of this SAI, you may request by telephone (for regular accounts or IRAs) or online (for regular accounts only) that redemption proceeds ($500 minimum) be transferred between your fund account and your bank account. Except as may be otherwise described in "How to Redeem Shares—Transaction Fees" in Part II of this SAI or in the prospectus, transaction fees do not apply to TeleTransfer redemptions. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. Shares held in an Education Savings Account may not be redeemed through the TeleTransfer Privilege. See "Additional Information

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About How to Buy Shares—TeleTransfer Privilege" above.

Reinvestment Privilege

You may reinvest up to the number of Class A shares of a Multi-Class Fund you have redeemed at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once and your reinvestment request must be received in writing by the fund within 45 days of redemption.

Share Certificates; Medallion Signature Guarantees

Share Certificates. Effective July 1, 2011, each fund issues shares in book entry form only and no longer issues share certificates. Any certificates representing fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed as described below.

Medallion Signature Guarantees. Certain financial transactions may require signature guarantees. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (STAMP) or the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor. No other types of signature guarantees will be accepted. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment

Each fund has committed itself to pay in cash all redemption requests by any fund shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from the fund in excess of such amount, the fund reserves the right to make an In-Kind Redemption. Each fund has adopted policies and procedures regarding how and when it will make In-Kind Redemptions. Generally, an In-Kind Redemption may be made under the following circumstances: (1) (i) BNYM Investment Adviser determines that an In-Kind Redemption is more advantageous to a fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, or the redeeming shareholder has requested an In-Kind Redemption, (ii) BNYM Investment Adviser determines that an In-Kind Redemption will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) BNYM Investment Adviser determines that an In-Kind Redemption is in the best interests of the fund; (2) to manage "liquidity risk" (as defined in Rule 22e-4(a)(11) under the 1940 Act); (3) in stressed market conditions; or (4) subject to the approval of the fund's board, including a majority of the Independent Board Members, in other circumstances identified by BNYM Investment Adviser. In such event, the securities would be valued in the same manner as the fund's portfolio is valued. If the recipient sells such securities, brokerage charges would be incurred.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets a fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the fund's investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the SEC by order may permit to protect fund shareholders.

Fund Liquidation (money market funds only)

A money market fund also may permanently suspend redemptions and liquidate the fund if, among other reasons, the fund, at the end of a business day, (i) has less than 10% of its total assets invested in Weekly Liquid Assets, or,

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for a Government MMF or a Retail MMF, the fund's price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest one percent, has deviated from $1.00, or the board, including the Independent Board Members, determines that such a deviation is likely to occur, and (ii) the fund's board, including the Independent Board Members, irrevocably has approved the liquidation of the fund. In the event that the board approves liquidation of the fund, the sale of fund shares will be discontinued, and the redemption of shares will be suspended following notice to the SEC and upon the filing of a supplement to the fund's prospectus(es), summary prospectus(es) and SAI advising of the liquidation. BNYM Investment Adviser will then commence the orderly liquidation of the fund's portfolio securities, following which the fund's net assets will be distributed to shareholders pursuant to a plan of liquidation adopted by the board. More information about the timing and other details of a fund's liquidation would be made available to fund shareholders following board approval.

Liquidity Fees and Redemption Gates (Institutional and Retail MMFs only)

If the fund's Weekly Liquid Assets fall below 30% of its total assets, the fund's board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or redemption gates beginning as early as the same day. In addition, if the fund's Weekly Liquid Assets fall below 10% of its total assets at the end of any business day, the fund must impose a 1% liquidity fee on shareholder redemptions unless the fund's board determines that a lower or higher fee (not to exceed 2%), or no fee, is in the best interests of the fund.

If a liquidity fee is imposed, it will be charged on all redemption orders received by the fund after the effective time of the imposition of the fee by the fund's board. A liquidity fee would not be imposed on checkwriting redemption drafts or redemption requests submitted by mail that are received on the same day that the fee is imposed.

If a redemption gate is imposed, the fund or any financial intermediary on its behalf will not accept redemption requests (including redemptions by exchange into another fund) until the fund provides notice that the redemption gate has been terminated. A redemption gate would not be imposed on checkwriting redemption drafts or redemption requests submitted by mail that are received on the same day that the gate is imposed.

When a fee or a gate is in place, the fund may elect to stop selling shares or to impose additional conditions on the purchase of shares.

ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES

See "Shareholder Services" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Automatic Asset Builder, the Payroll Savings Plan and Government Direct Deposit Privilege enable investors to make regularly scheduled investments and may provide these investors with a convenient way to invest for long-term financial goals, but do not guarantee a profit and will not protect an investor against loss in a declining market.

Shareholder Services Forms and prospectuses of the funds may be obtained by visiting www.bnymellonim.com/us or, for money market funds, www.dreyfus.com, or by calling 1-800-373-9387 (inside the U.S. only). To modify or terminate your participation in a service, call 1-800-373-9387 (inside the U.S. only). Except as otherwise stated, the shareholder services described below may be modified or terminated at any time.

Fund Exchanges

You should obtain and review the prospectus of the fund and class, if applicable, into which an exchange is being made. Upon exchanging into a new account, the following shareholder services and privileges, as applicable, will be automatically carried over to the fund into which the exchange is made: Fund Exchanges, Checkwriting Privilege, TeleTransfer Privilege, Wire Redemption Privilege and the dividends and distributions payment options (except Dividend Sweep) selected by you.

The funds reserve the right to reject any exchange request in whole or in part. If an exchange request is refused (such as when the investor is not eligible to invest in the fund into which the investor is seeking to exchange or if such fund has suspended purchases), the fund will take no other action with respect to the fund shares (i.e., shares will not be redeemed) until it receives further instructions from the investor. Fund Exchanges and the Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may

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legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, you or clients of certain Service Agents may purchase, in exchange for shares of a fund, shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the BNY Mellon Family of Funds. Fund Exchanges are subject to any redemption fee applicable to the fund from which you are exchanging, as described in such fund's prospectus. You should review carefully the current prospectus of the fund from which your shares were exchanged and, if applicable, into which shares are exchanged to determine the sales load or CDSC chargeable upon the redemption of the shares and for information on conversion features. Shares of funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:

A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

Except as may be otherwise described in "Shareholder Services" in Part II of this SAI or in the prospectus, to request an exchange, you, or a Service Agent acting on your behalf, may give exchange instructions to the Transfer Agent in writing, by telephone or online. Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, by using this privilege, you authorize the fund and the Transfer Agent to act on telephone or online instructions (including over the Express voice-activated account access system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the fund or the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. Unless otherwise stated in the prospectus, no fees currently are charged to shareholders directly in connection with exchanges, although the funds reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

When establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made (and the investor must otherwise be eligible to invest in the class of shares being purchased). For the BASIC funds, the shares being exchanged must have a current value of at least $1,000.

During times of drastic economic or market conditions, Fund Exchanges may be temporarily suspended without notice, and exchange requests may be treated based on their separate components—redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed

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at the fund's next determined NAV, but the purchase order would be effective only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Class A or Class C shares of a Multi-Class Fund. You also may exchange your Class A or Class C shares of a Multi-Class Fund that are subject to a CDSC ("CDSC Shares") for Wealth shares of Dreyfus Government Cash Management (the "Dreyfus Government Fund"), a money market fund managed by BNYM Investment Adviser. Such shares will be held in a special account of Wealth shares of the Dreyfus Government Fund (an Exchange Account). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by BNYM Investment Adviser. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares" in Part II of this SAI. Redemption proceeds for Exchange Account shares are paid by federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege and the Automatic Withdrawal Plan, each of which is described below. Prior to February 1, 2021, CDSC Shares could be exchanged for Dreyfus Class shares of the General Fund and held in an Exchange Account. No further exchanges into an Exchange Account of Dreyfus Class shares of the General Fund are permitted. Holders of shares held in an Exchange Account of the General Fund may continue to exchange those shares for shares of the relevant class of a Multi-Class Fund or for Wealth shares of the Dreyfus Government Fund. Investors may obtain a copy of the Prospectus for Wealth shares of the Dreyfus Government Fund by calling 1-800-373-9387.

Shares Received by Exchange From Class B Shares. Holders of Class A shares of a Multi-Class Fund or the General Fund received by conversion from Class B shares on the Effective Date may exchange such shares for Class A shares or no-load shares or classes of other funds managed or administered by BNYM Investment Adviser, without the imposition of a front-end sales load or CDSC.

Class Y Shares. Class Y shares of a fund have established an exchange privilege between Class Y shares of other funds in the BNY Mellon Family of Funds, as well as between Dreyfus Class shares of each of General Government Securities Money Market Fund, General Money Market Fund, General Treasury and Agency Money Market Fund and General Treasury Securities Money Market Fund, provided that, with respect to Dreyfus Class shares of such funds, the investor meets the eligibility requirements for investing in such shares.

Dreyfus Class shares of each of General Government Securities Money Market Fund, General Money Market Fund, General Treasury and Agency Money Market Fund and General Treasury Securities Money Market Fund have established an exchange privilege between Class Y shares of other funds in the BNY Mellon Family of Funds and of BNY Mellon Income Stock Fund, provided that, with respect to Class Y shares of such funds, the investor meets the eligibility requirements for investing in such shares.

Exchanges of Class I or Class Y Shares Held by a Retirement Plan. Exchanges of Class I or Class Y shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

Auto-Exchange Privilege. Auto-Exchange Privilege, which is available for existing accounts only, permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a fund, shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds of which you are a shareholder. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the BNY Mellon Family of Funds. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. With respect to Class I shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative NAV as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this privilege is effective three business days following notification by you. Shares held under IRAs and Retirement Plans are eligible for this privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to Retirement Plan accounts, exchanges may be made only among those accounts. Shares in certificate form are not eligible for this privilege.

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Automatic Asset Builder

Automatic Asset Builder permits you to purchase fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Government Direct Deposit Privilege

Government Direct Deposit Privilege enables you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) by having federal salary, Social Security or certain veterans, military or other payments from the U.S. Government automatically deposited into your fund account. When selecting this service for a fund other than a money market fund, you should consider whether Direct Deposit of your entire payment into a fund with a fluctuating NAV may be appropriate for you.

Payroll Savings Plan

Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing fund account electronically through the ACH system at each pay period. To establish a Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Payroll Savings Plan. Shares held through a Retirement Plan are not eligible for this privilege.

Dividend Options

Dividend Sweep. Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends or dividends and capital gain distributions, if any, from a fund only in shares of the same class of another fund in the BNY Mellon Family of Funds. Shares held through a Coverdell Education Savings Account sponsored by BNYM Investment Adviser or its affiliates are not eligible for this privilege. Identically registered existing IRA accounts (other than Coverdell Education Savings Accounts sponsored by BNYM Investment Adviser or its affiliates) are eligible for this privilege. Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative NAV per share as follows:

A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (Offered Shares), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dividend ACH. Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Automatic Withdrawal Plan

The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on a specific day each month, quarter or semi-annual or annual period if you have a $5,000 minimum account. Automatic Withdrawal Plan transactions that fall on a non-business day generally will be processed on the next business day. However, when the next business day is part of a new month, the transaction will be processed on the previous business day. For example, if you request that Automatic Withdrawal Plan transactions be processed on

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the 30th day of each month, and June 30th falls on a Sunday, the transaction will be processed on June 28th.

Withdrawal payments are the proceeds from sales of fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be established by completing an Automatic Withdrawal Form which you can obtain by calling 1-800-373-9387 (inside the U.S. only), visiting www.bnymellonim.com/us or, for money market funds, www.dreyfus.com or contacting your financial representative. For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-373-9387 (inside the U.S. only) or contact your financial representative. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

No CDSC will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan or (2) the account value at the time of the subsequent withdrawal. Withdrawals under the Automatic Withdrawal Plan of shares that are otherwise subject to a CDSC that exceed such amounts will be subject to the applicable CDSC.

Certain Retirement Plans, including Retirement Plans sponsored by BNYM Investment Adviser or its affiliates, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax advisor for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

Letter of Intent—Class A Shares

Except as may be otherwise described in the prospectus, by submitting a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of Eligible Shares purchased by you and any related Purchaser within a period of up to 13-months pursuant to the terms and conditions set forth in the Letter of Intent. Eligible Shares purchased within 90 days prior to the submission of the Letter of Intent ("Pre-LOI Purchases") may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-373-9387 (inside the U.S. only).

Each purchase you make from the date you submit the Letter of Intent, until the earlier of (i) the date you fulfill the terms of the Letter of Intent by purchasing the minimum investment specified in the Letter of Intent (the "LOI Purchase Commitment") or (ii) the end of the 13-month period following the date you submit the Letter of Intent, will be at the public offering price applicable to a single transaction in the amount of the LOI Purchase Commitment. The Transfer Agent will hold in escrow 5% of the minimum amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not fulfill the LOI Purchase Commitment. When you fulfill the LOI Purchase Commitment, the escrowed amount will be released and additional shares representing such amount will be credited to your account. In addition, when you fulfill the LOI Purchase Commitment, the Pre-LOI Purchases will be adjusted to reflect the sales load applicable to the LOI Purchase Commitment. The adjustment will be made in the form of additional shares credited to your account at the then-current offering price applicable to a single purchase in the amount of the LOI Purchase Commitment. If, however, total purchases at the end of the 13-month period are less than the LOI Purchase Commitment, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Submitting a Letter of Intent does not bind you to purchase, or the fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was submitted.

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Retirement Plans and IRAs

If you wish to purchase fund shares in conjunction with a Retirement Plan sponsored by BNYM Investment Adviser or its affiliates, or an IRA sponsored by BNYM Investment Adviser or its affiliates, you may request from the Distributor forms for adoption of such plans. Shares may be purchased in connection with these plans only by direct remittance of funds to the entity acting as custodian. Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds. Purchases for these plans may not be made in advance of receipt of funds.

The entity acting as custodian for Retirement Plans sponsored by BNYM Investment Adviser or its affiliates, or IRAs sponsored by BNYM Investment Adviser or its affiliates, may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax advisor.

ADDITIONAL INFORMATION ABOUT RULE 12b-1 PLANS AND NON-RULE 12b-1 SERVICES PLANS

See "Rule 12b-1 Plans and Non-Rule 12b-1 Services Plans" and "Administrative Services Plans," as applicable, in Part II of this SAI for more information about the Plan(s) adopted by your fund.

Rule 12b-1 under the 1940 Act, which is applicable to certain Plans, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. For each fund that has adopted a Plan pursuant to Rule 12b-1, the board believes that there is a reasonable likelihood that the Plan will benefit the fund and the class(es) of fund shares to which the Plan applies.

A written quarterly report of the amounts expended under a fund's Plan, and the purposes for which such expenditures were incurred, must be made to the fund's board for its review. For a Plan adopted pursuant to Rule 12b-1, the Plan provides that it may not be amended to increase materially the costs that holders of the fund's applicable class(es) of shares may bear pursuant to the Plan without the approval of the holders of such shares; other material amendments of the Plan must be approved by the board and by a majority of the board members who are Independent Board Members of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. For a Plan not adopted pursuant to Rule 12b-1, the Plan provides that material amendments to the Plan must be approved by the board and by a majority of the board members who are Independent Board Members of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Plan. As to the relevant class of fund shares (if applicable), the Plan is generally terminable at any time by vote of a majority of the board members who are Independent Board Members of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or, for a Plan adopted pursuant to Rule 12b-1, by vote of a majority of the outstanding voting securities of such class.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.

The Funds of Funds invest in Underlying Funds and, therefore, the following descriptions of investments, investment techniques and risks apply to the Underlying Funds, as applicable. To the extent a Fund of Fund's Underlying Funds invest as described below, the effect of investment risks generally would be experienced similarly for the Fund of Funds.

All Funds

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Recent Market and Economic Developments

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in Wuhan City, Hubei Province, China and has now been detected internationally. The virus, named "SARS-CoV-2" (sometimes referred to as the "coronavirus") and the resulting disease, which is referred to as "COVID-19," has been declared a pandemic by the World Health Organization and has resulted in border closings, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty.

The United States and many other developed and emerging market countries and global debt and equity capital markets have been materially and adversely affected by the impact of, and the significant uncertainty about the future caused by, the pandemic spread of COVID-19. As a result, certain financial institutions as well as the global financial system are experiencing severe economic distress. There have been material and adverse impacts on the broader financial and credit markets and the debt and equity capital for the market as a whole, and certain risks discussed in the Prospectus and elsewhere in this SAI may be exacerbated, such as credit risk, liquidity risk, interest rate risk and the risks of investing in certain sectors. Many interest rates are very low and in some cases yields are negative, and it is possible that, particularly during periods of low prevailing interest rates, the income from portfolio securities will be reduced. These events have contributed, and may continue to contribute, to severe market volatility, which may adversely impact the funds' net asset values and result in heightened volatility in the performance of the funds' investments. In addition to these events having adverse consequences for the funds and the funds' investments, the operations of the Manager and its affiliates and the funds' other service providers have been impacted, and may continue to be impacted, as a result of the COVID-19 pandemic, such as restrictions on certain business operations, which may have long-term negative impacts on such operations generally; more limited resources as the result of adverse market conditions that may negatively impact the cash flow and/or profitability of such businesses; quarantine measures and travel restrictions imposed on such entities' personnel based or temporarily located in affected regions; or any related health issues of such entities' personnel. In addition, the cost associated with combating the outbreak of COVID-19 and its negative impact on tax revenues has adversely affected the financial condition of many state and local governments. The effects of this outbreak could affect the ability of state and local governments to make payments on debt obligations when due and could adversely impact the value of their bonds.

Some sectors of the economy and individual issuers have experienced particularly large losses. For example, companies in the energy sector, including MLPs and energy infrastructure companies in which certain funds invest, have been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the pandemic spread of COVID-19 and by price competition among key oil producing countries.

The United States has responded to the COVID-19 pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, Congress passed, and President Trump signed, the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act"), a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the COVID-19 pandemic. The Trump administration has signaled that it intends to support additional legislation in response to COVID-19 in the coming months. In addition, in mid-March 2020 the Federal Reserve cut interest rates, taking the federal funds rate to a range of 0-0.25%, and has promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Federal Reserve also enacted various programs to support liquidity operations and funding in the financial markets, including massively expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. The Federal Reserve also plans to extend credit to small- and medium-sized businesses.

The current market conditions, as well as various social and political tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and global financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could

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adversely impact the funds. The Manager does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy, the securities markets and issuers held in a fund's portfolio. Fiscal stimulus packages such as the CARES Act serve to further increase the federal budget deficit, which could lead to the downgrading of the long-term sovereign credit rating for the United States. Federal Reserve policy in response to market conditions, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower a fund's performance or impair a fund's ability to achieve its investment objective. The Manager intends to monitor developments and seek to manage the funds in a manner consistent with achieving each fund's investment objective, but there can be no assurance that it will be successful in doing so.

Cybersecurity Risk

The funds and their service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Manager, Subadviser(s), Transfer Agent or Custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with a fund's ability to calculate its NAV; impediments to trading for a fund's portfolio; the inability of fund shareholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

All Funds other than Money Market Funds

Equity Securities

Equity securities include common stocks and certain preferred stocks, convertible securities and warrants. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.

Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities. For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss. If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a

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belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of equity securities tend to move by industry, market or sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.

Common Stock. Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. Common stock may be received upon the conversion of convertible securities.

Preferred Stock. Preferred stock is a form of equity ownership in a corporation. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock. While most preferred stocks pay a dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Certain convertible preferred stocks may offer enhanced yield features. These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price. Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection. Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity they may convert into either cash or a specified number of shares of common stock.

In some cases, certain preferred securities can include loss absorption provisions that make the securities more like equity. Contingent convertible capital securities (sometimes referred to as "CoCos") may have loss absorption characteristics or may provide for mandatory conversion into common shares of the issuer under certain circumstances. Loss absorption characteristics may include downward adjustment of the liquidation value of the security to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion to common stock would deepen the subordination of the investor, hence worsening standing in a bankruptcy. CoCos typically sit above equity and below senior debt with respect to seniority and are described further below under "Convertible securities."

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

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Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). Convertible securities have characteristics similar to both equity and fixed-income securities. For purposes of a fund's compliance with its 80% Test, as applicable (as defined and described in "Investment Restrictions—Fundamental and Nonfundamental Policies Related to Fund Investment Objectives, Diversification and Names—Names" in Part II of this SAI), a convertible security is considered "equity" only if the convertible security is "in the money" at the time of investment.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

CoCos are slightly different than regular convertible bonds in that the likelihood of the bonds converting to equity is "contingent" on a specified event or trigger. CoCos are securities typically issued by a bank that are designed to absorb the bank's losses during a period of financial stress, thereby improving the bank's capital position. CoCos absorb losses by converting to equity or having their principal written down (either partially or in full) when a pre-specified trigger event occurs. Absent a trigger event, the securities are hybrid instruments with debt-like characteristics. CoCos may be structured with various types of trigger events.

Synthetic Convertible Securities. So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities. An example is a non-convertible debt security and a warrant or option. The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants and Stock Purchase Rights. Warrants or stock purchase rights ("rights") give the holder the right to subscribe to equity securities at a specific price for a specified period of time. Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price. A fund's investment in warrants and rights will not entitle it to receive dividends or exercise voting rights, provide no rights with respect to the assets of the issuer and will become worthless if not profitably exercised before the expiration date. Warrants, rights or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities (further described below), or restructuring of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

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IPOs. An IPO is a company's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of FINRA apply to the distribution of IPOs. Companies offering IPOs generally have limited operating histories and may involve greater investment risk than companies with longer operating histories. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed rate fixed-income securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a fund to realize income prior to the receipt of cash payments with respect to these securities. In order for a fund to maintain its qualification as a RIC and avoid liability for federal income taxes, such fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering a fund's share price. The values of fixed-income securities also may be affected by changes in the credit rating of the issuer. Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations (and not necessarily inversely with changes in interest rates) than certain lower yielding, higher-rated fixed-income securities. See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash

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flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of a fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other embedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the fund. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. This is known as prepayment risk. Conversely, when interest rates rise, the effective duration of a fund's fixed rate mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

U.S. Government Securities. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of Treasury; others by the right of the issuer to borrow from Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

TIPS are issued by Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS generally will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations. As a result, any appreciation in principal generally will be counted as income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt

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from state and local income taxes. See also "Inflation-Indexed Securities" below.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by GNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA." The value of shares of a fund that may invest in U.S. Government obligations may be adversely affected by S&P's downgrade or any future downgrades of the U.S. Government's credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Ratings of Securities; Unrated Securities. Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund. Neither event will require the sale of such securities by the fund, but the Adviser will consider such event in determining whether the fund should continue to hold the securities. In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.

A fund may purchase unrated securities, which are not rated by a Rating Agency but that the Adviser determines are of comparable quality to the rated securities in which the fund may invest. Unrated securities may be less liquid than comparable rated securities, because dealers may not maintain daily markets in such securities and retail markets for many of these securities may not exist. As a result, a fund's ability to sell these securities when, and at a price, the Adviser deems appropriate may be diminished. Investing in unrated securities involves the risk that the Adviser may not accurately evaluate the security's comparative credit rating. To the extent that a fund invests in unrated securities, the fund's success in achieving its investment objective(s) may depend more heavily on the Adviser's credit analysis than if the fund invested exclusively in rated securities.

High Yield and Lower-Rated Securities. Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P and Fitch, and as low as those rated Caa/CCC by Rating Agencies at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk. See "Rating Categories" below for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will

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evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information. The success of a fund's investments in lower-rated securities may be more dependent on the Adviser's credit analysis than might be the case for investments in higher-rated securities.

Bond prices generally are inversely related to interest rate changes. However, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund's relative share price volatility.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry. The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time. Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities. These securities may be particularly susceptible to economic downturns. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, it may be anticipated that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV. Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund's NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.

Certain funds may invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings. As a result, it is expected that these securities will cease or will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security. Consequently, a fund would intend to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income. Reorganization entails a complete change in the structure of a business entity. An attempted reorganization may be unsuccessful, resulting in substantial or total loss of amounts invested. If reorganization is successful, the value of securities of the restructured entity may depend on numerous factors, including the structure of the reorganization, the market success of the entity's products or services, the entity's management and the overall strength of the marketplace.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues. A fund will not have any arrangement with any person concerning the acquisition of such securities.

Distressed and Defaulted Securities. Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by a fund ("Distressed Securities") is speculative and involves significant risks.

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A fund may make such investments when, among other circumstances, the Adviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities in return for the Distressed Securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the fund would receive any interest payments on the Distressed Securities, the fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the fund may be required to bear certain extraordinary expenses to protect and recover its investment. A fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value. Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the fund may be restricted from disposing of such securities for a period of time. To the extent that a fund becomes involved in such proceedings, the fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Pay-in-kind securities generally pay interest through the issuance of additional securities. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. In order for a fund to maintain its qualification as a RIC and avoid liability for federal income taxes, such fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The credit risk factors pertaining to high-yield, lower-rated securities (discussed above) also apply to lower-rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Inflation-Indexed Securities. Inflation-indexed securities, such as TIPS, are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by Treasury have varying maturities and pay interest on a semi-annual basis equal

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to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-index bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities. Any increase in the principal amount of an inflation-indexed security generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

Variable and Floating Rate Securities. Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Variable Rate Demand Notes. Variable rate demand notes include master demand notes, which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the fund.

Floating and Inverse Floating Rate Debt Instruments. The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate. The interest rate on an inverse floating rate debt instrument moves or resets in the opposite direction from the market rate of interest to

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which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these instruments involves leveraging which may magnify gains or losses.

Loans. Senior secured loans ("Senior Loans") typically hold a first lien priority and, like other types of loans, pay interest at rates that are determined daily, monthly, quarterly or semi-annually on the basis of a floating base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. As short-term interest rates increase, interest payable to a fund from its investments in loans is likely to increase, and as short-term interest rates decrease, interest payable to the fund from its investments in loans is likely to decrease. To the extent a fund invests in loans with a base lending rate floor, the fund's potential for decreased income in a flat or falling rate environment may be mitigated, but the fund may not receive the benefit of increased coupon payments if the relevant interest rate increases but remains below the base lending rate floor.

Loans in which a fund may invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions (a "Borrower"). Borrowers may obtain loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. Subordinated loans generally have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured.

Senior Loans hold the most senior position in the capital structure of a Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. Typically, in order to borrow money pursuant to a Senior Loan, a Borrower will, for the term of the Senior Loan, pledge collateral, including, but not limited to: (i) working capital assets, such as accounts receivable and inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill) and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of a loan (the "Loan Agreement"). In a typical loan, an agent (the "Agent Bank") administers the terms of the Loan Agreement. In such cases, the Agent Bank is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. A fund will generally rely upon the Agent Bank or an intermediate participant to receive and forward to the fund its portion of the principal and interest payments on the loan. Additionally, a fund normally will rely on the Agent Bank and the other loan investors to use appropriate credit remedies against the Borrower. The Agent Bank is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The Agent Bank may monitor the value of any collateral and, if the value of the collateral declines, may accelerate the loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent Bank is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to loans for which the Agent Bank does not perform such administrative and enforcement functions, the Adviser may perform such tasks on a fund's behalf, although a collateral bank will typically hold any collateral on behalf of the fund and the other loan investors pursuant to the applicable Loan Agreement.

In the process of buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When a fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a fund may receive a prepayment

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penalty fee upon the prepayment of a loan by a Borrower. Other fees received by a fund may include covenant waiver fees, covenant modification fees or other amendment fees.

Offerings of Senior Loans and other loans in which a fund may invest generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. Because there is less readily available or reliable information about most loans than is the case for many other types of securities, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Therefore, a fund investing in loans will be particularly dependent on the analytical abilities of the Adviser. No active trading market may exist for some loans, which may make it difficult to value them. Loans may not be considered securities, and purchasers, such as a fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information. Because of the financial services and asset management activities of the Adviser and its affiliates, the Adviser may not have access to material non-public information regarding a Borrower to which other lenders have access which could put a fund at a disadvantage compared to such other investors. Some loans may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Any secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of a seller to realize full value and thus cause a material decline in a fund's net asset value. In addition, a fund may not be able to readily dispose of its loans at prices that approximate those at which the fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. If a fund's investments are focused on loans, a limited supply or relative illiquidity of loans may adversely affect a fund's yield.

The settlements of secondary market purchases of Senior Loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively), are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (''LSTA''). For par loans, for example, income accrues to the buyer of the loan (the ''Buyer'') during the period beginning on the last date by which the loan purchase should have settled (T+7) and through (including) the actual settlement date. Should settlement of a par loan purchased in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the loan (this payment may be netted from the wire released on the settlement date for the purchase price of the loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received. Furthermore, the purchase of a Senior Loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and, therefore, the risk of non-delivery of the security to the fund is reduced or eliminated.

A fund may purchase and retain in its portfolio loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a loan. A fund may from time to time participate on ad-hoc committees formed by creditors to negotiate with the management of financially troubled Borrowers and may incur legal fees as a result of such participation. In addition, such participation may restrict the fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a fund also may expose the fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors.

Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with investing in loans are similar to the risks of fixed-income securities rated below investment grade, although Senior Loans are senior and secured, in contrast to other fixed-income securities rated below investment grade, which are often subordinated and/or unsecured. Any specific collateral used to secure a loan, however, may decline in value or become illiquid, which would adversely affect the loan's value. Loans are subject to a number of risks described

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elsewhere in this SAI section titled "Fixed-Income Securities," including non-payment of principal and interest, liquidity risk and the risk of investing in fixed-income securities rated below investment grade.

Investing in loans is subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans and other types of loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain issuers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of loans that are considered highly leveraged transactions. If a fund attempts to sell a loan at a time when a financial institution is engaging in such a sale, the price the fund could receive for the loan may be adversely affected.

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. These loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

The Adviser and/or its affiliates may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of the Adviser and/or the Adviser's affiliates in the loan market may restrict a fund's ability to acquire certain loans, or affect the timing or price of such acquisitions. Also, because the Adviser, in the course of investing fund assets in loans, may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted. Conversely, because of the financial services and asset management activities of the Adviser and/or its affiliates, the Adviser may not have access to material non-public information regarding the Borrower to which other lenders have access.

Participation Interests and Assignments. Loans may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which acts as Agent Bank. Co-Lenders may sell such securities to third parties called "Participants." A fund investing in such securities may participate as a Co-Lender at origination or acquire an interest in the security (a "participation interest") from a Co-Lender or a Participant. Co-Lenders and Participants interposed between a fund and the Borrower, together with the Agent Bank(s), are referred herein as "Intermediate Participants." A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest.

A fund may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the fund and the Borrower. The fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the fund's rights against the Borrower but also for the receipt and processing of payments due to the fund under the security. The fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower. The fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement nor any rights of set-off against the Borrower, and the fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, a fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the fund may also be subject to the risk that the Intermediate Participant may become insolvent. In the event of the insolvency of the Intermediate Participant, the fund may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower. Certain participation interests may

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be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant's insolvency, the Intermediate Participant's servicing of the participation interests may be delayed and the assignability of the participation interest impaired. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of a fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

A fund may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party. When the fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.

A fund may have difficulty disposing of participation interests and Assignments because to do so it will have to sell such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the fund's ability to dispose of particular participation interests or Assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for participation interests and Assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund's portfolio and calculating its NAV.

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of residential or commercial mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgage loans, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates; interest rates that change inversely to changes in interest rates; and those that do not bear interest.

Mortgage-related securities are subject to credit, prepayment and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency with respect to GNMA mortgage-backed securities), the market value of the security may fluctuate. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government. The market value of mortgage-related securities depends on, among other things, the level of interest rates, the securities' coupon rates and the payment history of the mortgagors of the underlying mortgages.

Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting solely from changes in interest rates or from prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below). Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates.

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Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

Certain mortgage-related securities, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a fund's mortgage-related securities to decrease broadly, the fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities. Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or government-sponsored entities, such as GNMA, FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include Ginnie Maes which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA or Department of Veterans' Affairs ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated "coupon rate" which represents the effective underlying mortgage rate at the time of issuance, less GNMA's and the issuer's fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. Government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of principal and interest

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by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the fourth quarter of 2017, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, no payments will be made due to net losses incurred by each entity. FNMA and FHLMC paid approximately $278.8 billion in aggregate cash dividends to Treasury over the same period (although these payments do not constitute a repayment of their draws). Each entity's projected fourth quarter payment was ultimately decreased due to an agreement entered into with Treasury that modified the dividend provisions of the senior preferred stock. In its 2016 report to Congress, FHFA stated that FNMA and FHLMC had been stabilized. However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a "severely adverse scenario" additional Treasury support of between $49.2 billion and $125.8 billion (depending on the treatment of deferred tax assets) might be required. FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the fourth quarter of 2017. Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the fourth quarter of 2017. However, in the first quarter of 2018, FNMA and FHLMC each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, FNMA and FHLMC each reported net losses during the fourth quarter of 2017 and indicated that they would request draws from Treasury in the amount of $3.7 billion and $0.3 billion, respectively. No assurance can be given that the Federal Reserve or Treasury will ensure that FNMA and FHLMC will be successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the third quarter of 2016 that it expected "continued significant uncertainty" regarding its future and the housing finance system, including how long FNMA will continue to exist in its current form, the extent of its role in the market, how long it will be in conservatorship, what form it will have and what ownership interest, if any, current common and preferred stockholders will hold after the conservatorship is terminated, and whether FNMA will continue to exist following conservatorship. FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

In 2019, FHFA began mandating that FNMA and FHLMC cease issuing their own MBS and begin issuing "Uniform Mortgage-Backed Securities" or "UMBS". Each UMBS will have a 55-day remittance cycle and can be used as

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collateral in either a FNMA or a FHLMC CMO or held for investment. Investors may be approached to convert existing mortgage-backed securities into UMBS, possibly with an inducement fee being offered to holders of FHLMC PCs.

Commercial Mortgage-Related Securities. Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.

Subordinated Securities. Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (CMOs) and Multi-Class Pass-Through-Securities. CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by: (1) Ginnie Mae, Fannie Mae or Freddie Mac pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.

Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, such as LIBOR (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the opposite direction to an applicable index or market rate such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The ability of a fund to dispose of positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

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It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO"). IOs and POs can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable-Rate Mortgage Loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities. Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers a fund or the price of a fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including a CMO tranche which collects any cash flow from collateral remaining after obligations to the other tranches have been met. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. Asset-backed securities are a form of derivative instrument. Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness

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of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see "Mortgage-Related Securities—Commercial Mortgage-Related Securities" and "—Subordinated Securities" above). These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future. The purchase of non-mortgage asset-backed securities raises considerations particular to the financing of the instruments underlying such securities.

Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations. Collateralized debt obligations ("CDOs") are securitized interests in pools of—generally non-mortgage—assets. Assets called collateral usually are comprised of loans or other debt instruments. A CDO may be called a collateralized loan obligation (CLO) or collateralized bond obligation (CBO) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

LIBOR Rate Risk. Many debt securities, derivatives and other financial instruments, including some of the funds' investments, utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England.

In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom (the "UK") financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly
3-1/2 year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for new securities and transactions.

Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could

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deteriorate during the transition period, these effects could occur prior to the end of 2021.

Municipal Securities.

Municipal Securities Generally. "Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which generally is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state (referred to in this SAI as Municipal Bonds, Municipal Obligations, State Municipal Bonds or State Municipal Obligations, as applicable—see "Glossary" below). Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions. Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

A fund's investments in municipal securities may include investments in U.S. territories or possessions such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands. A fund's investments in a territory or possession could be affected by economic, legislative, regulatory or political developments affecting issuers in the territory or possession. For example, Puerto Rico, like many other states and U.S. municipalities, experienced a significant downturn during the recent recession and continues to face significant fiscal challenges, including persistent government deficits, underfunded public pensions, sizable debt service obligations and a high unemployment rate. As a result, many Rating Agencies have downgraded Puerto Rico's various municipal issuers, including the Commonwealth itself and its general obligation debt, or placed them on "negative watch." If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of a fund holding securities of issuers in Puerto Rico could be adversely affected.

Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately. The purchase of call options on specific municipal securities may protect a fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity. The sale by a fund of a call option that it owns on a specific municipal security could result in the receipt of taxable income by the fund.

The municipal securities market is not subject to the same level of regulation as other sectors of the U.S. capital markets due to broad exemptions under the federal securities laws for municipal securities. As a result, there may be less disclosure, including current audited financial information, available about municipal issuers than is available for issuers of securities registered under the Securities Act.

For a fund that is a RIC for tax purposes and invests less than 50% of its assets in municipal securities, dividends received by shareholders on fund shares which are attributable to interest income received by the fund from municipal securities generally will be subject to federal income tax. While, in general, municipal securities are tax

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exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.

For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

Municipal securities include certain private activity bonds (a type of revenue bond issued by or on behalf of public authorities to raise money to finance various privately operated or public facilities and for which the payment of principal and interest is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment), the income from which is subject to AMT. Taxable municipal securities also may include remarketed certificates of participation. Certain funds may invest in these municipal securities if the Adviser determines that their purchase is consistent with a fund's investment objective. A municipal or other tax-exempt fund that invests substantially all of its assets in Municipal Bonds may invest more than 25% of the value of the fund's total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state). A fund that so invests its assets may be subject to greater risk as compared to municipal or other tax-exempt funds that do not follow this practice.

Municipal securities may be repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state. Sizable investments in these securities could increase risk to a fund should any of the related projects or facilities experience financial difficulties. An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal funds. You should consider carefully the special risks inherent in a fund's investment in such municipal securities. If applicable, you should review the information in "Risks of Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The achievement of the investment objective of a municipal or other tax-exempt fund is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future. Issuers of municipal securities, like issuers of corporate securities, may declare bankruptcy, and obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many such bankruptcies historically have been of smaller villages, towns, cities and counties, but in November 2011 Jefferson County, Alabama (the state's most populous county) became the subject of what was then the largest municipal bankruptcy ever in the U.S., at over $4 billion in total indebtedness, surpassing in size the 1994 bankruptcy of Orange County, California. Other prominent municipal bankruptcies have followed. In July 2013, Detroit, Michigan filed for bankruptcy. With an estimated $18 to $20 billion in total indebtedness, it became the largest municipal bankruptcy in the U.S. The obligations of municipal issuers may become subject to laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any municipal issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Certain provisions in the Code relating to the issuance of municipal securities may reduce the volume of municipal

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securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce available yield. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in such a fund. Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal securities for investment by a fund so as to adversely affect fund shareholders, the fund would reevaluate its investment objective and policies and submit possible changes in the fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal securities as taxable, a fund would treat such security as a permissible Taxable Investment or, with respect to a money market fund, Money Fund Taxable Investment (in each case, as discussed below), within the applicable limits set forth herein.

Instruments Related to Municipal Securities. The following is a description of certain types of investments related to municipal securities in which some funds may invest. A fund's use of certain of the investment techniques described below may give rise to taxable income.

• Floating and Variable Rate Demand Notes and Bonds. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes. See "Fixed-Income Securities—Variable and Floating Rate Securities" above.

• Tax Exempt Participation Interests. A participation interest in municipal securities (such as industrial development bonds and municipal lease/purchase agreements) purchased from a financial institution gives a fund an undivided interest in the municipal security in the proportion that the fund's participation interest bears to the total principal amount of the municipal security. These instruments may have fixed, floating or variable rates of interest and generally will be backed by an irrevocable letter of credit or guarantee of a bank. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the fund's participation interest in the municipal security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. See also "Fixed-Income Securities—Loans—Participation Interests and Assignments" above.

• Municipal Lease Obligations. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, lease obligations in which a fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the board. Pursuant to such guidelines, the boards have directed the Adviser to monitor carefully a fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the boards have directed the Adviser to consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold;

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(3) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); (5) the legal recourse in the event of failure to appropriate; and (6) such other factors concerning credit quality as the Adviser may deem relevant.

• Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal security and for other reasons. The funds expect to be able to value tender option bonds at par; however, the value of the instrument will be monitored to assure that it is valued at fair value. The quality of the underlying creditor or of the third party provider of the tender option, as the case may be, as determined by the Adviser, must be equivalent to the quality standard prescribed for the fund. In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations.

• Pre-Refunded Municipal Securities. The principal and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to bonds that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

• Mortgage-Related and Asset-Backed Municipal Securities. Mortgage-backed municipal securities are municipal securities of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low- to moderate-income families. Certain of such securities may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries. Non-mortgage asset-based securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. See "Fixed-Income Securities—Mortgage-Related Securities" and "Fixed-Income Securities—Asset-Backed Securities" above.

• Custodial Receipts. Custodial receipts represent the right to receive certain future principal and/or interest payments on municipal securities which underlie the custodial receipts. A number of different arrangements are possible. A fund also may purchase directly from issuers, and not in a private placement, municipal securities having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor. See "Derivatives—Custodial Receipts" below.

• Indexed and Inverse Floating Rate Municipal Securities. Indexed rate municipal securities are securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates. Interest and principal payable on certain securities also may be based on relative changes among particular indexes. So-called "inverse floating obligations" or "residual interest bonds" ("inverse

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floaters") are derivative instruments created by depositing municipal securities in a trust which divides the bond's income stream into two parts: (1) a short-term variable rate demand note; and (2) a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. The interest rate on the inverse floater varies inversely with a floating rate (which may be reset periodically by a "Dutch" auction, a remarketing agent or by reference a short-term tax-exempt interest rate index), usually moving in the opposite direction as the interest on the variable rate demand note.

A fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, a fund will transfer to a trust fixed rate municipal securities held in the fund's portfolio. The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate municipal securities. In return for the transfer of the municipal securities to the trust, the fund receives the inverse floaters and cash associated with the sale of the notes from the trust. For accounting purposes, a fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the fund. Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction. Synthetically created inverse floating rate bonds evidenced by custodial or trust receipts are securities that have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed rate securities increase or decrease in response to such changes.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate municipal security. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the fund when short-term interest rates fall. Investing in inverse floaters involves leveraging which may magnify the fund's gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate municipal securities with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investments in inverse floaters may be illiquid.

• Zero Coupon, Pay-In-Kind and Step-Up Municipal Securities. Zero coupon municipal securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of municipal securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. Pay-in-kind municipal securities generally pay interest through the issuance of additional securities. Step-up municipal securities typically do not pay interest for a specified period of time and then pay interest at a series of different rates. See "Fixed-Income Securities—Zero Coupon, Pay-In-Kind and Step-Up Securities."

• Special Taxing Districts. Some municipal securities may be issued in connection with special taxing districts. Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bond financing methods, such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or

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corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

• Stand-By Commitments. Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price prior to such securities' maturity date and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal security and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. For a fund that focuses its investments in New Jersey Municipal Bonds, the fund will acquire stand-by commitments only to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey Gross Income Tax Act.

• Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When a fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) or the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Taxable Investments (municipal or other tax-exempt funds only). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Taxable Investments, as defined in Part II of this SAI under "Investments, Investments Techniques and Risks"). Dividends paid by a fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors. When a fund invests for temporary defensive purposes, it may not achieve its investment objective(s).

Funding Agreements. In a funding agreement (sometimes referred to as a Guaranteed Interest Contract or "GIC"), a fund contributes cash to a deposit fund of an insurance company's general account, and the insurance company then credits the fund, on a monthly basis, guaranteed interest that is based on an index. This guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a funding agreement may not be received from the insurance company on seven days' notice or less, the agreement is considered to be an illiquid investment.

Real Estate Investment Trusts (REITs)

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in the fee ownership or leasehold ownership of land and buildings and derive their income primarily from rental income. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can hold REMIC regular interests and can hold or make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans or REMIC interests. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. A

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fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund.

Money Market Instruments

When the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper. During such periods, the fund may not achieve its investment objective(s). A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government securities) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Bank Obligations. See "Bank Obligations" below under "Money Market Funds."

Repurchase Agreements. See "Repurchase Agreements" below under "Money Market Funds."

Commercial Paper. Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Foreign Securities

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution. If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations. After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which a

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fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest or diplomatic developments that could prove adverse to the interests of U.S. investors. Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. For example, both Taiwan and China claim sovereignty over Taiwan and there is a demilitarized border and hostile relations between North and South Korea. War and terrorism affect many countries, especially those in Africa and the Middle East. A number of countries in Europe have suffered terror attacks. The future proliferation and effects of these and similar events and other socio-political or geographical issues are not known but could suddenly and/or profoundly affect global economies, markets, certain industries and/or specific securities.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when shareholders have no access to the fund.

Investing in Europe. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the "EU"), create risks for investing in the EU. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit, and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In June 2016, the UK held a referendum resulting in a vote in favor of the exit of the UK from the EU (known as "Brexit"). On March 29, 2017, the UK triggered the withdrawal procedures in Article 50 of the Treaty of Lisbon which provides for a two-year negotiation period between the EU and the withdrawing member state. Accordingly, it was initially anticipated that the UK would cease to be a member of the EU by the end of March 2019; however, this was subsequently extended to January 31, 2020. Following this date, the UK ceased to be a member of the EU

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and the EU-UK Withdrawal Agreement came into force. The EU-UK Withdrawal Agreement means that EU law still has effect in the UK during a transitional period which is expected to last until December 31, 2020 (unless an extension is agreed between the UK and the EU).

The terms of the UK's exit from the EU are not clear and the shape of the regulatory landscape is not yet defined. As a result, the resulting impact of the UK's withdrawal is uncertain as of the date of this SAI. The effect on the economies of the UK and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated. The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets.

The withdrawal process and the uncertainty concerning the UK's legal and economic relationship with the EU (as well as political divisions within the UK that have been highlighted by the Brexit referendum) could cause a period of instability and market volatility, and may adversely impact business in the UK and/or the EU, including with respect to opportunity, pricing, regulation and the tax treatment of any UK investments. It is not possible to ascertain the precise impact these events may have on a fund or its investments from an economic, financial, tax or regulatory perspective but any such impact could have material consequences for the fund and its investments.

Whether or not a fund invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund's investment.

Investing in Japan. Over the last few decades, Japan's economic growth rate had remained relatively low compared to that of its Asian neighbors and other major developed economies mainly due to deflation. The economy is characterized by an aging demographic, a declining population, a large government debt and a highly regulated labor market. Monetary and fiscal policies designed to stimulate economic growth in Japan have had limited success in the past prior to the current government. Overseas trade is important to Japan's economy, although exports as a percentage of Japan's gross domestic product is lower than other Asian countries and most developed countries. Japan has few natural resources and limited land area and is reliant on imports for its commodity needs. Fluctuations or shortages in relevant commodity markets could have a negative impact on Japan's economy. The Japanese economy also can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Japan has a growing economic relationship with China and other Southeast Asian countries, and economic, political or social instability in those countries, whether resulting from country, regional or global events, could have an adverse effect on Japan's economy. The specific risks of investing in Japan, certain of which are summarized in this section, could, individually or in the aggregate, adversely impact investments in Japan.

Labor Market. Japan's labor market, affected by the aging and shrinking population, appears to be undergoing fundamental structural changes. The changing population has increased the cost of Japan's pension and public welfare system. Japan's labor market, which traditionally preferred lifetime employment, also has sought to adjust to meet the need for increased labor mobility. Issues in Japan's labor market may, among other consequences, adversely affect Japan's economic competitiveness.

Currency Fluctuations. The Japanese yen has fluctuated widely at times, and any material increase in its value may cause a decline in exports that could weaken the Japanese economy. The Japanese government has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japan's intervention in the currency markets could cause the value of the yen to fluctuate dramatically and unpredictably. A decline in value of the yen relative to the U.S. dollar will affect the value of these investments held by a fund.

Natural Disasters. Japan has experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. The risks of such phenomena, and the resulting damage, continue to exist and could have a severe and negative impact on a fund's holdings in Japanese securities. Japan also has one of the world's highest population densities, with a significant percentage of its total population concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya. As a result, a natural disaster centered in or very near one of these cities could have a particularly devastating effect on Japan's financial markets. For example, Japan suffered economic distress from the earthquake and resulting tsunami that struck northeastern Japan in March 2011 and caused major damage along the coast, including damage to nuclear power plants in the region.

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Emerging Markets. Investments in, or economically tied to, emerging market countries may be subject to higher risks than investments in companies in developed countries. Risks of investing in emerging markets and emerging market securities include, but are not limited to (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of "capital controls." Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions. Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a fund to repatriate its income and capital. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries. Some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Certain funds may invest in companies organized or with their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

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Certain Asian Emerging Market Countries. Many Asian economies are characterized by over-extension of credit, frequent currency fluctuation, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments.

Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region. The auditing and reporting standards in some Asian emerging market countries may not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

Certain Asian emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of securities transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in Asian emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets. Certain Asian emerging market countries may require substantial withholding on dividends paid on portfolio securities and on realized capital gains. There can be no assurance that repatriation of the fund's income, gains or initial capital from these countries can occur.

Investing in China. Investments in Chinese securities, including certain Hong Kong-listed securities, subject a fund to risks specific to China. Specific risks associated with investments in China include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Reduced spending on Chinese products and services, which may result in substantial price reductions of goods and services and possible failure of individual companies and/or large segments of China's export industry; institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S. or other countries; or a downturn in any of the economies of China's key trading partners, may have an adverse impact on the Chinese economy. China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China's economy and Chinese issuers of securities.

Investments in certain Hong Kong-listed securities may also subject a fund to exposure to Chinese companies. In 1997, the UK handed over control of Hong Kong to the People's Republic of China. By treaty, China has committed to preserve a high degree of autonomy for Hong Kong in certain matters until 2047, although defense and foreign affairs are the responsibility of the central government in Beijing. However, as demonstrated by protests and unrest in Hong Kong in recent years over political, economic, and legal freedoms, and the Chinese government's response to them, political uncertainty continues to exist in Hong Kong, which may have an adverse impact on Hong Kong's economy.

On November 12, 2020, the President of the United States issued an Executive Order (the "Order") to prohibit, beginning January 11, 2021, U.S. persons (which includes the funds) from transacting in certain securities and derivatives of publicly traded securities of any company designated as a "Communist Chinese military company" (collectively with securities of certain subsidiaries of such companies and related depositary receipts that may be covered by the Order, "CCMC Securities") by the U.S. Department of Defense or the U.S. Department of the Treasury's Office of Foreign Assets Control ("OFAC"), unless such transactions are for purposes of divestment and

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occur through November 11, 2021. In addition, U.S. persons also are prohibited from transacting in CCMC Securities designated as such 60 days after such designation.

OFAC subsequently published, on several occasions, guidance regarding compliance with the Order, including several "Frequently Asked Questions" (FAQs)-style publications addressing the scope of, and interpretive matters regarding, compliance with the Order, as well as the Order's application to U.S. funds that hold CCMC Securities (i.e., including mutual funds that hold CCMC Securities regardless of the size of the position relative to a fund's total assets). Certain interpretive issues related to compliance with the Order remain open, including to what extent a U.S. person could be held liable for failing to identify an unlisted entity whose name "close matches the name" of an entity designated as a Communist Chinese military company.

A fund's holdings in CCMC Securities may adversely impact the fund's performance. The extent of any impact will depend on future developments, including the fund's ability to sell the CCMC Securities, valuation of the CCMC Securities, modifications to the Order, the issuance of additional or different interpretive guidance regarding compliance with the Order, and the duration of the Order, all of which are highly uncertain.

Investing in Russia and other Eastern European Countries. Many formerly communist, eastern European countries have experienced significant political and economic reform over the past decade. However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats. Investments in these countries are particularly subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies and the risk of nationalization or expropriation of assets, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation, the imposition of capital controls and/or foreign investment limitations by a country and the imposition of sanctions on an Eastern European country by other countries, such as the U.S. Adverse currency exchange rates are a risk, and there may be a lack of available currency hedging instruments.

These securities markets, as compared to U.S. markets, have significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange-traded securities. A limited volume of trading may result in difficulty in obtaining accurate prices and trading. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. It is possible that a fund's ownership rights could be lost through fraud or negligence. While applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Political risk in Russia remains high, and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth. Russia's economy is heavily dependent on exportation of natural resources, which may be particularly vulnerable to economic sanctions by other countries during times of political tension or crisis.

In response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia's credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a fund's investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a fund. Any or all of these potential results could lead Russia's economy into a recession.

Depositary Receipts and New York Shares. Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence

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ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States. New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a fund may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general

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economic and political conditions within the relevant country. Certain countries in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund's holdings. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Brady Bonds. "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady Bonds. One or more classes of securities ("structured securities") may be backed by, or represent interests in, Brady Bonds. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. See "Derivatives—Structured Securities" below.

Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

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Investment Companies

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, currently limits a fund's investment in securities issued by registered and unregistered investment companies, including exchange-traded funds (discussed below), subject to certain exceptions (including those that apply for a Fund of Funds' investment in Underlying Funds), to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate. Exemptions in the 1940 Act or the rules thereunder or exemptive orders granted by the SEC may allow a fund to invest in another investment company in excess of (1), (2) and/or (3).

As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations.

A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by BNYM Investment Adviser. In addition, a fund may invest in shares of one or more money market funds advised by BNYM Investment Adviser for strategic purposes related to the management of the fund. To the extent such fund invests in a money market fund advised by BNYM Investment Adviser for such purposes, BNYM Investment Adviser has agreed to waive a portion of its management fee payable to it by such fund equal to the management fee BNYM Investment Adviser receives from the money market fund with respect to the assets of the investing fund invested in the money market fund. Such investments will not be subject to the limitations described above.

Private Investment Funds. As with investments in registered investment companies, if a fund invests in a private investment fund, such as a "hedge fund" or private equity fund, the fund will be charged its proportionate share of the advisory fees, including any incentive compensation and other operating expenses, of the private investment fund. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment funds are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment funds are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment funds are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the board.

Exchange-Traded Funds and Similar Exchange-Traded Products (ETFs)

Although certain ETFs are actively managed, most ETFs are designed to provide investment results that generally correspond to the performance of the component securities or commodities of a benchmark index. ETF shares are listed on an exchange, and shares are generally purchased and sold in the secondary market at market price. At times, the market price may be at a premium or discount to the ETF's per share NAV. In addition, ETFs are subject to the risk that an active trading market for an ETF's shares may not develop or be maintained. Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange. Trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or market-wide "circuit breakers" (which are tied to large decreases in stock prices) halt stock trading generally.

The values of ETFs' shares are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility (although, as noted above, the market price of an ETF's shares may be at a premium or discount to the ETF's per share NAV). The price of an ETF's shares can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities or commodities owned by the ETF go down. Investments in ETFs that are designed to correspond to an index of securities involve certain inherent risks generally associated with investments in a portfolio of such securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks

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generally associated with investment in commodities. Moreover, investments in ETFs designed to correspond to indexes of securities may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

With respect to a fund's investments in ETFs, the fund may enter into an agreement with certain ETFs pursuant to SEC exemptive orders obtained by the ETFs, and on which the fund may rely, that permit the fund to invest in excess of the limits in the 1940 Act and the rules thereunder. These agreements and orders also may require the Manager to vote the fund's ETF shares in proportion to votes cast by other ETF stockholders and may subject the fund to other requirements in connection with investments in these ETFs.

Exchange-Traded Notes

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to adjustment for the market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When a fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. A fund's decision to sell ETN holdings may be limited by the availability of a secondary market.

Master Limited Partnerships (MLPs)

Although MLP investments may take many forms, a fund investing in MLPs would be expected to invest primarily in MLPs that are classified as partnerships for U.S. federal income tax purposes ("Pass-Thru MLPs") and whose interests or "units" are traded on securities exchanges like shares of corporate stock. A typical Pass-Thru MLP consists of a general partner and limited partners. The general partner manages the partnership, has an ownership stake in the partnership and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions. Due to their partnership structure, Pass-Thru MLPs generally do not pay income taxes.

MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the relevant business sector(s), changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the MLP, including earnings power and coverage ratios. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs. Holders of partnership MLP units, either as general or limited partners, could potentially become subject to liability for all of the obligations of the MLP under certain circumstances, such as if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute "control" of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

The benefit derived from a fund's investment in Pass-Thru MLPs is largely dependent on those MLPs being treated as partnerships for U.S. federal income tax purposes. A change in current tax law (or the interpretation thereof), or a

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change in the business of a Pass-Thru MLP, could result in that MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the Pass-Thru MLPs owned by a fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the fund's shares.

Some limited liability companies ("LLCs") may be treated as Pass-Thru MLPs for federal income tax purposes. Similar to other Pass-Thru MLPs, these LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to other MLPs, these LLCs have no general partner and there are no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC units, whereas MLP common units have limited voting rights.

MLP interests in which a fund may invest include MLP common units, MLP subordinated interests, MLP convertible subordinated units, MLP preferred units, MLP general partner interests, MLP debt securities, equity and debt securities issued by affiliates of MLPs, MLP I-Shares and private investment in public equities ("PIPEs"), each as described below. A fund may invest in more than one class of an MLP's interests, and the classes may have different voting, trading and/or distribution features or rights.

MLP Common Units. The common units of many MLPs are listed and traded on U.S. securities exchanges such as the NYSE or the NASDAQ. MLP common units can be purchased through open market transactions and underwritten offerings, and may also be acquired through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Unlike stockholders of a corporation, common unitholders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. Holders of such common units are typically entitled to receive a minimum quarterly distribution ("MQD") from the issuer and typically have a right, to the extent that an MLP fails to make a previous MQD, to recover in future distributions the amount by which the MQD was short ("arrearage rights"). Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unitholders. In addition, incentive distributions are typically not paid to the general partner unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unitholders are intended to have a preference with respect to the remaining assets of the issuer over holders of subordinated units. Additionally, the general partner may have the right to require common unitholders to sell their common units at an undesirable time or price.

MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner interests, are not typically listed or traded on an exchange. Outstanding subordinated units may be purchased through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals.

MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs and institutional investors. The issuance of convertible subordinated units increases the likelihood that, during the subordination period, there will be available cash to be distributed to common unitholders. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received their specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. Convertible subordinated units are generally convertible automatically into senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests.

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Convertible subordinated units do not trade on a national exchange or over-the-counter, and there is no active market for them. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.

MLP Preferred Units. MLP preferred units are not typically listed or traded on an exchange. MLP preferred units may be purchased through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

MLP General Partner Interests. The general partner interest in an MLP is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner interests can be privately held or owned by publicly traded entities. General partner interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership agreement. In addition, holders of general partner interests typically receive incentive distribution rights ("IDRs"), which provide them with an increasing share of the entity's aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Incentive distributions to a general partner are designed to encourage the general partner, who controls and operates the MLP, to maximize cash flow and increase distributions to the limited partners. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unitholders in the event of a reduction in the MLP's quarterly distribution. The ability of the limited partners or members to remove the general partner without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset. MLPs have liabilities, such as litigation, environmental liability and regulatory proceedings related to their business operations or transactions. To the extent that actual outcomes differ from management's estimates, earnings would be affected. If recorded liabilities are not adequate, earnings would be reduced. To the extent that an MLP incurs liability for which there was an inadequate offsetting liability recorded, or if reserves or insurance are not available to satisfy an MLP's liabilities, the MLP's general partner would be liable for those amounts, which could be in excess of its investment in the MLP. However, MLP general partners typically are structured as limited partnerships or limited liability companies in order to limit their liability to the creditors of the MLP to the amount of capital the general partner has invested in the MLP.

MLP Debt Securities. Debt securities issued by MLPs may include those rated below investment grade. Investments in such securities may not offer the tax characteristics of equity securities of MLPs.

Equity and Debt Securities Issued by Affiliates of MLPs. A fund may invest in equity and debt securities issued by affiliates of MLPs, including the general partners of MLPs and companies that own MLP general partner interests and are energy companies. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. Such other MLP equity securities may be purchased through market transactions and through direct placements.

MLP I-Shares. I-Shares (also called "I-Units" and "institutional units") represent an ownership interest issued by an affiliate of an MLP and typically are issued as publicly traded limited liability company interests. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP. I-Shares represent an indirect limited partner interest in the MLP. I-Shares have features similar to MLP common units in terms of voting rights, liquidation preference and distributions. I-Share holders typically have the right to vote as a class on certain issues affecting an MLP that would have a material adverse effect on the rights of the MLP's I-Share holders. I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of I-Shares receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unitholders of the MLP. I-Shares also bear additional costs associated with a separate, publicly-traded legal entity, including auditing, accounting and legal expenses, SEC filing fees and other compliance costs, which expenses may

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be duplicative of the MLP's expenses. A fund will receive taxable income from its ownership of I-Shares when they are sold or exchanged, or the MLP is liquidated. I-Shares are not redeemable at the holder's option, and trade on a national stock exchange in the secondary market. I-Shares may be thinly traded, based on investors' perceptions of the MLP's value. The market price of I-Shares may be affected by dividend or distribution levels, stability of dividends or distributions and general market and economic conditions. These factors may result in the market price of the I-Shares being less than the value of its net assets. This means that I-Shares may trade at a discount to the price of the MLP's common units. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes.

PIPEs. The Adviser may elect to invest in PIPEs and other unregistered or otherwise restricted securities issued by public MLPs and similar entities, including unregistered MLP preferred units. The Adviser expects most such private securities to be liquid within six to nine months of funding, but may also invest in other private securities with significantly longer or shorter restricted periods. PIPEs involve the direct placement of equity securities to a purchaser such as a fund. Equity issued in this manner is often unregistered and therefore less liquid than equity issued through a public offering. Such private equity offerings provide issuers greater flexibility in structure and timing as compared to public offerings.

Derivatives

Depending on the fund, derivatives may be used for a variety of reasons, including to (1) hedge to seek to mitigate certain market, interest rate or currency risks; (2) to manage the maturity or the interest rate sensitivity (sometimes called duration) of fixed-income securities; (3) to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return, such as when a fund "equitizes" available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons; or (4) to seek to increase potential returns. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would. Examples of derivative instruments include futures contracts, options, swap agreements, contracts for difference, forward volatility agreements, credit linked securities, credit derivatives, structured securities and hybrid instruments, exchange-linked notes, participation notes, custodial receipts and currency forward contracts. Whether or not a fund may use some or all of these derivatives varies by fund. In addition, a fund's portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the fund will succeed.

Risks. Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Successful use of derivatives by a fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest,

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meaning that a small investment in derivatives could have a large potential impact on the fund's performance. Derivatives involve greater risks than if a fund had invested in the reference obligation directly.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Over-the-Counter Derivatives. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.

Leverage. Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the SEC, a fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a fund is permitted to set aside liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled derivatives, a fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. Requirements to maintain cover might impair a fund's ability to sell a portfolio security, meet redemption requests or other current obligations, or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

Options and Futures Contracts. Options and futures contracts prices can diverge from the prices of their underlying instruments. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than any securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions used for hedging purposes are poorly correlated with the investments the fund is attempting to hedge, the options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

CEA Regulation. Each fund, except the CPO Funds, is operated by the Manager in reliance on an exclusion, granted to operators of registered investment companies such as the funds, from registration as a "commodity pool operator" with respect to the fund under the CEA and, therefore is not subject to registration or regulation with respect to those funds under the CEA. Although the Manager has been registered as a "commodity trading advisor" and "commodity pool operator" with the National Futures Association since December 19, 2012 and January 1, 2013, respectively,

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the Manager relies on the exemption in Regulation 4.14(a)(8) to provide commodity interest trading advice to the funds for which it relies on the Regulation 4.5 exclusion from the definition of "commodity pool operator."

The funds, except the CPO Funds, may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if the Manager continues to claim the exclusion from the definition of CPO with respect to such funds. In order for the Manager to be eligible to continue to claim this exclusion, if a fund uses commodity interests other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the fund's NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if a fund's direct use of commodity interests complies with the trading limitations described above, the fund may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the fund's investment in other investment vehicles, including investment companies that are not managed by the Manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds"). Because the Manager may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the funds, to continue to rely on the exclusion from the definition of CPO. The Manager, on behalf of the funds, has filed the required notice to claim this no-action relief. In order to rely on the temporary no-action relief, the Manager must meet certain conditions and the funds must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

The Manager does not claim an exclusion from the definition of CPO with respect to the CPO Funds and, as a result, the CPO Funds are not subject to the trading and marketing limitations discussed above with respect to their use of commodity interests. The Manager has registered as a CPO with the NFA and will operate the CPO Funds in compliance with applicable CFTC regulations, in addition to all applicable SEC regulations. The CFTC has adopted rules (the "Harmonization Rules") with respect to the compliance obligations of advisers that operate registered investment companies subject to CEA regulation, such as the CPO Funds. Under the Harmonization Rules, the Manager will be deemed to have fulfilled its disclosure, reporting and recordkeeping obligations under applicable CFTC regulations with respect to the CPO Funds by complying with comparable SEC regulations, subject to certain notice filings with the NFA and disclosures in the CPO Funds' prospectuses.

If a fund, except the CPO Funds, were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the Manager would withdraw its exclusion from the definition of CPO with respect to the fund and the Manager would become subject to regulation as a CPO, and would need to comply with the Harmonization Rules, with respect to that fund, in addition to all applicable SEC regulations.

Specific Types of Derivatives.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date. When a fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. When a fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the fund has written a call option, it assumes a short futures position. If the fund has written a put option, it assumes a long futures position. When a fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). The purchase of futures or call options on futures can serve as a long hedge,

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and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.

Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset. Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss. Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities. Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.

• Security Futures Contract. A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.

• Index Futures Contract. An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

• Interest Rate Futures Contract. An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price (or, in some cases, to settle an equivalent amount in cash).

• Foreign Currency Futures Contract. A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.

• Eurodollar Contracts. A Eurodollar contract is a U.S. dollar-denominated futures contract or option thereon which is linked to the LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Certain funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a

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specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. A fund receives a premium from writing an option which it retains whether or not the option is exercised.

A covered call option written by a fund is a call option with respect to which the fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Purchases or sales of options on exchanges owned by The NASDAQ OMX Group, Inc. may result, indirectly, in a portion of the transaction and other fees assessed on options trading being paid to The Bank of New York Mellon, an affiliate of the Manager, as the result of an arrangement between The NASDAQ OMX Group, Inc. and The Bank of New York Mellon.

Call and put options in which a fund may invest include the following, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).

• Options on Securities. Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. Government securities, municipal securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities or Eurodollar instruments, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.

• Options on Securities Indexes. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

• Foreign Currency Options. Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Swap Agreements. Swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional") amount. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the fund or becomes

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insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the fund may be entitled to the net amount of gains the fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the fund. Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the fund. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of BNYM Investment Adviser's repurchase agreement guidelines).

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are entered into with institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

The swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent a fund's ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the fund. As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. In particular, the Dodd-Frank Act, has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, including swaps, and it is not certain at this time how the regulators may change these requirements. For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity. Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the funds; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the funds, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which a fund

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engages in derivative transactions also could prevent the funds from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; inflation swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed-income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).

• Currency Swap Transactions. A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

• Index Swap Transactions. An index swap agreement involves the exchange of cash flows associated with a securities or other index.

• Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate.

An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate or yield of a particular security (the "contracted interest rate") over a predetermined time period, with respect to a stated notional amount. These transactions typically are entered as a hedge against interest rate changes. One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate decline. The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate.

In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

• Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. If a fund enters into a credit default swap agreement as a seller of credit protection, it will segregate liquid assets equal to the full notional value of the swap.

• Inflation Swap Transactions. An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that is linked to the consumer price index (the "CPI"). The following is an example. The swap buyer pays a predetermined fixed rate to the swap seller (or counterparty) based on the yield difference between Treasuries and TIPS of the same maturity. (This yield spread represents the market's current expected inflation for the time period covered by the maturity date.) In exchange for this fixed rate, the counterparty pays the buyer an inflation-linked payment, usually the CPI rate for the maturity period (which represents the actual change in inflation).

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• Total Return Swap Transactions. In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party. The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Contracts for Difference. A contract for difference ("CFD") is a contract between two parties, typically described as "buyer" and "seller," stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are financial derivatives that allow a fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets. For example, when applied to equities, a CFD is an equity derivative that allows a fund to obtain investment exposure to share price movements, without the need for ownership of the underlying shares. CFDs are over-the-counter derivative instruments that are subject to the credit risk of the counterparty. Because CFDs are not traded on an exchange and may not have an expiration date, CFDs generally are illiquid.

Forward Volatility Agreements. Forward volatility agreements are agreements in which two parties agree to exchange a straddle option (holding a position in both call and put options with the same exercise price and expiration date, allowing the holder to profit regardless of whether the price of the underlying asset goes up or down, assuming a significant change in the price of the underlying asset) at a specific expiration date and volatility. Essentially, a forward volatility agreement is a forward contract on the realized volatility of a given underlying asset, which may be, among other things, a stock, stock index, interest rate or currency. Forward volatility agreements are over-the-counter derivative instruments that are subject to the credit risk of the counterparty.

Credit Linked Securities. Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index. Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes). If a fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller of credit protection, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan. Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the

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issuance of notes or certificates to a fund. The fund receives a coupon and par redemption, provided there has been no credit event of the reference entity. The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the fund for the reference entity default risk. A fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

Structured Securities and Hybrid Instruments.

• Structured Securities. Structured securities are securities whose cash flow characteristics depend upon one or more indexes or that have embedded forwards or options or securities where a fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indexes, interest rates or cash flows ("embedded index"). When a fund purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on a fund's ability to dispose of such securities when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of an active trading market also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV.

• Hybrid Instruments. A hybrid instrument can combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate. The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

Exchange-Linked Notes. Exchange-linked notes ("ELNs") are debt instruments that differ from a more typical fixed-income security in that the final payout is based on the return of the underlying equity, which can be a single stock, basket of stocks, or an equity index. Usually, the final payout is the amount invested times the gain in the underlying stock(s) or index times a note-specific participation rate, which can be more or less than 100%. Most ELNs are not actively traded on the secondary market and are designed to be kept to maturity. However, the issuer or arranger of the notes may offer to buy back the ELNs, although the buy-back price before maturity may be below the original amount invested. As a result, ELNs generally are considered illiquid.

ELNs are generally subject to the same risks as the securities to which they are linked. If the linked securities decline in value, the ELN may return a lower amount at maturity. ELNs involve further risks associated with

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purchases and sales of notes, including any applicable exchange rate fluctuations and a decline in the credit quality of the note's issuer. ELNs are frequently secured by collateral. If an issuer defaults, the fund would look to any underlying collateral to recover its losses. Ratings of issuers of ELNs refer only to the issuers' creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

Participation Notes. Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of certain equity or debt securities or markets. Participation notes are a type of derivative which generally is traded over-the-counter. The performance results of participation notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Risks of investing in participation notes include the same risks associated with a direct investment in the underlying security or market the notes seek to replicate. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuers of the assets underlying such participation notes, including any collateral supporting a loan participation note. The types of participation notes which a fund may use include low exercise price options ("LEPOs") and low exercise price warrants ("LEPWs"). LEPOs, LEPWs, and other participation notes are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying securities traded in emerging or frontier markets. These securities may be listed on an exchange or traded over-the-counter, and are similar to depositary receipts. As a result, the risks of investing in LEPOs, LEPWs, and other participation notes are similar to depositary receipts risk and foreign securities risk in general. Specifically these securities entail both counterparty risk—the risk that the issuer of the LEPO, LEPW, or participation note may not be able to fulfill its obligations or that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms—and liquidity risk—the risk that a liquid market may not exist for such securities.

Custodial Receipts. Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian. Underlying securities may include U.S. Government securities, municipal securities or other types of securities in which a fund may invest. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities. For certain securities law purposes, custodial receipts may not be considered obligations of the underlying securities held by the custodian. As a holder of custodial receipts, a fund will bear its proportionate share of the fees and expenses charged to the custodial account. Although under the terms of a custodial receipt a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments.

Combined Transactions. Certain funds may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined

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strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund. Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including: (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes. Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive. A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations. In addition, a fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments. In such cases, the fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Currency hedging may substantially change a fund's exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Adviser anticipates. There is no assurance that a fund's currency hedging activities will be advantageous to the fund or that the Adviser will hedge at an appropriate time.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to

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the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Commodities

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A fund may invest in commodity-related securities and other instruments, such as certain ETFs, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, the ability of a fund to invest directly in commodities and certain commodity-related securities and other instruments is subject to significant limitations in order to enable the fund to maintain its status as a RIC under the Code.

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments. A liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.

Short-Selling

A fund may make short sales as part of its investment strategy, to hedge positions (such as to limit exposure to a possible market decline in the value of portfolio securities), for duration and risk management, to maintain portfolio flexibility or to seek to enhance returns. A short sale involves the sale of a security that a fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price. To complete a short sale transaction and make delivery to the buyer, the fund must borrow the security. The fund is obligated to replace the borrowed security to the lender, which is accomplished by a later purchase of the security by the fund. Until the security is replaced, the fund is required to pay the lender any dividends or interest accruing during the period of the loan. To borrow the security, the fund also may have to pay a fee to the lender, which would increase the cost to the fund of the security it sold short. The fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those two dates. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on

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the shorted stock. In theory, stocks sold short have unlimited risk. The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs a fund may be required to pay in connection with the short sale. A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price.

A fund also may make short sales "against the box," in which the fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

When a fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. Until a fund closes its short position or replaces the borrowed security, the fund will: (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, is at least equal to the current value of the security sold short; or (2) otherwise cover its short position through offsetting positions. Short-selling is considered "leverage" and may involve substantial risk.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. A fund also has the right to terminate a loan at any time. Subject to a fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan). Except as may be otherwise described in "Investments, Investment Techniques and Risks" in Part II of this SAI, a fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee. If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. A fund may participate in a securities lending program operated by the Lending Agent. The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by BNYM Investment Adviser, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the fund.

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Borrowing Money for Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a fund's investments. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A fund also may be required to

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maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its NAV per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. To the extent a fund enters into a reverse repurchase agreement, the fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with SEC guidance. The SEC views reverse repurchase transactions as collateralized borrowings by a fund.

Forward Commitments. The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, a fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise). Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience declines in value prior to their actual delivery. A fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its NAV per share. A fund will segregate permissible liquid assets at least equal at all times to the amount of the fund's purchase commitments.

Forward Roll Transactions. In a forward roll transaction, a fund sells a security, such as a mortgage-related security, to a bank, broker-dealer or other financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. During the period between the sale and purchase, the fund will not be entitled to receive interest and principal payments on the securities sold by the fund. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the purchase price of those securities. A fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

In a mortgage "dollar roll" transaction, a fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold. A fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the

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fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold. The dollar rolls entered into by a fund normally will be "covered." A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction. Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of a fund's borrowings.

Illiquid Securities

Illiquid Securities Generally. The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits funds other than money market funds to 15% of net assets in illiquid securities. Illiquid securities, which are securities that a fund reasonably expects to be unable to sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.

Section 4(2) Paper and Rule 144A Securities. "Section 4(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from a fund or other holders. Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the fund's board or by the Adviser pursuant to guidelines established by the board. The fund's board or the Adviser will consider availability of reliable price information and other relevant information in making such determinations.

Non-Diversified Status

A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of a fund's assets may be invested in the securities of a limited number of issuers or industries, the fund may be more sensitive to changes in the market value of a single issuer or industry. However, to meet federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities or investments in certain other investment companies.

Investments in the Technology Sector

The technology sector has been among the most volatile sectors of the stock market. Many technology companies involve greater risks because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and

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services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Investments in the Real Estate Sector

An investment in securities of real estate companies may be susceptible to adverse economic or regulatory occurrences affecting that sector. An investment in real estate companies, while not an investment in real estate directly, involves risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in interest rates; financial condition of tenants, buyers and sellers of real estate; and quality of maintenance, insurance and management services.

An economic downturn could have a material adverse effect on the real estate markets and on real estate companies.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Investments in the Infrastructure Sector

Infrastructure companies are subject to a variety of factors that may affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the level of government spending on infrastructure projects, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Changes in law or regulations or general changes in market sentiment towards infrastructure assets may be difficult to predict or respond to, which may adversely affect the operations of infrastructure companies. Certain infrastructure companies may operate in limited areas, have few sources of revenue or face intense competition.

Some infrastructure companies' assets are not movable, which creates the risk that an event may occur in the region of the company's asset that may impair the performance of that asset and the performance of the issuer. Natural disasters, such as earthquakes, flood, lightning, hurricanes and wind or other man-made disasters, terrorist attacks or political activities could result in substantial damage to the facilities of companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of

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infrastructure companies' securities. Any destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

Infrastructure companies' revenues may also be impacted by a number of factors, including a decrease in the number of users of the asset, inability to meet user demand, failure to efficiently maintain and operate infrastructure assets, failure of customers or counterparties to pay their contractual obligations, difficulties in obtaining financing for construction programs during inflationary periods or the inability to complete a project within budget. In addition, infrastructure assets can be highly leveraged, which makes such companies more susceptible to changes in interest rates. The market value of infrastructure companies also may decline in value in times of higher inflation rates.

Other factors that may affect the operations of infrastructure companies include changes in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company's products, increased susceptibility to terrorist acts or political actions, and risks of environmental damage due to a company's operations or an accident.

Investments in the Natural Resources Sector

Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities. To the extent a fund invests in the securities of companies with substantial natural resource assets, the fund will be exposed to the price movements of natural resources.

Money Market Funds

The money market funds attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect a fund since the funds usually do not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by a fund will vary inversely to changes in prevailing interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In any event, if a security was purchased at face value and held to maturity and was paid in full, no gain or loss would be realized. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. The NAV of the each Institutional MMF's shares fluctuates with changes in the values of the fund's portfolio securities. For Retail and Government MMFs, decreases in the value of the fund's portfolio securities may affect the fund's ability to maintain a stable NAV.

The amount of income from portfolio securities also could affect a money market fund's ability to pay periodic dividends and distributions to shareholders and/or its NAV. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing fund operating expenses and may prevent payment of any dividends or distributions to fund shareholders or cause the NAV of fund shares to fall. In such cases, a fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable a Government or Retail MMF to maintain a stable NAV or avoid a fall in an Institutional MMF's NAV.

For money market funds that seek to maintain a stable $1.00 share price, a low or negative interest rate environment could impact the funds' ability to do so. During a low or negative interest rate environment, the fund's board may authorize such funds to reduce the number of shares outstanding on a pro rata basis through reverse stock splits, negative dividends or other mechanisms to seek to maintain a stable $1.00 price per share, to the extent permissible by applicable law and the funds' organizational documents. Alternatively, the board may authorize the funds to discontinue using the amortized cost method of valuation to maintain a stable $1.00 price per share and establish a fluctuating net asset value per share rounded to four decimal places by using available market quotations or equivalents.

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If a fund is authorized by the board to reduce the number of its outstanding shares through a reverse stock split, each share would continue to be valued at $1.00 per share, but each shareholder would own fewer shares of the fund and lose money. A fund could do this if, for example, there were a default on an investment held by the fund, if expenses exceed the fund's income, or if an investment declined significantly in value. A shareholder's total cost basis in their fund shares would remain the same, but the per share basis would be slightly higher than before such transaction. The holding period for the fund shares received in a reverse stock split is expected to include the period during which the shareholder held the fund shares surrendered in the reverse stock split.

Ratings of Securities

If, subsequent to its purchase by a fund, (a) a portfolio security ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the board determines that it is no longer of comparable quality or (b) the Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the board will reassess promptly whether such security continues to present minimal credit risks and will cause the fund to take such action as it determines is in the best interest of the fund and its shareholders; provided that the reassessments required by clauses (a) and (b) are not required if the portfolio security is disposed of or matures within five business days of the specified event and, in the case of events specified in clause (b), the board is subsequently notified of the Adviser's actions. To the extent the ratings given by a Rating Agency for securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in such fund's prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

Treasury Securities

Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of Treasury; others by the right of the issuer to borrow from Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest rates may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by GNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

Repurchase Agreements

A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and at a price higher than the purchase price (representing the fund's

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cost plus interest). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement. In connection with its third party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. A fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, for certain funds, to the extent consistent with the fund's investment policies, collateralized by securities other than U.S. Government securities ("credit and/or equity collateral"). Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with credit and/or equity collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification. Because credit and/or equity collateral is subject to certain credit, liquidity, market and/or other additional risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit and/or equity collateral compared to repurchase agreements secured with U.S. Government securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. See "Fixed-Income Securities—High Yield and Lower-Rated Securities" above under "All Funds other than Money Market Funds" for a discussion of certain risks of collateral rated below investment grade. The funds may jointly enter into one or more repurchase agreements in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

Bank Obligations

Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches. A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. A fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to

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promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, the Adviser carefully evaluates such investments on a case-by-case basis.

Bank Securities

To the extent a money market fund's investments are concentrated in the banking industry, the fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. A fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

Floating and Variable Rate Obligations

Floating and variable rate demand notes and bonds are obligations ordinarily having stated maturities in excess of 397 days but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Frequently these obligations are secured by letters of credit or other credit support arrangements secured by banks. Variable rate demand notes include master demand notes (see "Fixed-Income Securities—Variable and Floating Rate Securities " above under "All Funds other than Money Market Funds").

Participation Interests

A participation interest purchased from a financial institution gives a fund an undivided interest in a security in the proportion that the fund's participation interest bears to the total principal amount of the security. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the fund, the

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participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. See "Fixed-Income Securities—Loans—Participation Interests and Assignments" above under "All Funds other than Money Market Funds."

Asset-Backed Securities

A fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Commercial Paper

Commercial paper represents short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which a fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (which may include variable rate master demand notes).

Investment Companies

See "Investment Companies" above under "All Funds other than Money Market Funds."

Foreign Securities

Foreign securities may include U.S. dollar-denominated securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, foreign government obligations and commercial paper issued by foreign issuers. Foreign government obligations may include securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities and debt obligations of supranational entities. Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

A fund investing in foreign securities, including foreign government obligations, may be subject to additional investment risks with respect to these securities or obligations that are different in some respects from those incurred by a money market fund which invests only in debt obligations of U.S. domestic issuers. See, as applicable, "Foreign Securities" and "Foreign Securities—Sovereign Debt Obligations" above under "All Funds other than Money Market Funds."

Municipal Securities

See "Fixed-Income Securities—Municipal Securities—Municipal Securities Generally" above under "All Funds other than Money Market Funds."

Derivative Products. The value of certain derivative products is tied to underlying municipal securities. A fund investing in derivative products will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity, liquidity and diversification standards of Rule 2a-7 under the 1940 Act. The principal types of derivative products include tax exempt participation interests, tender option bonds and custodial receipts (see " Fixed-Income Securities—Municipal Securities—Instruments Related to Municipal Securities" above under "All Funds other than Money Market Funds") and structured notes (see "Derivative Instruments—Structured Securities and Hybrid Instruments—Structured Securities" above under "All Funds other than Money Market Funds").

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Stand-By Commitments. See "Fixed-Income Securities—Municipal Securities—Stand-By Commitments" above under "All Funds other than Money Market Funds."

Taxable Investments (municipal or other tax-exempt funds only)

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Money Fund Taxable Investments, as defined in Part II of this SAI). Dividends paid by a fund that are attributable to income earned by the fund from Money Fund Taxable Investments will be taxable to investors. When a fund invests for temporary defensive purposes, it may not achieve its investment objective(s). If a fund purchases Money Fund Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments.

Illiquid Securities

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits money market funds to 5% of total assets in illiquid securities. Illiquid securities, which are securities that a fund reasonably expects to be unable to sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets. See "Illiquid Securities—Section 4(2) Paper and Rule 144A Securities" above under "All Funds other than Money Market Funds."

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Reverse Repurchase Agreements. See "Borrowing Money—Reverse Repurchase Agreements" above under "All Funds other than Money Market Funds."

Forward Commitments. The purchase of portfolio securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase. See "Borrowing Money—Forward Commitments" above under "All Funds other than Money Market Funds."

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and/or borrow money from, certain other funds advised by BNYM Investment Adviser or its affiliates. All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds. A fund's participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations. A fund will borrow through the Interfund Borrowing and Lending Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Lending Portfolio Securities

The funds have no intention currently or for the foreseeable future to lend portfolio securities. To the extent a fund would seek to lend portfolio securities (see "Lending Portfolio Securities" above under "All Funds other than Money

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Market Funds"), the fund's shareholders would be notified within a reasonable time prior to such activity occurring.

Money Market Fund Material Events

Imposition of Liquidity Fees and Temporary Suspensions of Fund Redemptions. Since October 14, 2016, there have been no occasions on which an Institutional MMF or Retail MMF has invested less than 10% of its total assets in Weekly Liquid Assets, nor more than 10%, but less than 30%, of its total assets in Weekly Liquid Assets. In addition, during such period, no fund's board has determined to impose a liquidity fee and/or redemption gate.

The board has no current intention for the Government MMFs to impose liquidity fees and/or redemption gates, but the board may reserve the ability to subject a Government MMF to a liquidity fee and/or redemption gate in the future after providing appropriate notice to shareholders.

Financial Support Provided to Money Market Funds. Since October 14, 2016, there have been no occasions on which an affiliated person, promoter or principal underwriter of a money market fund, or an affiliated person of such a person, provided any form of financial support to the money market fund, except as follows:

On March 18, 2020, The Bank of New York Mellon purchased securities from Dreyfus Cash Management in accordance with Rule 17a-9 under the 1940 Act to provide liquidity support to the fund's portfolio. The Bank of New York Mellon paid fair market value for the securities to the fund. The Bank of New York Mellon Corporation paid the excess of amortized cost over fair market value to the fund. The Bank of New York Mellon is an affiliate of the fund's investment adviser, BNYM Investment Adviser. Both entities are subsidiaries of The Bank of New York Mellon Corporation. The total amount of the support was $1,204,850,099.29. Each security purchased, the value of such security on the date support was initiated and the purchase price of the security were as follows:

CUSIP	Issuer/Issue	Market Value Price	Trade Execution	Net Amount of Purchase[1]
06417LMX2	BNSPP CPIB 0 09/02/20	$99.535678	$100.0000	$350,232,263.89
89120DPS2	TDBANK CPIB 0 07/27/20	$99.909706	$100.0000	$200,243,912.44
96122JES4	WSTPLN CPIB 0 06/29/20	$99.937557	$100.0000	$50,047,589.19
9612C4J77	WSTPAC CPIB 0 12/03/20	$99.470205	$100.0000	$107,071,901.77
9612C4K83	WSTPAC CPIB 0 02/05/21	$99.188698	$100.0047	$2,003,375.00
9612C4K91	WSTPAC CPIB 0 02/12/21	$99.170892	$99.9967	$50,067,698.01
87019RG91	SWEDBANK AB CP 1.66% 07/09/2020	$99.628983	$99.6289	$99,628,983.00
87019RGU4	SWEDBANK AB CP 1.77% 07/28/2020	$99.587500	$99.5875	$99,587,500.00
87019RHA7	SWEDBANK AB CP 1.62% 08/10/2020	$99.581917	$99.5819	$146,385,417.99
87019RHC3	SWEDBANK AB CP 08/12/2020	$99.581458	$99.5815	$99,581,458.00
				$1,204,850,099.29

1 Net amount includes interest.

On March 19, 2020, The Bank of New York Mellon purchased securities from Dreyfus Cash Management in accordance with Rule 17a-9 under the 1940 Act to provide liquidity support to the fund's portfolio. The Bank of New York Mellon paid fair market value for the securities to the fund. The Bank of New York Mellon Corporation paid the excess of amortized cost over fair market value to the fund. The Bank of New York Mellon is an affiliate of the fund's investment adviser, BNYM Investment Adviser. Both entities are subsidiaries of The Bank of New York Mellon Corporation. The total amount of the support was $948,975,515.03. Each security purchased, the value of such security on the date support was initiated and the purchase price of the security were as follows:

CUSIP	Issuer/Issue	Market Value Price	Trade Execution	Net Amount of Purchase[1]
06370RZ28	BANK OF MONTREAL CHICAGO	$99.52086000	$100.0000	$250,495,347.22

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CUSIP	Issuer/Issue	Market Value Price	Trade Execution	Net Amount of Purchase[1]
	0.6 8/7/20
87019VA64	SWEDBANK (NEW YORK BRANCH) 1.846 7/23/20	$99.76754300	$100.0000	$100,292,322.92
22549LD51	CREDIT SUISSE AG (NEW YORK BRANCH) 0.27 8/20/20	$99.66585700	$100.0000	$100,047,083.33
22549LM77	CREDIT SUISSE AG (NEW YORK BRANCH) 1.775 5/26/20	$99.88567500	$100.0000	$25,035,739.08
86564F5R0	SUMITOMO MITSUI TRUST BANK LTD (NE 1.68 5/8/20	$100.03632100	$100.0363	$150,376,481.50
22549LC52	CREDIT SUISSE AG (NEW YORK BRANCH) 0.27 8/20/20	$99.66585600	$100.0000	$50,026,055.56
13606C6U3	CANADIAN IMPERIAL BANK OF COMMERCE 0.41 2/26/21	$98.55759800	$100.0000	$197,665,735.42
06370RD22	BANK OF MONTREAL (CHICAGO BRANCH) 0.3 6/5/20	$99.97222500	$100.0000	$75,036,750.00
				$948,975,515.03

1 Net amount includes interest.

The applicable fund was required to disclose additional information about each of these events on Form N-CR and to file this form with the SEC. Any Form N-CR filing submitted by a fund is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody's, Fitch and DBRS.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the financial obligation and the promise S&P imputes; and protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and

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subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment. The "CC" rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that a rating has not been assigned or is no longer assigned.

Short-Term Issue Credit Ratings. A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

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A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings Definitions. An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations: amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D There has been a failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody's

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities.

Long-Term Obligation Ratings and Definitions. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Obligations rated "Aaa" are judged to be of the highest quality, subject to the lowest level of credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

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Obligations rated "A" are judged to be upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to be speculative and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be speculative, of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

Short-Term Ratings. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings. The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated "SG."

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations ("VRDOs"), a two-component rating is

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assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

For VRDOs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.

VMIG ratings of VRDOs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales. Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes a generic historical average recovery. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating.

Highest credit quality: "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

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Speculative: "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: "B" ratings indicate that material credit risk is present.

Substantial credit risk: "CCC" ratings indicate that substantial credit risk is present.

Very high levels of credit risk: "CC" ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "RD" or "D" ratings (see "Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance" below), but are instead rated in the "CCC" to "C" rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" obligation rating category, or to ratings in the categories below "CCC."

Structured, Project & Public Finance Obligations — Long-Term Rating Scales. Ratings of structured finance obligations on the long-term scale consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality: "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: "CCC" indicates that default is a real possibility.

Very high levels of credit risk: "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk: "C" indicates that default appears imminent or inevitable.

Default: "D" indicates a default. Default generally is defined as one of the following: failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Short-Term Ratings Assigned to Issuers and Obligations. A short-term issuer or obligation rating is based in all

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cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality: "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: "C" indicates that default is a real possibility.

Restricted default: "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

Default: "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

DBRS

Long Term Obligations. The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All ratings categories other than AAA and D also contain subcategories "(high)" and "(low)." The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

Long-term debt rated "AAA" is considered to be of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

Long-term debt rated "AA" is considered to be of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

Long-term debt rated "A" is considered to be of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Long-term debt rated "BBB" is considered to be of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

Long-term debt rated "B" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

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A "D" rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange."

Commercial Paper and Short Term Debt. The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories "(high)," "(middle)" and "(low)."

Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

Short-term debt rated "R-1 (low)" is considered to be of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

Short-term debt rated "R-4" is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

Short-term debt rated "R-5" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

A security rated "D" rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange."

ADDITIONAL INFORMATION ABOUT THE BOARDS

Boards' Oversight Role in Management

The boards' role in management of the funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily BNYM Investment Adviser and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the boards, acting at their scheduled meetings, or the Chairman, acting between board meetings, regularly interacts with and receives reports from senior personnel of

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BNYM Investment Adviser and its affiliates, service providers, including BNYM Investment Adviser's Director of Investment Oversight (or a senior representative of his office), the funds' and BNYM Investment Adviser's CCO and portfolio management personnel. The boards' audit committee (which consists of all Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the funds' independent registered public accounting firm and the funds' Chief Financial Officer. The boards also receive periodic presentations from senior personnel of BNYM Investment Adviser and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, anti-money laundering, personal trading, valuation, investment research and securities lending. As warranted, the boards also receive informational reports from the boards' independent legal counsel (and, if applicable, separate counsel to the fund) regarding regulatory compliance and governance matters. The boards have adopted policies and procedures designed to address certain risks to the funds. In addition, BNYM Investment Adviser and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the funds, and the boards' risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such are not affiliated with the Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of the funds' board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members. Currently, except as may be noted in Part I of this SAI, all of the funds' board members, including the Chairman of the Boards, are Independent Board Members. The boards have determined that their leadership structure, in which the Chairman of the Boards is not affiliated with the Adviser, is appropriate in light of the specific characteristics and circumstances of the funds, including, but not limited to: (i) the services that the Adviser and its affiliates provide to the funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the funds are conducted by fund officers and employees of BNYM Investment Adviser and its affiliates; and (iii) the boards' oversight role in management of the funds.

Additional Information About the Boards and their Committees

Board members are elected to serve for an indefinite term. The boards have standing audit, nominating, compensation, litigation and pricing committees. The functions of the audit committees are (i) to oversee the funds' accounting and financial reporting processes and the audits of the funds' financial statements and (ii) to assist in the boards' oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The nominating committees are responsible for selecting and nominating persons as members of the boards for election or appointment by the boards and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, a committee takes into consideration various factors listed in the nominating committee charter. The nominating committees will consider recommendations for nominees from shareholders submitted to the Secretary of the BNY Mellon Family of Funds, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, New York, New York 10286, which include information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committees is to establish appropriate compensation for serving on the boards. The litigation committee seeks to address any potential conflicts of interest between the funds and the Manager in connection with any potential or existing litigation or other legal proceeding relating to securities held by a fund and held or otherwise deemed to have a beneficial interest held by the Manager or its affiliate. The boards also have standing pricing committees comprised of any one board member; the function of the pricing committee is to assist in valuing fund investments.

MANAGEMENT ARRANGEMENTS

The Manager

BNYM Investment Adviser is a wholly-owned subsidiary of BNY Mellon and the primary mutual fund business of

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The Bank of New York Mellon Corporation, a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNYM Investment Adviser is the investment adviser to each fund except BNY Mellon International Core Equity Fund, for which Mellon, an indirect subsidiary of BNY Mellon, is the investment adviser. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Pursuant to a management or advisory agreement applicable to each fund, BNYM Investment Adviser generally maintains office facilities on behalf of the funds, and furnishes statistical and research data, clerical help, data processing, bookkeeping and internal auditing and certain other required services to the funds (including, when a fund does not have a separate administration agreement, accounting and administration services).

As further described below under "Distributor," BNYM Investment Adviser may pay the Distributor or financial intermediaries for shareholder or other services from BNYM Investment Adviser's own assets, including past profits but not including the management fee paid by the funds. The Distributor may use part or all of such payments to pay Service Agents. BNYM Investment Adviser also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate, and may make revenue transfers to affiliates. Service Agents and their representatives generally will be able to accept payments or other compensation only to the extent consistent with applicable law and the Service Agent's own policies, procedures and practices.

Sub-Advisers

See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.

For funds with one or more Sub-Advisers, the Manager or the fund has entered into a Sub-Advisory Agreement with each Sub-Adviser. A Sub-Adviser provides day-to-day investment management of a fund's portfolio (or a portion thereof allocated by the Manager), and certain related services.

The following is a list of persons who are deemed to control each Sub-Adviser based on the Sub-Adviser's reporting of the level of such persons' ownership of stock or other interests of the Sub-Adviser or their position with the Sub-Adviser. Listed companies or other entities are in the asset management or other financial services business, or are holding or other non-operating companies or entities within a group of such companies and/or entities. For Alcentra, Mellon, BNYMIM Japan, Insight NA, Newton and Walter Scott, which are all subsidiaries of BNY Mellon, see "The Manager" above for ownership information.

Amherst Capital: Amherst Holdings, LLC

CenterSquare: CenterSquare Investment Management Holdings LLC, LM CenterSquare Holdings LLC, LM CenterSquare Investment Holdings IV-A INC., Lovell Minnick Equity Partners IV-A LP, Lovell Minnick Equity Partners IV LP, Lovell Minnick Equity Advisors IV LP, Fund IV UGP LLC and Lovell Minnick Partners LLC

Channing: Rodney B. Herenton and Wendell E. Mackey

EAM: Montie L. Weisenberger, Travis Prentice, Joshua Moss, Frank Hurst, Byron Roth, CR Financial Holdings, Inc. and Waco Limited, LLC

Eastern Shore: Robert C. Barringer, Eli Kent, William Moody, James M. O'Brien, Sarah L. Westwood and Moody Aldrich Partners, LLC

GCM: William S. Priebe, Katrina Marie Ellenberg, Stephen James Shenkenberg, Jose Manuel Munoz Quiroga, Matthew Paul Pistorio, GCM Purchaser, LLC, GCM Holdco, LLC, Geneva Management LLC, ECP II GCM Aggregator, LLC and Estancia Capital Partners Fund II, L.P.

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Granite: Michael Abare, Alison Edelstein, Geoffrey Edelstein, Robert Foran, Jeffrey Hoo, Edward Han, Peter Lopez, Douglas Morse, Richard Passafiume, Della Rolle, Erik Rolle, Joshua Shaskan, Lisa Shaskan, Bradley Slocum, Shirley Wang, Bradley G. Slocum Trust, Edelstein Trust, Gary and Della Rolle Trust, Jeffrey Hoo and Shirley Wang Revocable Trust, Joshua D. Shaskan and Lisa M. Shaskan Revocable Trust, Morse-Abare Family Trust and Rolle Financial, LLC

Heartland: Nicole Jeannine Best, Kevin Douglas Clark, Bradford Allen Evans, Andrew John Fleming, Michael David Kops, Matthew Jason Miner, William John Nasgovitz, William Richard Nasgovitz, Vinita Kaur Paul and Colin Patrick McWey

Neuberger Berman: Bradley Tank, Joseph Amato, Lawrence Kohn, Robert Eason, Stephen Wright, Neuberger Berman Investment Advisers Holdings LLC, Neuberger Berman Group LLC and NBSH Acquisition LLC

Nicholas: Laura DeMarco, Catherine C. Somhegyi Nicholas, Arthur E. Nicholas, John Wylie and Nicholas Investment Partners, LLC

Redwood: Jennifer K. Silver, Michael J. Mufson and Estancia Capital Partners, LP

RHJ: Thuong-Thao Buu-Hoan, Lou Holtz, George Kruntchev, Yossi Lipsker, Thomas McDowell, Michael Meoli, Carl Obeck, Gary Rice, Cara Thome, Timothy Todaro and Reed Wirick

Sarofim & Co.: Fayez S. Sarofim and The Sarofim Group, Inc.

Walthausen: Deforest Hinman, Mark Hodge, Paul Nichols, John B. Walthausen and Stanley Westhoff

Portfolio Managers and Portfolio Manager Compensation

See the prospectus to determine which portions of the information provided below apply to your fund.

For funds other than money market funds, an Affiliated Entity or the Sub-Adviser(s), as applicable, provide the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities. Portfolio managers are compensated by the company that employs them, and are not compensated by the funds. Each fund's portfolio managers are listed in Part I of this SAI.

The following provides information about the compensation policies for portfolio managers.

Alcentra. Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals. Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management. Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

Amherst Capital. The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term). Funding for the Amherst Capital Incentive Plan is based on Amherst Holdings (parent) profitability and the performance of the business unit. All investment professionals are eligible to receive incentive awards. Cash awards are payable by March 15th of the following year. Total incentive awards are comprised of annual cash incentive and long term incentive awards in the form of Amherst Holdings incentive units (akin to warrants) or interests in investment vehicles (includes investments in Amherst Capital products and/or products of Amherst Capital affiliates), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and portfolio performance. Also considered in determining individual awards are team participation, general contributions to Amherst Capital, performance versus individual objectives and goals established at the beginning of each calendar year.

BNY Mellon Wealth Management. The portfolio managers' compensation is comprised of four components: (i) a market-based salary, (ii) an annual incentive compensation plan, (iii) a long term incentive plan and (iv) benefits that are offered to similarly situated employees of BNY Mellon-affiliated firms.

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The annual incentive compensation plan is comprised of three components: (1) portfolio performance, (2) individual qualitative performance and (3) the overall performance of BNY Mellon Wealth Management. Portfolio performance is measured by one- and three-year fund and composite performance compared to the appropriate index and peer universe. Individual qualitative performance measures contributions the participant makes to the Equity Management group, account manager/client communications and BNY Mellon Wealth Management. Senior management may consider additional factors at its discretion.

Senior portfolio managers may be eligible to participate in the Long Term Incentive Plan of BNY Mellon Wealth Management. A long-term incentive pool is established at the beginning of the plan year. Eighty percent of this pool is allocated to the individual participants as target awards, and the remaining 20% is held in reserve until the end of the performance period (three years). At the end of the performance period, the 20% of the award pool that has been held in reserve may be awarded to participants at management's discretion. Interest is applied to both the target awards (80%) and the reserve (20%) at the T-note rate used for BNY Mellon's Elective Deferred Compensation Plan. Individuals participating in the Long Term Incentive Plan of BNY Mellon Wealth Management are not eligible to receive stock options.

Investment professionals, including portfolio managers, may be selected to participate in BNY Mellon's Long Term Profit Incentive Plan under which they may be eligible to receive options to purchase shares of stock of BNY Mellon. The options permit the investment professional to purchase a specified amount of stock at a strike price equal to the fair market value of BNY Mellon stock on the date of grant. Typically, such options vest over a set period and must be exercised within a ten-year period from the date of grant. Investment professionals may also receive restricted stock as part of their compensation. If granted, restricted stock normally vests and becomes free of restrictions after a period of three years, although the time period could vary. Generally, in the case of either options or restricted stock, if an employee voluntarily terminates employment before vesting, the unvested options and/or restricted stock are forfeited.

BNYM Investment Adviser. Compensation of portfolio managers in the Dreyfus Cash Investment Strategies ("CIS") division of BNYM Investment Adviser is comprised primarily of a market-based salary and an incentive compensation plan. All investment professionals are eligible to receive incentive awards, which are distributed in the month of February after the end of each calendar year. Incentive awards granted can be a combination of cash and BNY Mellon equity, which may be deferred or vest over a period of years. Individual awards for portfolio managers are discretionary, based on both individual and product risk-adjusted performance relative to peer comparisons over one-, three- and five-year periods. Team participation and general contributions to CIS also are considered in determining individual awards. In addition, individual objectives and goals are established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

BNYMIM Japan. Portfolio managers' compensation is comprised of a base salary and a bonus. Annual bonus amount is closely tied to investment performance, and may include an equity-based incentive award.

CenterSquare. The portfolio managers' compensation is comprised of a market-based salary and incentive compensation. Portfolio managers' incentive opportunities are 100% discretionary and are pre-established for each individual based upon competitive industry compensation benchmarks.

Individuals' packages are designed with the appropriate component combinations of:

• Base pay: salary is competitive and base pay levels link pay with performance and reflect the market value of the position, individual performance and company business results.

• Annual cash bonus: the annual cash bonus plan is based on individual performance, including individual contribution to meeting business unit goals, career development goals and adherence to corporate values. The annual cash bonus plan pool is computed based on the profitability of the firm.

• Equity grant awards: management has reserved equity grant awards for employees based on a number of factors including exemplary performance and contributions to the company.

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The current compensation structure was formulated with the intent of attracting and retaining high caliber professional employees. CenterSquare, as a fiduciary, is committed to providing the necessary resources to maintain the quality of its services for the funds.

Channing. Total compensation is comprised of (1) base salaries, (2) performance bonuses, (3) equity participations, where applicable, and (4) benefits. For investment professionals, the bonus component is determined based on equal weighting of four factors: firm performance, product performance, individual performance and management discretion. Channing has a stock incentive program where key employees may be allocated phantom equity, with an intended five-year growth trajectory (20% each year) into ownership stakes.

EAM. Portfolio managers at EAM are paid a base salary in line with industry benchmarks and participate in EAM's revenue share plan. Portfolio managers also are compensated by distribution of profits based on ownership.

Eastern Shore. The portfolio managers' compensation is comprised of base salaries and benefits, and as equity owners of Eastern Shore they receive proportional shares of Eastern Shore's profits.  After the expenses of the business are covered, including the salaries of the investment team partners, the remaining distributable cash (profits) is distributed to the portfolio managers in proportion to their ownership interests in Eastern Shore.

GCM. Geneva investment professionals receive a competitive market based salary and discretionary bonus. The size of the bonus pool is a function of firm revenues. Bonuses at the individual level will be based on a number of factors including analyst productivity, performance of coverage universe and a discretionary component. This discretionary component is meant to encourage teamwork and collaboration and reward individuals who make a positive long-term impact on the business. In addition to bonus and salary most members of the investment team are shareholders of the firm and receive profit distributions based on their ownership stake in the company. Additionally, Geneva continually evaluates ways to incent investment professionals who make a positive long term impact. This may include an opportunity to purchase equity in the Firm, which is offered on an invitation only basis. Geneva believes this compensation plan encourages investment professionals to focus on the long term success of the business.

Granite. Granite's compensation plan for investment professionals is a combination of both formula and discretionary components. Currently, all full-time portfolio managers are principals of the firm and are remunerated in accordance with Granite's Operating Agreement, which provides for a compensation plan as follows: (i) minimum base draw against incentive compensation; (ii) revenue-based and performance-based compensation for each team (small cap and large cap); and (iii) a profits interest in Granite. Analysts are compensated based on the following: (i) base compensation; (ii) subjective bonus based on contribution to the relevant strategy and the firm; and (iii) a profits interest in Granite (if applicable).

The factors taken into consideration for determining maximum incentive compensation amounts include a portfolio performance based calculation based upon (i) relative rankings of track record (pre-tax) and return formula criteria and (ii) revenue generated from the clients of each strategy. Additional factors include such items as co-management responsibilities, portfolio performance versus peer universe rankings and length of time managing portfolios (based on annualized returns of one-year, three-years, five-years and ten-years or since-inception, whichever is shorter). For purposes of determining the level of performance-based compensation, potential track records (pre-tax) are based on full years of portfolio management experience.

Portfolio managers, and other key investment personnel, have membership interests in Granite and are evaluated on an annual basis to determine additional allocations of membership interests. Such interests entitle the members to distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time period so as to provide a retention incentive. New equity grants generally contain a three year vesting period. This ownership feature is intended to create both stability and an entrepreneurial atmosphere at Granite.

Portfolio managers for accounts in the same strategy are compensated in the same manner.

Heartland. Each portfolio manager is a full-time employee of Heartland. Heartland is responsible for paying all compensation, including various employee benefits, to the portfolio managers. Portfolio manager compensation is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions. On an annual basis, each portfolio manager receives a fixed salary based primarily on the manager's relevant industry experience, which may be increased each calendar year. Each portfolio manager is also

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eligible to participate in Heartland's 401(k) plan that is offered to all of Heartland's full-time employees.

On an annual basis, portfolio managers are eligible, for the investment strategies they participate in, to receive a performance-based incentive, which takes into consideration the one-year, three-year and five-year performance of the strategies they manage; however, results must be in the top 50% of the strategies' Lipper category (Lipper Small-Cap Value Funds Index). The initial target pool for each investment team is based on a percentage of revenues from the accounts managed. Performance, as measured against Lipper peer group performance rankings, is used to determine the multiplier applied to the initial target pool, generally from 0 to 2 times. This creates the ranking pool amount.

Collectively, all Heartland product investment performance increases or decreases the ranking pool amount, typically from 110% to 95%, respectively. Heartland performance is measured by the asset weighted average ranking results from each of the investment teams combined. The incentive pool for each team is allocated amongst the respective investment management team members based upon individual contributions.

Each portfolio manager may be eligible for a discretionary incentive, which is based, among other factors, on the research of securities that are held or considered for purchase for the fund, contribution to the fund's day-to-day management, leadership, organizational development, and the profitability of Heartland.

Finally, the portfolio managers may also be eligible to own stock of Heartland Holdings, Inc., Heartland Advisors' parent company.

Insight NA. Insight NA has a flexible and progressive remuneration policy which allows it to attract and retain what it believes to be the best available talent in the industry. Insight NA's approach to remuneration is designed to ensure that top performance is recognized with top quartile industry pay. This includes matching each individual with a suitable peer group that reflects competitors at every level and specialism within the industry. The components of remuneration are base salary and variable pay which is made up of two elements; discretionary annual cash amount and a deferral into the Insight LTIP. Cash and deferred pay play a significant role in total compensation. The overall value of these payments is based on company performance while individual payments are made with the dual aims of ensuring that key individuals are incentivized and rewarded for their contribution and that their total remuneration is competitive. Insight NA also has a competitive benefits package (including eligibility for company pension and private medical plans) broadly aligned with the firm's parent company, BNY Mellon.

Discretionary pay is allocated following a detailed annual evaluation and performance appraisal against individual objectives, based on key performance indicators such as mandate performance (including effective management of risk and generation of relative returns where appropriate), contribution to team-based investment decisions, team management and professional development. Account is also taken of non-investment related issues such as business wins, client feedback, product and service development and internal relationship building, as well as experience, tenure and status within the team. For investment teams, including portfolio managers, performance is typically assessed over a multi-year framework including fund performance over one-, three- and five-years performance cycles. This is also supported by the Insight LTIP, which typically vests over three years.

The application of the above policy and principles are reviewed at least twice each year by the Insight Remuneration Committee, where compensation proposals in respect of the relevant performance year are considered and approved.

Mellon. The firm's rewards program is designed to be market-competitive and align the firm's compensation with the goals of the firm's clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes the firm's investment personnel to focus on long-term alpha generation.

The firm's incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual's final annual incentive award is tied to the firm's overall performance, the team's investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.

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The following factors encompass the firm's investment professional rewards program.

• Base salary

• Annual cash incentive

• Long-Term Incentive Plan

– Deferred cash for investment in the firm's products

– BNY Mellon restricted stock units

Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager's accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

Neuberger Berman. Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. Neuberger Berman is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for portfolio managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the portfolio manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain portfolio managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a portfolio manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a portfolio manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of Neuberger Berman's long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman's equity ownership structure, which was designed to incentivize and retain key personnel.

In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. Neuberger Berman also offers an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman. For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.

Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the "CCP") to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant's annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant's contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including portfolio managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

Restrictive Covenants. Most investment professionals, including portfolio managers, are subject to notice periods

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and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual restrictive covenant arrangements.

Newton. Newton's portfolio manager compensation structure is designed to reward those professionals who deliver strong long-term performance and do not create inappropriate risk exposure for the firm or its clients. Portfolio managers may be rewarded using a mix of base salary, discretionary annual cash bonus and/or participation in a long-term incentive plan ("LTIP"). Portfolio managers who receive discretionary incentive awards within Newton may receive a portion of their award under a deferred LTIP arrangement. Awards are made annually to individuals following a robust assessment of their contribution during the year and over three- and five-year periods, taking into account both team and individual risk-adjusted performance. Newton utilizes an online appraisal system to evaluate the performance of all employees (including investment professionals) on an annual basis. The system incorporates the use of multiple appraisers, which may include direct reports, peers or colleagues from within the investment team and other areas of the firm, resulting in an assessment that combines feedback from each individual. Additionally, in seeking to protect against excessive risk-taking and emphasize appropriate conduct/behavior, input from Newton's risk and compliance team on employee conduct is collected as part of the appraisal process and can have an impact on discretionary incentive awards. Ultimately, Newton's remuneration committee decides upon the terms and conditions of remuneration and incentives for Newton's employees.

Nicholas. Portfolio managers are partners of the firm. Nicholas' compensation structure for its portfolio managers specifically aligns their goals with that of Nicholas' clients, rewards investment performance and promotes teamwork through their partnership in the firm. Portfolio managers typically receive a base salary and, as partners of the firm, proportionately share in the aggregate profits of Nicholas. In addition to cash compensation, portfolio managers receive a benefit package.

Redwood. Portfolio managers are paid both competitive salaries and awarded annual bonuses.  Annual bonus amounts are based upon each portfolio manager's individual contribution to Redwood's investment performance.

RHJ. Compensation of portfolio managers at RHJ includes base compensation and bonus. In addition, Messrs. Holtz and Lipsker participate in revenues generated by the strategies they manage.

Sarofim & Co. The portfolio managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonus that may be based on a number of factors, including fund performance, the performance of other accounts and the overall performance of Sarofim & Co. over various time frames, including one-year, two-year and three-year periods, and (ii) the possible issuance of stock options. The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio managers' compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Sarofim & Co.'s board of directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager. A lesser component of the portfolio managers' compensation results from the possible issuance of stock options. Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Sarofim & Co. The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc. The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment. There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

Walter Scott. Compensation generally consists of a competitive base salary and entitlement to annual profit share. In addition, all staff qualify for retirement benefits, life assurance and health insurance. All staff are eligible to participate in the firm's annual profit share, which is a fixed percentage of pre-incentive operating profits. This is

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the sole source of incentive compensation. Investment, operations, compliance and client service staff are all focused upon the same goals of providing superior performance and service to clients. Success in these goals drives the firm's profits and therefore the profit share.

For directors and some senior staff, the majority of annual compensation is the profit share. An element of this is deferred via a long-term incentive plan. This is primarily invested in a long-term global equity fund for which Walter Scott is the investment adviser and, for some, in BNY Mellon stock. Both have a deferral period which vests on a pro-rata basis over four years.

Walter Scott's compensation structure is designed to promote fair and equal treatment of all clients. The remuneration and nominations committee of Walter Scott's governing board determines the salary and profit share allocation based on the overall performance of the firm.

Walthausen. All members of Walthausen have common stock ownership in the firm. This is a founding principle of the firm, which Walthausen believes maximizes the alignment of goals for the firm and its clients. As the firm grows, Walthausen intends to expand ownership to new team members after an initial review period. Walthausen's compensation structure consists of base salary, bonus and profit sharing. Each member of the investment team receives a base salary which is commensurate with past experience and role within the firm. Bonuses are similarly awarded based on team performance and firm profitability. As the firm grows, Walthausen intends to allocate profits across ownership levels.

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or common trust accounts and wrap fee programs that invest in securities in which a fund may invest or that may pursue a strategy similar to a fund's component strategies ("Other Accounts").

Potential conflicts of interest may arise because of an Adviser's or portfolio manager's management of a fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a fund purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the corresponding funds such as deciding which securities to allocate to a fund versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a fund, that they are managing on behalf of an Adviser. The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund. In addition, the funds, as registered investment companies, are subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts. For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The

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portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions. In addition, if a fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the fund's and such Other Accounts' investments in the issuer. If an Adviser sells securities short, it may be seen as harmful to the performance of any funds investing "long" in the same or similar securities whose market values fall as a result of short-selling activities.

BNY Mellon and its affiliates, including the Manager, Sub-Advisers affiliated with the Manager and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds. BNY Mellon has no obligation to provide to the Adviser or the funds, or effect transactions on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Adviser. Accordingly, in making investment decisions for a fund, the Adviser does not seek to obtain or use material inside information that BNY Mellon may possess with respect to such issuers. However, because an Adviser, in the course of investing fund assets in loans (as described above), may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.

Code of Ethics. The funds, the Manager, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund. The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund. In that regard, portfolio managers and other investment personnel employed by the Manager or an Affiliated Entity or a Sub-Adviser affiliated with the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Distributor

The Distributor, a wholly-owned subsidiary of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as each fund's distributor on a best efforts basis pursuant to an agreement, renewable annually, with the fund or the corporation or trust of which it is a part. The Distributor also serves as distributor for the other funds in the BNY Mellon Family of Funds and BNY Mellon Funds Trust.

Depending on your fund's distribution arrangements and share classes offered, not all of the language below may be applicable to your fund (see the prospectus and "How to Buy Shares" in Part II of this SAI to determine your fund's arrangements and share classes).

The Distributor compensates from its own assets certain Service Agents for selling Class A shares subject to a CDSC and Class C shares at the time of purchase. The proceeds of the CDSCs and fees pursuant to a fund's 12b-1 Plan, in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable class of a fund's shares. For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the NAV of such shares purchased by their clients.

The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested in fund shares through such Service Agents by employees participating in Retirement Plans, or

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other programs. Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own assets, other than amounts received from a fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

BNYM Investment Adviser or the Distributor may provide additional cash payments out of its own resources to Service Agents that sell shares of a fund or provide other services (other than Class K shares). Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund to those Service Agents. Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from BNYM Investment Adviser's or the Distributor's own resources to Service Agents for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYM Investment Adviser or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a fund to you. In addition, except when not consistent with legal requirements, the Distributor may provide additional and differing compensation from its own assets to certain of its employees who promote the sale of select funds to certain Service Agents, who in turn may recommend such funds to their clients; in some cases, these payments may create an incentive for the employees of the Distributor to promote a fund for which the Distributor provides a higher level of compensation. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the Service Agent. As there may be many different policies, procedures or practices adopted by different Service Agents to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a Service Agent and its representatives may vary by Service Agent.

Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

The Distributor also may act as a Service Agent and retain sales loads, CDSCs and 12b-1 Plan fees. These payments as well as other payments from the fund to the Distributor's affiliates, such as the management fee payable to the Manager, may create an incentive for the Distributor to recommend or sell shares of a fund to you. The Distributor and its representatives generally will be able to accept the applicable payments in exchange for serving as a Service Agent only to the extent consistent with applicable law and any related policies, procedures or practices adopted by the Distributor.

Transfer and Dividend Disbursing Agent and Custodian

The Transfer Agent, a wholly-owned subsidiary of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, is each fund's transfer and dividend disbursing agent. Pursuant to a transfer agency agreement with the funds, the Transfer Agent arranges for the maintenance of shareholder account records for the funds, the handling of certain communications between shareholders and the funds and the payment of dividends and distributions payable by the funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for certain out-of-pocket expenses. The funds, other than the Index Funds, also may make payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.

The Custodian, an affiliate of the Manager, located at 240 Greenwich Street, New York, New York 10286, serves as custodian for the investments of the funds. The Custodian has no part in determining the investment policies of the

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funds or which securities are to be purchased or sold by the funds. Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each fund's assets held in custody and receives certain securities transaction charges.

Annual Anti-Money Laundering Program Review

The funds may engage an accounting firm (which may be the independent registered public accounting firm that audits certain of the funds' financial statements) to perform an annual independent review of the funds' anti-money laundering program.

Funds' Compliance Policies and Procedures

The funds have adopted compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act that cover, among other matters, certain compliance matters relevant to the management and operations of the funds.

Combined Prospectuses

A fund's prospectus may be combined with the prospectus of one or more funds that are not governed by the same board as such fund. This practice of combining prospectuses is for the convenience of fund shareholders and prospective fund shareholders, so that they can review features of multiple funds simultaneously. However, a fund's board is only responsible for the disclosure in the fund's prospectus applicable to such fund, regardless of other disclosure that may be contained in a combined prospectus for such fund and one or more other funds.

Escheatment

Under certain circumstances, your fund account may be deemed "abandoned" or "unclaimed" under a state's abandoned or unclaimed property laws. The fund then may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. Escheatment rules vary from state to state, but generally, your account could be escheated if:

• there has been no account activity or contact initiated by you for the period of time specified by your state (usually three or five years) and/or

• mail to the account address is returned as undeliverable by the United States Postal Service

In addition, no interest will accrue on uncashed dividends, capital gains or redemption checks, and such checks may be escheated.

Your assets would be escheated to the state indicated in the account address of record. If you have a foreign address, your assets would be escheated to the state where your fund is organized, which is either Maryland or Massachusetts. If fund shares are escheated to the state, the state is typically permitted to sell or liquidate the escheated shares at NAV. If you seek to reclaim your proceeds of liquidation from the state after your shares have been escheated to and liquidated by the state, you may only be able to recover the amount received when the shares were sold, and not any appreciation that may otherwise have been realized had the shares not been liquidated. The escheat of your assets to the state may also result in tax penalties to you if the shares were held in a tax-deferred account such as an IRA.

It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the Transfer Agent or the Distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. For retirement or Transfer on Death accounts, please make sure the beneficiary information on file with the Transfer Agent is current and notify a family member or trusted advisor of the location of your account records. The fund, the Transfer Agent and BNYM Investment Adviser and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

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DETERMINATION OF NAV

See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Valuation of Portfolio Securities (funds other than Retail and Government MMFs)

A fund's equity investments, including option contracts and ETFs (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded.  Securities listed on NASDAQ markets generally will be valued at the official closing price.  If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices.  Bid price is used when no asked price is available.  Open short positions for which there is no sale price on a given day are valued at the lowest asked price.  Investments in other open-end investment companies are valued at their reported NAVs each day.

Substantially all of a fund's debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the "Service").  When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other debt securities and instruments is determined by the Service based on methods which include consideration of:  yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  The Services are engaged under the general supervision of the board.  Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts generally are valued using the forward rate obtained from a Service.  If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's NAV may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities.  Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.  The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs.  Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Generally, over-the-counter option contracts and interest rate, credit default, total return and equity swap agreements, and options thereon, will be valued by the Service.  Equity-linked instruments, such as contracts for difference, generally will be valued by the Service based on the value of the underlying reference asset(s).  Futures contracts will be valued at the most recent settlement price.  Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board.  Fair value of investments may be determined by the board or its pricing committee or the fund's valuation committee using such information as it deems appropriate under the circumstances.  The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.  Using fair value to price investments may result in a value that is different from a

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security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

Valuation of Portfolio Securities (Retail and Government MMFs only)

The valuation of the fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. Boards overseeing these money market funds have established, as a particular responsibility within the overall duty of care owed to fund investors, procedures reasonably designed to stabilize the funds' price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the funds' portfolio holdings by the boards, at such intervals as it may deem appropriate, to determine whether the funds' NAV calculated by using available market quotations or market equivalents (including valuations obtained from a Service) deviates from $1.00 per share based on amortized cost. Other investments and assets will be valued at fair value as determined in good faith by the boards.

Calculation of NAV

Fund shares are sold on a continuous basis.  Except as otherwise described in the prospectus, NAV per share of each fund and each class of a multi-class fund is determined on each day the NYSE is scheduled to be open for regular business, as of the scheduled close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time). For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the scheduled close of trading on the floor of the NYSE.  The NAV per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.

Fund expenses and fees, including management fees and fees pursuant to Plans (reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the NAV of a fund's shares. For funds with more than one class of shares, because of the differences in operating expenses incurred by each class of shares of a fund, the per share NAV of each class of shares of the fund will differ. The NAV of each class of a fund with more than one class of shares is computed by dividing the value of the fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.

Expense Allocations

Except as may be otherwise described in "Certain Expense Arrangements and Other Disclosures" in Part II of this SAI, all expenses incurred in the operation of the series of a fund company are borne by the fund company. Expenses attributable to a particular series of a fund company are charged against the assets of that series; other expenses of the fund company are allocated among the series on the basis determined by the board, including, but not limited to, proportionately in relation to the net assets of each series. In addition, each class of shares of a fund with more than one class bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.

NYSE and Transfer Agent Closings

The holidays (as observed) on which both the NYSE and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, the NYSE is closed on Good Friday.

ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS

Dividends automatically are reinvested in additional shares of the fund from which they were paid at NAV without a sales load (if applicable), or, at your option, paid in cash. If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

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For a fund that declares dividends each business day, if you redeem all shares in your account at any time during a month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to the omnibus accountholder along with the proceeds of the redemption.

Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.

Funds other than Money Market Funds

Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment ("buying a dividend"). Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the prospectus and this SAI. In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received. The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares generally will be disallowed to the extent of the exempt-interest dividend received.

A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

For a bond fund that declares dividends daily (see "Distributions and Taxes" in the prospectus or Part II of this SAI under "Dividends and Distributions"), dividends accrue beginning one day after the date of purchase and through the date a redemption is effective. When determining a fund's dividend rate on a weekend or holiday, the fund will use the dividend rate on the business day following the weekend or holiday. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Money Market Funds

Dividends accrue beginning on the date of purchase and through the day prior to the date a redemption is effective. A fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Dividends from net realized short-term capital gains, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. Retail and Government MMFs do not expect to realize any long-term capital gains or losses.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

See your fund's prospectus and "Investment Policies and Restrictions" in Part II of this SAI to determine which sections of the discussion below apply to your funds.

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to a fund and its shareholders, including each fund's qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, and to the acquisition, ownership, and disposition of a fund's shares.

This discussion does not purport to be a complete description of all of the tax considerations applicable to the funds or their shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of shareholders subject to special treatment under U.S. federal income tax laws, including shareholders

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subject to the alternative minimum tax, tax-exempt organizations, insurance companies, shareholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, REITs, other RICs, tax exempt organizations, banks and other financial institutions, persons who hold fund shares as part of a straddle or a hedging or conversion transaction and U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar, non-U.S. shareholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations ("CFC"), and passive foreign investment companies ("PFICs"). This discussion is limited to shareholders that hold a fund's shares as capital assets (within the meaning of the Code) for U.S. federal income tax purposes, and does not address owners of a shareholder. This discussion does not discuss any aspects of U.S. estate or gift tax or non-U.S., state or local tax laws nor does it discuss the special treatment under U.S. federal income tax laws that could result if a fund invests in tax-exempt securities or certain other investment assets. This discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations, published rulings and court decisions, each as of the date of this SAI and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. No fund has sought, and no fund will seek any ruling from the U.S. Internal Revenue Service (the "IRS") regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For the purposes of this discussion, a "U.S. shareholder" is a beneficial owner of a fund's shares that is for U.S. federal income tax purposes:

1. an individual who is a citizen or individual resident of the United States;

2. a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

3. a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

4. an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For the purposes of this discussion, a "non-U.S. shareholder" is a beneficial owner of a fund's shares that is neither a U.S. shareholder nor an entity treated as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds a fund's shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Beneficial owners of a fund's shares that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the ownership and disposition of such fund's shares.

Tax matters are complicated and the tax consequences to a shareholder of an investment in a fund's shares will depend on the facts of such shareholder's particular situation. Shareholders are strongly encouraged to consult their own tax advisor regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of a fund's shares, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.

Taxation of the Funds

RIC Qualification Requirements. Each fund has elected to be treated as, and intends to continue to qualify in each taxable year as, a RIC under Subchapter M of the Code. As a RIC, a fund will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the fund timely distributes (or is deemed to timely distribute) to its shareholders as dividends. Instead, dividends a fund distributes (or is deemed to timely distribute)

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generally will be taxable to shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to shareholders. A fund will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To continue to qualify as a RIC, a fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, a fund must distribute with respect to each taxable year at least 90% of the sum of the fund's investment company taxable income (which generally is the fund's net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) (the "Annual Distribution Requirement") for any taxable year. The following discussion assumes that each fund qualifies as a RIC.

Taxation as a Regulated Investment Company. If a fund (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short term capital loss) that the fund timely distributes (or is deemed to timely distribute) to shareholders. A fund will be subject to U.S. federal income tax at the regular corporate rate on any of its income or capital gains not distributed (or deemed distributed) to its shareholders.

If a fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its net capital gain income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the "Excise Tax Distribution Requirements"), the fund will be subject to a 4% nondeductible federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). Each fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Distribution Requirements.

To qualify as a RIC for U.S. federal income tax purposes, a fund generally must, among other things:

Maintain an election and qualify as a registered management company under the 1940 Act at all times during each taxable year;

derive in each taxable year at least 90% of the fund's gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, other securities, foreign currencies or other income (including certain deemed inclusions) derived with respect to the fund's business of investing in such stock, securities or currencies, or (b) net income derived from the fund's interest in a qualified publicly traded partnership ("QPTP") (collectively, the "90% Gross Income Test");

diversify the fund's holdings so that at the end of each quarter of the taxable year:

• at least 50% of the value of the fund's assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the fund's assets or more than 10% of the outstanding voting securities of that issuer; and

• no more than 25% of the value of the fund's assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of (i) one issuer; (ii) two or more issuers that are controlled, as determined under applicable tax rules, by such fund and that are engaged in the same or similar or related trades or businesses; or (iii) securities of one or more QPTPs (collectively, the "Diversification Tests").

A fund may have investments that require income to be included in investment company taxable income in a year prior to the year in which the fund actually receives a corresponding amount of cash in respect of such income. For example, if a fund holds corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the fund must include in its taxable income in

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each year the full amount of its applicable share of the fund's allocable share of these deemed dividends. Additionally, if a fund holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (such as debt instruments with "payment in kind" interest or, in certain cases, that have increasing interest rates or are issued with warrants), the fund must include in its taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether the fund receives cash representing such income in the same taxable year. A fund may also have to include in its taxable income other amounts that the fund has not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If a fund's deductible expenses in a given year exceed its investment company taxable income, the fund will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to shareholders. In addition, expenses may be used only to offset investment company taxable income and may not be used to offset net capital gain. A RIC may not use any net capital losses (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC's deduction of net business interest expense is limited to 30% (generally increased to 50% for taxable years beginning in 2019 or 2020) of its "adjusted taxable income" plus "floor plan financing interest expense." It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to a fund or its shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, a fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the fund is required to distribute and that is taxable to shareholders even if this income is greater than the aggregate net income the fund actually earned during those years.

In order to enable a fund to make distributions to shareholders that will be sufficient to enable the fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, the fund may need to liquidate or sell some of its assets at times or at prices that the fund would not consider advantageous, the fund may need to raise additional equity or debt capital, the fund many need to take out loans, or the fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the fund's business (or be unable to take actions that are advantageous to its business). Even if a fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the fund generally is not permitted to make distributions to its shareholders while the fund's debt obligations and senior securities are outstanding unless certain "asset coverage" tests or other financial covenants are met.

If a fund is unable to obtain cash from other sources to enable the fund to satisfy the Annual Distribution Requirement, the fund may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). Although each fund expects to operate in a manner so as to qualify continuously as a RIC, a fund may decide in the future to be taxed as a "C" corporation, even if the fund would otherwise qualify as a RIC, if the fund determines that such treatment as a C corporation for a particular year would be in the fund's best interests.

If a fund is unable to obtain cash from other sources to enable the fund to satisfy the Excise Tax Distribution Requirements, the fund may be subject to additional tax. However, no assurances can be given that a fund will not be subject to the excise tax and, a fund may choose in certain circumstances to pay the excise tax as opposed to making an additional distribution.

For the purpose of determining whether a fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the fund's distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the fund for U.S. federal income tax purposes, generally will be determined as if the fund realized these tax items directly. Further, for purposes of calculating the value of a fund's investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the fund's proper proportion of any investment in the securities of that issuer that are held by a member of the fund's "controlled group" must be aggregated with the fund's investment in

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that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

Failure to Qualify as a RIC. If a fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests in any quarter of a taxable year, such fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the fund would generally be required to recognize gain to the extent or any unrealized appreciation in its assets unless the fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

If a fund fails to qualify for treatment as a RIC in any taxable year, and is not eligible for such relief provisions, the fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether a fund makes any distributions to the fund's shareholders and would reduce the amount available to be distributed to the fund's shareholders (or, potentially, Policy owners). Such fund would not be able to deduct distributions to its shareholders, nor would distributions to its shareholders be required to be made for U.S. federal income tax purposes. Any distributions the fund makes generally would be taxable to shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. shareholders, to the extent of the fund's current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the fund's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder's adjusted tax basis in its shares of the fund, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that each fund will continuously qualify as a RIC for each taxable year.

Fund Investments—General

Certain of a fund's investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause it to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. Each fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that a fund will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Gain or loss recognized by a fund from securities and other financial assets acquired by the fund, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the fund held a particular security or other financial asset.

A portfolio company in which a fund invests may face financial difficulties that require the fund to work-out, modify or otherwise restructure its investment in the fund company. Any such transaction could, depending upon the specific terms of the transaction, cause the fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in the fund receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

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A fund's investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by a fund.

If a fund purchases shares in a PFIC, and as such a fund may be subject to U.S. federal income tax on a portion of any "excess distribution" received on, or gain from the disposition of, such shares, even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest generally will be imposed on the fund in respect of deferred taxes arising from such excess distribution or gain. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF to the fund. Any inclusions in the fund's gross income resulting from the QEF election will be considered qualifying income for purposes of the 90% Gross Income Test. Alternatively, a fund may elect to mark to market at the end of each taxable year the fund's shares in such PFIC, in which case, the fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. A fund's ability to make either election will depend on factors beyond its control, and the funds are subject to restrictions which may limit the availability or benefit of these elections. Under either election, a fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC shares during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the fund satisfies the Excise Tax Distribution Requirements.

The functional currency of the funds is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time such fund actually collects such income or pays such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss by a fund.

Hedging and Derivative Transactions. Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") generally is treated as 60% long-term capital gain or loss (as applicable) and 40% short-term capital gain or loss (as applicable). Gain or loss will arise upon exercise or lapse of Section 1256 contracts. In addition, any Section 1256 contracts remaining unexercised at the end of a shareholder's taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

Offsetting positions held by a fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for U.S. federal income tax purposes, to constitute "straddles." In addition, investments by a fund in particular combinations of investment funds also may be treated as a "straddle." To the extent the straddle rules apply to positions established by a fund, or the investment funds, losses realized by the fund may be deferred to the extent of unrealized gain in the offsetting positions. Short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by a fund may constitute "mixed straddles." One or more elections may be made in respect of the U.S. federal income tax treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If a fund either holds (1) an appreciated financial position with respect to stock, certain debt obligations or partnership interests ("appreciated financial position") and enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property, or (2) an appreciated financial position that is a Contract and acquires property that is the same as, or substantially identical to, the underlying property, the fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the fund enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day

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period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If a fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-through entities (including other RICs, REITs, partnerships, REMICs and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-through entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.

Securities Lending. A fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by a fund in place of dividends earned on the security during the period that such security was not directly held by the fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the fund will not qualify as a foreign tax paid by the fund and cannot be passed through to shareholders.

Investments in Entities that Invest in or Finance Mortgage Debt. Special tax rules may apply to the investments by a fund in entities that invest in or finance mortgage debt. Such investments include residual interests in REMICs and interests in a REIT which qualifies as, or invests in, a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a fund receiving excess inclusion income ("EII"), in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including nominee accounts that hold shares, will be deemed to have received EII. This can result in the fund being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). In addition, EII generally cannot be offset by net operating losses and will be subject to a 30% withholding tax for non-U.S. shareholders, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Furthermore, any investment in residual interests of a REMIC can create complex tax consequences for both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Taxation of the Subsidiary (BNY Mellon Dynamic Total Return Fund and BNY Mellon Global Real Return Fund only). The BNY Mellon Dynamic Total Return Fund and BNY Mellon Global Real Return Fund may gain exposure to the commodity markets by investing up to 25% of each of their total assets in a "CFC" within the meaning of Section 957 of the Code, such as the Subsidiary. In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. It is not expected that the Subsidiary will derive income subject to such withholding tax.

The Subsidiary is expected to be a CFC in which the fund owning the Subsidiary will be a U.S. shareholder. If a fund is a U.S. Shareholder, such fund will be required to include in gross income for U.S. federal income tax purposes all of a CFC's "subpart F income," whether or not such income is actually distributed by the CFC. Under Treasury regulations issued in 2019, subpart F income is treated as qualifying income for purposes of the 90% Gross Income Test regardless of whether an actual distribution from the CFC to the RIC is made. Subpart F income generally includes net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments

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received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC's underlying income. Net losses incurred by a CFC during a tax year do not flow through to the fund and thus will not be available to offset income or capital gain generated from the fund's other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years.

Investments in Municipal or Other Tax-Exempt Funds. It is anticipated that substantially all of the ordinary dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in U.S. municipal securities will constitute "exempt-interest dividends." Such exempt-interest dividends generally are excluded from a shareholder's gross income for federal income tax purposes. Additionally, it is possible that a portion of the income dividends from such funds will not be exempt from federal income taxes. Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities. Distributions by such funds of capital gains will be treated in the same manner as capital gains as described under "Taxation of U.S. Shareholders—Distributions on, and Sale or Other Disposition of, a Fund's Shares." Recipients of Social Security and/or certain railroad retirement benefits who receive dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits. Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends.

Because the ordinary dividends of municipal or other tax-exempt funds are expected to be exempt-interest dividends, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund will not be deductible. Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisers before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by certain types of shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in a fund that is intended to generate exempt-interest dividends.

As a general rule, any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

If at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a "fund of funds"), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected. In that event, the fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code. Shareholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.

State Municipal Funds. The exempt-interest dividends paid by State Municipal Funds will generally be excluded from gross income for income tax purposes of the relevant state (or, in the case of funds that invest at least 80% of their net assets in New York Municipal Bonds or New York Municipal Obligations, personal income tax imposed by New York City). It should be noted that this treatment may change if, among other reasons: a fund fails to qualify as a RIC for federal income tax purposes; the exempt-interest dividends paid by a fund are not excluded from gross income for federal income tax purposes; or if the fund fails to meet certain reporting and filing requirements under the applicable state laws and regulations. Fund shares and fund distributions may be subject to other state and local taxes. In addition, fund distributions not attributable to State Municipal Bonds or State Municipal Obligations generally are subject to all state income taxes, except that, under certain circumstances, many states provide

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exemptions for distributions attributable to interest on certain U.S. Government obligations. Additionally, a shareholder may be subject to state income tax to the extent the shareholder sells or exchanges fund shares and realizes a capital gain on the transaction.

Taxation of U.S. Shareholders

The following summary generally describes certain material U.S. federal income tax consequences of an investment in a fund's shares beneficially owned by U.S. shareholders (as defined above). If you are not a U.S. shareholder, this section does not apply to you.

Distributions on, and Sale or Other Disposition of, a Fund's Shares. Distributions by a fund generally are taxable to U.S. shareholders as ordinary income or long term capital gain. Distributions of a fund's investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. shareholders to the extent of the fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional common shares. To the extent such distributions a fund pays to non-corporate U.S. shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") generally are taxable to U.S. shareholders at the preferential rates applicable to long-term capital gains. Distributions of a fund's net capital gains (which generally are the fund's realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by the fund as "capital gain dividends" will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. shareholder's holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of a fund's earnings and profits first will reduce a U.S. shareholder's adjusted tax basis in such U.S. shareholder's shares in the fund and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

A portion of a fund's ordinary income dividends paid to corporate U.S. shareholders may, if certain conditions are met, qualify for the 50% dividends received deduction to the extent that the fund has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the fund. It is anticipated that dividends (other than capital gain dividends) paid by the Equity Concentrated Equity Focus, Small-Mid Cap, Global Listed Infrastructure and Opportunistic Strategies Funds may be eligible for the dividends-received deduction, but that dividends paid by the other funds will not be eligible for the dividends-received deduction. A corporate U.S. shareholder may be required to reduce its basis in its shares with respect to certain "extraordinary dividends," as defined in Section 1059 of the Code. Corporate U.S. shareholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.

Although each fund currently intends to distribute any of its net capital gain for each taxable year on a timely basis, a fund may elect in the future to retain its net capital gain or a portion thereof for investment and be taxed at corporate-level tax rates on the amount retained, and therefore designate the retained amount as a "deemed dividend." In this case, the fund may report the retained amount as undistributed capital gains to its U.S. shareholders, who will be treated as if each U.S. shareholder received a distribution of its pro rata share of this gain, with the result that each U.S. shareholder will (i) be required to report its pro rata share of this gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the fund on the gain, and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit. In order to utilize the deemed distribution approach, a fund must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant taxable year. A fund cannot treat any of its investment company taxable income as a "deemed distribution."

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, the fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If a fund makes such an election, a U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by a fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the fund's shareholders on December 31 of the year in which the dividend was declared.

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If a U.S. shareholder purchases shares of a fund shortly before the record date of a distribution, the price of the shares will include the value of the distribution and such U.S. shareholder will be subject to tax on the distribution even though it economically represents a return of its investment.

A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of such shareholder's shares of a fund. The amount of gain or loss will be measured by the difference between such shareholder's adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long term capital gain or loss if the U.S. shareholder has held such shares for more than one year. Otherwise, such gain or loss will be classified as short term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of fund shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, except in the context of an Institutional MMF, or shareholders employing the NAV Method (defined below), all or a portion of any loss recognized upon a disposition of the fund's shares may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such case, any disallowed loss is generally added to the U.S. shareholder's adjusted tax basis of the acquired shares.

In general, U.S. shareholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate also applies to ordinary income. A non-corporate U.S. shareholder with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year; any net capital losses of a non-corporate U.S. shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Each fund will send to each of its U.S. shareholder, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions will generally be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains).

Distributions by a fund out of current or accumulated earnings and profits generally will not be eligible for the 20% pass through deduction under Section 199A of the Code, although under recently proposed regulations qualified REIT dividends earned by a fund may qualify for such deduction. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. shareholder's particular situation.

As discussed above under "Fund Investments—Investments in Municipal or Other Tax-Exempt Funds," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a fund which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

NAV Method of Accounting (money market funds only). Shareholders in money market funds may elect to use a simplified method of accounting for computing gains and losses (the "NAV Method") in respect of their money market funds. Under the NAV Method, rather than computing gain or loss separately for each taxable disposition of shares in a fund as described above, the shareholder would determine gain or loss annually based on the changes in the aggregate value of the shareholder's shares in the fund during the "computation period(s)" comprising the shareholder's taxable year, reduced by the shareholder's net investment for the applicable computation period(s). Generally, a shareholder's net investment for a computation period, which may be positive, negative or zero, represents the cost or value of shares in the fund acquired by the shareholder during the applicable computation period(s), minus amounts received upon redemption of shares in the fund (or otherwise representing the value of shares redeemed) during the applicable computation period(s) (taking into account the effect of liquidity fees, if any), in all cases determined under prescribed computation rules. A computation period could be the shareholder's taxable year or certain shorter periods, provided that, if the shareholder has more than one computation period

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comprising its taxable year, the shareholder's net gain or loss for the taxable year in respect of the applicable fund will be the sum of the net gains or loss separately computed for such fund under the NAV Method for each computation period comprising its taxable year.

Gains and losses recognized under the NAV Method with respect to shares in a money market fund will be treated as short-term capital gains and losses if gain or loss with respect to a disposition of one or more of the shares would have been treated as capital gain or loss had the shareholder not elected to use the NAV Method. Otherwise, such gains and losses will be treated as ordinary income. If a shareholder holds shares in a particular money market fund in more than one account, it must treat its holdings in each account as a separate fund for purposes of applying the NAV Method. Additionally, a change to or from the use of the NAV Method is considered a change in accounting method, which generally would require the shareholder to obtain the consent of the IRS to make such change using automatic change procedures and a short Form 3115 "Application for Change in Accounting Method." A shareholder generally may elect to use the NAV Method in respect of a particular Government MMF or Retail MMF without the need to file a Form 3115 if (i) the shareholder has never used the NAV Method for that fund, and (ii) either the shareholder's basis in all its shares in that fund has at all times equaled $1.00 per share (i.e., the target share price), or the shareholder has not realized any gain or loss with respect to its shares in that fund.

All shareholders in money market funds should discuss with their own tax advisers whether to apply the NAV Method in respect of any given money market fund, the manner of obtaining any requisite consent of the IRS to use the NAV Method, and the manner in which gains and losses are computed under the NAV Method under the shareholder's particular circumstances. As noted above, the wash sale rules that restrict the use of certain losses upon a taxable disposition of shares do not apply in respect of shares that are subject to the NAV Method or to shares in an Institutional MMF.

The election of the NAV Method does not affect a shareholder's computation of income from fund distributions.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a U.S. shareholder recognizes a loss with respect to its shares of a fund in excess of $2 million or more for a non-corporate U.S. shareholder or $10 million or more for a corporate U.S. shareholder in any single taxable year, such shareholder must file with the IRS a disclosure statement on Form 8886. Direct investors of "portfolio securities" in many cases are excepted from this reporting requirement, but under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirements. States may also have a similar reporting requirement. U.S. shareholders should consult their tax advisor to determine the applicability of these regulations in light of their individual circumstances.

Net Investment Income Tax. An additional 3.8% surtax generally is applicable in respect of the net investment income of non-corporate U.S. shareholders (other than certain trusts) on the lesser of (i) the U.S. shareholder's "net investment income" for a taxable year and (ii) the excess of the U.S. shareholder's modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, "net investment income" generally includes interest and taxable distributions and deemed distributions paid with respect to shares of a fund, and net gain attributable to the disposition of shares of a fund (in each case, unless the shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Taxation of Non-U.S. Shareholders

The following discussion applies only to persons that are non-U.S. shareholders. If you are not a non-U.S. shareholder, this section does not apply to you.

Distributions on, and Sale or Other Disposition of a Fund's Shares. Distributions by a fund to non-U.S. shareholders generally will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from the fund's current and accumulated earnings and profits.

If a non-U.S. shareholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. shareholder, such distributions generally be subject to U.S. federal income tax

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at the rates applicable to U.S. persons. In that case, a fund will not be required to withhold U.S. federal income tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements.

Actual or deemed distributions of a fund's net capital gain (which generally is the excess of a fund's net long term capital gain over a fund's net short term capital loss) to a non-U.S. shareholder, and gains recognized by a non-U.S. shareholder upon the sale of the shares, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States (as discussed above) or (b) the non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. shareholder, distributions, including deemed distributions, and gains recognized upon the sale of the shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. shareholders are encouraged to consult their own tax advisers as to the applicability of an income tax treaty in their individual circumstances.

No assurance can be given that a fund will distribute any interest related dividends or short term capital gain dividends. In general, no U.S. source withholding taxes will be imposed on dividends paid by RICs to non-U.S. shareholders to the extent the dividends are designated as "interest related dividends" or "short term capital gain dividends." Under this exemption, interest related dividends and short term capital gain dividends generally represent distributions of interest or short term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. shareholder, and that satisfy certain other requirements.

If a fund distributes its net capital gain in the form of deemed rather than actual distributions (which a fund may do in the future), a non-U.S. shareholder will be entitled to U.S. federal income tax credit or tax refund equal to the non-U.S. shareholder's allocable share of the tax the fund pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and timely file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

Certain Additional Tax Considerations.

Information Reporting and Backup Withholding. A fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable to shareholders (a) who fail to provide the fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies the fund that this shareholder is subject to backup withholding. Certain shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the shareholder's U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a shareholder to furnish a certified TIN to the fund could subject the shareholder to a penalty imposed by the IRS.

Withholding and Information Reporting on Foreign Financial Accounts. A non-U.S. shareholder who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides a fund or the dividend paying agent with an IRS Form W 8BEN or W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to Sections 1471 to 1474 of the Code and Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on the shares to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. owners and meets certain other specified requirements or is subject to an applicable "intergovernmental agreement; or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and

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such entity meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. shareholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules. Non-U.S. shareholders could consult their own tax advisers regarding the particular consequences to them of this legislation and guidance. No fund will pay any additional amounts in respect to any amounts withheld.

PORTFOLIO TRANSACTIONS

This section does not apply to the Funds of Funds' investments in Underlying Funds. The Funds of Funds will not pay brokerage commissions or sales loads to buy and sell shares of Underlying Funds.

The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds. The funds, except for the money market funds and BNY Mellon International Core Equity Fund, are managed by dual employees of BNYM Investment Adviser and an Affiliated Entity or employ a Sub-Adviser. Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable Affiliated Entity or Sub-Adviser and execute portfolio transactions through the trading desk of the Affiliated Entity or Sub-Adviser, as applicable (collectively with BNYM Investment Adviser's trading desk (for the money market funds only), the "Trading Desk"). All portfolio transactions of the money market funds and the BNY Mellon International Core Equity Fund are placed on behalf of each fund by the Manager.

Trading the Funds' Portfolio Securities

In managing money market funds, BNYM Investment Adviser will draw upon CIS. CIS is a division of BNYM Investment Adviser that provides investment and credit risk management services and approves all money market fund eligible securities for the fund and for other investment companies and accounts managed by the Manager or its affiliates that invest primarily in money market instruments. CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research. CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon's central Risk Management Department (the "Risk Department") as part of the investment process. These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment. The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS. In the event a security is removed from the "approved" credit list after being purchased by the fund, the fund is not required to sell that security.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which

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may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each. In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund. When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds. Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by the Manager and its Affiliated Entities or a Sub-Adviser. Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit the Manager or its Affiliated Entities or a Sub-Adviser or other funds or accounts advised by the Manager or an Affiliated Entity or Sub-Adviser. Funds and accounts managed by the Manager, an Affiliated Entity or a Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts or those restricting trading while in possession of material non-public information, such as may be deemed to be received by a fund's portfolio manager by virtue of the portfolio manager's position or other relationship with a fund's portfolio company) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including the Manager and its Affiliated Entities) and the aggregate exposure of such accounts) may restrict investment activities of the funds. While the allocation of investment opportunities among a fund and other funds and accounts advised by the Manager and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel (or, with respect to a fund advised by a Sub-Adviser, the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

The Manager, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by the Manager, the Affiliated Entity or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund. For example, a fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by the Manager, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and the Manager, the Affiliated Entity or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as

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needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients. Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to the Manager (or, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.

For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Soft Dollars

The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, the funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms. Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use"). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in

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good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client. The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises. Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be utilized on behalf of a fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

IPO Allocations

Certain funds may participate in IPOs. In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser. "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relative NAVs. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

DISCLOSURE OF PORTFOLIO HOLDINGS

Policy

The funds have adopted policies and procedures with respect to the disclosure of fund portfolio holdings. It is the policy of each fund to protect the confidentiality of material, non-public information about the fund's portfolio holdings and prevent the selective disclosure of non-public information about the fund's portfolio holdings. Non-public information about a fund's portfolio holdings will not be distributed to persons not employed by the Manager or its affiliates or the fund's Sub-Adviser(s) (or its or their accounting or administrative agent(s)), unless there is a legitimate business purpose for doing so and disclosure is made in accordance with the funds' policy. No fund or affiliate of a fund (as defined in the 1940 Act) may receive compensation or consideration of any type in connection with the disclosure of information about a fund's portfolio holdings.

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Procedures for Disclosing Fund Portfolio Holdings

Portfolio holdings means the portfolio securities and similar instruments owned by a fund and may include related information about current or recent ("recent" being defined as the time between any public release and the next public release of a fund's portfolio holdings) trading strategies or details of portfolio management's expected or recent purchases and sales of particular securities or types of securities. Portfolio holdings can be identified not only by the specific name of the issue or issuer, but also, without limitation, by total shares or units owned, CUSIP number, ticker symbol, coupon, maturity, and total values (acquisition or market) and include currency, derivative, synthetic, and cash positions in addition to stocks, bonds, and money market instruments. Portfolio holdings information excludes portfolio characteristics information as described below.

Public Disclosure of Fund Portfolio Holdings

Each fund, or its duly authorized service providers, shall publicly disclose the fund's portfolio holdings in accordance with applicable regulatory requirements, such as periodic portfolio holdings disclosure in Form N-CSR and Form N-PORT exhibit filings and, for money market funds, Form N-MFP, made with the SEC. Each non-money market fund (subject to the exceptions described below) shall disclose on the funds' public website (currently, at www.bnymellonim.com/us) the following: (1) the fund's complete portfolio holdings (a) as of each calendar quarter-end, subject to a 15-day lag between the date of the portfolio holdings information and the date of website posting and (b) as of each other calendar month-end, subject to a one-month lag between the date of the portfolio holdings information and the date of website posting; (2) the fund's top portfolio holdings (generally, top 10 portfolio holdings), as a percentage of net assets, on a calendar month-end basis, subject to a 10-day lag between the date of the fund's portfolio holdings information and the date of website posting; and (3) from time to time, certain security-specific performance attribution data on a calendar month-end basis, subject to a 10-day lag between the date of the fund's portfolio holdings attribution information and the date of website posting (generally, attribution will be limited to the top five performance contributors and/or detractors). Each non-money market fund's complete portfolio holdings will remain available on the website for a period of six months. Top portfolio holdings and portfolio holdings-based performance attribution data shall remain available on the website for varying periods up to six months, provided that complete portfolio holdings will remain until the filing of the fund's next Form N-CSR or exhibit to Form N-PORT covering the date of the portfolio holdings information. Each of BNY Mellon Floating Rate Income Fund and BNY Mellon High Yield Fund will disclose its respective portfolio holdings as of each calendar month-end, subject to a one-month lag between the date of such fund's portfolio holdings information and the date of website posting. Each money market fund shall disclose its complete portfolio holdings on the funds' public website (currently, at www.dreyfus.com) on each business day, as of the preceding business day. Each money market fund's daily posting of its complete portfolio holdings shall remain available on the website for five months.

Ongoing Arrangements

Non-public information about a fund's portfolio holdings may be disclosed on a regular basis to the board and its counsel, outside legal counsel for the fund and service providers who generally need access to such information in the performance of their contractual duties and responsibilities to the fund, the Manager or its affiliates or the Sub-Adviser(s), where each such person is subject to duties of confidentiality, including a duty not to share such information with an unauthorized person or trade on such information, imposed by law and/or contract. When required by applicable regulations, these arrangements shall be disclosed, including the identity of the person (or firm) receiving the information, in this SAI. Any "ongoing arrangement" to make available such information not identified above must be for a legitimate business purpose and the recipient of such information will be subject to a written confidentiality agreement, the terms of which will include trading restrictions (as described below) with respect to any non-public information. The approval of the funds' CCO must be obtained before entering into any new ongoing arrangement or materially altering any existing arrangement to make available portfolio holdings information.

At least annually, and except as to new ongoing arrangements with service providers, the fund's CCO will provide a list of all new ongoing arrangements to make available portfolio holdings information to the board for review.

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Arrangements where the disclosure of portfolio holdings information (or any subset thereof) occurs at least one day after the time at which such portfolio holdings information has been publicly disclosed are not subject to the above requirements.

Press Interviews, Broker Discussions, etc.

Portfolio managers and other senior officers or spokespersons of the funds may disclose or confirm the ownership of portfolio holdings to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the funds' policy. For example, a portfolio manager discussing a particular fund may indicate that he or she likes and/or owns for the fund a security only if the fund's ownership of such security has previously been publicly disclosed a provided herein (and the statement is otherwise accurate and not misleading).

Confidential Dissemination of Portfolio Holdings

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar, and Thomson Reuters Lipper, and due diligence departments of financial intermediaries, such as broker-dealers and wirehouses, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments may then distribute the results of their analysis to the public, paid subscribers and/or in-house among brokers, for example. In order to facilitate the review of the funds by these services and departments, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services and departments before their public disclosure pursuant to is required or authorized as discussed above, provided that: (1) the recipient does not distribute some or all of the portfolio holdings to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling shares of the funds before the portfolio holdings become public information as discussed above; and (2) the recipient signs a written confidentiality agreement (as discussed below). Persons and entities unwilling to execute a confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the funds' policy.

The CCO may approve "other instances" where portfolio holdings information can be provided to a third party where there is a legitimate business purpose and the above two conditions are met. The fund will disclose such other instances, including the identity of the person or firm receiving the portfolio holdings information, in this SAI as required under applicable regulations.

At least annually, the CCO will provide a list of all new "other instances" of making available portfolio holdings information to the board for review.

Arrangements where the disclosure of portfolio holdings information occurs at least one day after the time at which portfolio holdings have been publicly disclosed are not subject to the above requirements.

Disclosure of Portfolio Holdings to Employees

Non-public information concerning a fund's portfolio holdings may be disclosed to persons employed by the fund, the Manager, the Distributor, or investment advisory affiliates of the Manager that provide services to the fund for legitimate business purposes. All such recipients of portfolio holdings information shall be subject to a code of ethics and a code of conduct that prohibit disclosing, and trading on, material, non-public information.

Procedures for Disclosing Fund Portfolio Characteristics

Portfolio characteristics means aggregated, statistical-type information that does not identify, directly or indirectly, specific portfolio holdings or subsets of holdings (such as top 10 portfolio holdings). Portfolio characteristics include, but are not limited to, (1) descriptions of allocations by asset class, sector, industry, or credit quality; (2) performance- and risk-related statistics such as alpha, beta, r-squared, Sharpe ratio, and standard deviation; (3) descriptive portfolio-level statistics such as maturity, duration, P/E ratio, and median market capitalization; and (4) non-security specific attribution analyses, such as those based on asset class, sector, industry, or country performance.

Public Disclosure of the Portfolio Characteristics of a Fund

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Portfolio characteristics may be made available and distributed if the availability of such information is disclosed in this SAI and the distribution of such information is otherwise in accordance with the general principles of the funds' policy. Such information, if provided to anyone, shall be made available to any person upon request.

Information Deemed Not to be Portfolio Holdings Information

Other information with respect to a fund may be deemed not to be portfolio holdings information, and may be disclosed without restriction, if, in the reasonable belief of the CCO, the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading with respect to the fund.

Trading Desk and Research Reports

The trading desks of a fund's Adviser and/or Sub-Adviser(s), including any investment advisory affiliate of BNYM Investment Adviser that is the primary employer of the fund's portfolio managers under a dual employee arrangement with BNYM Investment Adviser, as the case may be, periodically may distribute to counterparties and others involved in trade transactions (i.e., brokers and custodians), lists of applicable investments held by their clients (including the funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research. In addition, such trading desks may distribute to third parties, a list of the issuers and securities which are covered by their respective research departments as of a particular date, which may include securities that are held by a fund as of that date and/or securities that a fund may purchase or sell in the future; however, in no case will the list specifically identify that a particular issuer or security is currently held by a fund or that a fund may purchase or sell an issuer or security in the future.

Confidentiality Agreements

Pursuant to the funds' policy, the disclosure of non-public information concerning a fund's portfolio holdings may be made to a limited group of third parties, so long as the third party has signed a written confidentiality agreement. For purposes of the funds' policy, the confidentiality agreement must be in form and substance approved by the CCO. Subject to such modifications as the CCO believes reasonable and consistent with reasonably protecting the confidentiality of a fund's portfolio holdings information, such confidentiality agreement generally will provide that:

(1) portfolio holdings information is the confidential property of the fund and may not be shared or used, directly or indirectly, for any purpose except as expressly provided in the confidentiality agreement;

(2) the recipient of portfolio holdings information agrees to limit access to such information to its employees (and agents) who, on a need to know basis, are (i) authorized to have access to the portfolio holdings and (ii) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement;

(3) upon written request, the recipient agrees to promptly return, delete, or destroy, as directed, copies of the portfolio holdings information; and

(4) portfolio holdings information may be deemed to no longer be confidential if (i) it is already known to the recipient prior to disclosure by the fund (or service provider), (ii) it becomes publicly known without breach of the confidentiality agreement by the recipient, (iii) it is received from a third party and, to the knowledge of the recipient, the disclosure by such third party is not a breach of any agreement to which such third party is subject, or (iv) it is authorized by the fund or its duly authorized agents to be disclosed.

Additional Restrictions

The board or the CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings or portfolio characteristics beyond those provided in the funds' policy.

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Waivers of Restrictions

The funds' policy will not be waived, or exceptions be made, without the written consent of the CCO. Waivers or exceptions from the funds' policy shall be reported quarterly to the board.

Disclosures Required by Law

Nothing contained in the funds' policy is intended to prevent the disclosure of portfolio holdings information as may be required by applicable laws and regulations. For example, the funds or any of their affiliates or service providers may file any report required by applicable law, respond to requests from regulators, and comply with valid subpoenas.

Reporting of Violations

Each violation of the funds' policy must be reported to the CCO. If the CCO, in the exercise of the CCO's duties, deems that such violation constitutes a "material compliance matter" within the meaning of Rule 38a-1 under the 1940 Act, the CCO will report the violation to the board, as required by Rule 38a-1.

SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES OF THE BNY MELLON FAMILY OF FUNDS

The boards of the funds have adopted the following procedures with respect to proxy voting by the funds.

Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures

The boards have delegated the authority to vote proxies of companies held in a fund's portfolio to either BNYM Investment Adviser or the fund's Sub-Adviser, as described below. In addition, for each fund, the board has adopted proxy voting procedures pursuant to which proxies of companies held in a fund's portfolio will be voted. The proxy voting procedures adopted for a fund are the procedures of (i) the Primary Employer, (ii) the Sub-Adviser and/or (iii) Wealth Management (collectively, "Firms"), as described below.

Funds	Entity with Discretionary Proxy Voting Responsibility	Firm Proxy Voting Procedures Adopted
Directly-Advised Funds	BNYM Investment Adviser	Primary Employer
Multi-Manager Funds	BNYM Investment Adviser	Wealth Management
Sub-Advised Funds	Sub-Adviser	Sub-Adviser

Proxy Voting Operations

The funds have engaged ISS as their proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. Each fund bears an equal share of ISS's fees in connection with the proxy voting and related services that ISS provides in respect of the funds.

Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when a fund owns shares of another registered investment company (an "Acquired Fund"), the fund may be required by the 1940 Act or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other shareholders of such Acquired Fund.

Policies and Procedures; Oversight

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The CCO is responsible for confirming that the Firms have adopted and implemented written policies and procedures that are reasonably designed to ensure that the funds' proxies are voted in the best interests of the funds. In addition, the adequacy of such policies and procedures are reviewed at least annually, and proxy voting for the funds is monitored to ensure compliance with the Firms' procedures, as applicable, such as by sampling votes cast for the funds, including routine proposals as well as those that require more analysis, to determine whether they complied with the applicable Firm's Proxy Voting Procedures.

Review of Proxy Voting

BNYM Investment Adviser reports annually to the boards on the funds' proxy voting, including information regarding: (1) proxy voting proposals that were voted; (2) proxy voting proposals that were voted against the management company's recommended vote, but in accordance with the applicable proxy voting guidelines; and (3) proxy voting proposals that were not voted, including the reasons the proxy voting proposals were not voted.

Availability of Fund Proxy Voting Records

Pursuant to Rule 30b1-4 under the 1940 Act, the funds are required to file their complete proxy voting record with the SEC on Form N-PX not later than August 31st of each year for the most recent twelve-month period ended June 30th. In addition, this information is available, by August 31st of each year, at http://www.bnymellonim.com/us. The funds have delegated the responsibility for gathering this information, filing Form N-PX and posting voting information to the website to BNYM Investment Adviser, with the assistance of ISS.

Summaries of each Firm's Proxy Voting Guidelines can be found in Appendix A.

ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS

Massachusetts Business Trusts

If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund. However, the fund company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the fund company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund company or a board member. The Trust Agreement provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The fund companies intend to conduct their operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.

Fund Shares and Voting Rights

Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable. Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm. However, for a fund that is organized as a Massachusetts business trust or a series of a Massachusetts business trust, the holders of at least 30% of shares outstanding and entitled to vote may require a special meeting of shareholders to be held, including for purposes of removing a board member from office. For a fund that is organized as a Maryland corporation or a series of a Maryland corporation, the holders of shares entitled to at least a majority of all the votes entitled to be cast at a special meeting of shareholders may require such a meeting to be held, including for purposes of removing a board member from office. In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by

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shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.

GLOSSARY

Term	Meaning

12b-1 Plan	A Plan adopted pursuant to Rule 12b-1 under the 1940 Act
1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
Acquired Fund	Former series of The Bear Stearns Funds
ADRs	American Depositary Receipts and American Depositary Shares
Adviser	The Manager and/or one or more Sub-Advisers, as applicable to the relevant fund or funds
Advisers Act	Investment Advisers Act of 1940, as amended
Affiliated Broker	A broker that is (1) an affiliate of a fund, or an affiliated person of such person or (2) an affiliated person of which is an affiliated person of a fund, its Adviser or the Distributor
Affiliated Entity

An affiliate of BNYM Investment Adviser that, along with BNYM Investment Adviser, employs fund portfolio managers who are dual employees of BNYM Investment Adviser and such affiliate; for BNY Mellon International Core Equity Fund, references to an Affiliated Entity shall be deemed to refer to Mellon as Manager of BNY Mellon International Core Equity Fund

Alcentra	Alcentra NY, LLC
Amherst Capital	Amherst Capital Management LLC
AMT	Federal alternative minimum tax
Authorized Entity

A bank, broker-dealer, financial adviser or Retirement Plan that has entered into an agreement with the Distributor to receive orders to buy and sell fund shares by the close of trading on the NYSE and transmit such orders to the Distributor or its designee in accordance with the agreement with the Distributor

BNYM	BNY Mellon and its direct and indirect subsidiaries, including BNYM Investment Adviser
BNYM Investment Adviser	BNY Mellon Investment Adviser, Inc.
BNY Hamilton Funds	The BNY Hamilton Funds, Inc.
BNY Mellon	The Bank of New York Mellon Corporation; BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation
BNYMIM Japan	BNY Mellon Investment Management Japan Limited

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Term	Meaning
Cash Management Funds

Dreyfus AMT-Free Municipal Cash Management Plus, Dreyfus AMT-Free New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Cash Management, Dreyfus Government Cash Management, Dreyfus Government Securities Cash Management, Dreyfus Treasury Obligations Cash Management and Dreyfus Treasury Securities Cash Management

CCO	Chief Compliance Officer
CDSC	Contingent deferred sales charge
CEA	Commodities Exchange Act
CenterSquare	CenterSquare Investment Management LLC
CEO	Chief Executive Officer
CFTC	Commodity Futures Trading Commission
Channing	Channing Capital Management, LLC
Citizens	Citizens Financial Group, Inc. and its affiliates
Code	Internal Revenue Code of 1986, as amended
CPO	Commodity pool operator
CPO Funds	BNY Mellon Dynamic Total Return Fund and BNY Mellon Global Real Return Fund
Custodian	The Bank of New York Mellon
Directly-Advised Funds	Funds advised by BNYM Investment Adviser that do not use any Sub-Advisers.
Distributor	BNY Mellon Securities Corporation
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
Dreyfus	The Dreyfus Corporation, the predecessor company of BNYM Investment Adviser
Dreyfus Cash Investment Strategies	CIS
Dreyfus Government Fund	Dreyfus Government Cash Management, a money market fund advised by the Manager into which certain fund shares may be exchanged
EAM	EAM Investors, LLC
Eastern Shore	Eastern Shore Capital Management
EDRs	European Depositary Receipts
Effective Date	March 13, 2012
Eligible Shares	Shares of a Multi-Class Fund or shares of other funds advised by the Manager that are subject to a front-end sales load or a CDSC, or shares acquired by a previous exchange of such shares
ERISA	Employee Retirement Income Security Act of 1974, as amended
ETFs	Exchange-traded funds and similar exchange-traded products
ETNs	Exchange-traded notes
Exchange Account

A special account in Wealth shares of the Dreyfus Government Fund created solely for the purpose of purchasing shares by exchange from Class A or Class C shares of a Multi-Class Fund that are subject to a CDSC

Exchange Act	Securities Exchange Act of 1934, as amended
FDIC	Federal Deposit Insurance Corporation

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Term	Meaning
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings
FNMA	Federal National Mortgage Association
Fund of Funds

BNY Mellon Diversified International Fund, which invests all or substantially all of its investable assets in Underlying Funds, and BNY Mellon Alternative Diversifier Strategies Fund, BNY Mellon Diversified Emerging Markets Fund and BNY Mellon Yield Enhancement Strategy Fund, each of which invests significantly in Underlying Funds

GCM	Geneva Capital Management LLC
GDRs	Global Depositary Receipts
General Fund	General Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged
General Funds

General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, Inc. General Municipal Money Market Fund, General New York Municipal Money Market Fund, General Treasury and Agency Money Market Fund and General Treasury Securities Money Market Fund

General Government Fund	General Government Securities Money Market Fund, a money market fund managed by the Manager into which certain fund shares may be exchanged
Ginnie Maes	GNMA Mortgage Pass-Through Certificates
GNMA	Government National Mortgage Association
Government MMFs

Dreyfus Government Cash Management, Dreyfus Government Securities Cash Management, Dreyfus Institutional Preferred Government Money Market Fund, Dreyfus Institutional Preferred Government Plus Money Market Fund, Dreyfus Institutional Preferred Treasury Securities Money Market Fund, Dreyfus Institutional Preferred Treasury Obligations Fund, Dreyfus Institutional Treasury Securities Cash Advantage Fund, Dreyfus Treasury Obligations Cash Management, Dreyfus Treasury and Agency Liquidity Money Market Fund, Dreyfus Treasury Securities Cash Management, General Government Securities Money Market Fund, General Treasury and Agency Money Market Fund and General Treasury Securities Money Market Fund

Granite	Granite Investment Partners, LLC
Heartland	Heartland Advisors, Inc.
In-Kind Redemption	Distribution to a redeeming fund shareholder of redemption proceeds in whole or in part in securities or other assets of the fund
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the relevant fund
Index	The benchmark index of an Index Fund

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Term	Meaning
Index Funds	BNY Mellon International Stock Index Fund, BNY Mellon Midcap Index Fund, Inc., BNY Mellon S&P 500 Index Fund and BNY Mellon Smallcap Stock Index Fund
Index Manager	Mellon
Insight NA	Insight North America LLC
Institutional Money Funds

Dreyfus Institutional Preferred Government Money Market Fund, Dreyfus Institutional Preferred Government Plus Money Market Fund, Dreyfus Institutional Preferred Money Market Fund, Dreyfus Institutional Preferred Treasury Securities Money Market Fund, Dreyfus Institutional Preferred Treasury Obligations Fund and Dreyfus Institutional Treasury Securities Cash Advantage Fund

Interested Board Member	A board member who is considered to be an "interested person" (as defined in the 1940 Act) of the relevant fund
Institutional MMFs	Dreyfus Tax Exempt Cash Management, Dreyfus Cash Management and Dreyfus Institutional Preferred Money Market Fund
Institutional Liquidity Funds	Dreyfus Treasury and Agency Liquidity Money Market Fund
IPO	Initial public offering
IRAs

Individual retirement accounts (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs))

IRS	Internal Revenue Service
ISS	Institutional Shareholder Services Inc.
Lending Agent	The Bank of New York Mellon
LIBOR	London Interbank Offered Rate
Manager	BNYM Investment Adviser; when used for BNY Mellon International Core Equity Fund only, the Manager refers to Mellon
Mellon	Mellon Investments Corporation
Mellon Capital	Mellon Capital Management Corporation, a predecessor company of Mellon
MLP	Master limited partnership
Moody's	Moody's Investors Service, Inc.
Multi-Class Fund	A fund that issues multiple classes of shares, one or more of which is subject to a sales load
Multi-Manager Funds	Funds whose assets are allocated solely among multiple, unaffiliated sub-advisers

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Term	Meaning
Municipal Bonds Municipal Obligations

Debt obligations or other securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including cities, counties, municipalities, municipal agencies and regional districts, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax

NASDAQ	The Nasdaq Stock Market, Inc.
NAV	Net asset value
Neuberger Berman	Neuberger Berman Investment Advisers LLC
Newton	As of December 31, 2019, Newton Investment Management Limited (previously, Newton Investment Management (North America) Limited)
NFA	National Futures Association
Nicholas	Nicholas Investment Partners, L.P.
NYSE	New York Stock Exchange
Old Class T shares	Class T shares offered by certain funds prior to February 4, 2009
Plans	Distribution Plans, Service Plans, Shareholder Services Plans and Administrative Services Plans, if any, as described in Part II of this SAI
Primary Employer	Primary employer of a fund's portfolio managers
Purchaser

An individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to a Retirement Plan

Rating Agencies	S&P, Moody's, Fitch and, with respect to money market funds, DBRS
Redwood	Redwood Investments, LLC
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
Retirement Plans

Qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but not including IRAs

Retail MMFs

Dreyfus AMT-Free Municipal Cash Management Plus, Dreyfus AMT-Free New York Municipal Cash Management, Dreyfus BASIC Money Market Fund, Dreyfus Liquid Assets, Dreyfus Prime Money Market Fund, General California Municipal Money Market Fund, General Money Market Fund, General Municipal Money Market Fund, and General New York AMT-Free Municipal Money Market Fund

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Term	Meaning
RHJ	Rice Hall James & Associates, LLC
RIC	Regulated investment company, as defined in the Code
S&P	Standard & Poor's Ratings Services
Sarofim & Co.	Fayez Sarofim & Co.
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
Service Agents	Certain financial intermediaries (which may include banks), securities dealers and other industry professionals that have entered into an agreement with the Distributor
Standish	Standish Mellon Asset Management Company LLC, a predecessor company of Mellon
State Municipal Bonds

Municipal Bonds of the state after which the relevant fund is named that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Bonds," "New Jersey Municipal Bonds," etc., depending on the state in the name of the relevant fund); New York Municipal Bonds also are exempt from New York City personal income taxes

State Municipal Funds	A fund that normally invests at least 80% of its net assets, plus borrowings for investment purposes, in State Municipal Bonds or State Municipal Obligations
State Municipal Obligations

Municipal Obligations of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Obligations," "New Jersey Municipal Obligations," etc., depending on the state in the name of the relevant fund); New York Municipal Obligations also are exempt from New York City personal income taxes

Sub-Adviser	A fund's sub-investment adviser, if any, as described in the prospectus; certain funds have more than one Sub-Adviser
Sub-Advised Funds	Funds that use a Sub-Adviser, unless such Fund is a Multi-Manager Fund or a Multi-Strategy Fund

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Term	Meaning
Subsidiary

For BNY Mellon Dynamic Total Return Fund: DTR Commodity Fund Ltd., a company (1) organized under the laws of the Cayman Islands, (2) whose registered office is located at Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands and (3) which is wholly-owned and controlled by BNY Mellon Dynamic Total Return Fund.

For BNY Mellon Global Real Return Fund: GRR Commodity Fund Ltd., a company (1) organized under the laws of the Cayman Islands, (2) whose registered office is located at Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands and (3) which is wholly-owned and controlled by BNY Mellon Global Real Return Fund.

Sustainable Funds	BNY Mellon Sustainable U.S. Equity Fund, Inc. and BNY Mellon Sustainable Balanced Fund
TBCAM	The Boston Company Asset Management, LLC, a predecessor company of Mellon
TIPS	Treasury Inflation-Protection Securities
Transfer Agent	BNY Mellon Transfer, Inc.
Treasury	U.S. Department of the Treasury
Underlying Funds	BNY Mellon funds (or other funds as may be permitted by a Fund of Funds' prospectus) in which a Fund of Funds invests
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
Walter Scott	Walter Scott & Partners Limited
Walthausen	Walthausen & Co., LLC
Wealth Management	BNY Mellon Wealth Management
Weekly Liquid Assets

(i) Cash; (ii) direct obligations of the U.S. government; (iii)  securities issued by U.S. government agencies at a discount and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities

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APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES OF FIRMS DELEGATED FUND PROXY VOTING AUTHORITY

Alcentra NY, LLC

Scope

This Policy applies to all strategies across both legal entities; Alcentra NY, LLC and Alcentra Limited (collectively, "Alcentra" or the Firm).

Alcentra generally will not be called upon to vote proxies for its syndicated loan and direct lending investments because of the nature of the instruments involved in the investment strategy (i.e., loans rather than securities). An exception is when Alcentra may hold loan investments which could be converted to voting securities.

Proxy votes are also not generally conducted for corporate bonds. In addition, proxy votes may take place from time to time on structured credit investments where our fund holds the equity tranche.

Purpose

When engaged by a client to provide discretionary advisory services, Alcentra is typically delegated the responsibility to vote on matters considered at portfolio companies' shareholder meetings, usually by means of a proxy ballot ("proxy voting").

In these instances, Alcentra has a duty to monitor corporate events and to vote proxies in the best interest of its client and not subrogate the interests of its clients to its own interests. This generally means voting with a view toward enhancing the economic value of the investment. In the case of social and political responsibility issues that, in Alcentra opinion, do not primarily involve financial considerations, it is the Firm's objective to support shareholder proposals that the Firm believes promote good corporate citizenship while enhancing long-term shareholder value.

When it has voting responsibility, Alcentra will make every attempt to vote when given an opportunity to do so. However, there may be instances when the Firm is unable or unwilling to vote because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

Regulatory Context

The SEC has taken the position that proxy voting is only required where the adviser exercises discretion over advisory assets and the adviser's contract is silent on proxy voting responsibilities or specifically provides that the adviser will vote proxies.

The Department of Labor's (the "DOL") ERISA rules require an adviser to vote proxies for ERISA clients unless the plan administrator or other fiduciary has expressly precluded such responsibilities.

For most other clients, unless another service provider is delegated proxy voting responsibilities, the adviser's role as an adviser with investment discretion would include proxy voting responsibilities.

Alcentra NY, Advisers Act Requirements

In line with the requirements of Section 206(4) of the Advisers Act, it is Alcentra's policy to

• Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser's interests and those of the adviser's clients;

• Disclose to clients via the Form ADV Part 2A, how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

• Describe to clients via Form ADV Part 2A the adviser's proxy voting policies and procedures and, upon request, furnishes a copy of the policies and procedures to the requesting client.

Alcentra NY, ERISA Requirements

Following from the DOL's guidance on proxy voting in respect of ERISA pension plan funds, it is Alcentra policy to:

• Clearly delineated responsibility for voting between Alcentra NY and the trustee or other plan fiduciary that appointed Alcentra NY, possibly through the IMA.

• Take reasonable steps to ensure that it has received all proxies for which it has voting authority and implemented appropriate reconciliation procedures.

• In voting, act prudently and solely in the interests of pension plan participants and beneficiaries. In so doing we consider factors that would affect the value of the plan's investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. However, other DOL pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return.

• The plan administrator will periodically monitor Alcentra's voting activities, and both the client's monitoring activities and Alcentra's voting activities (including the votes cast in each particular case) must be documented.

Voting

Alcentra reviews the circumstances for each vote to determine which stance would best serve its clients and votes accordingly. Alcentra votes and documents its vote as follows:

• A Voting File has been established to document how Alcentra NY voted on each proxy vote.

• While Alcentra expects to vote all identical client proxies in the same manner across each client account, the relevant Portfolio Manager or Investment Committee may vote certain client accounts differently than others if it is determined that it is in the best interest of the respective clients to do so.

• Alcentra Portfolio Manager or Investment Committee for the particular Investment Vehicle, or designee, will decide, on a case-by-case, how each vote should be cast in order to best serve the interest of each respective client.

• A record noting the details of the vote, as well as an assessment as to whether a material conflict of interest exists, is maintained in the Voting File.

• Copies of actual voting records will be maintained.

Non-Voting of Proxies

When it has voting responsibility, Alcentra will make every attempt to vote when given an opportunity to do so. However, there may be instances when the Firm is unable or unwilling to vote because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

Conflicts of Interest

While, Alcentra does not anticipate that it will regularly face a material conflict of interest in the exercise of its voting responsibilities, Alcentra has developed a Proxy Voting Form (Appendix A to this policy) which has been designed to identify and document conflicts of interest. Based on the responses to the Form, the Portfolio Manager or designee, will determine if there is any actual or perceived conflict of interest. If a conflict exists, the Portfolio Manager or designee, will determine whether the conflict is "material" based on the nature of the business or personal relationship, the specific proxy proposal and such other factors or criteria as the Portfolio Manager or designee determine are relevant.

In the event of any uncertainty relating to the presence of a conflict of interest or whether a conflict is material, the Portfolio Manager or designee, may consult with others as appropriate. Employees involved in the decision making process or administration of proxy votes are prohibited from revealing how Alcentra intends to vote on a proposal in order to reduce any attempted influence from interested parties.

If a material conflict of interest is found to exist, the Chief Investment Officer and Chief Compliance Officer will be consulted to ensure that the vote is cast in a manner that is in the best interest of the client(s). Alcentra may seek an independent third party to recommend how to vote the proposal. Such recommendation may be based on the third party's predetermined voting policies (so long as the subject matter of the proposal is specifically addressed in the guidelines) or independent research conducted by the third party.

In an effort to minimize the appearance that certain relationships or situations may inappropriately influence its voting decisions, Alcentra has determined that when presented with the opportunity to vote on shareholder proposals issued by an "Affiliated Fund" (for purposes of this policy, any pooled investment vehicle that is sponsored by a subsidiary of BNY Mellon shall be considered an "Affiliated Fund"), it will vote in the same proportion as all other voting shareholders of such Affiliated Fund ("echo voting"). If "echo voting" is not operationally feasible, the vote recommendations of an independent third party shall be applied. The independent third party shall be ISS, if available, or Glass Lewis & Co. ("Glass Lewis"), if ISS is not available.

Notwithstanding the foregoing, Alcentra also may resolve any material conflict in such other manner as Alcentra believes is in the best interest of the client.

Record Keeping

In line with the record-keeping requirements in Rule 204-2 under the Advisers Act, it is Alcentra policy to maintain the following books and records:

• Copies of the adviser's proxy voting policies and procedures

• A copy of each proxy statement that the adviser receives regarding client securities. Advisers may rely upon third-party service providers to maintain such records. For example, if an adviser uses a third-party proxy voting service to vote client proxies, that company may maintain copies of the proxy statements on behalf of the adviser. The proxy voting service must agree to provide the statements to the adviser promptly upon request. Alternatively, the adviser could rely upon obtaining a copy of a proxy statement from the SEC's EDGAR system.

• A record of each vote cast by the adviser on behalf of a client. Advisers may rely upon the records maintained by a third-party proxy voting service, if the records can be obtained by the adviser promptly upon request.

• A copy of any document created by the adviser that was material to making a decision on how to vote proxies on behalf of clients or that memorializes the bases for that decision. For example, some advisers adopt general policies on how they will vote on certain issues.

A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any written or oral request for information regarding how the adviser votes proxies on behalf of the requesting client.

Amherst Capital Management LLC

Policy

In the investment management agreement which it executes with each client, including private funds, Amherst Capital clearly specifies whether the client has retained the authority to vote proxies or whether this power has been delegated to Amherst Capital. For clients that have delegated proxy authority to Amherst Capital, Amherst Capital will make every reasonable effort to ensure that proxies are received and are voted in accordance with these policies and procedures adopted by Amherst Capital.

As a result of the investment strategies employed by Amherst Capital, Amherst Capital does not anticipate receiving proxy ballots. In the unusual circumstance that it receives proxy ballots, Amherst Capital will generally abstain from voting any proxies if it determines that the costs associated with exercising the proxy outweigh the benefits. If not, Amherst Capital will follow the following policy.

In voting proxies, Amherst Capital seeks to act solely in the best financial and economic interest of the applicable client while taking into consideration various factors including environmental, social and governance issues.

Amherst Capital will furnish a copy of its Proxy Voting Policy, any related procedures, and its Proxy Voting Guidelines upon request to each advisory client that delegates voting authority to Amherst Capital. Upon request, Amherst Capital will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.

Procedures

In addition to voting proxies for Amherst Capital's private funds, at account opening all contracts are reviewed to determine if Amherst Capital has been delegated proxy voting authority by the client. Upon receiving proxy voting ballots, Amherst Capital reviews the circumstances for each vote to determine which stance would best serve its clients and votes accordingly. A record noting the details of the vote, as well as an assessment as to whether a material conflict of interest exists, will be maintained in the voting file.

Amherst Capital does not anticipate having a conflict of interest in the exercising of its voting responsibilities. However, if a material conflict of interest is found to exist, the Chief Compliance Officer will be consulted to ensure that the vote is cast in a manner that is in the best interest of the client. Amherst Capital may seek an independent third party to recommend how to vote the proposal.

BNY Mellon Investment Management Japan Limited

Purpose

BNYMIM Japan has enacted these rules with the aim of appropriately and smoothly exercising voting rights on shares for the benefit of investment trust beneficiaries and discretionary investment clients. The interests of beneficiaries and customers shall mean an increase in corporate value (stock value) or prevention of loss of that value.

Exercise of Voting Instructions

BNYMIM Japan shall instruct the exercise of voting rights as specified in the following items.

1. Exercise of voting rights will be in writing.

2. Exercise voting rights for each of the agenda items set forth in the Notice of Convocation of the General Meeting of Shareholders, by choosing either yes, no, or abstaining.

Standards for Exercising Voting Rights

In exercising voting rights, we will give special consideration to the following viewpoints

1. The right size of the board to make efficient decisions

2. Appropriate human resources as directors and corporate auditors

3. Balance of executive compensation with total revenue

4. Timely and appropriate disclosure of corporate activities

5. Changes in financial and business content will increase shareholder value in the future

6. Anti-social behavior (illegal or illegal transactions by executives and employees)

Conflicts of Interest in Exercising Voting Rights and their Management

The Company recognizes that a conflict of interest may occur, particularly under the conditions specified in the following items. In this case, you will not exercise your voting rights or will follow the recommendations of the independent third party. However, if there are written voting guidelines in advance, we will exercise your voting rights in accordance with these guidelines.

1. Exercise of voting rights over The Bank of New York Mellon Corporation (BNY Mellon)

2. BNY Mellon Executive Committee members voting on companies for which they are directors

3. Exercising voting rights in companies in which BNY Mellon's directors hold important positions (Chairman of the Board, CEO, President, CFO, COO, etc.)

4. Decision on a BNY Mellon director or a company in which a BNY Mellon director plays a significant role (Chairman of the Board, CEO, President, CFO, COO, etc.) Exercise of rights

5. Voting for customers who are currently BNY Mellon customers and account for more than 5% of BNY Mellon revenue at the end of the previous quarter

6. Exercise of voting rights over investment media established and managed by BNY Mellon and its subsidiaries

Even if it does not fall under any of the above items, if it meets the conditions specified in each of the following items, it shall report to the Voting Rights Working Group and request consideration of countermeasures. The Voting Rights Working Group will report to the Fiduciary Duty Oversight Group any countermeasures that have been discussed and decided.

1. BNY Mellon's directors exercise voting rights over companies for which they are directors

2. Exercise of voting rights on proposals that have a direct impact on BNY Mellon's directors or on companies in which BNY Mellon's directors hold significant positions (Chairman of the Board, CEO, President, CFO, COO, etc.)

3. Exercise voting rights in investment media managed and operated by other than the BNY Mellon Group, for which the BNY Mellon Group conducts investment management and advises, and which directly affects BNY Mellon affiliates (for example, approval of investment advisory agreements) Exercise of voting rights

4. Exercise voting rights to customers who are currently our customers and represent a significant percentage of our revenues

BNY Mellon Wealth Management

BNY Mellon Wealth Management, through its Proxy Voting and Governance Committee (the "Proxy Voting Committee"), will apply detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders of U.S. and Japanese companies (the "BNY Mellon Wealth Management Voting Guidelines"). There are separate guidelines for securities of non-U.S. companies (ex-Japan), with respect to which BNY Mellon Wealth Management seeks to vote proxies through application of the ISS Global Voting Principles and Regional Policies/Principles (the "ISS Voting Guidelines" and, collectively with the BNY Mellon Wealth Management Voting Guidelines, each as in effect from time-to-time, the "Voting Guidelines"). BNY Mellon Wealth Management, in voting proxies, will seek to act solely in the best financial and economic interests of its clients, inc1uding the funds.

Securities of Non-U .S. Companies and Securities Out on Loan. It is BNY Mellon Wealth Management's policy to seek to vote all proxies for securities held in the funds' portfolios for which BNY Mellon Wealth Management has voting authority. However, situations may arise in which BNY Mellon Wealth Management cannot, or has adopted a policy not to, vote certain proxies, such as refraining from voting certain non-U.S. securities or securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when share blocking (discussed below) is required, the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities of Non-U.S. Companies. With regard to voting proxies with respect to shares of non-U.S. companies, BNY Mellon Wealth Management will weigh the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the funds may invest. In these markets, BNY Mellon Wealth Management will seek to submit proxy votes in a manner consistent with the ISS Voting Guidelines, while taking into account the different legal and regulatory requirements. For example, proxy voting in certain countries requires "share blocking" pursuant to which a fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities. During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund's custodian bank. BNY Mellon Wealth Management generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the funds' portfolio managers not being able to sell the funds' shares of such securities while the shares are blocked). Therefore, if share blocking is required, BNY Mellon Wealth Management typically elects not to vote the shares. Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies. For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed. Other markets require the provision of local agents with a power of attorney before acting on the voting instructions. In some cases the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis. Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.

Securities Out on Loan. For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest. BNY Mellon Wealth Management seeks to avoid material conflicts of interest between the funds and fund shareholders, on the one hand, and BNY Mellon Adviser, BNY Mellon Wealth Management, the fund's principal underwriter (the "Distributor"), or any affiliated person of the fund, BNY Mellon Adviser, BNY Mellon Wealth Management or the Distributor, on the other, through its participation in the Proxy Voting Committee. The Proxy Voting Policy of the Proxy Voting Committee (the "Voting Policy") states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies detailed, predetermined proxy voting guidelines (the applicable Voting Guidelines) in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services (including ISS and Glass Lewis (together with ISS, the "Proxy Advisors")) and without consideration of any client relationship factors. When proxies are voted in accordance with these pre-determined Voting Guidelines, it is BNY Mellon Wealth Management's view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed. In addition, BNY Mellon Wealth Management will engage a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon, and may engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. These instances typically arise due to relationships between proxy issuers or companies and BNY Mellon, a BNY Mellon affiliate, a BNY Mellon executive, or a member of BNY Mellon's Board of Directors, but material conflicts of interests may also arise due to relationships involving BNY Mellon Wealth Management and/or BNY Mellon Wealth Management employees, officers and directors. When an independent fiduciary is engaged, the fiduciary either will vote the involved proxy, or provide BNY Mellon Wealth Management with instructions as to how to vote such proxy. In the latter case, BNY Mellon Wealth Management will vote the proxy in accordance with the independent fiduciary's determination. Other possible conflict resolutions may include: (1) voting in proportion to other shareholders ("mirror voting"); (2) erecting informational barriers around, or recusal from the vote decision making process by, the person or persons making voting decisions; and (3) voting in other ways that are consistent with our obligation to vote in our clients' best interest.

Operations of the Proxy Voting Committee. The Proxy Voting Committee also has engaged ISS as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. In that role, ISS is required to follow the Voting Guidelines and apply them to the corresponding proxy proposals or matters on which a shareholder vote is sought. Accordingly, proxies that can be appropriately categorized and matched will be voted in accordance with the applicable Voting Guideline, or a proxy proposal will be referred to the Proxy Voting Committee if the Voting Guidelines so require, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial and require a case-by-case analysis, as determined by the Committee in its discretion (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals). In addition, the Proxy Voting Committee will direct ISS to refer to it for discussion and vote all proxy proposals of those issuers: (1) where the percentage of their outstanding voting securities held in the aggregate in accounts managed BNY Mellon Wealth Management is deemed significant or (2) that are at or above a certain specified market capitalization size (each, as determined by the Proxy Voting Committee in its discretion). For items referred to it, the Proxy Voting Committee may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by its Proxy Advisors, or on any independent research and analysis obtained or generated by BNY Mellon Wealth Management. Each fund bears an equal share of ISS's fees in connection with the proxy agency, reporting and related services that ISS provides to the Proxy Voting Committee in respect of the funds.

Voting Proxies of Designated BHCs

BNY Mellon is subject to the requirements of the Bank Holding Company Act of 1956, as amended (the "BHCA"). Among other things, the BHCA prohibits BNY Mellon, funds that BNY Mellon "controls" by virtue of share ownership ("Bank Controlled Funds"), and any fund or other investment account over which BNY Mellon exercises sole voting discretion (collectively, the "BNYM Entities"), in the aggregate, from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any BHC without the prior approval of the Board of Governors of the Federal Reserve System (the "BHCA Rules").

Because ISS has sole voting authority over voting securities issued by the Designated BHCs, the holdings of such securities by the funds (other than Bank Controlled Funds) are excluded from the 5% aggregate computation under the BHCA Rules and the funds (other than Bank Controlled Funds) are permitted to purchase and hold securities of BHCs without limits imposed by the BHCA. (Voting securities of BHCs held by funds that are Bank Controlled Funds, however, continue to be aggregated with the holdings of other BNYM Entities because of BNY Mellon's share ownership in those funds.) An issuer that is a BHC will be identified as a Designated BHC (and voting authority over its voting securities will be delegated to ISS) when BNYM Entities in the aggregate own, control or hold sole voting discretion with respect to approximately 4.9% of any class of voting securities issued by the BHC. If such aggregate level of ownership, control or voting discretion decreases to approximately 3%, the issuer will no longer be considered a Designated BHC and BNY Mellon Wealth Management will be redelegated sole voting authority over the BHC's voting securities held by a fund. BNY Mellon's Global Holdings Reporting Group is primarily responsible for monitoring (i) investments in BHCs for compliance with the 5% ownership limit under the BHCA Rules and (ii) the determination of the application of the delegation to ISS, and reappointment of BNY Mellon Wealth Management, with respect to voting authority over Designated BHC securities.

CenterSquare Investment Management LLC

Introduction

Pursuant to the adoption by the Securities and Exchange Commission of Rule 206(4)-6 under the Investment Advisers Act of 1940 (the " Advisers Act"), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (1) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (2) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (3) the adviser discloses to the clients how they may obtain information on how the adviser voted their proxies. This privacy policy ("Proxy Voting Policy") documents CenterSquare's proxy voting policies and procedures.

Proxy Committee

CenterSquare's Proxy Committee ("Proxy Committee") is responsible for overseeing the proxy voting process and for establishing and maintaining the Proxy Voting Policy, which is reviewed and updated annually. The Proxy Committee is comprised of the Chief Operating Officer, Director – Head of Securities Operations, and designated members of CenterSquare's investment teams. The CenterSquare Compliance team will participate as a non-voting member of the Committee. At a minimum, the Proxy Committee will meet no less than annually to review and update the Proxy Voting Policy, if necessary, and to review other proxy voting topics as needed.

Policy Details

As a registered investment adviser, CenterSquare has a fiduciary duty to act solely in the best interest of its clients. This duty requires CenterSquare to vote proxies in a timely manner and make voting decisions that are in the best interests of its clients. All proxies received by CenterSquare are voted in accordance with these procedures and are intended to comply with Rule 206(4)-6 of the Advisers Act. This Proxy Voting Policy applies only to those CenterSquare clients who in their investment advisory contract have chosen to have us vote their proxies. At account start-up, upon amendment of an investment advisory agreement ("IMA") or upon a letter of instruction, the applicable client IMA is reviewed to determine whether CenterSquare has authority to vote client proxies. As a UNPRI Signatory, CenterSquare has chosen to use the ISS Sustainability Proxy Voting Guidelines as the default proxy policy for its clients. A client of CenterSquare may elect to use other ISS general or customized proxy voting guidelines through ISS. However, CenterSquare does not attempt to reconcile individual client proxy policies to the

ISS Sustainability policy. A client may change their proxy-voting decision at any time. Clients who have delegated voting responsibilities to CenterSquare with respect to their account may direct CenterSquare to vote in a particular manner for a specific ballot. CenterSquare will use reasonable efforts to vote according to the client's request in these circumstances, however our ability to implement such voting instructions will be dependent on operational matters such as the timing of the request.

A. Retention and Oversight of Proxy Service Provider

CenterSquare's proxy voting policies and procedures are intended to meet the objective to act in its clients' best interests. The sheer number of proxy votes related to client holdings makes it impossible for CenterSquare to research each and every proxy issue. Recognizing the importance of informed and responsible proxy voting, CenterSquare has retained an independent third party service provider, ISS, to analyze proxy issues, provide proxy research and recommendations on how to vote those issues, provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

CenterSquare monitors the capacity, competency, and conflicts of interest of ISS to ensure that CenterSquare continues to vote proxies in the best interest of its clients. On an annual basis, CenterSquare conducts a due diligence review of ISS regarding their proxy voting services as part of its investment advisory duty to perform oversight over the proxy voting firm. This review includes updates and discussion over the following areas of ISS:

• Firm level initiatives and status updates

• Research process

• Legal and Compliance

• Conflicts of Interest

• Information security and IT security controls

B. Decision Methods

ISS' Global Voting Principles, launched in December 2013, provide for four key tenets on accountability, stewardship, independence, and transparency, which underlie their approach to developing recommendations on management and shareholder proposals at publicly traded companies. ISS uses a bottom-up policy formulation process which collects feedback from a diverse range of market participants through multiple channels including an annual Policy Survey. The ISS Policy Board uses the input to develop its draft policy updates each year. Before finalizing these updates, ISS publishes draft updates for an open review and comment period. Beginning in 2008, all comments received are posted verbatim to the Policy Gateway, in order to provide additional transparency into the feedback ISS has received. Final updates are published in November, to apply to meetings held after February of the following year. ISS research analysts apply more than 400 policies to shareholder meetings. As part of the research process, ISS analysts interact with company representatives, institutional shareholders, shareholder proponents and other parties to gain deeper insight into key issues.2 ISS reviews and updates their proxy polices on an annual basis. The ISS Policy Information is located under Policy Gateway at https://www.issgovernance.com.

When determining whether to invest in a company, one of the many factors CenterSquare may consider is the quality and depth of the company's management. As a result, CenterSquare believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, votes are cast in accordance with the recommendations of the company's management. CenterSquare reviews all ballot items where ISS is recommending voting against the management of the issuer. Generally, CenterSquare will not override the ISS specific policy vote recommendations but reserves the right to change that vote when a CenterSquare Portfolio Manager disagrees with an ISS recommendation and feels it is in the best interest of all clients to change the proxy vote. CenterSquare Compliance ("Compliance") is notified when an override of the ISS vote is proposed by a CenterSquare Portfolio Manager. Compliance will ascertain that appropriate justification for the override is reasonable and appropriately documented in the ISS voting records prior to the actual proxy vote. A rationale of our decision is noted within the ISS system when we override ISS' specific policy recommendation and is included in the ballot summary reports. Proxy voting reports are available to clients upon request. For clients that have provided CenterSquare authority to vote proxies and have not otherwise selected other ISS general or customized proxy voting guidelines, proxy voting will be made on behalf of all client accounts in accordance with ISS Sustainability Proxy Voting Guidelines.

C. CenterSquare Conflicts of Interest

In certain instances, a conflict of interest may arise when CenterSquare votes a proxy. CenterSquare will deem to have a potential conflict of interest when voting proxies including, but not limited to, one or more of the following:

• CenterSquare or one of its affiliates manages assets for that issuer or an affiliate of that issuer and also recommends that its other client's investment in such issuer's securities.

• A director, trustee or officer of the issuer or affiliate of the issuer is an employee of CenterSquare or a director of CenterSquare or its affiliates, or a fund sub-advised by CenterSquare.

• CenterSquare is actively soliciting that issuer or an affiliate of the issuer as a client

• A director or executive officer of the issuer has a personal relationship with a member of the relevant investment team or other employee of CenterSquare that may affect the outcome of the proxy vote.

Each person who serves as a proxy administrator ("Proxy Administrator) as further defined below, is a member of an investment team, or serves on the Proxy Voting Committee shall, on at least an annual basis, certify:

• a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict and;

• They have not been unduly influenced by an issuer or other third party to vote in a particular manner.

In situations where CenterSquare perceives a material conflict of the interest, the conflict is reported to the Chief Compliance Officer. It is expected that CenterSquare will abstain from making a vote decision and allow ISS to vote to mitigate the material conflict of interest.

D. Securities Lending

Some clients have, at their discretion, elected to participate in security lending programs. CenterSquare is unable to vote securities that are on loan under these types of arrangements.

E. Decisions not to Vote Proxies

CenterSquare fully recognizes its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations. CenterSquare will therefore attempt to process every vote it receives for all domestic and foreign proxies. There may be situations in which CenterSquare cannot vote proxies. For example, the client or custodian does not forward the ballots in a timely manner.

Proxy voting in certain countries requires shareblocking. Shareblocking in general refers to restrictions on the sale or transfer of securities between the execution of the vote instruction and the tabulation of votes at the shareholder meeting. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the client's custodian bank. The blocking period may last from several days to several weeks depending upon the market, the security and the custodian. CenterSquare believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. In order to preserve the account's liquidity, CenterSquare will generally instruct ISS to "DO NOT VOTE" these shares.

Proxies relating to foreign securities may also be subject to additional documentation. Such documentation may be difficult to obtain or produce as a condition of voting or requires additional costs that generally outweigh the benefit to be gained by voting. Therefore, in some cases, those shares will not be voted.

F. Reporting

ISS provides CenterSquare on-line access to client proxy voting records. A summary of the proxy votes cast by CenterSquare is available to clients upon request for their specific portfolio. Due to confidentially and conflict of interest concerns, CenterSquare does not disclose to third parties how it votes client proxies.

CenterSquare's proxy voting policies are disclosed in Form ADV Part 2A. A copy of this Proxy Voting Policy and the ISS Proxy Voting Guidelines is available to our clients, without charge, upon request. All requests may be sent to Liz Conklin, Director, Head of Securities Operations, CenterSquare Investment Management LLC, 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462 or at lconklin@CenterSquare.com.

G. Proxy Administration and Recordkeeping

Members of CenterSquare's securities operations department are responsible for the administration ("Proxy Administrator") of the proxy voting process. Both ISS and the client's custodian monitor corporate events for CenterSquare. CenterSquare gives an authorization and letter of instruction to the client's custodian who then forwards proxy material it receives to ISS so that ISS may vote the proxies. On a regular basis, CenterSquare sends ISS an updated list of client accounts and the security holdings in those accounts so that ISS can update its database and is aware of which proxies it will need to vote.

The Proxy Administrator is responsible for:

• monitoring reports identifying pending meetings and due dates for ballots

• monitoring reports to ensure that clients are coded to the appropriate ISS policy,

• ensuring ballots are voted according the ISS policy assigned to the client,

• monitoring for share blocking ballots

• monitoring reports for votes against management

• reviewing user access and new / close account setups

• performing vote overrides as required by Portfolio Managers and document changes and rationale for each vote override

CenterSquare or ISS also maintains the following records:

• ballot summary reports for each client indicating which ballots were votes, number of shares voted, description of the proposal, how the shares were voted and the date on which the proxy was returned, and the policy applied

• ballot summary reports for vote overrides with the Portfolio Managers rationale

• meeting-level statistical reports

• copy of each proxy statement received, provided that no copy needs to be retained of a proxy statement found on the SEC's EDGAR website

H. Compliance Oversight

CenterSquare Compliance is responsible for testing compliance with the firm's proxy voting policies and procedures set forth in this Proxy Voting Policy. As part of its annual testing program, CenterSquare Compliance testing procedures relating to proxy voting include:

• annual review of the Proxy Voting Policy

• annual review of proxy voting policies and procedures described in the firm's ADV Form Part 2A

• sampling of proxy voting records to ensure voting was complete in the best interest of clients and in accordance with the ISS Sustainability Proxy Voting Guidelines

• sampling of proxy vote overrides and review of documentation supporting such overrides

• participate in and review of the firm's annual due diligence over the third-party proxy voting firm, ISS

Insight North America

I. Introduction

Insight has adopted this Proxy Voting Policy ("Policy") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with respect to the voting of client proxies. Insight serves as investment adviser and sub-adviser to institutional separate accounts, private funds, and registered investment companies (collectively, "Clients").

Pursuant to this Policy, Insight shall vote proxies on behalf of Clients for whom Insight has been given and agreed to accept voting authority. The fundamental guideline followed by Insight in voting proxies is to ensure that the manner in which shares are voted is in the best interests of Clients and the values of their investments. Any general or specific proxy voting guidelines provided by a Client or its designated agent in writing will supersede the specific guidelines in this Policy.

Additionally, the DOL views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The DOL has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

Note: this Proxy Voting Policy will be reviewed at least annually.

II. Client Disclosure and Recordkeeping

1. In addition to this Policy, Clients may obtain information on how Insight voted their proxies.

2. Additionally, Insight will maintain proxy voting records for its advisory clients, consistent with the Advisers Act.

3. For Clients that are registered investment companies, Insight will disclose this Policy to the shareholders of such funds and make filings with the SEC with regard to the specific proxy votes that Insight cast as shareholders of portfolio securities in accordance with the rules and regulations under the 1940 Act.

4. Certain Clients may participate in securities lending programs. If Insight is aware that a material event will occur affecting securities on loan, Insight will be obligated to call such loan in time to vote the proxies; however, with respect to other voting matters involving securities on loan, Insight would generally not vote with respect to such securities.

III. General Policy Regarding Proxy Voting

Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that, our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well-being of the corporation, Insight will vote to support shareholder proposals, unless other mitigating circumstances are present. Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, Insight may manage assets of a pension plan of a company whose management is soliciting proxies, or an employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which Insight votes proxies must be based on Clients' best interests and not the product of the conflict.

In furtherance of Insight's goal to vote proxies in the best interests of clients, Insight follows procedures designed to identify and address material conflicts that may arise between Insight's interests and those of its Clients before voting proxies for Client securities.

Insight's detailed policies and procedures with respect to conflicts of interest and specific proxy voting guidelines can be found in Sections V. and VI. of this Policy, below.

IV. Procedures for Identifying Conflicts of Interest

Insight will monitor the potential for conflicts of interest with respect to proxy voting recommendations or directions both as a result of personal relationships, significant Client relationships (those accounting for greater than 15% of annual revenues), or special circumstances that may arise during the conduct of Insight's or its affiliates' business.

1. The CCO or her designee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Insight's decision-making. Further, a conflict of interest shall be deemed material in the event the issuer that is the subject of the proxy or any executive officer of that issuer has a Client relationship with Insight or its affiliates, of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The CCO or her designee shall maintain a written record of all materiality determinations in addition to the method used to resolve a material conflict of interest.

2. If it is determined that a conflict of interest is not material, Insight will vote proxies in accordance with the specific voting policy detailed in Section V, below.

3. If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:

• disclosing the conflict to the client and obtaining its consent before voting;

• suggesting to the client that it engage another party to make a recommendation;

• engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

• utilizing such other method as is deemed appropriate under the circumstances given the nature of the conflict.

V. Specific Proxy Voting Guidelines

This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.

1. Routine Matters

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

a. They do not measurably change the structure, management control, or operation of the corporation.

b. They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation

Insight will normally support the following routine proposals:

a. To increase authorized common shares.

b. To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

c. To elect or re-elect directors.

d. To appoint or elect auditors.

e. To approve indemnification of directors and limitation of directors' liability.

f. To establish compensation levels.

g. To establish employee stock purchase or ownership plans.

h. To set time and location of annual meeting.

2. Non-Routine Proposals

a. Social Issues

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill advised or misguided. If Insight has determined that management is generally socially responsible, we typically vote against the following shareholder proposals:

1) To enforce restrictive energy policies.

2) To place arbitrary restrictions on military contracting.

3) To bar or place arbitrary restrictions on trade with other countries.

4) To restrict the marketing of controversial products.

5) To limit corporate political activities.

6) To bar or restrict charitable contributions.

7) To enforce a general policy regarding human rights based on arbitrary parameters.

8) To enforce a general policy regarding employment practices based on arbitrary parameters.

9) To enforce a general policy regarding animal rights based on arbitrary parameters.

10) To place arbitrary restrictions on environmental practices.

b. Financial/Corporate Issues

Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure. Insight will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1) To change the state of incorporation.

2) To approve mergers, acquisitions or dissolution.

3) To institute indenture changes.

4) To change capitalization.

c. Shareholder Rights

Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. Insight typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Insight will generally vote in favor of the following management proposals:

1) To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2) To institute staggered board of directors.

3) To require shareholder approval of not more than 66-2/3% for a proposed amendment to the corporation's by-laws.

4) To eliminate cumulative voting.

5) To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

6) To create a dividend reinvestment program.

7) To eliminate preemptive rights.

8) To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

Insight will generally vote against the following management proposals:

1) To require greater than 66-2/3% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").

2) To require an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

3) To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4) To prohibit replacement of existing members of the board of directors.

5) To eliminate shareholder action by written consent without a shareholder meeting.

6) To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

7) To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

8) To limit the ability of shareholders to nominate directors.

Insight will generally vote in favor of the following shareholder proposals:

1) To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66-2/3%.

2) To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

3) To change the state of incorporation for companies operating under the umbrella of anti- shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4) To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5) To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board

6) To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

7) To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

8) To create a dividend reinvestment program.

9) To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state, law.

10) To require that "golden parachutes" be submitted for shareholder ratification.

Insight will generally vote against the following shareholder proposals:

1) To restore preemptive rights.

2) To restore cumulative voting.

3) To require annual election of directors or to specify tenure.

4) To eliminate a staggered board of directors.

5) To require confidential voting.

6) To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the .board.

7) To dock director pay for failing to attend board meetings.

VI. Voting Process

The CCO is responsible for voting proxies on behalf of Clients for whom Insight has been given and agreed to accept voting authority, and will generally vote proxies in accordance with these guidelines. In circumstances in which the subject matter of the vote is not covered by these guidelines, or) or Insight believes it may be necessary, in the best interests of shareholders, to vote contrary to our general guidelines, the CCO will discuss the matter with the CEO and General Counsel of Insight, who will be responsible for making the definitive determination as to how the proxy matter will be voted.

Any questions regarding this Policy may be directed to the CCO of Insight.

VII. Trust Indentures

From time to time, Insight is asked to consent to an amendment to or grant a waiver under a trust indenture or other governing document of a specific financial instrument held by Clients. Such consents or waivers may cover corporate actions such as tenders, exchanges, registration rights, restructurings and other transactions relating to fixed income holdings of client accounts.

Insight will generally treat such requests for consents not as proxies subject to these proxy voting policies and procedures, but as investment matters to be dealt with by the investment professional covering such instruments, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors for a public company, (ii) would not otherwise materially affect the structure, management or control of a public company, and (iii) relate to a company in which Clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments. Determinations on voting consents or waivers to these matters are generally driven by Insight's view of whether the proposed action will result in an economic benefit for the affected Client(s).

VIII. Recordkeeping

Insight shall maintain the following records relating to proxy voting:

1. a copy of these policies and procedures;

2. a copy of each proxy solicitation (including proxy statements) and related materials with regard to each recommendation;

3. documentation relating to the identification and resolution of conflicts of interest; and

4. any documents created by Insight that were material to a proxy voting recommendation or that memorialized the basis for that recommendation.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the time the last entry was made on such record, the first two years in Insight's office.

Dreyfus Cash Investment Strategies

CIS offers to clients money market strategies that invest in high quality money market instruments with short-term maturities issued by companies, institutions, banks and governments. CIS also invests in repurchase agreements and bank deposits. Due to the nature of these investments, CIS does not anticipate regular proxy voting activity. If presented with a proxy voting opportunity, the firm will seek to make voting decisions that are consistent with this policy and its procedures.

CIS recognizes its duty to vote proxies in a manner consistent with the best financial and economic interests of its clients. CIS seeks to avoid material conflicts of interest through the application of its adopted detailed, pre-determined proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts. The Voting Guidelines were developed based on internal and external research and recommendations provided by an independent proxy advisor, and without consideration of any BNY Mellon client relationship factors. The Voting Guidelines are designed to effect voting recommendations which over time seek to maximize the economic value of the securities of companies held in client accounts (viewed collectively and not individually) as determined in CIS's discretion.

On behalf of CIS, BNYM Investment Adviser has retained the services of the Proxy Advisors to provide comprehensive research, analysis, and voting recommendations. These services are used most frequently in connection with proposals or matters that may be controversial or require a case-by-case analysis in accordance with the Voting Guidelines. BNYM Investment Adviser has engaged ISS to administer the mechanical, non-discretionary elements of proxy voting and reporting for CIS clients. ISS is directed, in an administrative role, to follow the specified Voting Guideline and apply it to each applicable proxy proposal or matter where a shareholder vote is sought. Accordingly, proxy items that can be appropriately categorized and matched either will be voted in accordance with the applicable Voting Guideline or will be referred to CIS if the Voting Guideline so requires. The Voting Guidelines require referral to CIS of all proxy proposals or shareholder voting matters for which there is not an established applicable Voting Guideline, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial (as determined by the firm in its discretion).

For items referred to CIS, the firm may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by the Proxy Advisors, or on any independent research and analysis obtained or generated by our portfolio managers, analysts and involved proxy administrative support personnel.

Clients that have granted CIS with voting authority are not permitted to direct the firm on how to vote in a particular solicitation. Clients that have not granted CIS voting authority over securities held in their accounts and choose either to retain proxy voting authority or to delegate proxy voting authority to another firm (whether such retention or delegation applies to all or only a portion of the securities within the client's account), either the client's or such other entity's chosen proxy voting guidelines will apply to those securities. CIS generally does not provide proxy voting recommendations to clients who have not granted the firm voting authority over their securities.

If CIS receives a proxy from a non-U.S. company, the firm will seek to effect a vote decision through the application of the Voting Guidelines. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the various non-U.S. markets in which clients may invest. In these markets, CIS may face regulatory, compliance, legal or logistical limits with respect to voting securities held in client accounts which can affect the Firm's ability to vote such proxies, as well as the desirability of voting such proxies. Non-U.S. regulatory restrictions or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer's voting securities that CIS can hold for clients and the nature of our voting in such securities. The Firm's ability to vote proxies may also be affected by, among other things: (1) late receipt of meeting notices; (2) requirements to vote proxies in person: (3) restrictions on a foreigner's ability to exercise votes; (4) potential difficulties in translating the proxy; (5) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (6) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting. Absent an issue that is likely to impact clients' economic interest in a company, CIS generally will not subject clients to the costs (which may include a loss of liquidity) that could be imposed by these requirements. In these markets, CIS will weigh the associative costs against the benefit of voting and may refrain from voting certain non-U.S. securities in instances where the items presented are not likely to have a material impact on shareholder value.

CIS will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, CIS will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded.

Mellon Investments Corporation

Mellon, through its participation in Mellon's Proxy Voting Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders of U.S. and Japanese companies (the "Mellon Voting Guidelines"). There are separate guidelines for securities of non-U.S. companies (ex-Japan), with respect to which Mellon seeks to vote proxies through application of the ISS Global Voting Principles and Regional Policies/Principles (the "ISS Voting Guidelines" and, collectively with the Mellon Voting Guidelines, each as in effect from time-to-time, the "Voting Guidelines"). Mellon, in voting proxies, will seek to act solely in the best financial and economic interests of its clients, including the funds.

Securities of Non-U.S. Companies and Securities Out on Loan. It is Mellon's policy to seek to vote all proxies for securities held in the funds' portfolios for which Mellon has voting authority. However, situations may arise in which Mellon cannot, or has adopted a policy not to, vote certain proxies, such as refraining from voting certain non-U.S. securities or securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when share blocking (discussed below) is required, the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities of Non-U.S. Companies. With regard to voting proxies with respect to shares of non-U.S. companies, Mellon weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the funds may invest. In these markets, Mellon seeks to submit proxy votes in a manner consistent with the ISS Voting Guidelines, while taking into account the different legal and regulatory requirements. For example, proxy voting in certain countries requires "share blocking" pursuant to which a fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities. During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund's custodian bank. Mellon generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the funds' portfolio managers not being able to sell the funds' shares of such securities while the shares are blocked). Therefore, if share blocking is required, Mellon typically elects not to vote the shares. Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies. For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed. Other markets require the provision of local agents with a power of attorney before acting on the voting instructions. In some cases the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis. Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.

Securities Out on Loan. For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest. Mellon seeks to avoid material conflicts of interest between a fund and the fund's shareholders, on the one hand, and BNYM Investment Adviser, Mellon, the Distributor, or any affiliated person of the fund, BNYM Investment Adviser, Mellon or the Distributor, on the other, through several layers of controls, including its participation in the Proxy Voting Committee. The Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, the members of which are senior officers and investment professionals, and do not include individuals whose primary duties relate to sales, marketing or client services. The Proxy Committee applies detailed, pre-determined proxy voting guidelines (the applicable Voting Guidelines) in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services (including the Proxy Advisors) and without consideration of any client relationship factors. When proxies are voted in accordance with these pre-determined Voting Guidelines, it is Mellon's view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed. In addition, Mellon engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon, and may engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. These instances typically arise due to relationships between proxy issuers or companies and BNY Mellon, a BNY Mellon affiliate, a BNY Mellon executive, or a member of BNY Mellon's Board of Directors, but material conflicts of interests may also arise due to relationships involving Mellon and/or Mellon employees, officers and directors. When an independent fiduciary is engaged, the fiduciary either will vote the involved proxy, or provide Mellon with instructions as to how to vote such proxy. In the latter case, Mellon will vote the proxy in accordance with the independent fiduciary's determination. Other possible conflict resolutions may include: (1) voting in proportion to other shareholders ("mirror voting"); (2) erecting informational barriers around, or recusal from the vote decision making process by, the person or persons making voting decisions; and (3) voting in other ways that are consistent with our obligation to vote in our clients' best interest.

Operations of the Proxy Voting Committee. The Proxy Voting Committee also has engaged ISS as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. In that role, ISS is required to follow the Voting Guidelines and apply them to the corresponding proxy proposals or matters on which a shareholder vote is sought. Accordingly, proxies that can be appropriately categorized and matched will be voted in accordance with the applicable Voting Guideline, or a proxy proposal will be referred to the Proxy Voting Committee if the Voting Guidelines so require, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial and require a case-by-case analysis, as determined by the Committee in its discretion (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals). In addition, the Proxy Voting Committee has directed ISS to refer to it for discussion and vote all proxy proposals of those issuers: (1) where the percentage of their outstanding voting securities held in the aggregate in accounts managed Mellon is deemed significant or (2) that are at or above a certain specified market capitalization size (each, as determined by the Proxy Voting Committee in its discretion). For items referred to it, the Proxy Voting Committee may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by its Proxy Advisors, or on any independent research and analysis obtained or generated by Mellon. Each fund bears an equal share of ISS's fees in connection with the proxy agency, reporting and related services that ISS provides to the Proxy Voting Committee in respect of the funds.

Voting Proxies of Designated BHCs

BNY Mellon is subject to the requirements of the BHCA. Among other things, the BHCA prohibits the BNYM Entities, in the aggregate, from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any BHC without the prior approval of the Board of Governors of the Federal Reserve System (the "BHCA Rules").

For all funds except Bank Controlled Funds, the board has delegated to ISS the sole authority to vote proxies of Designated BHCs. Because ISS has sole voting authority over voting securities issued by the Designated BHCs, the holdings of such securities by the funds (other than Bank Controlled Funds) are excluded from the 5% aggregate computation under the BHCA Rules and the funds (other than Bank Controlled Funds) are permitted to purchase and hold securities of BHCs without limits imposed by the BHCA. (Voting securities of BHCs held by funds that are Bank Controlled Funds, however, continue to be aggregated with the holdings of other BNYM Entities because of BNY Mellon's share ownership in those funds.)

An issuer that is a BHC will be identified as a Designated BHC (and voting authority over its voting securities will be delegated to ISS) when BNYM Entities in the aggregate own, control or hold sole voting discretion with respect to approximately 4.9% of any class of voting securities issued by the BHC. If such aggregate level of ownership, control or voting discretion decreases to approximately 3%, the issuer will no longer be considered a Designated BHC and Mellon will be redelegated sole voting authority over the BHC's voting securities held by a fund. BNY Mellon's Global Holdings Reporting Group is primarily responsible for monitoring (i) investments in BHCs for compliance with the 5% ownership limit under the BHCA Rules and (ii) the determination of the application of the delegation to ISS, and reappointment of Mellon, with respect to voting authority over Designated BHC securities.

Newton Investment Management Limited

Proxy Voting Guidelines

Newton has adopted and implemented the Proxy Voting Policies and Procedures (the "Policy"), which it believes is reasonably designed to:

• Ensure that voting rights are exercised;

• Ensure voting decisions are in the best interests of clients;

• Address potential material conflicts of interest that may arise; and

• Meet disclosure requirements and expectations in connection with voting responsibilities and activities undertaken.

Voting Guidelines

Newton does not employ a prescriptive voting policy across all voting matters. Rather, overarching principles have been established that guide the ultimate voting decision – these are described in Newton's publicly available Responsible Investment Policies and Procedures. Voting decisions are taken on a case-by-case basis, which ensures that a company's individual circumstances and the nature of the resolution are taken into account together with relevant governing laws, guidelines and established best practices.

Each voting decision is based on Newton's belief that it supports the best interests of its clients.

It is Newton's intention to exercise voting rights in all markets where it retains voting authority. This may be hindered by various practical considerations. For instance, in certain markets, shares are "blocked" before the exercise of voting rights. Blocking consists of placing the stock on a register for a number of days spanning the meeting. During the share-blocked period, the shares cannot be traded freely. In markets where share blocking is practiced, Newton will vote only when the resolution is not in shareholders' best interests and where restricting the ability to trade does not risk adversely affecting the value of clients' holdings.

Newton seeks to make proxy voting decisions that are in the best interest of its clients. Viewed broadly, these proxy voting guidelines seek to maximize investor value by promoting sound environmental, social and governance ("ESG") policies, procedures and practices through the support of proposals that are consistent with four key objectives:

• The alignment of the interests of a company's management and board of directors with those of the company's investors;

• To promote the accountability of a company's management to its board of directors, as well as the accountability of the board of directors to the company's shareholders;

• To uphold the rights of a company's investors to affect change by voting on those matters submitted for approval; and

• To promote adequate disclosure about a company's business operations and financial performance in a timely manner.

The following are summaries of how Newton generally views certain matters in connection with the voting of proxies as a fiduciary for clients:

Boards

A board is charged with the responsibility and authority to sanction and decide all significant matters relating to a company's activities. Newton believes it is essential to have an appropriate balance between executive and independent non-executive (or outside) directors ("NEDs") to ensure that the interests of shareholders are represented. A company's board should have an effective structure, have access to adequate training, undertake suitable recruitment to ensure the maintenance of appropriate skills and breadth of experience, and have planned succession. It should undertake its own annual valuation and assess the suitability of an external evaluation. At least annually, the board should review the effectiveness of the company's internal controls and appropriateness of its risk profile. Directors should also be available to meet with investors when required.

Independence

Newton believes that NEDs play a vital role of counsel and oversight of executive management, while also representing and safeguarding the interests of investors. It is therefore important that a board maintains an appropriate level of independence. When reviewing the independence of NEDs, Newton looks unfavorably on directors having a recent relationship with the company, involved in related-party transactions, or receiving performance-based remuneration, as well as where a NED's length of service suggests that the board lacks fresh experience, insight and judgement. Generally, Newton will vote against where board independence does not meet the local corporate governance code requirements or best practice expectations.

Chair and Chief Executive Officer (CEO)

Newton believes that it is in the best interests of stakeholders for the roles of CEO and chair to be separate and defined. The division of chair and CEO should ensure a balance of power and authority, such that no one individual has unfettered powers of decision. In general, Newton is opposed to a CEO becoming chair of the same company, and has a preference for the chair to be considered independent at the time of appointment.

Senior Independent Director (SID) or Lead Director

A senior independent director or lead director should act as a conduit between the NEDs and the stakeholders, and ensure that the views of the independent NEDs play a prominent role in board deliberations. Where a chair is not considered independent, Newton expects the responsibilities, authorities and powers of the SID, such as the SID's role in approving the board agenda and calling board meetings, to be explained clearly.

Board Committees

Newton favors the establishment of key board committees with oversight of a board's audit, risk, remuneration and nomination functions. For many companies, it is good practice for a separate board committee to be established and charged with oversight of the company's environmental and social policies. Ideally, each committee should consist of a majority of independent directors, with the audit committee and remuneration committee consisting solely of independent directors.

Board Diversity

A board should contain a wide variety of experience and skills. Consideration of board diversity should include, but not be limited to, gender, age, nationality, race, religion, skill, experience and knowledge. Investors, companies and boards are not best served by a board that is overly homogeneous. In an effort to establish a breadth of expertise, knowledge and skill, and to stimulate constructive challenging debate, boards should be constituted of members that are sufficiently well diversified and experienced to meet the individual needs of the company.

A board's nominations committee should be charged with the responsibility of ensuring that a good balance of board diversity is achieved. An effective succession-planning policy will aid a nomination committee in its efforts to address this matter.

Newton will engage with companies and vote against board directors where there is an absence of a robust policy and a low level of gender diversity on the board.

Auditors

The quality and independence of auditors plays a crucial role in protecting shareholders' interests. Remuneration of auditors for non-audit services should be kept under review by the audit committee and should not be excessive. Newton expects non-audit fees to be disclosed and justified in the auditor's remuneration section of a company's annual report and accounts. Companies should assess the appropriateness of changing their auditor periodically (at least every 25 years) and/or the lead audit partner managing the company's audit. Newton would be concerned if a company accepts a monetary cap on its auditor's liability. Also, Newton expects to see a detailed explanation should any other type of liability limitation be adopted.

Remuneration

Levels of remuneration should be appropriate to attract, motivate and retain suitable staff. A significant proportion of remuneration should be subject to the creation of sustainable long-term value and aligned with the company's strategy.

Variable remuneration should be structured so that it does not reward individuals for poor performance. Should performance metrics governing the vesting of variable remuneration awards not be representative of the underlying performance of the business, Newton would expect an independent remuneration committee to exercise discretion. Generally, Newton subscribes to the remuneration principles and guidelines as published by the UK Investment Association and the International Corporate Governance Network.

Dividend Policies

Dividend payments are an important source of income for investors. A consistent policy is appreciated given that it promotes financial discipline. Newton is cautious of companies with a consistently low dividend payout ratio that have not identified suitable investment opportunities or developed a strategic investment plan.

Share Buy-Backs

The practice of companies buying back and cancelling their shares can be a valid method of increasing shareholder value. However, a decision to buy back shares should be considered in the context of alternative uses of capital, such as acquisitions or a special dividend. Investors should be mindful that share buy-backs can be used to fulfil the vesting of remuneration arrangements and may artificially improve performance metrics that govern the vesting of remuneration awards. In addition, investors should also be mindful that buying back shares can result in creeping control of the company by a significant shareholder.

Related-Party Transactions

Related-party transactions encompass a wide variety of dealings. These can include a company trading assets with one of its directors, the issuance of capital to a "friendly" investor, and agreements between a parent company and a subsidiary. Newton recognizes that, while a company can benefit from related-party transactions, investors' best interests are not always the primary reason for such transactions. Newton expects companies to explain the necessity for a related-party transaction together with justification that the decision to enter into such an arrangement was taken independently of the related party.

Voting Rights

Newton supports the principle that a company's shares carry equal rights. An investor's control of a company should correlate with the level of its economic interest and be in line with the company's other investors. Newton is unfavorably disposed towards companies that give disproportionate influence to selected investors.

Schemes of Arrangement and Amendments to Articles of Association

Resolutions that seek approval of schemes of arrangement and changes to articles of association cover a wide remit of corporate events, including mergers, acquisitions and change of domicile. Given the individual nature of such events, it is important that each incident is considered on its own merits. As with other voting resolutions, Newton will exercise voting rights in line with its investment rationale and in the best interests of our clients.

Anti-Takeover Mechanisms/Poison Pills

Newton is unlikely to support arguments for approving the introduction or continuation of an anti-takeover mechanism. Such devices can lead to the entrenchment of a poorly performing management team and inhibit the creation of shareholder value.

Shareholder Rights

Shareholder rights differ greatly across jurisdictions. In the US, for example, shareholders have little control over the appointment of directors or allocation of capital. In the UK, shareholders elect company directors and have control of significant capital allocation proposals. Newton acknowledges that shareholders should not necessarily be involved in the detail of company management, but will not support companies seeking to reduce shareholder rights and will support shareholder proposals that seek to strengthen shareholder rights.

Capital Structure Alterations

A key strategic objective for a company is the efficient use of its capital structure. Companies should ensure that the value and rights of shareholders and bondholders are not diluted unnecessarily. Newton expects companies to communicate their intentions clearly and provide rationale for any changes to their capital structure.

Controlling and Influential Shareholders

Care must be taken when investing in a company with a controlling or influential shareholder. Companies should disclose the detail behind any special relationships or agreements that are in place with such shareholders. Newton will seek to understand the investment expectations of these investors and place greater emphasis on the company conforming to corporate governance best practice in an effort to limit the possibility of our clients being disadvantaged by the situation.

Voting Procedures

All voting opportunities are communicated to Newton's Corporate Actions Team and the Responsible Investment Team by way of an electronic voting platform.

The Responsible Investment Team reviews all resolutions for matters of concern; for example, egregious compensation arrangements. Any such contentious issues identified may be referred to the appropriate Global Sector Analyst or Portfolio Manager for comment. Where an issue remains contentious, Newton may also decide to confer or engage with the company or other interested parties.

An electronic voting service is employed to submit voting decisions. Each voting decision taken by a member of the Responsible investment team has to be approved by an alternate member of the team.

The Corporate Actions Department is responsible for administrative elements surrounding the exercise of voting rights by ensuring the right to exercise clients' votes is available and that these votes are exercised.

Monitoring

The monitoring of investee companies is undertaken principally by our Global Sector Analysts and members of our Responsible Investment Team. A bespoke research database maintains proprietary information on key securities, including analysts' comments on these securities, meeting notes and Newton's proprietary Responsible Investment analysis, as well as voting and engagement information.

Escalation

The process of monitoring, voting and engaging can highlight areas of concern. If it is not in the best interests of Newton's clients to sell the security, Newton will engage with the company or, occasionally, its advisers. Newton may also share its concerns with other investors or investment representative bodies. As a last resort, the tabling of resolutions at a general meeting would be considered.

The decision to escalate a concern lies with the relevant members of Newton's Investment Team.

Acting Collectively

Subject to applicable law and reporting regulations, Newton will work collectively with other investors as well as trade associations, government bodies and non-governmental organizations to develop best practice, raise awareness of a concern or enhance the effectiveness of engagement activities. When considering action and also when acting collectively on a specific issue of concern with a company, we exercise caution in order to avoid situations of being unintentionally in receipt of Material Non-Public Information, breaching relevant anti-trust or anti-competitive rules and regulations, or being considered acting in concert with one or more other investors. To avoid issues related to securities reporting rules, Newton will not act collectively with respect to a specific company matter for companies whose shares are subject to reporting requirements in the United States.

Voting Service Providers

Newton utilizes the services of an electronic voting service provider to aid the efficiency and effectiveness of lodging voting instructions, and also as one of a variety of information sources used when determining voting decisions.

Newton employs ISS for the purposes of managing upcoming meetings, instructing voting decisions and providing research. ISS is an independent advisers that specialize in providing fiduciary-level proxy related services to institutional investment managers. The voting recommendations of ISS are not routinely followed; it is only in the event of Newton recognizing a potential material conflict of interest (as described above) when the voting recommendations of ISS are followed explicitly.

ISS is subject to the policy and procedures of Newton's Outsourcing Activities Oversight Group. As such, regular due diligence of ISS is conducted, which includes reviewing ISS's operational performance, service quality, robustness of research and the service provider's internal controls, including management of its potential material conflicts of interest.

Conflicts of Interest

Newton has in place procedures for ensuring potential material conflicts of interests are mitigated, while its clients voting rights are exercised in their best interests. Newton seeks to avoid material conflicts of interest through the establishment of these proxy voting guidelines, the Responsible Investment Team and the oversight boards, and the application of the proxy voting guidelines in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services and without consideration of any BNY Mellon client relationship factors. Where a potential material conflict of interest exists between Newton, the company and/or a client, the voting recommendations of an independent third party proxy service provider will be instructed.

A potential material conflict of interest could exist in the following situations, among others:

1. Where Newton acts as a proxy for its clients, a conflict could arise between Newton (including BNY Mellon funds or affiliate funds), the investee company and/or a client when exercising voting rights

2. The securities which Newton invest in or the proponent of a proxy proposal may have a business relationship with BNY Mellon or any of its affiliates.

3. An employee, officer or director of BNY Mellon or one of its affiliated companies has a personal interest in the outcome of a particular proxy proposal.The proxy relates to a security where Newton has invested in two or more companies that are subject to the same merger or acquisition.

Where Newton engages its proxy voting service provider, or votes against a management recommendation this would be reported separately in Newton's publicly available Responsible Investment Quarterly Reports. These include the voting decisions taken and the voting rationale should the voting decision not be aligned with the recommendations of the underlying company's management.

Newton employees are required to identify any potential or actual conflicts of interest and take appropriate action to avoid or manage these and report them to Newton's TCF and Conflicts of Interest Committee for review.

Disclosures and Reporting

Newton publishes publicly on its website its Responsible Investment Policies and Principles, which describes Newton's approach to Responsible Investment including the exercise of voting rights. In addition, Responsible

Investment quarterly reports are published publicly, which include examples of ESG engagement and records all voting activity undertaken during the quarter, including the rationale for decisions to vote against management.

Newton's Proxy Voting Policy and procedures is also summarized in its Form ADV, which is filed with the SEC and furnished to clients. In addition, Newton will provide clients with a copy of its policies upon request. Also, upon request, clients may obtain information on how their proxies were voted by Newton.

Securities Lending

Newton does not engage in securities lending on behalf of its clients.

Controls, Record Keeping and Auditing

Internal procedure documents are reviewed and approved at least annually. These are overseen by Newton's Responsible and Ethical Investment Oversight Group. Records are kept of all voting decisions, including evidence of the approval process; which are subject to external audit. In addition, the Corporate Actions Team reports monthly on Critical Risk Indicators in relation to voting matters.

ESG Voting Guidelines

Newton's responsible investment team conducts research on ESG issues and undertakes engagement consistent with Newton's views on ESG issues.

Boards. Newton believes it is essential to have an appropriate balance between executive and independent non-executive directors to ensure that the interests of shareholders are represented. A company's board should have an effective structure, have access to adequate training, undertake suitable recruitment to ensure the maintenance of appropriate skills and breadth of experience, and have planned succession. It should undertake its own annual evaluation and assess the suitability of an external evaluation. The board should review the effectiveness of the company's internal controls and appropriateness of its risk profile at least annually. Directors should be available to meet with investors when required.

Independence. Newton believes it is important that a board maintains an appropriate level of independence. Newton looks unfavorably on directors having a recent relationship with the company, involved in related-party transactions, receiving performance-based remuneration, or where a non-executive director's length of service suggests that the board lacks fresh experience, insight and judgment.

Chairman and CEO. Newton believes it is in the best interests of shareholders for the roles of CEO and chair to be separate and defined. Newton is opposed to a CEO becoming chair of the same company and has a preference for the chair to be considered independent at the time of appointment.

Senior Independent Director. Newton expects a senior independent director or lead director to act as a conduit between the non-executive directors and the shareholders to ensure that the views of the independent non-executive directors play a prominent role in board deliberations.

Board Committees. Newton favors the establishment of key board committees with oversight of a board's audit, risk, remuneration and nomination functions, as well as a separate board committee charged with oversight of the company's environmental and social policies, where applicable. Each committee should consist of a majority of independent directors, with the audit committee and remuneration committee consisting solely of independent directors.

Succession Planning. Newton believes a fundamental role of the board is the establishment of an effective succession planning policy. Newton believes an engaged nomination committee should ensure that it has identified at least one suitable candidate to succeed individuals employed in key roles within the company and should be able to react swiftly in the event of an individual suddenly departing from the company.

Board Diversity. Newton believes a board should contain a wide variety of experience and skills and consideration of board diversity should include, but not be limited to, gender, age, nationality, race, religion, skill, experience and knowledge. A board's nomination committee should be charged with the responsibility of ensuring that a good balance of board diversity is achieved.

Risk Management and Internal Controls. Newton believes a company should have a clear policy in relation to assessing the appropriateness of its risk profile and communication how it is responding to material business risks via a clear risk register. The board should have formal responsibility for risk management and the internal control functions. Newton expects companies to report publicly on their policy and position in relation to these areas.

Auditors. Remuneration of auditors for non-audit services should be kept under review by the audit committee and should not be excessive. Newton expects non-audit fees to be disclosed and justified in the auditor's remuneration section of a company's annual report and accounts. Newton would be concerned if a company accepts a monetary cap on its auditor's liability and would expect to see a detailed explanation should any other type of liability limitation be adopted.

Remuneration. Variable remuneration should be structured so that it does not reward individuals for poor performance. If performance metrics governing the vesting of variable remuneration awards are not representative of the underlying performance of a business, Newton would expect an independent remuneration committee to exercise discretion.

Dividend Policies. Newton is cautious of companies with a consistently low dividend pay-out ratio that have not identified suitable investment opportunities or developed a strategic investment plan.

Share Buy-Backs. Newton believes a decision to buy back shares should be considered in the context of alternative uses of capital, such as acquisitions or a special dividend.

Related-Party Transactions. Newton expects companies to explain the necessity for a related-party transaction together with justification that the decision to enter into such an arrangement was taken independently of the related party.

Voting Rights. Newton is unfavorably disposed towards companies that give disproportionate influence to selected investors.

Schemes of Arrangement and Amendments to Articles of Association. A wide range of events may be covered by these proposals, including mergers, acquisitions and change of domicile. As each proposal must be considered on its own merits, Newton will exercise voting rights in line with its investment rationale and in the best interests of its clients.

Anti-Takeover Mechanisms/Poison Pills (Anti-Takeover Defense). Newton is unlikely to support arguments for approving the introduction or continuation of an anti-takeover mechanism because this may lead to the entrenchment of a poorly performing management team and inhibit the creation of shareholder value.

Shareholder Rights. Newton acknowledges that shareholders should not necessarily be involved in the detail of company management but will not support companies seeking to reduce shareholder rights and will support sensible shareholder proposals that seek to strengthen shareholder rights.

Capital Structure Alterations. Newton expects companies to communicate their intentions clearly and provide rationale for any changes to their capital structure.

Controlling and Influential Shareholders. Companies should disclose the detail behind any special relationships or agreements that are in place with such shareholders. Newton will seek to understand the investment expectations of these investors and place greater emphasis on the company conforming to corporate governance best practice in an effort to limit the possibility of Newton's clients being disadvantaged by the situation.

Political Donations. Generally, Newton will not support a company that seeks to make director donations to any political party or political organization.

Sarofim Fayez & Co.

Proxies are assets of Sarofim's Clients that must be voted with diligence, care, and loyalty. Sarofim will vote each proxy in accordance with its fiduciary duty to its Clients. Sarofim will generally seek to vote proxies in a way that maximizes the value of Clients' assets. However, Sarofim will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client's securities. However, there is an exception for proxies relating to securities that are held at the time Sarofim commences active management of the client's account and are sold immediately after Sarofim commences such active management and with respect to which no other accounts actively managed by Sarofim already hold that security (such securities being referred to as "Zero Holder Securities"). The policy of Sarofim is not to vote Zero Holder Securities.

The Proxy Coordinator coordinates Sarofim's proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires Sarofim to maintain certain books and records associated with its proxy voting policies and procedures. The Proxy Coordinator will ensure that Sarofim complies with all applicable recordkeeping requirements associated with proxy voting.

Sarofim has retained Glass Lewis to assist in the proxy voting process. Charles Sheedy, Chairman of the Proxy Committee, manages Sarofim's relationship with Glass Lewis. Glass Lewis provides the following in connection with the voting of proxies by Sarofim: (i) analyses of proposals, (ii) vote recommendations, (iii) vote execution services and (iv) record keeping services. Glass Lewis provides its analyses of proposals and vote recommendations pursuant to and in accordance with the proxy voting guidelines furnished to it by Sarofim.

The Proxy Coordinator ensures that Glass Lewis votes all proxies according to Clients' specific instructions and Sarofim's general guidance, and retains all required documentation associated with proxy voting.

Absent specific Client instructions, Sarofim has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately.

The Proxy Coordinator receives an email notification when there is a new Client that needs to be added to Sarofim's proxy voting. The Proxy Coordinator also receives a monthly list of all such new Clients.

The Proxy Coordinator receives the paper ballots or notification through Glass Lewis for specific opportunities to vote proxies. The Proxy Coordinator then downloads the recommendations from Glass Lewis for each proxy vote and forwards them to the individual analyst for voting direction.

In deciding how to vote proxies, Sarofim relies, for the most part, on (i) the business judgment of the management and directors of the issuer of the security ("Issuer") and (ii) the fiduciary responsibilities that the Issuer's directors have with respect to the Issuer's shareholders. However, whenever Sarofim determines, based upon the information available to it, that management's recommendations do not appear to be in the best interests of the Issuer's shareholders, management's recommendations will not be followed in voting the proxies.

The analyst who is responsible for the research coverage of the Issuer reviews the particular proxy statement. Such review includes, but is not limited to, consideration of the Glass Lewis analyses and the Glass Lewis vote recommendations. Upon completion of the review, the analyst determines how the proxy vote should be cast. In the event that the analyst's vote recommendation differs from the Glass Lewis vote recommendation, the analyst must provide a written explanation of why the analyst's vote recommendation differs from the Glass Lewis vote recommendation. The written explanation of the vote recommendation difference must be reviewed and accepted by the Chairman of the Proxy Committee. If Chairman of the Proxy Committee and the analyst agree on the vote recommended by the analyst, the analyst's vote recommendation shall be final and binding.

If the Chairman of the Proxy Committee and the analyst cannot reach agreement on the vote recommended by the analyst, the matter is then considered by the Proxy Committee as a whole, and the decision of such group with respect to the vote becomes final and binding.

The Chairman of the Proxy Committee or Proxy Committee members will review any documentation associated with the proxy vote and evaluate the analyst's proposal. The Chairman of the Proxy Committee or Proxy Committee members may wish to consider, among other things:

• A vote's likely short-term and long-term impact on the Issuer;

• Whether the Issuer has responded to the subject of the proxy vote in some other manner;

• Whether the issues raised by the proxy vote would be better handled by some other action by, for example, the government or the Issuer;

• Whether implementation of the proxy proposal appears likely to achieve the proposal's stated objectives; and

• Whether the analyst's proposal appears consistent with Clients' best interests.

After taking a reasonable amount of time to consider the analyst's proposal, each of the Proxy Committee members will make a recommendation regarding the proxy vote. The Chairman of the Proxy Committee will record each member's recommendation, and the proxy will be voted according the recommendations of a majority of the Committee's members.

Neither the analyst nor any member of the Proxy Committee involved in the consideration of the vote may be a person (an "Interested Person") who is (i) an officer or director of the Issuer, (ii) a shareholder beneficially owning 5% or more of the outstanding securities of any class of the Issuer or (iii) otherwise interested in any way (other than beneficial ownership of less than 5% of the outstanding securities of any class of the Issuer) in the outcome of the vote to be held with respect to that security.

The following examples are meant to help identify other potential conflicts:

• Sarofim provides investment advice to an Issuer (i.e., publicly traded company). Sarofim receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

• Sarofim provides investment advice to an officer or director of an Issuer. Sarofim receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

• Sarofim or an affiliate has a financial interest in the outcome of a proxy vote, such as when Sarofim is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to investment advisers, including Sarofim;

• An issuer or some other third party offers Sarofim or an Employee compensation in exchange for voting a proxy in a particular way;

• An Employee, or a member of an Employee's household, has a personal or business relationship with an Issuer. Sarofim receives a proxy solicitation from that Issuer; and

• Sarofim or its Covered Persons have a short position in an Issuer, but Sarofim's Clients have a long position in the same Issuer. Sarofim receives a proxy solicitation from the Issuer.

When making any voting recommendation, the analyst must certify that he or she is not an Interested Person. If the analyst is an Interested Person, the Proxy Committee shall appoint another analyst who is not an Interested Person to conduct the review. If all investment members of the Proxy Committee are all Interested Persons, the Board of Directors of Sarofim shall appoint an individual who is not an Interested Person to participate in the required review of an analyst's vote recommendation. The individual making the voting recommendation must certify that he or she is not an Interested Person.

Sarofim will not neglect its proxy voting responsibilities, but Sarofim may abstain from voting if it deems that abstaining is in its Clients' best interests. For example, Sarofim may be unable to vote securities that have been lent by the custodian. The Chairman of the Proxy Committee will prepare and maintain memoranda describing the rationale for any instance in which Sarofim does not vote a Client's proxy.

The final proxy voting decision is provided to the Proxy Coordinator who places the vote online through Glass Lewis. The Proxy Coordinator or Glass Lewis will retain the following information in connection with each proxy vote:

• The Issuer's name;

• The security's ticker symbol or CUSIP, as applicable;

• The shareholder meeting date;

• The number of shares that Sarofim voted;

• A brief identification of the matter voted on;

• Whether the matter was proposed by the Issuer or a security-holder;

• Whether Sarofim cast a vote;

• How Sarofim cast its vote (for the proposal, against the proposal, or abstain);

• Whether Sarofim cast its vote with or against management; and

• A list of ballots and shares voted

• Any back-up documentation.

Sarofim may vote the same proxy in two directions only if a Client has specifically asked Sarofim to vote his/her shares a certain way. If Sarofim votes the same proxy in two directions, the Proxy Coordinator will maintain documentation describing the reasons for each vote (e.g., Sarofim believes that voting with management is in Clients' best interests, but Client X gave specific instructions to vote against management) in the file of the Client that requested the specific vote.

Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client's attempt to influence proxy voting with respect to other Clients' securities should be promptly reported to the CCO.

Proxies received after a Client terminates its advisory relationship with Sarofim will not be voted. The Proxy Coordinator will promptly return such proxies to the sender, along with a statement indicating that Sarofim's advisory relationship with the Client has terminated, and that future proxies should not be sent to Sarofim.

Walter Scott & Partners Limited

Policy

Walter Scott exercises discretionary proxy voting authority with a view to safeguarding its clients' best interests where authorized to do so. The firm owes its clients a duty of care to monitor proxy voting notifications and materials and to take timely action when they are received. It is also Walter Scott's duty to vote client proxies in a manner consistent with the client's best interests without regard for any interest Walter Scott may have in the matter. This should be read in conjunction with Walter Scott's Engagement Policy.

Proxy voting by Walter Scott is undertaken on a 'best endeavors basis' as the votes instructed may not be cast in certain circumstances including, without limitation, the following examples:

1) The proxy documentation is not delivered timeously to the manager by the relevant custodian or ISS.

2) The client has a stock lending program in place. Any such arrangement rests with clients and their appointed custodian. Walter Scott generally does not ask clients to recall stock on loan in order to vote. Walter Scott does not undertake stock lending.

3) Jurisdictional restrictions, split voting, excluded markets.

4) The instructions from the custodian to the voting entity are incomplete.

Authority to Vote in Certain Markets

In certain markets a Power of Attorney (POA) is a legal requirement for executing voting instructions on behalf of a third party. For all clients, with the exception of the private placement funds, the Beneficial Owner/Authorized

Signatory is required to execute a valid POA with their appointed custodian bank. BNYM Investment Management Cayman Limited executes such POAs on behalf of the private placement funds.

Notice of Proxy Activity

Walter Scott receives notice of proxy activity through custodians and ISS. Walter Scott's Client Administration Corporate Governance team delivers proxies to the Investment Operations team to facilitate the proxy voting process for members of the Research team, referred to as 'Stock Champions'.

Discretionary Proxy Voting

The Investment Operations team provides structured support such as gathering all relevant documentation and discussing the information with Stock Champions. The decision on how to vote a particular proxy is generally made by Stock Champions. Walter Scott receives third party research from ISS however, the recommendations from any intermediary has no bearing on how Walter Scott votes. All proxy votes are signed off by any of the following, the Executive Director – Investment Operations, the Head of Investment Operations, an Investment Director or a nominated Senior Investment Manager. The Client Administration Corporate Governance team administers the proxy vote.

If there is uncertainty as to how to vote a particular item, a sub-group of the Investment Management Committee (IMC), 'the Proxy Voting Group', will meet to decide how the item is to be voted. Any contentious issues and meetings of the Proxy Voting Group are reviewed by the Investment Management Group (IMG) which meets weekly and all proxy voting activity is formally reviewed on a quarterly basis by the IMC. The Investment Operations team reviews all outcomes, where possible, of the AGM/EGM meetings and notifies the Stock Champions where appropriate.

Clients with Specific Proxy Voting Guidelines

In cases where a client has given Walter Scott specific proxy guidelines, these take precedence over Walter Scott's policy except where Walter Scott's policy, in the firm's view, is more conservative.

Resolving Potential Material Conflicts of Interest

Potential conflicts of interest may arise when Walter Scott exercises its discretionary proxy voting authority on behalf of client and fund accounts. For example, many of Walter Scott’s clients are corporate-sponsored pension schemes associated with companies in which Walter Scott invests. Walter Scott or its senior employees may also have business or personal relationships with companies or stakeholders involved with the proxies that Walter Scott is voting (e.g., the issuer, proxy solicitor, shareholder activist, etc.). These examples are not exhaustive and Walter Scott may encounter additional conflicts when exercising its discretionary proxy voting authority.

Walter Scott’s Proxy Voting Policy and Procedures and pre-established voting guidelines have been designed to ensure that the firm’s voting decisions are not influenced by interests other than those of its clients (e.g., client relationship factors). Where a potential conflict arises in relation to a proxy, the matter is referred to the Walter Scott Proxy Voting Group to confirm that the vote can be made consistent with this Policy. The Proxy Voting Group includes members of the firm’s investment, research and operations teams, as well as one or more representatives from Walter Scott Risk & Compliance to ensure objective governance and independence from the investment functions of the firm.

If the Proxy Voting Group determines that a vote cannot be made consistent with this Policy due to an actual or perceived conflict of interest (e.g., proxy proposal is not addressed by the firm's pre-established voting guidelines or conflict is too great), the Group will not approve voting on the proxy and will consider options deemed necessary and appropriate to manage the conflict and act in the best interests of its clients – including, but not limited to, seeking voting direction or consent from clients.

Reporting

Where requested, clients are regularly provided with proxy voting records. Walter Scott discloses proxy voting records on the firm's website (www.walterscott.com) together with this Policy.

Record Keeping

Walter Scott maintains records of, including but not limited to, (a) the Proxy Voting Policy and Procedures; (b) proxy statements received for all securities held; (c) all votes cast; (d) client requests for proxy voting information; (e) Walter Scott's response to these requests; and (f) documents material to the voting decision.

Current Guidelines

Walter Scott votes on all issues on a case by case basis. Walter Scott believes that the quality of a company's management is an important consideration in determining whether the company is a suitable investment. Accordingly, Walter Scott gives careful consideration to management's views in determining how to vote a proxy, subject in all events to Walter Scott's overall analysis of the likely effect of the vote on clients' interests. The firm's guidelines on certain specific issues are given below. Where the Stock Champion chooses not to follow these guidelines he/she must specify his/her reason for doing so and the decision will be reviewed by the Proxy Voting Group.

Corporate Governance Issues

Walter Scott generally votes in favor of a management sponsored proposal to improve corporate governance and increase disclosure, unless the proposal is likely to have a materially negative effect on the interests of shareholders.

Compensation and Stock Option Plans

Walter Scott generally votes for compensation plans that are reasonable. Remuneration should be aligned with the interests of long term shareholders. Consideration is given to factors such as proportionality and structure. Walter Scott typically votes against plans that would result in excessive dilution to shareholders.

Disclosure of Board Remuneration

Walter Scott opposes proposals to allow the non-disclosure of individual board member's remuneration and will generally vote against resolutions seeking approval of remuneration where no information is provided.

Say on Pay

In accordance with Walter Scott's long term investment approach, a more frequent advisory vote on pay is preferred. This provides shareholders with discretion to ensure that management's remuneration is aligned with those of shareholders over the long term.

Directors

Walter Scott generally supports the election of directors. In the interests of long term shareholders, the board and its committees should ideally comprise of a cross-section of directors with suitable experience and tenure. The firm is cognizant of different corporate governance standards across the globe and welcomes the increasing prevalence of independent directors on boards.

Consideration is given to individuals' other commitments which may affect their ability to carry out their function at the investee company. Where Walter Scott is of the opinion that the individual is not committing enough time to their role, in the first instance, the firm will typically seek to engage with management. If a director persistently fails to attend board and/or committee meetings, Walter Scott may consider abstaining or voting against re-election of that individual.

Classified/Staggered Boards

Walter Scott generally supports declassification of boards as the provision for annual election of directors is typically in the best interests of shareholders over the long term.

Related Party Transactions

Walter Scott considers each proposal on a case by case basis, taking into consideration management's guidance and whether the resolution is aligned with Walter Scott's long term investment approach.

Changes to Capital Structure

Walter Scott evaluates each proposal separately. Generally Walter Scott votes for changes such as stock splits and open market share repurchase plans where all shareholders can participate pro rata. The firm typically votes against proposals designed to discourage mergers and acquisitions of the company soliciting the proxy and other measures which do not provide shareholders with economic value.

Raising Equity

The firm tends to vote against proposals that allow management to raise equity if the potential increase in the share count is more than 10% and no specific reason for the capital increase is given. If a specific reason is given Walter Scott will evaluate each proposal on its merits. Consideration is also given to potential dilution from outstanding incentive plans and the time frame for these awards.

Pre-Emptive Rights

Walter Scott generally votes against proposals to waive shareholders' pre-emptive rights to participate in a capital increase if the dilution potentially exceeds 10%. Situations where Walter Scott might accept waiving pre-emptive rights include, but are not limited to, the creation of shares to pay for acquisitions or to reward staff.

Share Repurchases and Reissuance

Walter Scott generally approves proposals asking for permission to repurchase shares. The firm generally approves proposals asking for permission to reissue previously repurchased shares as long as the change in capital structure is in line with section 9.2.1.

Poison Pills

Walter Scott opposes proposals to create or extend the duration of poison pills. Typically, the firm encourages companies whose board is authorized to issue blank-check preferred stock to cancel this facility.

Pledging of Shares

Where directors of investee companies pledge a significant amount of their shareholding, Walter Scott will generally seek to engage with management to discourage this practice.

Allocation of Income and Dividends

Walter Scott evaluates each proposal separately but generally votes against proposals where the dividend allocation is persistently very low and the company retains significant cash on its balance sheet without adequate explanation. The firm may abstain if the dividend allocation has not been specified and have reasons to doubt that the ultimate amount is not in the interest of shareholders.

Vague or Poorly-Defined Proposals

Where proposals are vague or poorly-defined, Walter Scott generally seeks clarification from the company. If this is not forthcoming the firm will generally abstain.

Political Donations

Walter Scott opposes proposals asking for permission to make political donations.

Bundled Resolutions

Walter Scott will generally abstain on bundled resolutions.

Appointment of External Auditor

Walter Scott generally approves resolutions regarding the appointment of the external auditor. Each proposal is assessed on a case by case basis giving consideration to the balance between audit and non-audit fees and tenure.

Ad-Hoc Items

Walter Scott abstains on proposals requesting approval for "ad hoc" items.

Environmental, Social and Corporate Responsibility Issues

Walter Scott evaluates each proposal separately but generally votes against proposals that involve a material economic cost to the company if it is not considered to be in the long term interests of shareholders or restricts the freedom of management to operate in the best interests of shareholders.

Shareholder Proposals

The firm evaluates each proposal separately, taking into consideration management's guidance and whether it is aligned with Walter Scott's long term investment approach.

Material Votes

Where the firm believes a resolution is material, in that the outcome could significantly affect the long term investment return, on a best efforts basis, Walter Scott will generally seek to ask clients who lend stock to recall any stock on loan. For those clients where Walter Scott does not have discretionary voting authority, on a best efforts basis, the firm will generally seek to contact clients to convey its views on the resolution.

Responsibilities

This policy is owned by the Investment Management Committee.